[GRAPHIC]

DECEMBER 31, 2002

ANNUAL REPORT
ADVANTUS SERIES FUND, INC.
OFFERED IN MINNESOTA LIFE VARIABLE PRODUCTS

[ADVANTUS{TM} SERIES FUND, INC. LOGO]

EQUITIES
MICRO-CAP GROWTH PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO
INTERNATIONAL STOCK PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO
SMALL COMPANY VALUE PORTFOLIO
INDEX 400 MID-CAP PORTFOLIO
GROWTH PORTFOLIO
INDEX 500 PORTFOLIO
VALUE STOCK PORTFOLIO
MACRO-CAP VALUE PORTFOLIO
REAL ESTATE SECURITIES PORTFOLIO

FIXED INCOME/HYBRID
ASSET ALLOCATION PORTFOLIO
GLOBAL BOND PORTFOLIO
BOND PORTFOLIO
MORTGAGE SECURITIES PORTFOLIO
MATURING GOVERNMENT BOND 2002 PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO

MONEY MARKET
MONEY MARKET PORTFOLIO

MINNESOTA LIFE

VARIABLE LIFE INSURANCE*
VARIABLE ADJUSTABLE LIFE
VARIABLE ADJUSTABLE LIFE-SECOND DEATH
VARIABLE ADJUSTABLE LIFE-HORIZON

VARIABLE ANNUITIES*
MULTIOPTION(R) ACHIEVER
MULTIOPTION(R) CLASSIC
MULTIOPTION(R) SELECT
MULTIOPTION(R) SINGLE
MULTIOPTION(R) FLEXIBLE
MEGANNUITY
UNIVERSITY OF MINNESOTA MULTIOPTION(R) ANNUITY
ADJUSTABLE INCOME ANNUITY
FLEXANNUITY PLUS
INVESTANNUITY PLUS
INDIVIDUAL ACCUMULATION ANNUITY
GROUP ACCUMULATION ANNUITY

GROUP VARIABLE LIFE*
VARIABLE GROUP UNIVERSAL LIFE

*SECURITIES OFFERED THROUGH SECURIAN FINANCIAL SERVICES, INC.
MEMBER NASD/SIPC

SUPPLEMENT DATED FEBRUARY 3, 2003 TO THE ADVANTUS SERIES FUND, INC. PROSPECTUS DATED MAY 1, 2002.
1. At its meeting held January 30, 2003, the Board of Directors of Advantus Series Fund, Inc. (the "Fund") approved the following changes:

     - Effective May 1, 2003, the current investment sub-advisor for the Capital Appreciation Portfolio, Credit Suisse Asset Management LLC, will be replaced by a new sub-advisor, Voyageur Asset Management, Inc. ("Voyageur"), 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55406. Voyageur will provide investment advice and generally conduct the investment management program for the Capital Appreciation Portfolio. There will be no changes in the investment objective or the principal investment policies of the Capital Appreciation Portfolio under Voyageur, although it is anticipated that the number of issuers whose securities will be held by the Portfolio will be fewer than is currently the case. The Portfolio will be managed by a team of Voyageur investment professionals.

     - Effective May 1, 2003, the investment sub-advisory agreement covering the Macro-Cap Value Portfolio between the Portfolio's current sub-advisor, J.P. Morgan Investment Management, Inc., and the Fund's investment advisor, Advantus Capital Management, Inc. ("Advantus Capital"), will terminate. Thereafter, the Portfolio will be managed directly by Advantus Capital. Also effective May 1, 2003, the name of the Portfolio will be changed to the Core Equity Portfolio. There will be no change in the investment objective of the Portfolio. Under its current name, however, the Portfolio follows a policy of investing, under normal circumstances, at least 80% of its net assets in common stocks of very large capitalization companies (i.e., companies with a market capitalization of at least $8 billion). Under its new name, the Portfolio will no longer follow that 80% investment policy. Rather, the Core Equity Portfolio will normally invest at least 75% of its net assets in common stocks of large capitalization companies with market capitalizations of at least $7 billion. Consistent with this new policy, the Core Equity Portfolio will invest in securities of companies that Advantus Capital believes are undervalued relative to either their potential for improved operating performance and financial strength or their future growth potential. The Core Equity Portfolio will be managed by Alan D. Steinkopf, Senior Investment Officer, Equities and Portfolio Manager of Advantus Capital since May 2000; Assistant Portfolio Manager, Advantus Capital, From June 1998 to April 2000; and Investment Officer, Advantus Capital, from June 1993 to June 1998.

     - Effective May 1, 2003, the Global Bond Portfolio will change its name to the International Bond Portfolio. There will be no change in the investment objective of the Portfolio. However, certain of the investment policies of the Portfolio will change as it will no longer, under normal circumstances, invest a portion of its assets in securities or debt obligations issued or guaranteed by the U.S. government and its agencies or by domestic corporate issuers. Julius Baer Investment Management Inc. will continue to serve as the Portfolio's investment sub-advisor, and will be solely responsible for the Portfolio's investment management program.

2. Effective January 10, 2003, Edgerton Tucker Scott III, Vice President and Research Analyst with Templeton Investment Counsel, LLC, is the sole portfolio manager for the International Stock Portfolio. Mr. Scott has served as a co-portfolio manager of the Portfolio since February 1, 2000.

3. The paragraph captioned "Voluntary Fee Absorption" on page 59 of the prospectus is amended to read as follows:

     Advantus Capital is currently voluntarily absorbing all fees and expenses that exceed 1.10% of average daily net assets for the Small Company Value Portfolio, 1.07% of average daily net assets for the Macro-Cap Value Portfolio, and 1.34% of average daily net assets for the Micro-Cap Growth Portfolio. Advantus Capital has not agreed to absorb expenses over a specified period of time and it may cease its absorption of expenses at any time. If it does so, some Portfolio expenses would increase and thereby reduce investment return.

Investors should retain this supplement for future reference.

F. 58815 2-2003

TABLE OF CONTENTS

                                                          PAGE NO.
HOW TO USE THIS REPORT                                           1
PORTFOLIO TOTAL RETURN                                           2
PRESIDENT'S LETTER                                               3
PORTFOLIO MANAGER REVIEWS
     Growth Portfolio                                            4
     Bond Portfolio                                              6
     Money Market Portfolio                                      8
     Asset Allocation Portfolio                                 10
     Mortgage Securities Portfolio                              12
     Index 500 Portfolio                                        14
     Capital Appreciation Portfolio                             16
     International Stock Portfolio                              18
     Small Company Growth Portfolio                             20
     Maturing Government Bond 2006 Portfolio                    22
     Maturing Government Bond 2010 Portfolio                    22
     Value Stock Portfolio                                      26
     Small Company Value Portfolio                              28
     Global Bond Portfolio                                      30
     Index 400 Mid-Cap Portfolio                                32
     Macro-Cap Value Portfolio                                  34
     Micro-Cap Growth Portfolio                                 36
     Real Estate Securities Portfolio                           38
INDEPENDENT AUDITORS' REPORT                                    40
INVESTMENTS IN SECURITIES
     Growth Portfolio                                           41
     Bond Portfolio                                             45
     Money Market Portfolio                                     51
     Asset Allocation Portfolio                                 54
     Mortgage Securities Portfolio                              62
     Index 500 Portfolio                                        67
     Capital Appreciation Portfolio                             78
     International Stock Portfolio                              80
     Small Company Growth Portfolio                             83
     Maturing Government Bond 2006 Portfolio                    86
     Maturing Government Bond 2010 Portfolio                    87
     Value Stock Portfolio                                      88
     Small Company Value Portfolio                              91
     Global Bond Portfolio                                      96
     Index 400 Mid-Cap Portfolio                               101
     Macro-Cap Value Portfolio                                 110
     Micro-Cap Growth Portfolio                                114
     Real Estate Securities Portfolio                          117
FINANCIAL STATEMENTS
     Statements of Assets and Liabilities                      120
     Statements of Operations                                  124
     Statements of Changes in Net Assets                       128
     Notes to Financial Statements                             136
DIRECTORS AND EXECUTIVE OFFICERS                               171

                             HOW TO USE THIS REPORT

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 41.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not deduct investment advisory fees and other fund expenses--whereas your Portfolio does. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Securian Sales Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

                             PORTFOLIO TOTAL RETURN

[CHART]

                          YEAR ENDED DECEMBER 31, 2002

                                        PERCENTAGE OF RETURN
Growth                                         -25.4%
Bond                                            10.5%
Money Market                                     1.3%
Asset Allocation                                -9.0%
Mortgage Securities                              9.7%
Index 500                                      -22.4%
Capital Appreciation                           -31.5%
International Stock                            -17.8%
Small Company Growth                           -31.8%
MGB 2006                                        13.0%
MGB 2010                                        18.9%
Value Stock                                    -15.3%
Small Company Value                            -20.0%
Global Bond                                     17.9%
Index 400 Mid-Cap                              -15.0%
Macro-Cap Value                                -28.1%
Micro-Cap Growth                               -43.6%
Real Estate Securities                           7.0%

Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Please refer to the individual Portfolio reviews contained within the prospectus for information regarding the standardized performance for 1, 5 and 10 years.

Letter from the President

[PHOTO OF DIANNE ORBISON]

Dear Shareholders:
Although economic growth has slowed dramatically, we believe it has not stopped, and THAT is reason for optimism. Growth drives our economy and markets. In the first six months of the year, growth, as measured by the gross national product, dropped from 5 percent to 1.3 percent, with a similar up and down pattern in the second half, as well. Over the past 18 months, we've had unprecedented levels of fiscal and monetary stimuli that simply have not taken hold. Stimulative fiscal and monetary policies--together with low inflation--are in place. We feel these are powerful tools to help mend an ailing economy, but these policies have generated a limited economic rebound so far.

Staying optimistic was a daunting task for equity investors. The S&P 500* ended the year at -22.10 percent. This was the third consecutive year of negative returns in this broad market index, which hasn't occurred since the period from 1939 through 1941. Missed or reduced earnings, accounting fraud, and no distinct catalyst for an equity market recovery impacted investor sentiment. Market upswings came in short limited spurts in the second half of the year, but nothing that resembled a dramatic recovery. As sentiment sank lower, more uncertainty was unleashed in the market. Fallout from corporate scandals and accounting problems was not limited to the stock market. The corporate bond sector of the fixed income market was also adversely affected by numerous defaults and bankruptcies. In 2002, slowing U.S. and global economies, continued equity market volatility, and growing global tensions have all contributed to an environment of extreme uncertainty. In periods of uncertainty, we feel investors become defensive. On the domestic front, Treasuries were the year's strongest performers.

Under our forecasted scenario for 2003, we expect that the capital markets should perform marginally better than they did in 2002. We believe that in the upcoming year:

* Corporate profits will improve, however, investors will not be convinced until they are both reported and CONFIRMED. It will be important that perception of corporate governance and fiduciary integrity improve before the main street investor feels comfortable reentering the market en masse.

* The Federal Reserve has aggressively eased monetary policy over the past two years, and we expect the highly stimulative policy to remain in place until a "confirmed" pattern of historic trend growth is evident. Under this circumstance, we believe bonds will remain in a trading range with only moderate upward pressure on the front end of the yield curve as the Fed gradually puts the brakes to its policy of easing. We expect this to happen late in the year. The Fed will probably not complete the process of restoring the funds rate to neutral until 2004 or later.

* Corporate credits will very slowly improve as debt is reduced and profits begin to improve. We believe this will result in narrowing yield spreads which consequently will result in corporate bonds outperforming U.S. Treasury bonds.

Over all, in 2003, we believe investors will begin to recapture some of the equity losses incurred over the past three painful years.
Sincerely,

/s/ Dianne Orbison

Dianne Orbison
President, Advantus Series Fund

Past performance is not necessarily indicative of future results.
* The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Growth Portfolio

PERFORMANCE UPDATE

[PHOTO OF THOMAS A. GUNDERSON]

THOMAS A. GUNDERSON, CFA
PORTFOLIO MANAGER
ADVANTUS CAPITAL MANAGEMENT, INC.

The Growth Portfolio seeks the long-term accumulation of capital, with current income as a secondary objective. It invests primarily in common stocks and other equity securities.

PERFORMANCE
The Growth Portfolio posted a return of -25.44 percent* for the year ended December 31, 2002. The Portfolio's benchmark, the Russell 1000 Growth Index**, posted a return of -27.89 percent for the same period.

PERFORMANCE ANALYSIS
Wide spread turmoil in the stock market occurred over the past 12 months as a result of an uncertain economic recovery, numerous accounting issues, and a sharp deterioration in the credibility of corporate America. The market traded broadly lower, with growth stocks declining more than value stocks.

The Portfolio was able to exceed its performance benchmark by superior stock selection combined with underweights in the hardest hit areas of the market - Technology, Communication Services and Growth Utilities.

Health Care was broadly lower due to slowing earnings growth rates in pharmaceuticals and biotech products. The strongest areas in Health Care were in the equipment area where the Portfolio had several successful stocks. Zimmer Holdings, Inc., an orthopedics manufacturer, gained over 33 percent for the year as earnings grew over 30 percent the past three quarters. Boston Scientific, medical devices, was another winner gaining over 45 percent as they became well positioned to participate in the emerging drug coated stent market. Looking ahead, we believe a strong demographic tail wind, combined with lower valuation levels, and a possible prescription drug benefit for seniors make the Health Care sector one of increasing interest. As of December 31, 2002, Health Care is the largest sector comprising 24.30 percent of net assets.

A continued lack of revenue or earnings growth led Technology stocks lower during the period. Corporations are not spending much on Technology investments in today's uncertain environment. Many companies in this sector are in the process of being "right sized" to meet the likely demand going forward. While the current environment is tough, history indicates that as corporate earnings growth improves Technology spending will accelerate along with a general pick up in capital spending. The stock selection process is focused on the companies that are well positioned for strong and sustained growth in the years ahead when spending comes back to more normal levels.

The strongest sector was Consumer Staples, posting a relatively modest 5 percent decline for the year. Steady growing and well managed companies like Sysco Corporation, food distribution, and Colgate-Palmolive Company, personal care products, contributed to Portfolio performance. Due to price strength some positions have been cut back in this area.

Overall, a disciplined stock selection approach and a focus on sustainable growth allowed the Portfolio to select attractive companies for investment and avoid or minimize the worst hit portions of the market. Underweights in the Technology, Communication Services, and higher growth Utility sectors added 100 basis points to performance over the past year.

OUTLOOK
The Portfolio continues to be fully invested, as it has all year, with cash remaining in the 1-3 percent range. We continue to invest in companies that can show real and sustainable growth that is the result of high returns on company investments, not from financial maneuvering to boost short-term earnings per share. The Portfolio is also taking a diversified approach to manage risk in this market, having a little over 100 names in the Portfolio. In addition, the Portfolio is positioned to excel regardless of the timing or strength of an economic recovery (or a "double dip" scenario) as it remains well diversified across the major economic sectors.

TEN LARGEST STOCK HOLDINGS

                                             MARKET       % OF STOCK
COMPANY                        SHARES         VALUE        PORTFOLIO
-------                     ------------   ------------   ------------
Pfizer, Inc.                     422,325   $ 12,910,475        6.6%
Microsoft Corporation            197,500     10,210,750        5.2%
General Electric Company         378,600      9,218,910        4.7%
Johnson & Johnson                144,700      7,771,837        4.0%
Wal-Mart Stores, Inc.            117,000      5,909,670        3.0%
Cisco Systems, Inc.              360,084      4,717,100        2.4%
Amgen, Inc.                       95,500      4,616,470        2.4%
Procter & Gamble Company          50,600      4,348,564        2.2%
Colgate-Palmolive Company         75,300      3,947,979        2.0%
3M Company                        30,700      3,785,310        1.9%
                                           ------------     --------
                                           $ 67,437,065       34.4%
                                           ============     ========

[CHART]

Cash and Other Assets/Liabilities                 1.2%
Transportation                                    0.4%
Basic Materials                                   0.6%
Communication Services                            1.3%
Energy                                            2.7%
Capital Goods                                     8.1%
Financial                                        10.7%
Consumer Staples                                 13.5%
Consumer Cyclical                                14.5%
Technology                                       22.7%
Health Care                                      24.3%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
             A HYPOTHETICAL $10,000 INVESTMENT IN GROWTH PORTFOLIO,
               RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

SEC AVERAGE ANNUAL TOTAL RETURN:

  One year                                              -25.44%
  Five year                                              -5.80%
  Ten year                                                4.28%

                                         RUSSELL 1000
         GROWTH PORTFOLIO      CPI       GROWTH INDEX
12/31/92   $     10,000   $     10,000   $     10,000
12/31/93   $     11,518   $     10,579   $     10,288
12/31/94   $     11,610   $     10,876   $     10,562
12/31/95   $     14,429   $     11,151   $     14,491
12/31/96   $     16,904   $     11,520   $     17,841
12/31/97   $     22,552   $     11,723   $     23,278
12/31/98   $     30,378   $     11,912   $     32,290
12/31/99   $     38,174   $     12,223   $     38,922
12/31/00   $     29,840   $     12,643   $     30,195
12/31/01   $     22,440   $     12,839   $     24,031
12/31/02   $     15,208   $     13,150   $     19,145

On the chart above you can see how the Growth Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1992 through December 31, 2002.

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

Bond Portfolio

PERFORMANCE UPDATE

[PHOTO OF WAYNE SCHMIDT]

WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
ADVANTUS CAPITAL MANAGEMENT, INC.

The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests in long-term, fixed income, high quality debt instruments.

PERFORMANCE
The Bond Portfolio returned 10.50 percent* for the year ended December 31, 2002. The Portfolio's benchmark, the Lehman Brothers Aggregate Bond Index,** returned
10.27 percent for the same period.

PERFORMANCE ANALYSIS
The past year surprised many investors in the fixed income market. At the start of the year, very few believed that fixed income would generate returns greater than ten percent and even fewer foresaw the magnitude of credit problems that befell the corporate bond market. In the U.S. Treasury market, the yield on the five-year U.S. Treasury note decreased 156 basis points (1.56 percent) to yield just 2.73 percent at year end. The yield on the 30-year U.S. Treasury bond fell 71 basis points (.71 percent) to yield 4.76 percent. Short-term interest rates continued their decline as the Federal Reserve cut the Fed Funds rate one more time, by 50 basis points (.50 percent) at their November meeting. The rate cut was the twelfth time the Fed has eased monetary policy to bolster a sluggish economy over the past two years.

The corporate bond sector came back to life in the fourth quarter as fixed income investors purchased corporate bonds at attractive spreads, but that did not make up for the dismal first nine months of the year in this sector. Investment grade corporate bonds did manage to return a respectable 10.52 percent for the year, while U.S. Government securities generated an 11.50 percent total return. In the shorter duration mortgage-backed sector returns were 8.75 percent for the year, an excellent result given the shorter duration and the rapid prepayments that the mortgage market endured throughout the year.

OUTLOOK
Throughout the past year, our bias to higher quality issuers benefited the Portfolio. The Portfolio was overweight mortgage-backed securities and U.S. Treasury Inflation Indexed notes early in the year when they performed exceptionally well. The avoidance of credit problems was the key factor for the Portfolio's success in 2002. In the fourth quarter, we began to purchase some higher yielding BBB rated credits. The purchase of Public Service Company of Colorado first mortgage bonds, USA Interactive, BF Goodrich, Oncor Electric Delivery, and Stancorp Financial Group were all done at acquisition yields higher than seven percent. These types of specific credit opportunities will hold the key to 2003 performance. We believe yield and principal preservation will be important components to 2003 fixed income returns. We will overweight the corporate and mortgage-backed sectors and underweight U.S. Government securities while being careful not to expose the Portfolio to unnecessary interest rate risk.

We feel fixed income return expectations need to be lowered to align them with the realities of today's marketplace. Interest rates are low, yet we believe the additional yield available in the corporate and mortgage-backed market is attractive on a historical basis. We also believe there is limited capital appreciation potential left in fixed income and 2003 looks to be a year where investors will "earn the coupon". As the year progresses, we expect the easy monetary policy coupled with another round of fiscal stimulus should begin to put upward pressure on interest rates.

TEN LARGEST BOND HOLDINGS

COMPANY                                                   MARKET VALUE   % OF BOND PORTFOLIO
-------                                                   ------------   -------------------
Federal National Mortgage Association 6.5%, 09/01/32      $  8,805,644          3.3%
U.S. Treasury Bond 6.0%, 02/15/26                            6,130,977          2.3%
Federal National Mortgage Association 7.0%, 06/01/32         4,566,609          1.7%
Federal National Mortgage Association 7.0%, 11/01/31         4,424,610          1.6%
Federal National Mortgage Association 7.0%, 09/01/31         4,336,539          1.6%
U.S. Treasury Bond 5.5%, 08/15/28                            4,159,806          1.6%
Metropolitan Asset Funding
  144A Issue 7.5%, 4/20/27                                   3,850,831          1.4%
Federal National Mortgage Association 6.0%, 11/01/32         3,749,457          1.4%
St. George Bank Capital
  Note 144A Issue 8.4%, 12/29/49                             3,658,716          1.4%
USA Interactive 7.0%, 01/15/13                               3,619,084          1.3%
                                                          ------------       ---------
                                                          $ 47,302,273         17.6%
                                                          ============       =========

[CHART]

U.S. Treasury                                6.8%
U.S. Goverment Agencies                     34.7%
AAA Rated                                   12.4%
AA Rated                                     9.6%
A Rated                                     17.1%
BBB Rated                                   17.5%
D Rated                                      0.1%
Cash and Other Assets/Liabilities            1.8%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
              A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO,
                LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX,
          LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

SEC AVERAGE ANNUAL TOTAL RETURN:

  One year                         10.50%
  Five year                         6.32%
  Ten year                          6.79%

                             LEHMAN BROTHERS
                               AGGREGATE
            BOND PORTFOLIO     BOND INDEX           CPI
12/31/92     $     10,000     $     10,000     $     10,000
12/31/93     $     11,570     $     10,975     $     10,579
12/31/94     $     11,043     $     10,654     $     10,876
12/31/95     $     13,224     $     12,622     $     11,151
12/31/96     $     13,616     $     13,081     $     11,520
12/31/97     $     14,899     $     14,344     $     11,723
12/31/98     $     15,804     $     15,590     $     11,912
12/31/99     $     15,373     $     15,461     $     12,223
12/31/00     $     16,978     $     17,260     $     12,643
12/31/01     $     18,319     $     18,713     $     12,839
12/31/02     $     19,289     $     20,630     $     13,150

On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Government/Corporate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1992 through December 31, 2002.

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Lehman Brothers Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

Money Market Portfolio

PERFORMANCE UPDATE

[PHOTO OF STEVE NELSON]

STEVE NELSON
PORTFOLIO MANAGER

The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

PERFORMANCE
The Money Market Portfolio returned 1.28 percent* for the year ended December 31, 2002. This compares to the Portfolio's benchmark, the three-month U.S. Treasury Bill, which returned 1.79 percent over the same period.

PERFORMANCE ANALYSIS
Short-term interest rates continued their decline during the fourth quarter as the Federal Reserve cut the Fed Funds rate by 50 basis points (.50 percent) at their November meeting. The rate cut was the twelfth time over the past two years the Fed has eased monetary policy to bolster the sluggish U.S. economy. As a result, during the fourth quarter the yield on the three month T-bill declined another .37 percent to 1.19 percent while the yield on the six month T-bill declined .30 percent to 1.20 percent.

The Portfolio's low absolute returns were a function of the extremely low level of short-term interest rates and the yield curve remaining very steep. As a result of rates remaining so low, the yields offered in the commercial paper market have steadily declined, with most issuers now offering only around 1.30 percent yields.

After cutting the Fed Funds rate in November the Federal Reserve changed its bias to "balanced" from "weakness" as it relates to the state of the economy and future rate moves. We feel at this point another drop in rates by the Fed, though possible, seems unlikely. However, given a lackluster U.S. economy and anemic global growth, we also feel the chance of the Fed hiking rates anytime soon seems equally unlikely.

We believe Investor sentiment going into 2003 seems to anticipate the easy monetary policy of the past two years coupled with the latest round of fiscal stimulus will put upward pressure on interest rates sometime later in the year. In fact, as a reflection of this sentiment the fourth quarter of 2002 marked a change in the direction of intermediate and longer-term interest rates. For example, the yield on the five-year U.S. Treasury note increased .17 percent to yield 2.73 percent while the yield on the 30-year US Treasury bond increased .09 percent to yield 4.76 percent.

OUTLOOK
Going into 2003, we feel high-quality U.S. corporate commercial paper remains a sound, albeit low-yielding alternative for investors seeking a high degree of safety and liquidity. We believe this is particularly true given the current state of the global economy and the potential for further volatility in respect to the high probability of war with Iraq. The Portfolio has over 91 percent of its assets invested in high quality corporate commercial paper (i.e., commercial paper that is rated A-1 or higher by Standard and Poor's and P-1 by Moody's) or U.S. Government obligations. In addition, we feel the Portfolio's holdings are well diversified over a variety of stable industries. While we expect money market returns will remain low over the next several months, investors should consider the Portfolio's benefits of excellent liquidity and principal preservation as they make their asset allocation decisions.

The investment approach applied to the Portfolio is unchanged. In other words, despite a dearth of attractive yields, the Portfolio's safety and liquidity is not compromised to marginally enhance returns. Principal preservation and minimal credit risk remain our primary focus as always.

[CHART]

                            AVERAGE DAYS TO MATURITY

Jan                   53
Jan                   48
Jan                   48
Jan                   49
Jan                   48
Feb                   46
Feb                   52
Feb                   54
Feb                   47
Mar                   43
Mar                   36
Mar                   35
Mar                   31
Apr                   34
Apr                   35
Apr                   36
Apr                   40
Apr                   43
May                   45
May                   44
May                   46
May                   39
Jun                   33
Jun                   47
Jun                   54
Jun                   47
Jul                   55
Jul                   56
Jul                   53
Jul                   48
Jul                   53
Aug                   48
Aug                   49
Aug                   54
Aug                   53
Sept                  49
Sept                  49
Sept                  47
Sept                  45
Oct                   48
Oct                   44
Oct                   41
Oct                   39
Oct                   37
Nov                   32
Nov                   55
Nov                   60
Nov                   59
Dec                   52
Dec                   56
Dec                   56
Dec                   58
Dec                   52

                            SEVEN-DAY COMPOUND YIELD*

Jan                1.59%
Jan                1.59%
Jan                1.52%
Jan                1.33%
Jan                1.51%
Feb                1.42%
Feb                1.39%
Feb                1.31%
Feb                1.43%
Mar                1.40%
Mar                1.39%
Mar                1.38%
Mar                1.38%
Apr                1.35%
Apr                1.37%
Apr                1.32%
Apr                1.12%
Apr                1.29%
May                1.33%
May                1.38%
May                1.32%
May                1.28%
Jun                1.40%
Jun                1.33%
Jun                1.34%
Jun                1.27%
Jul                1.20%
Jul                1.33%
Jul                1.29%
Jul                1.33%
Jul                1.32%
Aug                1.30%
Aug                1.30%
Aug                1.29%
Aug                1.28%
Sept               1.21%
Sept               1.33%
Sept               1.27%
Sept               1.27%
Oct                1.21%
Oct                1.33%
Oct                1.25%
Oct                1.27%
Oct                1.26%
Nov                1.23%
Nov                1.18%
Nov                1.27%
Nov                1.09%
Dec                1.01%
Dec                0.97%
Dec                0.90%
Dec                0.89%
Dec                0.84%

The yield quotation more closely represents the current earnings of the Money Market Portfolio than the total return quotation.

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

* Historical performance is not an indication of future performance. Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Asset Allocation Portfolio

PERFORMANCE UPDATE

[PHOTOS OF MATTHEW D. FINN, WAYNE R. SCHMIDT, AND ALLEN D. STEINKOPF]

MATTHEW D. FINN, CFA, WAYNE R. SCHMIDT, CFA AND ALLEN D. STEINKOPF, CFA PORTFOLIO MANAGERS
ADVANTUS CAPITAL MANAGEMENT, INC.

The Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. It invests in common stocks and other equity securities, bonds and money market instruments. The mix of investments is varied by the Portfolio's management as economic conditions indicate.

PERFORMANCE
The Asset Allocation Portfolio returned -8.98 percent* for the year ended December 31, 2002. The Portfolio's benchmark, a blended index comprised of 60 percent S&P 500 Index and 40 percent Lehman Brothers Aggregate Bond Index , returned -9.80 percent for the year ended. The S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned -22.10 percent and 10.27 percent, respectively, for the same period.

PERFORMANCE ANALYSIS
The Portfolio performed better than its benchmark for the year. Equities within the Portfolio were down 18 percent compared to a negative 22 percent for the S&P 500 and the fixed income portion was up approximately 10 percent.

The Portfolio started the year more heavily concentrated in equities. Good stock selection kept the Portfolio performing well. The biggest contributor to performance was our positive position in the major banks. Large, well run and well capitalized banks such as Wachovia Corporation, U.S. Bancorp and Bank of America Corporation were up for the year, while many of their peers were caught with too much exposure to poor credits or too much capital market exposure and were down for the year.

Good stock selection in Health Care punctuated by Forest Labs (up 20 percent) contributed nicely to performance. Our analysis on GE and AOL led us to believe that they would have a hard time meeting expectations. We sold those positions out of the Portfolio and both stocks subsequently sold off sharply at -38 percent and -58 percent, respectively. In the Industrial sector, we liked 3M over GE which was up 6.30 percent for the year, boosting the Portfolio by 83 basis points.

We owned a number of high quality REITs during the year, which were the single best performing sector posting a positive 16 percent return during the year. REITs, with their stable earnings and high dividends, were attractive during a period of rapidly deteriorating fundamentals and questionable management practices in the broader market.

OUTLOOK
The Portfolio is positioned to perform well in up or down markets with a bias toward a positive stock market and a lagging bond market. The Portfolio went from a low of 58 percent equities in September to its current 64.5 percent equity weight during September and October, as valuations became compelling and operating metrics in most industries began to level out after a sub-par summer. We feel the macro environment is already being stimulated by low interest rates with more macro stimulus on the way. We believe the Portfolio should be at its maximum equity weight in this environment. As always, good fundamental research with proper risk management practices will allow us to navigate through the best and worst of times.

FIVE LARGEST STOCK HOLDINGS

                                               MARKET         % OF STOCK
COMPANY                        SHARES           VALUE          PORTFOLIO
-------                     ------------     ------------     -----------
Exxon Mobil Corporation          262,300     $  9,164,762         3.8%
Microsoft Corporation            153,500        7,935,950         3.3%
Pfizer, Inc.                     255,425        7,808,342         3.3%
Wachovla Corporation             187,500        6,832,500         2.8%
Citigroup, Inc.                  168,500        5,929,515         2.5%
                                             ------------       -------
                                             $ 37,671,069        15.7%
                                             ============       =======

BOND PORTFOLIO CHARACTERISTICS - QUALITY BREAKDOWN

                                    % OF BOND
RATING                              PORTFOLIO
------                              ---------
U.S. Treasury                          10.9%
U.S. Government Agencies               36.6%
AAA rated                              14.3%
AA rated                                8.1%
A rated                                16.6%
BBB rated                              13.1%
C rated                                 0.3%
D rated                                 0.1%
                                      ------
                                      100.0%
                                      ======

[CHART]

Bonds                                       32.6%
Common Stocks                               64.3%
Cash and Other Assets/Liabilities            3.1%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
A HYPOTHETICAL $10,000 INVESTMENT IN ASSET ALLOCATION PORTFOLIO, S&P 500 INDEX,
       LEHMAN BROTHERS AGGREGATE BOND INDEX, A BLENDED INDEX OF 60 PERCENT
      S&P 500 INDEX AND 40 PERCENT LEHMAN BROTHERS AGGREGATE BOND INDEX AND
                              CONSUMER PRICE INDEX

SEC AVERAGE ANNUAL TOTAL RETURN:

  One year                           -8.98%
  Five year                          -0.11%
  Ten year                            5.74%

             ASSET ALLOCATION                  LEHMAN BROTHERS                  BLENDED S&P 500 &
                 PORTFOLIO           CPI     AGGREGATE BOND INDEX    S&P 500     LEHMAN AGGREGATE
12/31/92       $     10,000     $     10,000     $     10,000     $     10,000     $     10,000
12/31/93       $     11,597     $     10,579     $     10,975     $     11,848     $     11,499
12/31/94       $     11,435     $     10,876     $     10,654     $     11,996     $     11,459
12/31/95       $     14,295     $     11,151     $     12,622     $     16,484     $     14,939
12/31/96       $     16,082     $     11,520     $     13,081     $     19,603     $     16,994
12/31/97       $     19,136     $     11,723     $     14,344     $     26,140     $     21,422
12/31/98       $     23,661     $     11,912     $     15,590     $     33,610     $     26,402
12/31/99       $     27,251     $     12,223     $     15,461     $     40,673     $     30,588
12/31/00       $     24,416     $     12,643     $     17,260     $     36,955     $     29,077
12/31/01       $     20,909     $     12,839     $     18,713     $     32,559     $     27,020
12/31/02       $     17,471     $     13,150     $     20,630     $     24,400     $     23,522

On the chart above you can see how the Asset Allocation Portfolio's total return compared to the S&P 500 Index, Lehman Brothers Aggregate Bond Index, a blended index of 60 percent S&P 500 Index and 40 percent Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on December 31, 1992 through December 31, 2002.

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
+ The S&P 500 Index is a broad unmanaged index of 500 common stocks which are representative of the overall U.S. stock market.
++ The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers
   Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.

Mortgage Securities Portfolios

PERFORMANCE UPDATE

[PHOTO OF KENT WEBER]

KENT WEBER, CFA
PORTFOLIO MANAGER

The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities. The risks incurred by Mortgage Securities Portfolio include, but are not limited to, reinvestment of prepaid loans at low rates of return. In addition, the net asset value of Mortgage Securities Portfolio may fluctuate in response to changes in interest rates and are not guaranteed.

PERFORMANCE
The Mortgage Securities Portfolio generated a total return of 9.66 percent* for the year ended December 31, 2002. This compares favorably to the Portfolio's benchmark, the Lehman Brothers Mortgage-Backed Securities Index,** which returned 8.75 percent for the same period.

PERFORMANCE ANALYSIS
Even with historically low interest rates and the biggest refinancing wave in history, 2002 turned out to be one of the best years ever for the mortgage market relative to matched maturity Treasuries and other short duration fixed income assets. In this low interest rate environment, solid security selection and active management have proven critical to effectively manage prepayments and credit risks. Throughout the year, fundamental differences in security prepayment profiles and credit exposures have continuously emerged and gone on to drive relative performance. Your portfolio had a 37 percent weighting to the agency pass through market and a 27 percent allocation within the residential mortgage markets to the non-agency CMO market.

It was a banner year for commercial mortgage backed securities in which performance - both absolute and duration adjusted - topped all major fixed income sectors. While loan level delinquency and liquidation rates did inch higher, the magnitude of change was minor and was overshadowed by the lack of prepayment risk and solid credit fundamentals. The Portfolio had an 18 percent weighting to the CMBS market.

In the land of asset backed securities, it was a different story. Issuer credit concerns and softening in consumer credit overshadowed the sector's impressive prepayment characteristics and led to wider yield premium (over Treasuries) across the sector. Fortunately, events such as these often create opportunities for those who are able to focus on relative value, stick to the fundamentals, and patiently wait for liquidity to once again return to the markets. These bouts of illiquidity can make for a bumpy ride, but ultimately fundamentals and relative value rule. The Portfolio allocation to this sector slowly increased from 2 to 14 percent over the year.

INVESTMENT ACTIVITY:
The bulk of our excess returns were driven by our overall strategy of relative value investing throughout the mortgage universe and our opportunistic mortgage investing process which is driven by fundamentals and prudent diversification. Three of the strategies we emphasized throughout the year were reducing prepayment, improving credit and riding the duration/yield curve.

PREPAYMENT STRATEGY:
Next to our people, intense security analysis and selection are the driving virtues of value in our strategy. The search for prepayment-challenged mortgage securities only intensified throughout the year as rates moved lower. Our strategy focused on underweighting the highest coupon securities in the index, selling seasoned securities and purchasing newly issued pools of mortgages and mortgage securities with low average loan balances (less than $85,000). The low loan balance agency pass through story proved to be one of the better call protection stories in the agency pass through market during 2002.

CREDIT STRATEGY:
Valuing and trading prepayment risk for credit risk was a value-added means of building a solid portfolio. Here our search emphasized credit upgrade opportunities and structure that reduced our prepayment exposure. We believe these investment activities are important because they offer multiple ways to add value to the Portfolio and to generate relative performance from a given security. We feel the credit rating trends in the residential and commercial market remain favorable and the upgrade to downgrade ratio remains healthy.

DURATION/YIELD CURVE STRATEGY:
We rode our duration on the positive side of the Index throughout most of the year. This duration difference was driven more by the fact that the duration of the index shortened faster and more than the Portfolio as rates marched lower and prepayments were driven higher. We believe at this point there is not a lot of duration left in the mortgage market, which means most of the sector's return will come from yield and not price appreciation should rates continue to move lower. Throughout the year, the yield curve was extremely steep and to take advantage of a positive slope to the yield curve we emphasize structured mortgage assets like CMBS and CMO's and worked to capture the total returns available from these securities rolling down (shortening) in maturity with time and then trading off shorter parts of the yield curve. By their nature, pass throughs do not offer this opportunity. The nature of these structured securities also works to protect against extension risk embedded in pass through securities, which can occur in a rising rate environment. Finally, we remained fully invested, as cash - like instruments yielded 2 to 3 percent less than short duration alternatives available in the mortgage universe.

OUTLOOK
We expect the economic recovery that everyone wants to believe is just around the corner is likely to remain uneven and slow early into 2003. Ultimately, we feel aggressive fiscal and monetary stimulation should generate renewed growth by the second half of the year. We believe it's at this point that we look for interest rates to gradually move higher and bring a renewed focus on buying and structuring extension protection into one's mortgage portfolio.

In the meantime, we believe mortgages remain an attractive fixed income asset class even at these low levels of interest rates, especially for those who pursue it opportunistically and on all fronts. You deserve all the mortgage market has to offer and that's what we continue to offer you at Advantus - a unique, holistic, active style that incorporates selective securities from numerous sectors of the mortgage market. We consistently apply a disciplined investment style that actively incorporates prepayment, credit, structure, liquidity and yield curve risk from those securities and sectors that offer the best pricing for the given risks.

Going forward, we feel investors would be wise to lower their future return expectations for their fixed income holdings and remember that bond prices move inversely with the direction of interest rates.

[CHART]

HIGH QUALITY ASSETS

AAA rated                                   56.9%
AA rated                                    13.4%
A rated                                     11.3%
BBB rated                                   13.7%
BB rated                                     1.9%
D rated                                      0.2%
Cash and Other Assets/Liabilities            2.6%

[CHART]

SOLID LIQUIDITY

Public Issues                                                  72.8%
Liquid 144A Issues                                             19.6%
Illiquid 144A and Other Private Placement Illiquid Issues       5.0%
Cash and Other Assets/Liabilities                               2.6%

[CHART]

PRUDENT SECTOR DIVERSIFICATION

FHLMC                                                5.0%
FNMA                                                35.0%
GNMA                                                 0.4%
Vendee Mortage Trust                                 0.3%
Non-Agency Sub-prime Residential MBS                 1.0%
Non-Agency Commercial MBS                           12.9%
Other Agency Obligations                             0.7%
Non-Agency Prime Residental MBS                     42.1%
Cash and Other Assets/Liabilities                    2.6%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
    A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTOLIO, LEHMAN
       BROTHERS MORTGAGE-BACKED SECURITIES INDEX AND CONSUMER PRICE INDEX

SEC AVERAGE ANNUAL TOTAL RETURN:

  One year                          9.66%
  Five year                         7.76%
  Ten year                          7.60%

                 MORTGAGE     LEHMAN BROTHERS
                SECURITIES    MORTGAGE-BACKED
                PORTFOLIO     SECURITIES INDEX        CPI
12/31/92       $     10,000     $     10,000     $     10,000
12/31/93       $     11,621     $     10,684     $     10,579
12/31/94       $     11,229     $     10,511     $     10,876
12/31/95       $     13,251     $     12,276     $     11,151
12/31/96       $     13,947     $     12,916     $     11,520
12/31/97       $     15,222     $     14,142     $     11,723
12/31/98       $     16,223     $     15,126     $     11,912
12/31/99       $     16,545     $     15,405     $     12,223
12/31/00       $     18,498     $     17,125     $     12,643
12/31/01       $     20,169     $     18,531     $     12,839
12/31/02       $     20,795     $     20,192     $     13,150

On the chart above you can see how the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1992 through December 31, 2002.

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

Index 500 Portfolio

PERFORMANCE UPDATE

[PHOTO OF JAMES SEIFERT]

JAMES SEIFERT
PORTFOLIO MANAGER
ADVANTUS CAPITAL MANAGEMENT INC.

The Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy.

PERFORMANCE
For the year ended December 31, 2002, the Portfolio ended with a -22.37 percent* return. This compares to the Portfolio's benchmark, the S&P 500 Index,** which returned -22.10 percent for the same period.

PERFORMANCE ANALYSIS
For the third consecutive year, the S&P 500** ended the calendar year with a negative return (-22.10 percent) due in part to a sharp decline in household net worth, post September 11th repercussions, corporate misconduct, and an increase in unemployment. All eleven sectors posted negative returns for the 12 month period. Technology led the sectors that detracted from the index return with a -6.70 percent contribution on a return of -35.90 percent. The largest size stocks, sorted in quintiles by market cap, had the worst return for the year.

OUTLOOK
Looking ahead to 2003, we see a moderate acceleration in U.S. economic growth. We expect the pace for growth, however, to remain well below potential as the result of weak business capital spending, a crisis of confidence associated with corporate accounting scandals, and uncertainties associated with global war and the threat of terrorism. In addition, we foresee little help will be forth coming from both Europe and Japan as the result of their long-standing anti-growth tax and regulatory policies.

We believe that inflation in most industrial nations to be well below the long-term trend as the result of the overhang of excess global investment in both labor and productive capacity. We expect that currency volatility will also continue as countries seek to increase their competitive advantage by weakening their currencies. Weaker currency, although attractive in the short run, we believe will ultimately reduce a country's standard of living by increasing their domestic prices. The strong U.S. dollar has kept inflation at bay for more than 10 years. However, we feel that current fiscal policies may result in a weaker U.S. dollar in the near term.

Stimulative monetary and fiscal policies have generated a limited economic rebound. We anticipate the pace of the rebound will remain subdued by the continued adjustments to the 1990's excess, the substantial declines in the stock market, and the rise in risk premium. As we move through 2003, we expect some of these restraints to dissipate and economic growth to reaccelerate and provide the base for the expansion.

Under our forecasted scenario for 2003, we expect that the capital markets should perform marginally better than they did in 2002. We believe that in the upcoming year:

* Corporate profits will improve, however, investors will not be convinced until they are both reported and CONFIRMED. It will be important that perception of corporate governance and fiduciary integrity improve before the main street investor feels comfortable reentering the market enmasse.

* The Federal Reserve has aggressively eased monetary policy over the past two years, and we expect the highly stimulative policy to remain in place until a "confirmed" pattern of historic trend growth is evident. Under this circumstance, we believe bonds will remain in a trading range with only moderate upward pressure on the front end of the yield curve as the Fed gradually puts the brakes to its policy of easing. We expect this to happen late in the year. We believe the Fed will probably not complete the process of restoring the funds rate to neutral until 2004 or later.

* Corporate credits will very slowly improve as debt is reduced and profits begin to improve. We believe this will result in narrowing yield spreads which consequently will result in corporate bonds outperforming U.S. Treasury bonds.

Founding father, Benjamin Franklin once said, "There are no gains without pains." All in all, we believe investors will begin to recapture some of the losses incurred over the past three painful years.

TEN LARGEST STOCK HOLDINGS

                                                    MARKET         % OF STOCK
COMPANY                               SHARES         VALUE         PORTFOLIO
-------                              --------     ------------     ----------
Microsoft Corporation                 271,386     $ 14,030,656         3.4%
General Electric Company              505,116       12,229,575         3.0%
Exxon Mobil Corporation               341,559       11,934,070         2.9%
Wal-Mart Stores, Inc.                 224,053       11,316,917         2.7%
Pfizer, Inc.                          312,792        9,562,051         2.3%
CitiGroup, Inc.                       260,717        9,174,631         2.2%
Johnson & Johnson                     150,787        8,098,770         2.0%
American International Group          132,413        7,660,092         1.9%
International Business
   Machines Corporation                85,769        6,648,648         1.6%
Merck & Company, Inc.                 113,985        6,452,691         1.6%
                                                  ------------       -------
                                                  $ 97,108,101        23.6%
                                                  ============       =======

[CHART]

Cash and Other Assets/Liabilities            1.7%
Transportation                               1.7%
Utilities                                    2.8%
Basic Materials                              3.8%
Communication Services                       4.5%
Energy                                       6.0%
Capital Goods                                7.9%
Consumer Cyclical                           10.2%
Consumer Staples                            12.5%
Health Care                                 14.8%
Technology                                  14.9%
Financial                                   19.2%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
            A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

SEC AVERAGE ANNUAL TOTAL RETURN:

  One year                       -22.37%
  Five year                       -1.02%
  Ten year                         8.80%

            INDEX 500 PORTFOLIO    S&P 500            CPI
12/31/92       $     10,000     $     10,000     $     10,000
12/31/93       $     10,976     $     11,009     $     10,274
12/31/94       $     11,105     $     11,146     $     10,563
12/31/95       $     15,195     $     15,317     $     10,830
12/31/96       $     18,484     $     18,215     $     11,188
12/31/97       $     24,466     $     24,290     $     11,385
12/31/98       $     31,313     $     31,231     $     11,568
12/31/99       $     37,664     $     37,793     $     11,871
12/31/00       $     34,128     $     34,339     $     12,278
12/31/01       $     29,946     $     30,254     $     12,468
12/31/02       $     23,248     $     24,400     $     12,771

On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1992 through December 31, 2002.#Capital Appreciation Portfolio

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Capital Appreciation Portfolio

PERFORMANCE UPDATE

[PHOTOS OF SUSAN L. BLACK, JEFFREY T. ROSE]

SUSAN L. BLACK, CFA
JEFFREY T. ROSE
CREDIT SUISSE ASSET MANAGEMENT, INC.

The Capital Appreciation Portfolio seeks growth of capital. Investments will be made based upon their potential for capital appreciation. While Advantus Capital Management, Inc. acts as investment adviser for the Portfolio, Credit Suisse Asset Management, Inc. provides investment advice to the Capital Appreciation Portfolio under a sub-advisory agreement.

PERFORMANCE
The Capital Appreciation Portfolio had a return of -31.54 percent* for the year ended December 31, 2002. This compares with the S&P 500 Index,** which returned -22.10 percent for the same period.

PERFORMANCE ANALYSIS
The year was another poor one for the U.S. stock market. While equities ended 2001 on a positive note, recovering from their post-September 11 plunge, a confluence of negative developments sent equities spiraling downward again through much of 2002. Despite some encouraging economic data--the U.S. avoided a feared recession--investors seemed increasingly concerned about lackluster profits, geopolitical tensions and, most importantly for the U.S. market, a decreased confidence in corporate management and Wall Street analysts. Those general worries temporarily faded in October and November, but stocks struggled in December and prominent equity indexes ended the year with double-digit declines.

The Portfolio was clearly hurt by the broad and intense sell-off in stocks and by weakness in certain of its communications, health-care and technology holdings. On the positive side--relatively speaking--stocks that aided the Portfolio included its financial services holdings.

OUTLOOK
In the wake of three successive years of stock market declines, we see several reasons, both political and economic, that 2003 could prove to be the year that the equity market reverses its trend. The Bush administration now seems intent on making economic growth a key priority. In addition, we believe that corporate governance and market oversight is becoming more transparent. We feel this, along with a possible stimulus package that eliminates the double taxation of dividends and the ongoing use of monetary tools could create an environment more conducive for equity investments.

One key factor in our opinion will be how smoothly a consumer-driven economic recovery can shift into an investment-driven one. Much depends on a rebound in earnings, which admittedly could take some time to gain traction. But when corporate profits recover more fully, we expect to see systems upgrades and other capital outlays made by the nation's businesses. We will continue to monitor consumer and corporate spending patterns closely.

In terms of sector focus, one area we favor at present is the Media sector, based in part on an upward advertising-revenue trend. That said, we believe these stocks could be quite vulnerable if a war with Iraq proceeds, as ad spending tends to drop off in times of crisis. We think that stock selection will be critical here. Other Consumer-related stocks we own include home-supply, beverages and discount-retail companies. We think such businesses should weather any general slowdown in consumer spending fairly well.

In the Health Care area, we like medical-device companies, which in our view will continue to have more pricing power than pharmaceutical companies. Elsewhere of note, we maintained a roughly neutral position in Technology. We believe the group contains a number of high-quality companies that have good long-term earnings potential. But until we see more evidence that business spending is picking up, we do not intend to have an aggressive exposure here. We ended the quarter with a neutral weighting in the Financial Services sector; we may begin to trim this position based on credit concerns.

In these sectors and elsewhere, we will continue to strive to identify reasonably priced companies we deem to have compelling long-term growth prospects.

TEN LARGEST STOCK HOLDINGS

                                                     MARKET         % OF STOCK
COMPANY                               SHARES          VALUE          PORTFOLIO
-------                               -------     ------------      ----------
Microsoft Corporation                 153,600     $  7,941,120          5.3%
Pfizer, Inc.                          222,275        6,794,947          4.5%
Viacom, Inc.                          148,017        6,033,173          4.0%
American International Group          101,500        5,871,775          3.9%
Medtronic, Inc.                       108,300        4,938,480          3.3%
Johnson & Johnson                      87,696        4,710,152          3.1%
Danaher Corporation                    71,100        4,671,270          3.1%
United Parcel Service, Inc.            70,100        4,421,908          2.9%
Intel Corporation                     260,400        4,054,428          2.7%
General Electric Company              164,200        3,998,270          2.7%
                                                  ------------        ------
                                                  $ 53,435,523         35.5%
                                                  ============        ======

[CHART]

Cash and Other Assets/Liabilities            2.0%
Energy                                       1.1%
Transportation                               2.9%
Capital Goods                                6.1%
Consumer Cyclical                           11.7%
Financial                                   14.0%
Consumer Staples                            19.2%
Technology                                  20.7%
Health Care                                 22.3%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN CAPITAL APPRECIATION PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

SEC AVERAGE ANNUAL TOTAL RETURN:

  One year                              -31.54%
  Five year                              -5.92%
  Ten year                                4.42%

                  CAPITAL
               APPRECIATION
                 PORTFOLIO      S&P 500 INDEX         CPI
12/31/92       $     10,000     $     10,000     $     10,000
12/31/93       $     11,044     $     11,848     $     10,579
12/31/94       $     11,292     $     11,996     $     10,876
12/31/95       $     13,864     $     16,484     $     11,151
12/31/96       $     16,306     $     19,603     $     11,520
12/31/97       $     20,914     $     26,140     $     11,723
12/31/98       $     27,363     $     33,610     $     11,912
12/31/99       $     33,248     $     40,673     $     12,223
12/31/00       $     29,871     $     36,955     $     12,643
12/31/01       $     22,514     $     32,559     $     12,839
12/31/02       $     15,413     $     24,400     $     13,150

On the chart above you can see how the Capital Appreciation Portfolio's total return compared to the S&P 500 Index and the Consumer Price Index. The four lines represent the total return of a hypothetical $10,000 investment made on December 31, 1992 through December 31, 2002.

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

** The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

International Stock Portfolio

PERFORMANCE UPDATE

[PHOTOS OF GARY R. CLEMONS, ALEXANDER CALVO, AND EDGERTON TUCKER SCOTT III]

GARY R. CLEMONS
ALEXANDER CALVO
EDGERTON TUCKER SCOTT III, CFA
FRANKLIN TEMPLETON INVESTMENT COUNSEL, INC.

The International Stock Portfolio seeks long-term capital growth. The Portfolio will invest primarily in common stocks of companies and governments outside the United States. While Advantus Capital Management, Inc. acts as investment adviser for the portfolio, Franklin Templeton Investment Counsel, Inc. provides investment advice to the International Stock Portfolio under a subadvisory agreement. Investment risks associated with international investing, in addition to other risks, include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

PERFORMANCE
The International Stock Portfolio returned -17.82 percent* for the year ended December 31, 2002. This compared to the Morgan Stanley Capital EAFE Index** return of -15.65 percent for the same period.

PERFORMANCE ANALYSIS
Throughout 2002, global equity markets experienced uncertainty, and the U.S. market in particular was the focus of worldwide attention. The final quarter of 2002 ended in aggregate with positive investment returns, but this contrasted sharply with the dismal returns of the third quarter, one of the worst on record. While the year-end rally helped, it could not mitigate what had begun earlier in 2001: declines in employment, corporate earnings and gross domestic product (GDP) growth in Asia, Europe and the Americas.

In our opinion, the year-end rally resulted primarily from the combination of three factors. First, a cut of 50 basis points (.50 percent) in short-term interest rates in the United States (mirrored by a similar cut in Europe) helped investor sentiment. Before the latest cut, U.S. interest rates were already at a four-decade low and the most recent move signaled the determination by the Federal Reserve Board to combat the risk of deflation. Second, corporate earnings growth in the United States, albeit modest, showed positive year-over-year comparisons during the first three quarters of 2002, which also helped investor psychology. And third, as the summer sell-off extended into early October, many stocks became oversold and experienced a technical rebound.

In the U.S., the effects of monetary easing became apparent during the fourth quarter of 2001, as GDP grew at a 2.70 percent annualized rate. This trend continued in the first and second quarters of 2002, with annualized growth rates of 5 percent and 1.10 percent. However, relatively healthy economic data on the consumer side contrasted with negative news on the corporate side. The Enron scandal raised concerns about the potential of widespread corruption and investors became skeptical about corporate reporting. Partly as a result, stock market volatility spiked to levels not seen since the terrorist attacks on September 11th. Also contributing to the drop in stock prices were gloomy outlooks on major sectors such as Information Technology and Telecommunications Services. In addition, ongoing terrorist fears and geopolitical conflicts added uncertainty to the global financial markets. All considered, equity markets generally declined during 2002.

Industry sectors that declined sharply in the broad market, such as Financials, Health Care, Information Technology and Industrials, negatively affected the Portfolio's performance. The Portfolio's relative underperformance was specifically linked to certain holdings within the Health Care, Telecommunication Services and Industrial sectors. On the positive side, based on strong stock selection, our consumer-related sectors delivered solid investment results. This was not the case for the Index, as media, hotel and leisure-related stocks faced challenges during the period and generated negative returns within the Index.

Geographically, the Portfolio benefited from our exposure in the Pacific Basin Region. Specifically, holdings in Australia (BHP Billiton), South Korea (Samsung Electronics and KT Corporation) and New Zealand (Telecom Corporation of New Zealand) drove much of the Portfolio's outperformance in the region. On a relative basis, our underweight to Japan also contributed to the Portfolio's overall performance. During the period, we remained unconvinced about the prospects of measurable corporate reforms in Japan.

OUTLOOK
Last year, the outlook for the global economy and for equity markets was expected to improve, but with the exception of the fourth quarter, it actually deteriorated. We believe however, that the sell-off during the summer was, as in many cases, caused by emotion, not logical thinking.

While there are a number of uncertainties going forward, particularly the direction of consumer spending, we feel the extreme volatility of equity markets continues to provide us with the opportunity to identify quality companies with good operating prospects, often with attractive dividend yields, at prices that we find compelling. In the longer term, we believe our investment philosophy of buying when others are blindly selling should benefit our investors and we remain comfortable with the Portfolio's long-term holdings.

TEN LARGEST STOCK HOLDINGS

                                                       MARKET         % OF STOCK
COMPANY                                SHARES          VALUE          PORTFOLIO
-------                              ----------     ------------     ------------
Nippon Telephone & Telegraph              1,291     $  4,688,809          2.2%
Korea Telecom ADR                       216,960        4,675,488          2.2%
ING Group                               251,394        4,257,940          2.0%
Shell Transportation & Trading
  Company PLC                           632,900        4,167,324          2.0%
Sampo Insurance                         512,800        3,901,459          1.8%
Samsung GDR                              29,000        3,864,250          1.8%
Pechiney                                109,780        3,852,393          1.8%
Total Fina Elf                           26,117        3,730,117          1.7%
Check Point Software                    287,000        3,722,390          1.7%
Kidde PLC                             3,180,400        3,622,489          1.7%
                                                    ------------        -------
                                                    $ 40,482,659         18.9%
                                                    ============        =======

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL STOCK PORTFOLIO,
           MORGAN STANLEY CAPITAL EAFE INDEX AND CONSUMER PRICE INDEX

SEC AVERAGE ANNUAL TOTAL RETURN:

  One year                            -17.82%
  Five year                            -0.97%
  Ten year                              7.68%

              INTERNATIONAL    MORGAN STANLEY
             STOCK PORTFOLIO    CAPITAL EAFE          CPI
12/31/92       $     10,000     $     10,000     $     10,000
12/31/93       $     13,144     $     10,843     $     10,458
12/31/94       $     13,102     $     11,722     $     10,752
12/31/95       $     14,966     $     13,088     $     11,024
12/31/96       $     17,928     $     13,916     $     11,388
12/31/97       $     20,069     $     14,198     $     11,589
12/31/98       $     21,394     $     17,084     $     11,775
12/31/99       $     25,979     $     21,747     $     12,083
12/31/00       $     26,189     $     18,702     $     12,498
12/31/01       $     23,249     $     14,735     $     12,691
12/31/02       $     20,960     $     15,235     $     12,999

On the chart above you can see how the International Stock Portfolio's total return compared to the Morgan Stanley Capital EAFE Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1992 through December 31, 2002.

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Morgan Stanley Capital EAFE Index is an unmanaged index of common stocks from European, Australian and Far Eastern markets.

Small Company Growth Portfolio

PERFORMANCE UPDATE

[PHOTOS OF ELIZABETH B. DATER AND SAMMY OH]

ELIZABETH B. DATER AND SAMMY OH
PORTFOLIO MANAGERS
CREDIT SUISSE ASSET MANAGEMENT, INC.

The Small Company Growth Portfolio seeks long-term accumulation of capital. It invests primarily in common stocks of small companies whose market capitalization are within the range of capitalization of companies in the Russell 2000 Growth Index**. While Advantus Capital Management acts as investment advisor for the Portfolio, Credit Suisse Asset Management, Inc. provides investment advice to the Small Company Growth Portfolio under a sub-advisory agreement. Small company securities have varying degrees of risk. Investments in smaller company and micro-cap stocks carry a higher level of volatility and risk over the short-term. Refer to the prospectus for portfolio risks associated with each investment option.

PERFORMANCE
The Small Company Growth portfolio returned -31.80 percent* for the year ended December 31, 2002. Its benchmark, the Russell 2000 Growth Index**, returned -30.26 percent.

PERFORMANCE ANALYSIS
The year was another poor one for stocks. While equity markets rallied in late 2001, rebounding from their post-September 11 plunge, conditions steadily worsened well into 2002. Despite the avoidance of recession, markets were overwhelmed by ethical and accounting irregularities, combined with heightened geopolitical risks, a fading of economic optimism and a clouded profit outlook. Selling pressure was broad-based, and most sectors of the stock market had significant losses for the 12 months.

The Portfolio's performance reflected the difficult investment environment in the period, with most of its holdings suffering losses amid the sell-off. The Portfolio's Technology holdings had the largest declines, reflecting a broader market trend. One factor that hurt the Portfolio's relative return was its underweighting in the Financial Services sector, which outperformed most sectors for the year. On a positive note, the Portfolio's Transportation holdings had a gain for the year.

OUTLOOK
As we look ahead, our view is that the economy should remain on a growth path, though the recovery might be a sluggish one for a few months at least. The Federal Reserve's aggressive reduction of interest rates over the past year has appeared to be less and less stimulative, and we expect it may take time for other stimulative catalysts (e.g., tax cuts--now on the table in Washington--or an increase in corporate investment spending) to support investor confidence. Of course, the threat of war remains a wild card and we think it could continue to unsettle markets on an ongoing basis.

For our part, we will remain focused on what we believe are well-managed companies that can successfully execute their business models. Companies we favor at present include Media names, especially radio companies that are picking up market share from newspapers. We believe that advertising revenues will remain supportive as 2003 progresses.

Elsewhere of note, we intend to remain overweighted in Health Care, at least over the near-to-intermediate term. Our holdings continue to include medical-devices and services companies that are delivering good earnings results. Regarding the Consumer area, we have some concerns over retailers in general, and have trimmed certain positions. We continue to view Technology cautiously, and do not plan to have an aggressive weighting anytime soon. However, we are identifying companies trading at what we consider to be compelling valuations, and will look for opportunities to selectively increase our exposure going forward.

TEN LARGEST STOCK HOLDINGS

                                                              MARKET     % OF STOCK
COMPANY                                         SHARES         VALUE      PORTFOLIO
-------                                        --------    ------------  ----------
Medicis Pharmaceutical Corporation               53,235    $  2,644,182       2.3%
Community Health Systems                        125,500       2,584,045       2.3%
Affymetrix, Inc.                                108,300       2,478,987       2.2%
CACI International, Inc.                         69,500       2,476,980       2.2%
Coventry Health Care, Inc.                       83,700       2,429,811       2.1%
Lifepoint Hospitals, Inc.                        80,300       2,403,459       2.1%
Getty Images, Inc.                               73,412       2,242,737       2.0%
Education Management Corporation                 56,300       2,116,880       1.9%
Performance Food Group Company                   56,900       1,932,267       1.7%
Stone Energy Corporation                         57,196       1,908,059       1.7%
                                                           ------------     -------
                                                           $ 23,217,407      20.5%
                                                           ============     =======

[CHART]

Cash and Other Assets/Liabilities            8.0%
Communication Services                       1.0%
Transportation                               2.1%
Capital Goods                                3.4%
Basic Materials                              5.3%
Energy                                       7.3%
Financial                                    7.9%
Consumer Staples                            10.7%
Consumer Cyclical                           14.0%
Technology                                  17.9%
Health Care                                 22.4%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY GROWTH PORTFOLIO,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

SEC AVERAGE ANNUAL TOTAL RETURN:

  One year                                  -31.80%
  Five year                                  -5.31%
  Since inception (5/3/93)                    3.82%

               SMALL COMPANY                     RUSSELL 2000
             GROWTH PORTFOLIO       CPI          GROWTH INDEX
  5/3/93       $     10,000     $     10,000     $     10,000
12/31/93       $     11,733     $     10,132     $     12,234
12/31/94       $     12,456     $     10,416     $     11,938
12/31/95       $     16,449     $     10,680     $     15,641
12/31/96       $     17,509     $     11,033     $     17,401
12/31/97       $     18,867     $     11,227     $     19,654
12/31/98       $     19,106     $     11,408     $     19,898
12/31/99       $     27,824     $     11,706     $     28,474
12/31/00       $     24,686     $     12,108     $     22,088
12/31/01       $     21,058     $     12,295     $     20,048
12/31/02       $     14,362     $     12,594     $     13,981

On the chart above you can see how the Small Company Growth Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Growth Portfolio (May 3, 1993) through December 31, 2002.

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 is the 2,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

Maturing Government Bond 2006 Portfolio
Maturing Government Bond 2010 Portfolio

PERFORMANCE UPDATE

[PHOTO KENT WEBER]

KENT WEBER
PORTFOLIO MANAGER,
ADVANTUS CAPITAL MANAGEMENT

The Maturing Government Bond 2006 and 2010 Portfolios seek as high of an investment return as is consistent with prudent investment risk. The Portfolios invest primarily in U.S. Government and Agency zero coupon fixed income securities with maturities near the 2006 and 2010 liquidation dates of each Portfolio.

PERFORMANCE
For the year ended December 31, 2002, the Maturing Government Bond Portfolios generated the following returns:

Maturing Government Bond 2006 Portfolio*              12.99 percent
Maturing Government Bond 2010 Portfolio*              18.85 percent

For the year ended December 31, 2002, the Ryan Lab's U.S. Treasury Strip Indexes of comparable maturity generated the following returns:

Ryan Lab's Inc. September 2006 Index**                12.69 percent
Ryan Lab's Inc. September 2010 Index**                18.91 percent

PERFORMANCE ANALYSIS
As time passes, the duration of each Portfolio continues to roll forward toward its respective maturity.

The effective duration of each Portfolio is as follows:

Maturing Government Bond 2006 Portfolio                3.93 years
Maturing Government Bond 2010 Portfolio                7.69 years

The performance of the Portfolios continued to benefit from their concentration in high quality spread product, which provided increased yield over their benchmarks and allowed the Portfolios to benefit from the rally in both Treasuries and high quality spread product, such as agency debentures.

OUTLOOK
While the U.S. economy has not completely found its footing, we believe the foundation is currently being established (i.e., very aggressive monetary and fiscal policies), so the U.S. economy should show signs of growth by the second half of 2003. We feel this transition should result in moderately higher rates across the yield curve, as the market begins to forecast an increase in growth, employment, and ultimately inflation. We believe this will make the fundamentals of the spread sector even more attractive versus Treasuries. We will maintain the current overweight to spread product and look for additional opportunities to take advantage of this developing situation.

The Maturing Government Bond 2002 Portfolio matured on the third Friday in September of 2002 (September 20, 2002), at which time the Portfolio's assets were liquidated and, in accordance with instructions from the owners of the variable life insurance and annuity contracts funded by the Portfolio, reallocated to other investment sub-accounts available under such variable contracts.

[CHART]

MATURING GOVERNMENT BOND 2006 PORTFOLIO

U.S. Treasury Strip                         35.8%
FICO Strip                                  23.0%
Israel State Aid Strip                       8.4%
RFC Strip                                    8.2%
FNMA Strip                                  22.4%
Government Trust Certificate                 0.8%
Cash and Other Assets/Liabilities            1.4%

[CHART]

MATURING GOVERNMENT BOND 2010 PORTFOLIO

U.S. Treasury Strip                         35.2%
FICO Strip                                  10.4%
Turkey GTC                                   4.0%
Israel State Aid                            12.2%
Israel GTC                                   3.8%
RFC Strip                                    7.8%
FNMA Strip                                  21.5%
Tennessee Valley Authority                   3.7%
Cash and Other Assets/Liabilities            1.4%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2006 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

SEC AVERAGE ANNUAL TOTAL RETURN:

  One year                                            12.99%
  Five year                                            8.28%
  Since inception (5/2/94)                             9.72%

            MATURING GOVERNMENT
            BOND 2006 PORTFOLIO   RYAN LABS INDEX         CPI
  5/2/94       $     10,000         $     10,000     $     10,000
12/31/94       $     10,013         $      9,988     $     10,190
12/31/95       $     13,490         $     13,532     $     10,447
12/31/96       $     13,327         $     13,351     $     10,793
12/31/97       $     15,009         $     15,116     $     10,983
12/31/98       $     17,165         $     17,380     $     11,160
12/31/99       $     15,825         $     16,087     $     11,451
12/31/00       $     18,298         $     18,808     $     11,845
12/31/01       $     19,775         $     20,705     $     12,028
12/31/02       $     22,344         $     23,333     $     12,320

On the chart above you can see how the Maturing Government Bond 2006 Portfolio's total return compared to the Ryan Labs, Inc. September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2006 Portfolio (May 2, 1994) through December 31, 2002.

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2010 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

SEC AVERAGE ANNUAL TOTAL RETURN:

  One year                                            18.85%
  Five year                                            8.89%
  Since inception (5/2/94)                            10.91%

            MATURING GOVERNMENT
            BOND 2010 PORTFOLIO   RYAN LABS INDEX         CPI
  5/2/94       $     10,000         $     10,000     $     10,000
12/31/94       $      9,970         $      9,931     $     10,190
12/31/95       $     14,080         $     14,313     $     10,447
12/31/96       $     13,599         $     13,880     $     10,793
12/31/97       $     16,028         $     16,251     $     10,983
12/31/98       $     18,317         $     18,824     $     11,160
12/31/99       $     16,204         $     16,686     $     11,451
12/31/00       $     19,665         $     20,656     $     11,845
12/31/01       $     20,641         $     21,285     $     12,028
12/31/02       $     24,533         $     25,309     $     12,320

On the chart above you can see how the Maturing Government Bond 2010 Portfolio's total return compared to the Ryan Labs, Inc. September 2010 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2010 Portfolio (May 2, 1994) through December 31, 2002.

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** Ryan Labs, Inc. September 2006 and 2010 Index of U.S. Treasury Strips consists of all active zero-coupon U.S. Treasury issues with maturities in September 2006 and 2010, respectively.

                 (This page has been left blank intentionally.)

Value Stock Portfolio

PERFORMANCE UPDATE

[PHOTOS OF MATTHEW D. FINN AND MATTHEW NORRIS]

MATTHEW D. FINN, CFA AND
MATTHEW NORRIS, CFA
PORTFOLIO MANAGERS
ADVANTUS CAPITAL MANAGEMENT, INC.

The Value Stock Portfolio seeks long-term accumulation of capital. The secondary objective is the production of income. The Portfolio invests primarily in equity securities of companies which, in the opinion of the Adviser, have market values which appear low relative to their underlying value or future growth potential.

PERFORMANCE
The Value Stock Portfolio returned -15.32 percent* for the year ended December 31, 2002. While negative performance is disappointing, this was almost exactly equal our benchmark, the Russell 1000 Value Index**, which returned -15.52 percent.

PERFORMANCE ANALYSIS
All of the major economic sectors of the market were negative for the year. The Technology, Telecommunications and Utility sectors were all down over 20 percent. The best performing sectors (down less than 10 percent) were Consumer Staples, Industrials and Basic Materials.

The areas of strength in the Portfolio include Financials and Telecommunications. In Financials, a number of banking stocks aided performance, while in Telecom performance was helped by ownership of certain companies and the avoidance of others. The largest area of weakness was Technology. The Portfolio's holdings of various technology hardware stocks hurt performance, primarily in the semiconductor area.

OUTLOOK
The equity markets have closed a third consecutive year of negative performance. We feel that most of the overvaluation of the late 1990's has been worked off, and better market returns are in front of us. However, it is our strong belief that predicting the future course of the economy or the markets is nearly impossible. Thus, we focus on selecting individual securities we feel are undervalued, have stable or improving operating metrics, and a near term catalyst to increase the stock price. This steadfast focus on individual corporations has paid off over time, as the Portfolio owned 45 securities in the past year with an absolute positive return, even when the market indices were negative.

TEN LARGEST STOCK HOLDINGS

                                                  MARKET          % OF STOCK
COMPANY                            SHARES          VALUE          PORTFOLIO
-------                           --------      ------------     ------------
Exxon Mobil Corporation            185,804      $  6,491,991         5.8%
Bank of America Corporation         59,380         4,131,067         3.7%
CitiGroup, Inc.                    114,206         4,018,909         3.6%
U.S. Bancorp                       163,894         3,477,831         3.1%
Wachovia Corporation                92,600         3,374,344         3.0%
Verizon Communications              84,605         3,278,444         3.0%
Wells Fargo & Company               64,400         3,018,428         2.7%
SBC Communications, Inc.           105,210         2,852,243         2.6%
Brunswick Corporation              141,500         2,810,190         2.5%
Nisource, Inc.                     134,000         2,680,000         2.4%
                                                ------------       -------
                                                $ 36,133,447        32.4%
                                                ============       =======

[CHART]

Cash and Other Assets/Liabilities        1.2%
Transportation                           0.8%
Capital Goods                            4.2%
Basic Materials                          4.9%
Health Care                              5.2%
Utilities                                6.0%
Communication Services                   7.1%
Consumer Cyclical                        7.8%
Technology                               8.9%
Consumer Staples                        11.0%
Energy                                  11.7%
Financial                               31.2%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
           A HYPOTHETICAL $10,000 INVESTMENT IN VALUE STOCK PORTFOLIO,
                RUSSELL 1000 VALUE INDEX AND CONSUMER PRICE INDEX

SEC AVERAGE ANNUAL TOTAL RETURN:

  One year                     -15.32%
  Five year                     -5.31%
  Since inception (5/2/94)       6.16%

               VALUE STOCK                       RUSSELL 1000
                 PORTFOLIO          CPI          VALUE INDEX
  5/2/94       $     10,000     $     10,000     $     10,000
12/31/94       $     10,457     $     10,190     $     10,209
12/31/95       $     13,904     $     10,448     $     14,124
12/31/96       $     18,207     $     10,793     $     17,181
12/31/97       $     22,065     $     10,984     $     23,223
12/31/98       $     22,452     $     11,160     $     26,855
12/31/99       $     22,513     $     11,452     $     28,826
12/31/00       $     22,149     $     11,845     $     30,847
12/31/01       $     19,834     $     12,028     $     29,121
12/31/02       $     16,795     $     12,320     $     24,601

On the chart above you can see how the Value Stock Portfolio's total return compared to the Russell 1000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Value Stock Portfolio (May 2, 1994) through December 31, 2002.

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

Small Company Value Portfolio

PERFORMANCE UPDATE

[PHOTOS OF JOHN BURBANK AND PAUL HAAGENSEN ]

JOHN BURBANK, CFA
PAUL HAAGENSEN
STATE STREET RESEARCH AND MANAGEMENT COMPANY

The Small Company Value Portfolio seeks the long-term accumulation of capital. It invests primarily in the equity securities of small companies, defined in terms of market capitalization and which appear to have market values that are low relative to their underlying value or future earnings and growth potential. Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short term. Refer to the Portfolio's prospectus for specific information about risks associated with the investment, as well as charges and expenses. While Advantus Capital Management, Inc. serves as investment adviser to the Portfolio, State Street Research & Management Company provides investment advice to the Small Company Value Portfolio under a sub-advisory agreement.

PERFORMANCE
For the year ended December 31,2002, the Small Company Value Portfolio returned -19.98 percent.* The Russell 2000 Value Index** returned -11.42 percent for the same period.

PERFORMANCE ANALYSIS
In 2002, the Russell 2000 Value Index** posted negative returns (-11.42 percent) in a difficult economic and geopolitical environment. Financial Services, led by smaller regional banks, was the only sector to post gains during the year.

Many of the Portfolio's investments were based on the valuations of companies positioned to benefit from an economic turnaround and increased business spending. This opportunity, however, never came to fruition in 2002. While stock selection was additive to performance in a number of sectors, including Consumer Discretionary, Materials and Energy, weaker stock selection in Technology, Transportation and in particular, Producer Durables meaningfully detracted from performance over the 12-month period.

Throughout the year, the valuations of cyclical names that had been hurt in the economic downtown appeared to offer potential. As a result, we invested heavily in many production technology equipment positions that turned in disappointing results over the 12-month period. Within the industry, Therma-Wave, Brooks-PRI Automation and Credence Systems were all down in excess of 50 percent during the year. Within the same sector, Veeco Instruments also hurt relative returns. In Technology, Triquint Semiconductor, Inc., Kemet Corporation and Globespan Virata contributed to the Portfolio's underperformance.

In contrast, strong stock selection in Consumer Discretionary and Energy sectors lessened the impact of losses in the Technology-related sectors. Solid gains in the casinos and gambling industry positively contributed to return comparisons. International Game Technology, Mandalay Resort Group and Harrah's all posted double-digit gains despite a difficult economic operating environment. Energy holdings Cabot Oil and Gas Corporation, Ocean Energy, Inc. and Peabody Holding Company also ended the year with positive returns as they benefited from favorable fundamentals now prevalent in the industry.

OUTLOOK
While smaller-cap and value have outperformed the general market over the last several years, we would not expect that kind of significant outperformance to persist going forward. We feel our investment approach has tended to perform well regardless of whether the asset class is "in" or "out" of favor. In fact, we are finding many more value candidates for investment today than we did a year ago. We continue to focus our efforts on buying good companies with compelling valuations and are optimistic that an adherence to this strategy will continue to produce favorable long-term results.

We remain committed to our bottom-up investment approach in which stocks are selected on a stock-by-stock basis. While the market favored more defensive names this year, we remained committed to buying fundamentally attractive stocks. We believe many of the more attractive opportunities, based on valuations, have come in cyclically-oriented industries, resulting in the cyclical bias in the Portfolio.

As a result of our bottom-up process, we believe many of the most attractive opportunities lie within cyclically oriented industries. The Portfolio remains overweight in Transportation, Materials, Producer Durables, and Technology. In contrast, we are underweight in more defensive sectors, including Utilities, Consumer Staples and Health Care.

TEN LARGEST STOCK HOLDINGS

                                                                  MARKET         % OF STOCK
COMPANY                                           SHARES           VALUE          PORTFOLIO
-------                                          --------      ------------      ----------
Agrium, Inc.                                      102,100      $  1,154,751          2.3%
Wabtec Corporation                                 80,200         1,126,008          2.2%
Navistar International Corporation                 44,600         1,084,226          2.1%
Varian Semiconductor Equipment                     45,400         1,078,749          2.1%
Phelps Dodge Corporation                           32,800         1,038,120          2.0%
Readers Digest Association                         66,800         1,008,680          2.0%
EGL, Inc.                                          70,100           998,925          2.0%
Technitrol, Inc.                                   57,700           931,278          1.8%
American Axle & Manufacturing
  Holdings                                         35,600           833,752          1.6%
Peabody Holding Company                            26,900           786,287          1.6%
                                                               ------------        -------
                                                               $ 10,040,776         19.7%
                                                               ============        =======

[CHART]

Cash and Other Assets/Liabilities             7.2%
Communication Services                        0.5%
Health Care                                   1.2%
Financial                                     2.6%
Consumer Staples                              4.5%
Energy                                        6.8%
Transportation                                7.0%
Consumer Cyclical                            11.6%
Basic Materials                              15.7%
Capital Goods                                20.8%
Technology                                   22.1%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY VALUE PORTFOLIO,
                RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

SEC AVERAGE ANNUAL TOTAL RETURN:

  One year                                -19.98%
  Five year                                 1.37%
  Since inception (10/1/97)                 1.74%

(Thousands)

               SMALL COMPANY    RUSSELL 2000
              VALUE PORTFOLIO   VALUE INDEX          CPI
 10/1/97       $     10,000     $     10,000     $     10,000
12/31/97       $     10,229     $     10,168     $     10,019
12/31/98       $      9,539     $      9,513     $     10,179
12/31/99       $      9,246     $      9,371     $     10,446
12/31/00       $     11,835     $     11,508     $     10,804
12/31/01       $     13,679     $     13,121     $     10,972
12/31/02       $     10,947     $     11,623     $     11,238

On the chart above you can see how the Small Company Value Portfolio's total return compared to the Russell 2000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Value Portfolio (October 1, 1997) through December 31, 2002.

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Russell 2000 Value Index contains those stocks from the Russell 2000 with a low price to book ratios. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3000 common stocks, which represent approximately 98 percent of the U.S. Market.

Global Bond Portfolio

PERFORMANCE UPDATE

[PHOTO OF EDWARD DOVE]

[PHOTO OF WAYNE SCHMIDT]

EDWARD DOVE
JULIUS BAER
INVESTMENT MANAGEMENT, INC.
WAYNE SCHMIDT, CFA
ADVANTUS CAPITAL
MANAGEMENT, INC.

The Global Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the portfolio, Julius Baer Investment Management, Inc. provides investment advice to the Global Bond Portfolio under a sub-advisory agreement. Investment risks associated with international investing in addition to other risks, include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

PERFORMANCE

The Global Bond Portfolio returned 17.94 percent* for the year ended December 31, 2002. This compares to the Portfolio's benchmark, the Salomon Brothers World Government Bond Index**, which returned 19.50 percent for the same period.

PERFORMANCE ANALYSIS

Generally, 2002 was a year of increasingly healthy conditions for Global Bond markets. After a mixed start in the first quarter, when it seemed that there was a likelihood of a strong economic recovery, the trend for the rest of the year was generally positive. The volatility in equity markets certainly had their effect on other markets, but, with the Federal Reserve cutting rates to levels not seen in decades, bond markets managed to shrug off equity woes. The U.S. 10-year bond reached a low yield of 3.70 percent during the year and returned 16 percent; meanwhile, the S & P 500 lost 22 percent. However, the steam in the U.S. market seems to have peaked.

The Portfolio benefited substantially with the U.S. dollar declining by double-digit amounts during the year, (4.50 percent in December alone). With a continually growing current account deficit, and a decline in investor appetite to fund this by the purchase of U.S. assets, the outlook for the dollar is for further decline.

Returns were excellent for the Portfolio. This was attributable as much to avoidance of pitfalls in certain market sectors, for example the Portfolio had a token exposure to credit in a year when credit experienced something of a meltdown, as it was to the benefits of bond market fundamentals. The combination of improving markets in the Euro zone, and the strengthening of the Euro made for a potent cocktail. The Euro finished the year in the region of 1.05 to the U.S. dollar, up by over 10 percent. We expect further strengthening in 2003.

OUTLOOK

We remain cautious on the outlook for U.S. Treasuries in the near term, as U.S. growth begins to show signs of life, and given the perception that the Federal Reserve could respond later this year by raising rates. However we feel with inflation under control and the threat of a military strike on Iraq potentially very close, any set back is likely to be modest as we remain more positive on the outlook in Europe where the economic backdrop is more fragile and the ECB is expected to cut interest rates further. We believe the appreciating euro makes this more likely as it continues to tighten monetary conditions in Europe. Elsewhere, we continue to dislike the Japanese Bond market, with 10-year yields close to historic lows. The key event in the near term is likely to be the choice of new Central Bank governor.

In terms of the currency markets our key theme going into 2003 continues to be to underweight the dollar. We believe the U.S. has lost its ability to suck in global savings. We expect this will prove to be bad news for the world's biggest debtor. Without a stellar macro performance and a big improvement in return on assets, we think the dollar will weaken by up to 10 percent this year. This forms one of our key strategic views for 2003. We also dislike the yen on a more tactical view. The yen often tends to weaken ahead of the Japanese fiscal year.

TEN LARGEST BOND HOLDINGS

                                                              MARKET       % OF BOND
ISSUER                                                         VALUE       PORTFOLIO
------                                                      -----------   ------------
Bundesrepublic (Euro)--
5.000%, 07/04/12                                           $  4,474,870       8.7%
Bundesrepublic (Euro)--
3.250%, 02/17/04                                              3,296,719       6.4%
Sweden (Swedish Krona)--
5.500%, 10/08/12                                              2,991,636       5.8%
Japan Finance Corporation (Japanese Yen)--
1.550%, 02/21/12                                              2,542,273       5.0%
Buoni Poliennali Del Tesoro (Euro)--
4.750%, 03/15/06                                              2,072,326       4.0%
Greek Government (Euro)--
6.300%, 01/29/09                                              2,068,675       4.0%
UK Treasury (British Sterling Pound)--
9.000%, 07/12/11                                              1,916,595       3.7%
Denmark (Dannish Krona)--
8.000%, 05/15/03                                              1,509,752       3.0%
U.S. Treasury Bond (U.S. Dollar)--
6.000%, 02/15/26                                              1,432,463       2.8%
FNMA (U.S. Dollar)--
6.500%, 01/01/32                                              1,301,173       2.5%
                                                           ------------      ----
                                                           $ 23,606,482      45.9%
                                                           ============      ====

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
  A HYPOTHETICAL $10,000 INVESTMENT IN GLOBAL BOND PORTFOLIO, SALOMON BROTHERS
              WORLD GOVERNMENT BOND INDEX AND CONSUMER PRICE INDEX

SEC AVERAGE ANNUAL TOTAL RETURN:

One year                17.94%
Five year                4.76%
Since inception       (104.54%)

                GLOBAL BOND PORTFOLIO    SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX                 CPI
 10/1/97                    $  10,000                                       $  10,000           $  10,000
12/31/97                    $  10,008                                       $  10,021           $  10,019
12/31/98                    $  11,626                                       $  11,555           $  10,446
12/31/99                    $  10,719                                       $  11,061           $  10,179
12/31/00                    $  10,870                                       $  11,237           $  10,804
12/31/01                    $  10,706                                       $  11,125           $  10,972
12/31/02                    $  12,627                                       $  13,294           $  11,238

On the chart above you can see how the Global Bond Portfolio's total return compared to the Salomon Brothers World Government Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Global Bond Portfolio (October 1, 1997) through December 31, 2002.

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

** The Salomon Brothers World Government Bond Index is a market value-weighted index of government debt securities issued by twelve different nations:
   Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, United Kingdom and the United States. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.

Index 400 Mid-Cap Portfolio

PERFORMANCE UPDATE

[PHOTO OF JIM SEIFERT]

JIM SEIFERT,
PORTFOLIO MANAGER
ADVANTUS CAPITAL MANAGEMENT, INC.

The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400) . It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy.

PERFORMANCE

The Index 400 Mid-Cap Portfolio posted a return of -15.03 percent* for the year ended December 31, 2002. This compares to the S&P 400 MidCap Index** return of -14.52 percent for the same period.

PERFORMANCE ANALYSIS

The S&P 400 MidCap Index** ended the year down 14.52 percent. Due in part to a sharp decline in household net worth, post September 11th repercussions, corporate misconduct, and an increase in unemployment. Two of the eleven sectors posted positive returns for the period: Energy (8.20 percent) and Consumer Staples (3.70 percent). Technology led the sectors that detracted from the Index return with a -7.53 percent contribution on a return of -39.10 percent. However, the Communication Services sector ended the year with the worst return: -50.90 percent.

OUTLOOK

Looking ahead to 2003, we see a moderate acceleration in U.S. economic growth. We expect the pace for growth, however, to remain well below potential as the result of weak business capital spending, a crisis of confidence associated with corporate accounting scandals, and uncertainties associated with global war and the threat of terrorism. In addition, we foresee little help will be forth coming from both Europe and Japan as the result of their long-standing anti-growth tax and regulatory policies.

We believe that inflation in most industrial nations to be well below the long-term trend as the result of the overhang of excess global investment in both labor and productive capacity. We expect that currency volatility will also continue as countries seek to increase their competitive advantage by weakening their currencies. Weaker currency, although attractive in the short run, we believe will ultimately reduce a country's standard of living by increasing their domestic prices. The strong U.S. dollar has kept inflation at bay for more than 10 years. However, we feel that current fiscal policies may result in a weaker U.S. dollar in the near term.

Stimulative monetary and fiscal policies have generated a limited economic rebound. We anticipate the pace of the rebound will remain subdued by the continued adjustments to the 1990's excess, the substantial declines in the stock market, and the rise in risk premium. As we move through 2003, we expect some of these restraints to dissipate and economic growth to reaccelerate and provide the base for the expansion.

Under our forecasted scenario for 2003, we expect that the capital markets should perform marginally better than they did in 2002. We believe that in the upcoming year:

* Corporate profits will improve, however, investors will not be convinced until they are both reported and CONFIRMED. It will be important that perception of corporate governance and fiduciary integrity improve before the main street investor feels comfortable reentering the market enmasse.

* The Federal Reserve has aggressively eased monetary policy over the past two years, and we expect the highly stimulative policy to remain in place until a OconfirmedO pattern of historic trend growth is evident. Under this circumstance, we believe bonds will remain in a trading range with only moderate upward pressure on the front end of the yield curve as the Fed gradually puts the brakes to its policy of easing. We expect this to happen late in the year. We feel the Fed will probably not complete the process of restoring the funds rate to neutral until 2004 or later.

* Corporate credits will very slowly improve as debt is reduced and profits begin to improve. We believe this will result in narrowing yield spreads which consequently will result in corporate bonds outperforming U.S. Treasury bonds.

Founding father, Benjamin Franklin once said, "THERE ARE NO GAINS WITHOUT PAINS." All in all, we believe investors will begin to recapture some of the losses incurred over the past three painful years.

TEN LARGEST STOCK HOLDINGS

                                                              MARKET     % OF STOCK
COMPANY                                          SHARES        VALUE      PORTFOLIO
--------                                        --------   ------------  ----------
Washington Post                                     625    $    461,250       1.2%
M & T Bank                                        5,158         409,287       1.0%
Affiliated Computer Services, Inc.                7,417         390,505       1.0%
Gilead Sciences, Inc.                            11,037         375,258       1.0%
Symantec Corporation                              8,118         328,373       0.8%
MidCap S & P Depository Receipt                   3,900         306,735       0.8%
Weatherford International, Ltd.                   7,302         291,569       0.7%
Idec Pharmaceuticals Corporation                  8,588         284,864       0.7%
Microchip Technology, Inc.                       11,397         278,657       0.7%
National Commerce BanCorporation                 11,518         274,704       0.7%
                                                           ------------     -----
                                                           $  3,401,202       8.6%
                                                           ============     =====

[CHART]

Cash and Other Assets/Liabilities         5.00%
Communication Services                    0.90%
Transportation                            1.50%
Basic Materials                           4.50%
Capital Goods                             6.00%
Energy                                    6.90%
Utilities                                 7.00%
Consumer Staples                         10.50%
Health Care                              11.10%
Technology                               13.20%
Consumer Cyclical                        13.70%
Financial                                19.70%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 400 MID-CAP PORTFOLIO,
                  S&P 400 MIDCAP INDEX AND CONSUMER PRICE INDEX

SEC AVERAGE ANNUAL TOTAL RETURN:

One year                        -15.03%
Five year                         5.71%
Since inception (10/1/97)         5.44%

               INDEX 400 MID-CAP PORTFOLIO         S&P 400 MIDCAP INDEX               CPI
 10/1/97                        $   10,000                   $   10,000        $   10,000
12/31/97                        $   10,006                   $   10,083        $   10,019
12/31/98                        $   11,675                   $   12,008        $   10,179
12/31/99                        $   13,541                   $   13,775        $   10,446
12/31/00                        $   15,714                   $   16,187        $   10,804
12/31/01                        $   15,546                   $   16,088        $   10,972
12/31/02                        $   13,209                   $   13,752        $   11,238

On the chart above you can see how the Index 400 Mid-Cap Portfolio's total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Index 400 Mid-Cap Portfolio (October 1, 1997) through December 31, 2002.

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.
+ "Standard & Poor's", "S&P", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.- Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Macro-Cap Value Portfolio

PERFORMANCE UPDATE

[PHOTO OF HENRY D. CAVANNA]

[PHOTO OF JONATHAN GOLUB]

[PHOTO OF JAMES RUSSO]

HENRY D. CAVANNA,
JONATHAN GOLUB AND
JAMES RUSSO, CFA
PORTFOLIO MANAGERS
J.P. MORGAN INVESTMENT MANAGEMENT, INC.

The Macro-Cap Value Portfolio seeks to provide high total return. It pursues this objective by investing in equity securities that the sub-adviser believes, through the use of dividend discount models, to be undervalued relative to their long-term earnings power, creating a diversified portfolio of equity securities which typically will have a price/earnings ratio and price to book ratio that reflects a value orientation. While Advantus Capital Management, Inc. acts as investment adviser for the Portfolio, J.P. Morgan Investment Management, Inc. provides investment advice to the Macro-Cap Value Portfolio under a subadvisory agreement.

PERFORMANCE

The Macro-Cap Value Portfolio returned -28.14 percent* for the year ended December 31, 2002. The S&P 500 Index** returned -22.10 percent for the same period.

PERFORMANCE ANALYSIS

The nation's equity markets hit a multi-year low on October 9th, then rallied strongly until the end of November, as investors welcomed actual earnings that slightly exceeded reduced forecasts. They also applauded the Fed's surprising 50 basis point (.50 percent) rate cut on November 6. In December, however, equities gave back roughly half their October-November gains, as investors grew cautious over the slow pace of U.S. economic recovery and renewed geopolitical friction.

The Portfolio began the reporting period trailing the benchmark's performance for the first quarter as solid stock selection in Systems Hardware, Semiconductors and Consumer Staples was negated by difficulties in Services, Telecommunications and Pharmaceuticals.

As the reporting period ended, strong stock selection within the Software and Services, Health Services and Systems and Insurance sectors were offset by weakness within the Retail, Consumer Cyclicals and Telecommunications sectors.

OUTLOOK

We believe it increasingly appears likely that the U.S. economy will find its footing over the course of 2003. We feel corporations have strengthened balance sheets and cut costs to the bone. We also feel the Fed is clearly committed to restoring growth. We think a fiscal stimulus package soon to be before Congress could unleash considerable liquidity. However, we believe geopolitical risks will likely keep investors cautious until major, outstanding issues are resolved. If they are, we feel 2003 could be the first positive year in four for U.S. equities.

TEN LARGEST STOCK HOLDINGS

                                                              MARKET     % OF STOCK
COMPANY                                         SHARES         VALUE      PORTFOLIO
-------                                         ------     ------------  ----------
CitiGroup, Inc.                                  24,226    $    852,513       4.3%
Microsoft Corporation                            15,700         811,690       4.1%
General Electric Company                         30,800         749,980       3.8%
Exxon Mobil Corporation                          14,648         511,801       2.6%
Pfizer, Inc.                                     16,100         492,177       2.5%
Chevron Corporation                               6,700         445,416       2.2%
U.S. Bancorp                                     20,910         443,710       2.2%
Tyco International, Ltd.                         25,320         432,466       2.2%
Cisco Systems, Inc.                              32,500         425,750       2.2%
Wal-Mart Stores, Inc.                             8,300         419,233       2.1%
                                                           ------------      ----
                                                           $  5,584,736      28.2%
                                                           ============      ====

[CHART]

Cash and Other Assets/Liabilities         3.20%
Basic Materials                           3.30%
Utilities                                 3.30%
Communication Services                    6.70%
Energy                                    6.80%
Capital Goods                             9.10%
Consumer Staples                          9.80%
Health Care                              10.70%
Consumer Cyclical                        11.70%
Technology                               14.90%
Financial                                20.50%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
         A HYPOTHETICAL $10,000 INVESTMENT IN MACRO-CAP VALUE PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX


SEC AVERAGE ANNUAL TOTAL RETURN:

One year                            -28.14%
Five year                            -4.17%
Since inception (10/15/97)           -4.40%

            MACRO-CAP VALUE PORTFOLIO     S&P 500 INDEX           CPI
10/15/97                    $  10,000         $  10,000     $  10,000
12/31/97                    $   9,787         $  10,287     $  10,019
12/31/98                    $  11,973         $  13,227     $  10,179
12/31/99                    $  12,831         $  16,006     $  10,446
12/31/00                    $  11,931         $  14,543     $  10,804
12/31/01                    $  11,007         $  12,813     $  10,972
12/31/02                    $   7,910         $   9,981     $  11,238


On the chart above you can see how the Macro-Cap Value Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Macro-Cap Value Portfolio (October 15, 1997) through December 31, 2002 and on October 1, 1997 through December 31, 2002 for the S&P 500 Index and the Consumer Price Index.

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
+ Price/earnings ratio is the price of a stock divided by its annual earnings per share.
++ Price/book ratio is a ratio of a stock's current price to the company's net worth per share.

Micro-Cap Growth Portfolio

PERFORMANCE UPDATE

[PHOTO OF WILLIAM JEFFREY III]

[PHOTO OF KENNETH F. MCCAIN]

[PHOTO OF DAVID A. BARATTA]

WILLIAM JEFFREY III,
KENNETH F. MCCAIN
AND DAVID A. BARATTA
PORTFOLIO MANAGERS
WALL STREET ASSOCIATES

The Micro-Cap Growth Portfolio seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It will invest primarily in common stocks and stock equivalents of micro-cap companies. While Advantus Capital Management, Inc. acts as investment adviser for the Portfolio, Wall Street Associates provides investment advice to the Micro-Cap Growth Portfolio under a subadvisory agreement. Portfolios have varying degrees of risk. Investments in smaller company and micro-cap stocks carry a higher level of volatility and risk over the short-term. Refer to the prospectus for portfolio risks associated with each investment option.

PERFORMANCE

The Micro-Cap Growth Portfolio posted a return of -43.64 percent* for the year ended December 31, 2002. By comparison, the Russell 2000 Growth Index** posted a return of -30.26 percent for the same period.

PERFORMANCE ANALYSIS

Investors suffered a third consecutive year of stock market decline in 2002 ~ something that has not happened in more than 60 years. The Russell 2000 Growth Index** endured its worst annual decline since the inception of the benchmark. The index declined 30.26 percent and posted negative returns in every economic sector. Technology (-50 percent) and Health Care (-39 percent) stocks were the largest detractors from performance. Consumer Discretionary and Telecom stocks also declined significantly. The one bright spot was the Energy sector where the Portfolio was significantly overweight and stock selection provided positive returns. After gaining more than 26 percent in the fourth quarter of 2001, small-cap growth stocks as a group posted lackluster results in the first quarter of the year. Investments in the Health Care and Technology sectors declined significantly during the quarter, while investments in the Energy sector soared as commodity prices rose. Producer Durables (including semi-conductor capital equipment companies) also performed well and Consumer stocks posted modest gains.

The stock market fell precipitously in the second quarter as the Enron and WorldCom fiascos, coupled with the ongoing threat of terrorism, caused investors to seek the safety of Treasury bonds. Investments in the Health Care and Technology sectors again produced the largest drag on Portfolio performance while investments in the Consumer and Energy sectors proved to be beneficial as they declined less than the broad market.

In the third quarter, stocks posted double-digit declines across all capitalization and style segments and suffered the worst quarterly decline since the 1987 crash. The anticipation of disappointing third quarter profits, a potential war with Iraq and the ongoing saga of corporate corruption caused investors to flee the equity market.

Growth stocks rallied in October and November, but posted negative results in December. Despite the year-end sell off, Technology stocks were the top performers during the quarter and all economic sectors were in positive territory. Virtually all sectors in the Portfolio posted positive returns for the quarter with several sectors posting double-digit gains. Investments in the Technology and Producer Durables sectors produced the largest gains. Investments in the Consumer sector were modest as consumer spending declined during the quarter. Value was added via the Portfolio's overweight position in Technology and Energy.

OUTLOOK

We feel the positive factors are:

* The economy is showing signs of recovery.
* Corporate profits are slowly increasing and should continue to do so.
* Inflation is not a concern.
* Housing remains strong.
* Interest rates remain low.

We feel the potential risks to the recovery are:

* War with Iraq or North Korea.
* Terrorism remains a threat.
* Capital spending is still slow.
* Consumer spending has slowed.

We believe that the economy will continue to recover, as will stock prices. We feel corporate balance sheets are improving and we anticipate continued modest earnings gains. We expect even a small improvement in profitability and somewhat healthier corporate balance sheets should provide for a recovery in capital spending. We feel valuations are attractive, especially for growth stocks. We anticipate that smaller capitalization growth stocks will lead the recovery and ultimately outperform, as they have historically done during such periods.

We have invested the Portfolio in those areas that we believe offer the greatest potential for growth. The Portfolio will have a continued emphasis on the Technology, Health Care and Consumer sectors. Additionally, we will continue to overweight the Energy sector, which we expect will produce dramatic gains due to the supply/demand imbalance for natural gas.

TEN LARGEST STOCK HOLDINGS

                                                              MARKET      % OF STOCK
COMPANY                                          SHARES        VALUE       PORTFOLIO
-------                                          ------    ------------   -----------
Connetics Corporation                            59,000    $    709,180       3.1%
Ultra Petroleum Corporation                      62,700         620,730       2.7%
Superior Energy Services, Inc.                   67,900         556,780       2.5%
Hydril Company                                   23,200         546,824       2.4%
Coinstar, Inc.                                   22,800         516,420       2.3%
Artisan Components, Inc.                         31,500         486,045       2.1%
aaiPharma, Inc.                                  34,400         482,288       2.1%
Evergreen Resources, Inc.                        10,700         479,895       2.1%
Multimedia Games, Inc.                           16,400         450,344       2.0%
Red Robin Gourmet Burgers                        33,800         430,612       1.9%
                                                           ------------      ----
                                                           $  5,279,118      23.2%
                                                           ============      ====

[CHART]

Cash and Other Assets/Liabilities         7.00%
Transportation                            0.10%
Communication Services                    0.80%
Financial                                 0.90%
Basic Materials                           1.20%
Capital Goods                             5.30%
Consumer Staples                          9.40%
Energy                                    9.70%
Consumer Cyclical                        15.50%
Health Care                              23.10%
Technology                               27.00%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN MICRO-CAP GROWTH PORTFOLIO,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

SEC AVERAGE ANNUAL TOTAL RETURN:

One year                            -43.64%
Five year                             2.17%
Since inception (10/1/97)            -0.65%

            MICRO-CAP GROWTH PORTFOLIO     RUSSELL 2000 GROWTH INDEX          CPI
 10/1/97                      $ 10,000                      $ 10,000     $ 10,000
12/31/97                      $  8,680                      $  9,181     $ 10,019
12/31/98                      $  9,846                      $  9,295     $ 10,179
12/31/99                      $ 24,494                      $ 13,301     $ 10,446
12/31/00                      $ 19,338                      $ 10,318     $ 10,804
12/31/01                      $ 17,147                      $  9,365     $ 10,972
12/31/02                      $  9,664                      $  6,531     $ 11,238

On the chart above you can see how the Micro-Cap Growth Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Micro-Cap Growth Portfolio (October 1, 1997) through December 31, 2002.

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

** The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 Value Index contains those stocks from the Russell 2000 with a low price to book ratio. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

Real Estate Securities Portfolio

PERFORMANCE UPDATE

[PHOTO OF JOE BETLEJ]

JOE BETLEJ, CFA
PORTFOLIO MANAGER

The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the Real Estate Portfolio, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

PERFORMANCE

The Real Estate Securities Portfolio earned a total return of 6.97 percent* for the year ended December 31, 2002. The Portfolio's performance compares to the Wilshire Associates Real Estate Securities Index (WARESI)**, which provided a return of 2.64 percent over the same period.

PERFORMANCE ANALYSIS

2002 was a story of two seasons for real estate securities. During the first five months of the year, real estate stocks were considered a defensive place to hide within the turbulence of the broader equity markets. The high dividends and discounts to the underlying value of assets made investing in this group very attractive to the market. Our benchmark Index, the Wilshire Associates Real Estate Securities Index, peaked in May at approximately fourteen percent. Subsequently, these stocks corrected as valuations reflected the deteriorating real estate fundamentals. By year end, our benchmark was up only 2.64 percent--effectively down on a price-only basis.

We were fortunate that our style stresses fundamental analysis, which steered us away from lesser quality property types and focused us on stocks that have the best potential. There was a tremendous disparity in performance among different property types during the year. The best performing sectors were those with solid operating fundamentals, including Outlet Malls (up 32 percent), Regional Malls (up 24 percent), and Industrial companies (up 16 percent). Property types with increasing vacancies and deteriorating rental rates were the worst performers. These included C-corporation Hotels (down 17 percent), Apartments (down 6 percent), and Manufactured Home Community companies (down 6 percent). We were fortunate to be over four percent overweight versus our benchmark Index in the best performing property types, and underweight nearly 7 percent in the three worst performing groups. This positioning significantly enhanced performance for the year.

OUTLOOK

When looked at in the aggregate, we feel valuation of most property types reflects the current state of the economy and the underlying fundamentals. We believe apartments, however, are an exception as investors have deemed this group as "first to recover", and therefore are placing an extraordinarily high multiple on this group while fundamentals continue to deteriorate. We remain significantly underweight to apartments as we see continued new development without significant job growth to generate demand for new apartments. We are skeptical of an earnings rebound in Apartments in the near term as we anticipate further reductions in collected rents at properties.

In this context of valuation, we expect that 2003 will be a year of stockpicking. In our opinion individual companies that have business plans that will exceed earnings consensus or those trading at significant discounts to underlying value of assets will show outperformance, regardless of economic conditions. We are waiting to see Othe whites of their eyesO in terms of the economic recovery before we will be significantly aggressive on real estate stocks, as we feel their fundamentals lag the economy. In most instances, we will avoid companies with high lease turnover, big development pipelines, weak tenant credit and lesser-quality balance sheets until signs that real estate occupancies and rental rates have bottomed.

We thank you for your continued confidence.

TEN LARGEST STOCK HOLDINGS

                                                              MARKET     % OF STOCK
COMPANY                                          SHARES        VALUE      PORTFOLIO
-------                                          ------    ------------  -----------
Prologis                                         85,700    $  2,155,355       6.6%
General Growth Properties, Inc.                  23,200       1,206,400       3.7%
Simon Property Group, Inc.                       35,100       1,195,857       3.7%
Brookfield Properties Corporation                57,000       1,151,400       3.6%
Equity Office Properties Trust                   45,400       1,134,092       3.5%
Carramerica Realty Corporation                   43,100       1,079,655       3.3%
The Rouse Company                                32,000       1,014,400       3.1%
Apartment Investment &
  Management Company                             26,960       1,010,461       3.1%
Developers Diversified Realty
  Corporation                                    44,000         967,560       3.0%
P.S. Business Parks, Inc.                        27,900         887,220       2.7%
                                                           ------------      ----
                                                           $ 11,802,400      36.3%
                                                           ============      ====

[CHART]

Consumer Cyclical                                            2.00%
Real Estate                                                 11.10%
Real Estate Investment Trust-Apartments                     10.30%
Real Estate Investment Trust-Diversified                     9.50%
Real Estate Investment Trust-Hotels                          4.70%
Real Estate Investment Trust-Office Property                17.30%
Real Estate Investment Trust-Shopping Centers               28.10%
Real Estate Investment Trust-Warehouse/Industrial           13.00%
Cash and Other Assets/Liabilities                            4.00%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
     A HYPOTHETICAL $10,000 INVESTMENT IN REAL ESTATE SECURITIES PORTFOLIO, WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX AND CONSUMER PRICE INDEX

SEC AVERAGE ANNUAL TOTAL RETURN:

One year                             6.97%
Since inception (5/1/98)             4.15%

                        REAL ESTATE SECURITIES PORTFOLIO   WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX       CPI
5/1/98                                 $  10,000                            $  10,000                          $  10,000
12/31/98                               $   8,510                            $   8,568                          $  10,098
12/31/99                               $   8,179                            $   8,294                          $  10,362
12/31/00                               $  10,274                            $  10,843                          $  10,718
12/31/01                               $  11,305                            $  11,964                          $  10,884
12/31/02                               $  12,092                            $  12,280                          $  11,148

On the chart above you can see how the Real Estate Securities Portfolio's total return compared to the Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Real Estate Securities Portfolio (May 1, 1998) through December 31, 2002.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Series Fund, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 2002 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                    KPMG LLP

Minneapolis, Minnesota
February 7, 2003

                                                              Growth Portfolio
                                                     Investments in Securities
                                                             DECEMBER 31, 2002

(Percentages of each investment category relate to total net assets.)

                                                       MARKET
SHARES                                                VALUE(a)
------                                              ------------
COMMON STOCK (98.3%)
   BASIC MATERIALS (.6%)
     Chemicals (.6%)
    29,700   Air Products and
              Chemicals, Inc.                       $  1,269,675
                                                    ------------
   CAPITAL GOODS (8.1%)
     Aerospace/Defense (.9%)
    11,500   Lockheed Martin
              Corporation                                664,125
    18,600   United Technologies
              Corporation                              1,152,084
                                                    ------------
                                                       1,816,209
                                                    ------------
     Electrical Equipment (4.7%)
   378,600   General Electric
              Company                                  9,218,910
                                                    ------------
     Manufacturing (2.5%)
    30,700   3M Company                                3,785,310
    68,100   Tyco International, Ltd. (c)              1,163,148
                                                    ------------
                                                       4,948,458
                                                    ------------
   COMMUNICATION SERVICES (1.3%)
     Telecommunication (1.3%)
    67,900   Qualcomm, Inc. (b)                        2,470,881
                                                    ------------
   CONSUMER CYCLICAL (14.5%)
     Auto (2.5%)
    20,600   Danaher Corporation                       1,353,420
    15,300   Eaton Corporation                         1,195,083
    30,600   Harley-Davidson, Inc.                     1,413,720
    29,200   Lear Corporation (b)                        971,776
                                                    ------------
                                                       4,933,999
                                                    ------------
     Leisure (1.2%)
   118,100   Brunswick Corporation                     2,345,466
                                                    ------------
     Retail (9.6%)
    19,200   Autozone, Inc. (b)                        1,356,480
    37,200   Bed Bath & Beyond,
              Inc. (b)                                 1,284,516
    32,025   eBay, Inc. (b)                            2,171,935
    75,200   Family Dollar Stores                      2,346,992
    31,100   Fastenal Company                          1,162,829
    28,400   Kohl's Corporation (b)                    1,588,980
    85,000   Lowes Companies, Inc.                     3,187,500
   117,000   Wal-Mart Stores, Inc.                     5,909,670
                                                    ------------
                                                      19,008,902
                                                    ------------
     Service (1.2%)
    35,300   Harrah's Entertainment,
              Inc. (b)                                 1,397,880
    64,300   Robert Half International,
              Inc. (b)                              $  1,035,873
                                                    ------------
                                                       2,433,753
                                                    ------------
   CONSUMER STAPLES (13.5%)
     Beverage (4.0%)
    38,000   Anheuser-Busch

              Companies, Inc.                          1,839,200
    70,790   Pepsico, Inc.                             2,988,754
    72,400   The Coca-Cola Company                     3,172,568
                                                    ------------
                                                       8,000,522
                                                    ------------
     Broadcasting (1.1%)
    60,000   Clear Channel
              Communications, Inc. (b)                 2,237,400
                                                    ------------
     Entertainment (.9%)
    42,000   Viacom, Inc. (b)                          1,711,920
                                                    ------------
     Food (.5%)
    23,000   Kraft Foods, Inc.                           895,390
                                                    ------------
     Food & Health (.5%)
    34,000   Sysco Corporation                         1,012,860
                                                    ------------
     Household Products (4.2%)
    75,300   Colgate-Palmolive
              Company                                  3,947,979
    50,600   Procter & Gamble
              Company                                  4,348,564
                                                    ------------
                                                       8,296,543
                                                    ------------
     Restaurants (.7%)
    71,900   Darden Restaurants, Inc.                  1,470,355

     Retail (.7%)
    47,400   Walgreen Company                          1,383,606
                                                    ------------
     Service (.5%)
    24,000   Automatic Data
              Processing, Inc.                           942,000
                                                    ------------
     Tobacco (.4%)
    19,400   Philip Morris Companies,
              Inc.                                       786,282
                                                    ------------
   ENERGY (2.7%)
     Oil & Gas (2.7%)
    40,200   Ensco International, Inc.                 1,183,890
    13,900   EOG Resources, Inc.                         554,888
    52,960   Nabors Industries,
              Ltd. (b)(c)                              1,867,899
    30,100   Smith International,
              Inc. (b)                                   981,862

              See accompanying notes to investments in securities.

                                                       MARKET
SHARES                                                VALUE(a)
------                                              ------------
    ENERGY--CONTINUED
    49,400   Veritas DGC, Inc. (b)                  $    771,628
                                                    ------------
                                                       5,360,167
                                                    ------------
   FINANCIAL (10.2%)
     Banks (3.1%)
    14,300   Bank of America
              Corporation                                994,851
    43,900   Fifth Third BanCorporation                2,570,345
    13,900   State Street Corporation                    542,100
    31,000   Wells Fargo & Company                     1,452,970
    16,300   Zion BanCorporation                         641,389
                                                    ------------
                                                       6,201,655
                                                    ------------
     Consumer Finance (1.7%)
    36,400   American Express
              Company                                  1,286,740
    60,300   MBNA Corporation                          1,146,906
     9,900   SLM Corporation                           1,028,214
                                                    ------------
                                                       3,461,860
                                                    ------------
     Finance-- Diversified (1.1%)
    38,400   Freddie Mac                               2,267,520
                                                    ------------
     Insurance (2.5%)
    45,900   American International
              Group                                    2,655,315
    39,100   Expeditor Washington
              International, Inc.                      1,276,615
    24,200   Marsh and McLennan
              Companies, Inc.                          1,118,282
                                                    ------------
                                                       5,050,212
                                                    ------------
     Investment Bankers/Brokers (1.8%)
    43,700   CitiGroup, Inc. (b)                       1,537,803
    14,000   Goldman Sachs Group,
              Inc.                                       953,400
    36,400   T. Rowe Price Associates,
              Inc.                                       992,992
                                                    ------------
                                                       3,484,195
                                                    ------------
   HEALTH CARE (24.3%)
     Biotechnology (2.5%)
    95,500   Amgen, Inc. (b)                           4,616,470
     9,400   Genentech, Inc. (b)                         311,704
                                                    ------------
                                                       4,928,174
                                                    ------------
     Drugs (10.5%)
    46,500   Eli Lilly & Company                       2,952,750
    17,000   Forest Laboratories,
              Inc. (b)                                 1,669,740
   422,325   Pfizer, Inc.                             12,910,475
    88,100   Wyeth                                  $  3,294,940
                                                    ------------
                                                      20,827,905
                                                    ------------
     Health Care-- Diversified (5.3%)
    70,500   Abbott Laboratories                       2,820,000
   144,700   Johnson & Johnson                         7,771,837
                                                    ------------
                                                      10,591,837
                                                    ------------
     Hospital Management (.4%)
    18,100   The HCA - Healthcare
              Company                                    751,150
                                                    ------------
     Managed Care (1.0%)
    31,000   Express Scripts, Inc. (b)                 1,489,240
     5,200   Unitedhealth Group, Inc.                    434,200
                                                    ------------
                                                       1,923,440
                                                    ------------
     Medical Products/Supplies (4.1%)
    15,000   AmerisourceBergen
              Corporation                                814,650
    13,700   Boston Scientific
              Corporation (b)                            582,524
    56,500   Medtronic, Inc.                           2,576,400
    54,400   St. Jude Medical, Inc. (b)                2,160,768
    50,300   Zimmer Holdings, Inc. (b)                 2,088,456
                                                    ------------
                                                       8,222,798
                                                    ------------
     Special Services (.5%)
    33,700   Fisher Scientific
              International, Inc.                      1,013,696
                                                    ------------
   TECHNOLOGY (22.7%)
     Communications Equipment (.8%)
    38,500   Brocade Communication
              Systems, Inc. (b)                          159,390
    85,900   Nokia Oyj (c)                             1,331,450
                                                    ------------
                                                       1,490,840
                                                    ------------
     Computer Hardware (3.5%)
   110,140   Dell Computer
              Corporation (b)                          2,945,144
    40,100   International Business
              Machines Corporation                     3,107,750
   109,800   Symbol Technologies, Inc.                   902,556
                                                    ------------
                                                       6,955,450
                                                    ------------
     Computer Networking (2.6%)
     7,200   Affiliated Computer
              Services, Inc. (b)                         379,080
   360,084   Cisco Systems, Inc. (b)                   4,717,100
                                                    ------------
                                                       5,096,180
                                                    ------------

              See accompanying notes to investments in securities.

                                                       MARKET
SHARES                                                VALUE(a)
------                                             -------------
   TECHNOLOGY--CONTINUED
     Computer Peripherals (.2%)
    56,800   EMC Corporation (b)                   $     348,752
                                                   -------------
     Computer Services & Software (7.7%)
    93,800   AOL Time Warner, Inc. (b)                 1,228,780
    37,800   BEA Systems, Inc. (b)                       433,566
     5,602   Electronic Arts, Inc. (b)                   278,812
   197,500   Microsoft Corporation (b)                10,210,750
   189,600   Oracle Systems (b)                        2,047,680
    12,700   Peoplesoft, Inc. (b)                        232,410
    12,777   Sungard Data Systems,
              Inc. (b)                                   301,026
    14,400   Symantec
              Corporation (b)                            582,480
                                                   -------------
                                                      15,315,504
                                                   -------------
     Electrical Semiconductor (4.7%)
    24,200   Altera Corporation (b)                      298,628
    15,732   Analog Devices, Inc. (b)                    375,523
   108,542   Applied Materials, Inc. (b)               1,414,302
    30,500   Entegris, Inc. (b)                          314,150
   214,490   Intel Corporation                         3,339,609
    14,597   Linear Technology
              Corporation                                375,435
    18,096   Microchip Technology, Inc.                  442,447
    12,900   Novellus Systems, Inc. (b)            $     362,232
   133,857   Texas Instruments, Inc.                   2,009,194
    16,000   Xilinx, Inc. (b)                            329,600
                                                   -------------
                                                       9,261,120
                                                   -------------
     Electronics-- Computer
      Distribution (1.1%)
    14,172   Maxim Integrated

              Products (b)                               468,243
    34,700   WW Grainger, Inc.                         1,788,785
                                                   -------------
                                                       2,257,028
                                                   -------------
     Equipment Semiconductor (.3%)
    17,313   KLA-Tencor
              Corporation (b)                            612,361
                                                   -------------
     Service-- Data Processing (1.8%)
    85,100   First Data Corporation                    3,013,391
    22,500   Paychex, Inc.                               627,750
                                                   -------------
                                                       3,641,141
                                                   -------------
   TRANSPORTATION (.4%)
     Air Freight (.4%)
    11,600   United Parcel Service, Inc.                 731,728
                                                   -------------
Total common stock
  (cost: $195,051,795)                               194,977,844
                                                   -------------

              See accompanying notes to investments in securities.

                                                                                                         MARKET
SHARES                                                                                                  VALUE(a)
------                                                                                               -------------
S & P DEPOSITORY RECEIPT (.5%)
        10,900   S & P Depository Receipt                                                            $     962,361
                                                                                                     -------------
                 Total S & P Depository Receipt (cost: $889,495)                                           962,361
                                                                                                     -------------
SHORT-TERM SECURITIES (1.8%)
            69   Federated Money Market Obligations Trust-- Prime Obligation Fund,
                  current rate 1.370%                                                                           69
     3,560,308   Provident Institutional Fund-- TempFund Portfolio,
                  current rate 1.220%                                                                    3,560,308
        95,336   Wells Fargo & Company-- Cash Investment Fund,
                  current rate 1.326%                                                                       95,336
                                                                                                     -------------
                 Total short-term securities (cost: $3,655,713)                                          3,655,713
                                                                                                     -------------
                 Total investments in securities (cost: $199,597,003) (d)                            $ 199,595,918
                                                                                                     =============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 2.2% of net assets in foreign securities as of December 31, 2002.
(d) At December 31, 2002 the cost of securities for federal income tax purposes was $211,096,244. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                   $  12,437,132
     Gross unrealized depreciation                                                                     (23,937,458)
                                                                                                     -------------
     Net unrealized depreciation                                                                     $ (11,500,326)
                                                                                                     =============

              See accompanying notes to investments in securities.

                                                                  Bond Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2002

           (Percentages of each investment category relate to total net assets.)

                                                                                                       MARKET
PRINCIPAL                                                                    COUPON    MATURITY        VALUE(a)
---------                                                                   --------   ---------    --------------
LONG-TERM DEBT SECURITIES (97.2%)
   GOVERNMENT OBLIGATIONS (42.4%)
     U.S. Government and Agencies Obligations (41.5%)
     Federal Home Loan Mortgage Corporation (FHLMC) (4.2%)
$    2,750,000                                                                 2.500%   04/22/05    $    2,768,326
     3,000,000                                                                 2.750%   12/30/05         3,022,353
     1,750,000   (g)                                                           5.500%   12/01/17         1,818,086
     1,828,386                                                                 6.000%   09/01/32         1,893,244
       759,963                                                                 6.500%   06/01/29           792,056
     1,188,861                                                                 6.500%   09/01/32         1,238,926
                                                                                                    --------------
                                                                                                    $   11,532,991
                                                                                                    --------------
     Federal National Mortgage Association (FNMA) (27.8%)
     2,150,000                                                                 2.750%   05/04/05         2,171,403
       700,000                                                                 3.100%   05/19/06           703,943
       539,785                                                                 5.500%   09/01/17           560,436
     1,099,793                                                                 5.500%   11/01/17         1,141,870
     2,937,400                                                                 6.000%   09/01/17         3,073,781
     3,419,013                                                                 6.000%   10/01/32         3,539,229
     2,159,708                                                                 6.000%   10/01/32         2,235,646
     3,622,100                                                                 6.000%   11/01/32         3,749,457
     1,000,000   (g)                                                           6.000%   01/01/33         1,033,438
     1,666,808                                                                 6.230%   01/01/08         1,839,605
       288,699                                                                 6.500%   10/01/28           303,209
     2,270,731                                                                 6.500%   12/01/31         2,365,407
     1,135,957                                                                 6.500%   02/01/32         1,183,320
       584,525                                                                 6.500%   02/01/32           608,886
     1,115,926                                                                 6.500%   03/01/32         1,162,433
       899,003                                                                 6.500%   03/01/32           936,470
     3,394,487                                                                 6.500%   04/01/32         3,535,956
     2,192,840                                                                 6.500%   07/01/32         2,284,229
     1,336,937                                                                 6.500%   05/01/32         1,400,183
     2,962,623                                                                 6.500%   08/01/32         3,086,093
     1,388,968                                                                 6.500%   09/01/32         1,446,855
       634,775                                                                 6.500%   09/01/32           661,230
     8,453,342                                                                 6.500%   09/01/32         8,805,644
     2,183,453                                                                 6.500%   10/01/32         2,274,451
     2,778,473                                                                 7.000%   07/01/31         2,939,794
     4,098,522                                                                 7.000%   09/01/31         4,336,539
       358,548                                                                 7.000%   09/01/31           377,137
     4,206,527                                                                 7.000%   11/01/31         4,424,610
     1,309,372                                                                 7.000%   02/01/32         1,385,434
     3,309,176                                                                 7.000%   02/01/32         3,480,621
       501,850                                                                 7.000%   03/01/32           531,003
     4,341,671                                                                 7.000%   06/01/32         4,566,609
     1,793,881                                                                 7.000%   07/01/32         1,886,820
     1,899,821                                                                 7.500%   04/01/31         2,030,751
       786,774                                                                 7.500%   05/01/31           840,955
                                                                                                    --------------
                                                                                                        76,903,447
                                                                                                    --------------

              See accompanying notes to investments in securities.

                                                                                                       MARKET
PRINCIPAL                                                                    COUPON    MATURITY        VALUE(a)
---------                                                                   --------   ---------    --------------
   GOVERNMENT OBLIGATIONS--CONTINUED
     Government National Mortgage Association (GNMA) (2.7%)
$    2,596,115                                                                 6.000%   02/17/30    $    2,642,712
     1,132,816                                                                 6.500%   07/15/32         1,189,790
       977,840                                                                 6.500%   07/15/32         1,027,019
       255,161                                                                 7.000%   11/15/23           272,428
       171,540                                                                 7.000%   05/15/26           182,611
     1,500,000                                                                 7.099%   07/13/07         1,636,809
       491,800                                                                 7.500%   10/15/28           525,138
        44,810                                                                 8.500%   10/15/22            49,350
        54,490                                                                 8.500%   12/15/22            60,010
                                                                                                    --------------
                                                                                                         7,585,867
                                                                                                    --------------
     U.S. Treasury (6.8%)
     2,975,050   Inflationary Index Bond (f)                                   3.375%   01/15/07         3,211,412
     1,825,000   Bond                                                          5.250%   02/15/29         1,907,054
     3,850,000   Bond                                                          5.500%   08/15/28         4,159,806
     5,350,000   Bond                                                          6.000%   02/15/26         6,130,977
     2,895,000   Bond                                                          6.125%   08/15/29         3,398,684
                                                                                                    --------------
                                                                                                        18,807,933
                                                                                                    --------------
     Other Government Obligations (.9%)
     1,000,000   Manitoba (b)                                                  2.750%   01/17/06         1,008,765
     1,500,000   Quebec Province of Canada (b)                                 5.500%   04/11/06         1,599,609
                                                                                                    --------------
                                                                                                         2,608,374
                                                                                                    --------------
                 Total government obligations (cost: $114,057,968)                                     117,438,612
                                                                                                    --------------
CORPORATE OBLIGATIONS (54.8%)
   BASIC MATERIALS (4.8%)
     Agriculture Products (1.8%)
     2,050,000   Archer-Daniels-Midland Company                                7.000%   02/01/31         2,360,468
     2,250,000   Cargill, Inc. 144A Issue (d)                                  6.375%   06/01/12         2,519,129
                                                                                                    --------------
                                                                                                         4,879,597
                                                                                                    --------------
     Aluminum (1.0%)
     2,750,000   Alcoa, Inc.                                                   4.250%   08/15/07         2,863,146
                                                                                                    --------------
     Construction (1.0%)
     2,500,000   Vulcan Materials, Inc.                                        6.400%   02/01/06         2,763,747
                                                                                                    --------------
     Paper and Forest (1.0%)
     2,500,000   Weyerhaeuser Company                                          6.000%   08/01/06         2,637,985
                                                                                                    --------------
   CAPITAL GOODS (.9%)
     Aerospace/Defense (.9%)
     2,500,000   B.F. Goodrich Company                                         7.625%   12/15/12         2,581,432
                                                                                                    --------------
   CONSUMER CYCLICAL (2.3%)
     Publishing (1.2%)
     2,000,000   Gannett Company, Inc.                                         5.500%   04/01/07         2,174,986
     1,000,000   Scholastic Corporation                                        5.750%   01/15/07         1,067,135
                                                                                                    --------------
                                                                                                         3,242,121
                                                                                                    --------------

              See accompanying notes to investments in securities.

                                                                                                       MARKET
PRINCIPAL                                                                    COUPON    MATURITY        VALUE(a)
---------                                                                   --------   ---------    --------------
CONSUMER CYCLICAL--CONTINUED
     Retail (.5%)
$    1,250,000   Kohl's Corporation                                            6.000%   01/15/33    $    1,256,637
                                                                                                    --------------
     Service (.6%)
     1,750,000   Hertz Corporation                                             7.625%   06/01/12         1,670,434
                                                                                                    --------------
   CONSUMER STAPLES (4.1%)
     Beverage (.8%)
     2,300,000   Diageo Capital PLC (b)                                        3.500%   11/19/07         2,311,721
                                                                                                    --------------
     Broadcasting (2.4%)
     2,935,000   TCI Communications Inc                                        6.375%   05/01/03         2,935,205
     3,500,000   USA Interactive                                               7.000%   01/15/13         3,619,084
                                                                                                    --------------
                                                                                                         6,554,289
                                                                                                    --------------
     Food (.9%)
     2,450,000   Unilever Capital Corporation                                  5.900%   11/15/32         2,506,188
                                                                                                    --------------
   ENERGY (1.0%)
     Oil (1.0%)
     2,500,000   Husky Energy, Inc. (b)                                        6.250%   06/15/12         2,688,777
                                                                                                    --------------
   FINANCIAL (34.0%)
     Asset-Backed Securities (2.2%)
     1,046,455   First Marble Head                                             7.240%   09/20/14         1,093,712
     1,000,000   Fortress CBO Investments I, Ltd. 144A Issue (c)               7.850%   07/25/38         1,107,020
     3,550,000   Metropolitan Asset Funding 144A Issue (d)                     7.525%   04/20/27         3,850,831
                                                                                                    --------------
                                                                                                         6,051,563
                                                                                                    --------------
     Auto Finance (1.6%)
     1,750,000   AmeriCredit Corporation (h)                                   1.700%   03/06/07         1,757,747
     2,750,000   General Motors Acceptance Corporation                         6.125%   08/28/07         2,782,640
                                                                                                    --------------
                                                                                                         4,540,387
                                                                                                    --------------
     Banks (2.2%)
     3,400,000   St. George Bank Capital Note 144A Issue (b) (c)               8.485%   12/29/49         3,658,716
     2,100,000   Wells Fargo & Company                                         7.550%   06/21/10         2,499,071
                                                                                                    --------------
                                                                                                         6,157,787
                                                                                                    --------------
     Collateralized Mortgage Obligations/Mortgage Revenue Bonds (9.5%)
       687,033   BA Mortgage Securities, Inc.                                  6.500%   06/25/13           719,231
     1,095,689   Banco Hipotecario Nacional 144A Issue (b) (c) (i)             7.916%   07/25/09           273,922
       962,052   Chase Mortgage Finance Corporation                            6.500%   09/25/13           994,787
     2,348,374   Chase Mortgage Finance Corporation                            6.750%   08/25/28         2,404,698
       758,246   CitiCorporation Mortgage Securities, Inc.                     6.750%   03/25/25           784,090
     1,749,606   Countrywide Home Loan                                         6.500%   06/25/13         1,798,564
       796,186   Countrywide Mortgage Backed Securities, Inc.                  6.750%   03/25/24           812,426
       973,653   GE Capital Mortgage Services, Inc. 144A Issue (d)             6.500%   04/25/24           994,945
     1,994,159   GMAC Commercial Mortgage Securities,
                  Inc. 144A Issue (d)                                          7.350%   10/15/06         2,214,703
     1,719,393   Mellon Residential Funding                                    6.750%   06/26/28         1,780,690
     1,705,950   Nationsbanc Montgomery Funding                                6.000%   11/25/13         1,805,526

              See accompanying notes to investments in securities.

                                                                                                       MARKET
PRINCIPAL                                                                    COUPON    MATURITY        VALUE(a)
---------                                                                   --------   ---------    --------------
FINANCIAL--CONTINUED
$    1,012,225   Norwest Asset Securities Corporation                          7.000%   06/25/12    $    1,023,278
       442,999   Paine Webber Mortgage Acceptance Corporation
                  144A Issue (d)                                               6.278%   05/29/14           454,714
     2,500,000   Paine Webber Mortgage Acceptance Corporation
                  144A Issue (d)                                               7.655%   01/02/12         2,735,440
       839,396   Park Avenue Finance Corporation 144A Issue (d)                7.580%   05/12/07           943,751
     2,400,000   Park Avenue Finance Corporation 144A Issue (d)                7.680%   05/12/07         2,748,389
     1,000,794   Prudential Home Mortgage Securities                           6.050%   04/25/24         1,023,702
       910,992   Prudential Home Mortgage Securities
                  144A Issue (d)                                               6.582%   04/28/24           924,611
     1,716,810   Residential Funding Mortgage Securities                       6.500%   01/25/29         1,773,048
                                                                                                    --------------
                                                                                                        26,210,515
                                                                                                    --------------
     Commercial Finance (1.0%)
     2,500,000   General Electric Capital Corporation                          6.750%   03/15/32         2,763,975
                                                                                                    --------------
     Commercial Mortgage-Backed Securities (2.6%)
            --   Asset Securitization Corporation (e)                          7.250%   04/14/29         1,524,191
            --   Asset Securitization Corporation
                  144A Issue (d) (e)                                           6.500%   10/13/26         1,367,041
     1,000,000   Eastview Credit 144A Issue (d)                                6.950%   06/15/04         1,033,456
       795,818   Nationsbanc Montgomery Funding                                6.000%   11/25/13           823,091
     2,500,000   Sequoia Mortgage Funding Company
                  144A Issue (d)                                               6.380%   07/31/31         2,515,625
                                                                                                    --------------
                                                                                                         7,263,404
                                                                                                    --------------
     Consumer Finance (4.5%)
     2,750,000   Citibank Credit Card Issuance Trust (h)                       1.856%   12/15/05         2,748,850
     1,400,000   Fleet Credit Card Master Trust II (h)                         1.560%   04/15/10         1,400,678
     2,667,897   Green Tree Financial Corporation                              6.400%   10/15/18         2,759,155
     2,800,000   Green Tree Financial Corporation                              8.300%   05/15/19         2,928,078
     2,500,000   Household Finance Corporation (h)                             3.300%   12/16/04         2,498,078
                                                                                                    --------------
                                                                                                        12,334,839
                                                                                                    --------------
     Corporate Bonds (.3%)
       640,481   Associates Manufactured Housing                               6.900%   06/15/27           674,605
                                                                                                    --------------
     Finance-- Diversified (1.0%)
     2,750,000   TIAA Global Markets 144A Issue (c)                            4.125%   11/15/07         2,844,537
                                                                                                    --------------
     Insurance (4.6%)
     2,750,000   American International Group 144A Issue (d)                   3.850%   11/26/07         2,819,553
     2,650,000   MetLife, Inc.                                                 6.500%   12/15/32         2,750,504
     2,200,000   Principal Life Global 144A Issue (d)                          6.250%   02/15/12         2,331,980
     1,750,000   Prudential Insurance Company of America
                  144A Issue (d)                                               6.600%   05/15/08         1,936,827
     2,900,000   Stancorp Financial Group, Inc.                                6.875%   10/01/12         2,970,806
                                                                                                    --------------
                                                                                                        12,809,670
                                                                                                    --------------
     Investment Bankers/Brokers (.3%)
       850,000   Morgan Stanley                                                6.750%   04/15/11           944,579
                                                                                                    --------------

              See accompanying notes to investments in securities.

                                                                                                       MARKET
PRINCIPAL                                                                    COUPON    MATURITY        VALUE(a)
---------                                                                   --------   ---------    --------------
FINANCIAL--CONTINUED
     Real Estate Investment Trust (3.1%)
$    1,250,000   New Plan Excel Realty Trust                                   5.875%   06/15/07       $ 1,309,241
     2,150,000   Prologis                                                      6.700%   04/15/04         2,239,715
     2,000,000   Reckson Operating Partnership LP                              7.400%   03/15/04         2,095,804
     2,950,000   Vornado Realty Trust                                          5.625%   06/15/07         3,005,858
                                                                                                    --------------
                                                                                                         8,650,618
                                                                                                    --------------
     Savings and Loans (1.1%)
     2,750,000   Washington Mutual, Inc.                                       6.875%   05/15/11         3,069,195
                                                                                                    --------------
   TECHNOLOGY (.7%)
     Computer Hardware (.7%)
     1,800,000   International Business Machines Corporation                   5.875%   11/29/32         1,781,102
                                                                                                    --------------
   TRANSPORTATION (1.9%)
     Airlines (1.0%)
     2,650,000   American Airlines, Inc.                                       2.020%   09/23/07         2,647,302
                                                                                                    --------------
     Railroads (.9%)
     2,325,000   CSX Corporation                                               7.250%   05/01/04         2,474,772
                                                                                                    --------------
   UTILITIES (5.1%)
     Electric Companies (5.1%)
     1,000,000   Appalachian Power Company                                     4.800%   06/15/05         1,004,097
     1,400,000   Entergy Louisiana, Inc.                                       8.500%   06/01/03         1,432,115
     2,250,000   Georgia Power Company                                         5.500%   12/01/05         2,419,326
     2,750,000   Hydro-Quebec (b)                                              8.000%   02/01/13         3,490,036
     2,750,000   Oncor Electric Delivery 144A Issue (d)                        7.250%   01/15/33         2,800,540
     2,750,000   Public Service Company of Colorado 144A
                  Issue (d)                                                    7.875%   10/01/12         3,069,809
                                                                                                    --------------
                                                                                                        14,215,923
                                                                                                    --------------
                 Total corporate obligations (cost: $145,327,989)                                      151,390,847
                                                                                                    --------------
                 Total long-term debt securities (cost: $259,385,957)                                  268,829,459
                                                                                                    --------------

SHARES/PAR
----------
SHORT-TERM SECURITIES (2.7%)
$    2,250,000   Conagra, Inc. (h)                                              2.12%    9/10/03         2,255,168
     2,000,000   Conoco, Inc. (h)                                               2.63%    4/15/03         2,003,432
     3,029,433   Dreyfus Funds-- Cash Management Plus Fund,
                  current rate 1.360%                                                                    3,029,433
         1,360   Federated Money Market Obligation Trust -- Prime
                  Obligation Fund, current rate 1.370%                                                       1,360
                                                                                                    --------------
                 Total short-term securities (cost: $7,284,183)                                          7,289,393
                                                                                                    --------------
                 Total investments in securities (cost: $266,670,140) (j)                           $  276,118,852
                                                                                                    ==============

              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 5.4% of net assets in foreign securities as of December 31, 2002.
(c) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at December 31, 2002, which includes acquisition date and cost, is as follows:

                                                                           ACQUISITION
     SECURITY:                                                                DATE          COST
     ---------                                                             ------------   -------------
     St. George Bank Capital Note 144A Issue*                                6/12/97      $   3,401,136
     Banco Hipotecario Nacional 144A Issue*                                   1/8/01          1,081,021
     Fortress CBO Investments I, Ltd. 144A Issue*                            1/16/01            990,412
     TIAA Global Markets 144A Issue*                                         various          2,742,007
                                                                                          -------------
                                                                                          $   8,214,576
                                                                                          =============

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

(d) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors. At December 31, 2002 these securities total $35,261,344, or 12.8% of net assets.

(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(f) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(g) At December 31, 2002 the total cost of investments purchased on a when-issued or forward commitment basis is $2,852,930.

(h)  Floating rate bond.

(i) Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal. This security is being fair-valued according to procedures approved by the board of directors.

(j) At December 31, 2002 the cost of securities for federal income tax purposes was $267,003,096. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                         $    10,523,308
     Gross unrealized depreciation                                              (1,407,552)
                                                                           ---------------
     Net unrealized appreciation                                           $     9,115,756
                                                                           ---------------

              See accompanying notes to investments in securities.

                                                          Money Market Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2002

           (Percentages of each investment category relate to total net assets.)

                                                                                                        MARKET
PRINCIPAL                                                                     RATE      MATURITY       VALUE(a)
---------                                                                   --------   ---------    --------------
COMMERCIAL PAPER (66.2%)
   BASIC MATERIALS (6.7%)
     Agriculture Products (5.6%)
$    2,300,000   Archer-Daniels-Midland Company (c)                            1.629%   02/05/03    $    2,296,412
     2,000,000   Archer-Daniels-Midland Company (c)                            1.335%   04/08/03         1,992,928
     2,800,000   Cargill, Inc.(c)                                              1.700%   01/06/03         2,799,348
     2,000,000   Cargill, Inc. (c)                                             1.313%   02/18/03         1,996,553
                                                                                                    --------------
                                                                                                         9,085,241
                                                                                                    --------------
     Aluminum (.7%)
     1,200,000   Alcoa, Inc. (c)                                               1.340%   01/09/03         1,199,648
                                                                                                    --------------
     Paper and Forest (.4%)
       665,000   Kimberly-Clark Corporation (c)                                1.291%   01/17/03           664,624
                                                                                                    --------------
   COMMUNICATION SERVICES (2.4%)
     Telephone (2.4%)
     4,000,000   Verizon Communications                                        1.343%   02/28/03         3,991,482
                                                                                                    --------------
   CONSUMER CYCLICAL (6.0%)
     Publishing (6.0%)
     2,000,000   Gannett Company, Inc. (c)                                     1.290%   01/10/03         1,999,364
     1,100,000   Gannett Company, Inc. (c)                                     1.290%   01/13/03         1,099,534
     1,200,000   Gannett Company, Inc. (c)                                     1.320%   01/17/03         1,199,306
     2,000,000   McGraw-Hill Companies, Inc.                                   1.337%   06/02/03         1,988,927
     3,500,000   McGraw-Hill Companies, Inc.                                   1.337%   06/12/03         3,479,356
                                                                                                    --------------
                                                                                                         9,766,487
                                                                                                    --------------
   CONSUMER STAPLES (12.3%)
     Beverage (2.4%)
     4,000,000   The Coca-Cola Company                                         1.278%   02/21/03         3,992,869
                                                                                                    --------------
     Food (8.7%)
     7,500,000   H.J. Heinz Company 144A Issue                                 6.560%   11/15/03         7,780,901
     4,000,000   Nestle SA (c)                                                 1.324%   03/05/03         3,990,882
     2,500,000   Nestle SA (c)                                                 1.303%   03/31/03         2,492,085
                                                                                                    --------------
                                                                                                        14,263,868
                                                                                                    --------------
     Household Products (1.2%)
     2,000,000   Gillette Company (c)                                          1.718%   02/14/03         1,995,868
                                                                                                    --------------
   FINANCIAL (19.2%)
     Banks (2.4%)
     4,000,000   Wells Fargo & Company                                         1.310%   01/24/03         3,996,700
                                                                                                    --------------
     Commercial Finance (4.9%)
     4,000,000   Bellsouth Capital Funding Coporation (c)                      1.301%   02/11/03         3,994,164
     4,000,000   General Electric Capital Corporation                          1.375%   04/04/03         3,986,035
                                                                                                    --------------
                                                                                                         7,980,199
                                                                                                    --------------
     Consumer Finance (7.6%)
     3,000,000   American General Finance Corporation                          1.536%   01/29/03         2,996,468
     1,000,000   American General Finance Corporation                          1.281%   03/03/03           997,863


              See accompanying notes to investments in securities.

                                                                                                        MARKET
PRINCIPAL                                                                     RATE      MATURITY       VALUE(a)
---------                                                                   --------   ---------    --------------
   FINANCIAL--CONTINUED
$    1,500,000   Barton Capital (c)                                            1.731%   01/06/03    $    1,499,645
     3,000,000   Barton Capital (c)                                            1.782%   01/08/03         2,998,975
     1,000,000   Edison International (c)                                      1.726%   01/13/03           999,433
     2,936,000   Edison International (c)                                      1.841%   01/16/03         2,933,780
                                                                                                    --------------
                                                                                                        12,426,164
                                                                                                    --------------
     Insurance (4.3%)
     1,000,000   American International Group                                  1.281%   02/04/03           998,808
     6,000,000   American International Group                                  1.271%   03/12/03         5,985,407
                                                                                                    --------------
                                                                                                         6,984,215
                                                                                                    --------------
   HEALTH CARE (17.0%)
     Drugs (10.0%)
     3,900,000   Merck & Company, Inc. (c)                                     1.300%   01/17/03         3,897,779
     6,000,000   Pfizer, Inc. (c)                                              1.290%   01/14/03         5,997,244
     1,000,000   Pfizer, Inc. (c)                                              1.301%   02/13/03           998,470
     1,000,000   Schering-Plough Corporation                                   1.745%   01/24/03           998,902
     3,000,000   Schering-Plough Corporation                                   1.302%   02/03/03         2,996,473
     1,500,000   Schering-Plough Corporation                                   1.321%   02/13/03         1,497,669
                                                                                                    --------------
                                                                                                        16,386,537
                                                                                                    --------------
     Health Care-- Diversified (7.0%)
     3,500,000   Abbott Laboratories (c)                                       1.291%   01/21/03         3,497,526
     1,000,000   Abbott Laboratories (c)                                       1.290%   02/07/03           998,694
     3,000,000   Johnson & Johnson (c)                                         1.272%   03/21/03         2,991,765
     4,000,000   Johnson & Johnson (c)                                         1.317%   06/18/03         3,975,907
                                                                                                    --------------
                                                                                                        11,463,892
                                                                                                    --------------
   TRANSPORTATION (2.6%)
     Air Freight (2.6%)
     1,000,000   United Parcel Service, Inc.                                   1.200%   02/28/03           998,098
     3,300,000   United Parcel Service, Inc.                                   1.192%   06/02/03         3,283,697
                                                                                                    --------------
                                                                                                         4,281,795
                                                                                                    --------------
                 Total commercial paper (cost: $ 108,479,589)                                          108,479,589
                                                                                                    --------------
U.S. GOVERNMENT OBLIGATIONS (25.3%)
     Discount Note (21.1%)
     3,000,000   Federal Home Loan Bank                                        1.634%    1/15/03         2,998,121
     2,200,000   Federal Home Loan Bank                                        1.445%     2/7/03         2,196,782
     7,000,000   Federal Home Loan Mortgage Corporation                        1.747%     1/8/03         6,997,655
     4,000,000   Federal Home Loan Mortgage Corporation                        1.290%    2/13/03         3,993,930
     2,255,000   Federal National Mortgage Association                         1.659%    1/10/03         2,254,078
     7,000,000   Federal National Mortgage Association                         1.684%    1/15/03         6,995,481
     7,100,000   Federal National Mortgage Association                         1.736%    1/22/03         7,092,917
     2,000,000   Federal National Mortgage Association                         1.271%    2/12/03         1,997,080
                                                                                                    --------------
                                                                                                        34,526,044
                                                                                                    --------------

              See accompanying notes to investments in securities.

                                                                                                        MARKET
PRINCIPAL                                                                     RATE      MATURITY       VALUE(a)
---------                                                                   --------   ---------    --------------
U.S. GOVERNMENT OBLIGATIONS--CONTINUED
     U.S. Treasury Bill (4.2%)
$    4,500,000   U.S. Treasury Bill                                            1.542%   02/06/03    $    4,493,074
     2,300,000   U.S. Treasury Bill                                            1.205%   02/13/03         2,296,739
                                                                                                    --------------
                                                                                                         6,789,813
                                                                                                    --------------
                 Total U.S. government obligations (cost: $41,315,857)                                  41,315,857
                                                                                                    --------------

SHARES
------
MONEY MARKET FUNDS (8.3%)
     8,292,135   Dreyfus Funds--Cash Management Plus Fund,
                 current rate 1.266%                                                                     8,292,135
     5,349,815   Federated Investors Prime Obligation Fund,
                 current rate 1.370%                                                                     5,349,815
        14,213   Wells Fargo & Company--Cash Investment Fund,
                  current rate 1.326%                                                                       14,213
                                                                                                    --------------
                 Total short-term securities (cost: $13,656,163)                                        13,656,163
                                                                                                    --------------
                 Total investments in securities (cost: $163,451,609) (b)                           $  163,451,609
                                                                                                    ==============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at December 31, 2002.
(c) Commercial paper sold within terms of a private placement memorandum exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors. In aggregate, such securities represent 35.8% of the Portfolio's net assets at December 31, 2002.

              See accompanying notes to investments in securities.

Asset Allocation Portfolio
Investments in Securities
DECEMBER 31, 2002

(Percentages of each investment category relate to total net assets.)

                                                  MARKET
SHARES                                           VALUE(a)
------                                           --------
COMMON STOCK (63.7%)
   BASIC MATERIALS (2.4%)
     Chemicals (2.1%)
    33,600   Air Products and
              Chemicals, Inc.                 $    1,436,400
    70,400   Dow Chemical Company                  2,090,880
   101,600   EI Dupont De Nemours &
              Company                              4,307,840
                                              --------------
                                                   7,835,120
                                              --------------
     Paper and Forest (.3%)
    26,800   Weyerhaeuser Company                  1,318,828
                                              --------------
   CAPITAL GOODS (3.6%)
     Aerospace/Defense (.5%)
    19,900   United Technologies
              Corporation                          1,232,606
     9,700   Lockheed Martin
              Corporation                            560,175
                                              --------------
                                                   1,792,781
                                              --------------
     Electrical Equipment (1.5%)
   229,256   General Electric Company              5,582,384
                                              --------------
     Manufacturing (1.6%)
    35,100   3M Company                            4,327,830
    94,400   Tyco International, Ltd. (c)          1,612,352
                                              --------------
                                                   5,940,182
                                              --------------
   COMMUNICATION SERVICES (3.1%)
     Cellular (.2%)
   102,100   AT&T Wireless Services,
              Inc. (b)                               576,865
                                              --------------
     Telecommunication (.4%)
    18,900   Qualcomm, Inc. (b)                      687,771
    54,300   Sprint Corporation                      786,264
                                              --------------
                                                   1,474,035
                                              --------------
     Telephone (2.5%)
    24,800   AT&T Corporation                        647,528
    89,100   Bellsouth Corporation                 2,305,017
    56,200   SBC Communications,
              Inc.                                 1,523,582
    21,700   Telephone and Data
              Systems, Inc.                        1,020,334
   100,800   Verizon Communications                3,906,000
                                              --------------
                                                   9,402,461
                                              --------------
   CONSUMER CYCLICAL (6.0%)
     Auto (.8%)
    18,000   Eaton Corporation                     1,405,980
     9,500   ITT Industries, Inc.                    576,555
    21,400   Magna International,
              Inc. (c)                        $    1,201,610
                                              --------------
                                                   3,184,145
                                              --------------
     Leisure (1.5%)
   277,650   Brunswick Corporation                 5,514,129
                                              --------------
     Lodging-Hotel (.6%)
   169,200   Hilton Hotels                         2,150,532
                                              --------------
     Retail (3.1%)
    14,600   Autozone, Inc. (b)                    1,031,490
    51,200   Bed Bath & Beyond,
              Inc. (b)                             1,767,936
    66,400   Family Dollar Stores                  2,072,344
    12,500   Kohl's Corporation (b)                  699,375
    38,700   Lowes Companies, Inc.                 1,451,250
    93,400   Wal-Mart Stores, Inc.                 4,717,634
                                              --------------
                                                  11,740,029
                                              --------------
   CONSUMER STAPLES (8.4%)
     Beverage (.2%)
    16,500   The Coca-Cola Company                   723,030
                                              --------------
     Broadcasting (1.5%)
    97,000   Clear Channel
              Communications, Inc. (b)             3,617,130
    40,114   Comcast Corporation (b)                 945,487
    40,400   Comcast Corporation (b)                 912,636
                                              --------------
                                                   5,475,253
                                              --------------
     Entertainment (1.5%)
   195,800   The Walt Disney Company               3,193,498
    55,100   Viacom, Inc. (b)                      2,245,876
                                              --------------
                                                   5,439,374
                                              --------------
     Food (1.1%)
    55,000   Kraft Foods, Inc.                     2,141,150
    83,700   Sara Lee Corporation                  1,884,087
                                              --------------
                                                   4,025,237
                                              --------------
     Household Products (2.0%)
    71,400   Colgate-Palmolive
              Company                              3,743,502
    43,800   Procter & Gamble
              Company                              3,764,172
                                              --------------
                                                   7,507,674
                                              --------------
     Personal Care (.5%)
    34,400   Avon Products, Inc.                   1,853,128
                                              --------------

              See accompanying notes to investments in securities.

                                                  MARKET
SHARES                                           VALUE(a)
------                                           --------
CONSUMER STAPLES--CONTINUED
     Restaurants (.2%)
    39,300   McDonald's Corporation           $      631,944
                                              --------------
     Retail (.4%)
    65,700   CVS Corporation                       1,640,529
                                              --------------
     Service (.7%)
    77,800   Manpower, Inc.                        2,481,820
                                              --------------
     Tobacco (.3%)
    28,700   Philip Morris
              Companies, Inc.                      1,163,211
                                              --------------
   ENERGY (5.0%)
     Oil (3.1%)
    18,800   Chevron Corporation                   1,249,824
    13,200   Devon Energy Corporation                605,880
   262,300   Exxon Mobil Corporation               9,164,762
    14,500   Royal Dutch Petroleum
             Company (c)                             638,290
                                              --------------
                                                  11,658,756
                                              --------------
     Oil & Gas (1.9%)
    67,400   Ensco International, Inc.             1,984,930
    74,891   Nabors Industries,
              Ltd. (b)(c)                          2,641,405
    60,400   Smith International, Inc. (b)         1,970,248
    42,600   Veritas DGC, Inc. (b)                   665,412
                                              --------------
                                                   7,261,995
                                              --------------
   FINANCIAL (14.3%)
     Auto Finance (.2%)
    32,800   Fleet Boston Financial
              Corporation                            797,040
                                              --------------
     Banks (5.6%)
    75,900   Bank of America
              Corporation                          5,280,363
   162,800   U.S. Bancorp                          3,454,616
   187,500   Wachovia Corporation                  6,832,500
    91,600   Wells Fargo & Company                 4,293,292
    26,300   Zion BanCorporation                   1,034,879
                                              --------------
                                                  20,895,650
                                              --------------
     Consumer Finance (.7%)
    74,500   American Express
              Company                              2,633,575
                                              --------------
     Finance--Diversified (.6%)
    20,900   Fannie Mae                            1,344,497
    14,600   Freddie Mac                             862,130
                                              --------------
                                                   2,206,627
                                              --------------
     Insurance (2.2%)
    84,500   Allstate Corporation             $    3,125,655
    60,700   American International
              Group                                3,511,495
    48,700   Expeditor Washington
              International, Inc.                  1,590,055
                                              --------------
                                                   8,227,205
                                              --------------
     Investment Bankers/Brokers (3.1%)
   168,500   CitiGroup, Inc. (b)                   5,929,515
    19,000   Goldman Sachs Group,
              Inc.                                 1,293,900
    51,800   Merrill Lynch & Company,
              Inc.                                 1,965,810
    33,500   Morgan Stanley                        1,337,320
    46,200   T. Rowe Price Associates,
              Inc.                                 1,260,336
                                              --------------
                                                  11,786,881
                                              --------------
     Real Estate (.5%)
    81,900   Boardwalk Equities,
              Inc. (c)                               785,421
    63,631   Brookfield Properties
              Corporation (c)                      1,285,346
                                              --------------
                                                   2,070,767
                                              --------------
     Real Estate Investment Trust (.9%)
    61,600   Developers Diversified
              Realty Corporation                   1,354,584
    61,500   Prologis                              1,546,725
    43,420   Winston Hotels, Inc.                    338,676
                                              --------------
                                                   3,239,985
                                              --------------
     Savings and Loans (.5%)
    62,160   Charter One Financial, Inc.           1,785,857
                                              --------------
   HEALTH CARE (7.7%)
     Biotechnology (.9%)
    69,200   Amgen, Inc. (b)                       3,345,128
                                              --------------
     Drugs (3.7%)
    35,800   Eli Lilly & Company                   2,273,300
    14,300   Forest Laboratories, Inc. (b)         1,404,546
   255,425   Pfizer, Inc.                          7,808,342
    66,800   Wyeth                                 2,498,320
                                              --------------
                                                  13,984,508
                                              --------------
     Health Care--Diversified (1.4%)
    21,400   Abbott Laboratories                     856,000
    84,700   Johnson & Johnson                     4,549,237
                                              --------------
                                                   5,405,237
                                              --------------

              See accompanying notes to investments in securities.

                                                  MARKET
SHARES                                           VALUE(a)
------                                           --------
   HEALTH CARE--CONTINUED
     Managed Care (.3%)
    24,500   Express Scripts, Inc. (b)        $    1,176,980
                                              --------------
     Medical Products/Supplies (1.1%)
    71,500   St. Jude Medical, Inc. (b)            2,839,980
    30,300   Zimmer Holdings, Inc. (b)             1,258,056
                                              --------------
                                                   4,098,036
                                              --------------
     Special Services (.3%)
    43,200   Fisher Scientific
              International, Inc. (b)              1,299,456
                                              --------------
   TECHNOLOGY (10.2%)
     Communications Equipment (.1%)
    90,900   Brocade Communication
              Systems, Inc. (b)                      376,326
                                              --------------
     Computer Hardware (2.9%)
   113,657   Dell Computer
              Corporation (b)                      3,039,188
    66,100   Hewlett-Packard Company               1,147,496
    50,700   International Business
              Machines Corporation                 3,929,250
   349,800   Symbol Technologies, Inc.             2,875,356
                                              --------------
                                                  10,991,290
                                              --------------
     Computer Networking (.6%)
   168,400   Cisco Systems, Inc. (b)               2,206,040
                                              --------------
     Computer Services & Software (3.3%)
    48,700   AOL Time Warner, Inc. (b)               637,970
    75,600   BEA Systems, Inc. (b)                   867,132
   153,500   Microsoft Corporation (b)             7,935,950
   166,500   Oracle Systems (b)                    1,798,200
    31,000   Peoplesoft, Inc. (b)                    567,300
    84,400   Siebel Systems, Inc. (b)                631,312
                                              --------------
                                                  12,437,864
                                              --------------
     Electrical Semiconductor (2.1%)
    50,300   Applied Materials, Inc. (b)             655,409
    42,000   Entegris, Inc. (b)                      432,600
    68,300   Intel Corporation                     1,063,431
    29,900   Intersil Corporation (b)                416,806
   155,300   LSI Logic Corporation (b)               896,081
    85,600   National Semiconductor
              Corporation (b)                      1,284,856
    15,600   Novellus Systems, Inc. (b)              438,048
   135,529   Texas Instruments, Inc.               2,034,290
    31,300   Xilinx, Inc. (b)                        644,780
                                              --------------
                                                   7,866,301
                                              --------------
     Electronics-- Computer Distribution (.9%)
    28,500   Cree, Inc. (b)                   $      465,975
    54,600   WW Grainger, Inc.                     2,814,630
                                              --------------
                                                   3,280,605
                                              --------------
     Service-- Data Processing (.3%)
    30,100   First Data Corporation                1,065,841
                                              --------------
   TRANSPORTATION (.9%)
     Airlines (.6%)
   296,200   Northwest Airlines, Inc. (b)          2,174,108
                                              --------------
     Railroads (.3%)
    23,700   Canadian National
              Railway Company (c)                    984,972
                                              --------------
   UTILITIES (2.1%)
     Electric Companies (2.1%)
    21,400   Entergy Corporation                     975,626
    41,100   Firstenergy Corporation               1,355,067
   161,200   Nisource, Inc.                        3,224,000
   104,000   Pacific Gas and Electric
              Company (b)                          1,445,600
    23,400   Public Service Enterprise
              Group, Inc.                            751,140
                                              --------------
                                                   7,751,433
                                              --------------
Total common stock
  (cost: $239,849,655)                           238,461,154
                                              --------------
S&P DEPOSITORY RECEIPT (.6%)
    22,400   S&P Depository Receipt                1,977,696
                                              --------------
Total S&P Depository Receipt
  (cost: $2,014,925)                               1,977,696
                                              --------------

              See accompanying notes to investments in securities.

                                                                                                      MARKET
PRINCIPAL                                                                    COUPON   MATURITY        VALUE(a)
---------                                                                    ------   --------        --------
LONG-TERM DEBT SECURITIES (32.6%)
   GOVERNMENT OBLIGATIONS (15.6%)
    Federal Home Loan Mortgage Corporation (FHLMC) (.3%)
 $ 1,100,000                                                                 5.500%   12/01/17      $  1,142,797
                                                                                                    ------------
    Federal National Mortgage Association (FNMA) (10.3%)
   1,820,473                                                                 4.000%   04/25/22         1,834,926
   2,559,319                                                                 6.000%   09/01/17         2,678,146
     270,341                                                                 6.000%   10/01/32           279,846
     992,969                                                                 6.000%   10/01/32         1,027,883
     227,504                                                                 6.000%   11/01/32           235,503
   1,666,808                                                                 6.230%   01/01/08         1,839,605
   1,740,180                                                                 6.500%   10/01/28         1,827,640
   1,568,611                                                                 6.500%   02/01/29         1,647,447
   1,135,366                                                                 6.500%   12/01/31         1,182,703
   4,167,016                                                                 6.500%   02/01/32         4,340,681
   1,415,933                                                                 6.500%   04/01/32         1,474,943
   1,532,578                                                                 6.500%   07/01/32         1,596,450
   1,866,644                                                                 6.500%   08/01/32         1,944,439
     492,542                                                                 6.500%   09/01/32           513,069
     942,499                                                                 6.500%   09/01/32           981,779
   1,756,266                                                                 7.000%   07/01/31         1,858,237
   1,454,466                                                                 7.000%   09/01/31         1,538,933
   1,367,939                                                                 7.000%   09/01/31         1,438,858
     371,164                                                                 7.000%   11/01/31           390,407
   2,182,287                                                                 7.000%   02/01/32         2,309,056
   1,769,882                                                                 7.000%   02/01/32         1,861,578
   1,012,662                                                                 7.000%   03/01/32         1,071,489
   1,447,224                                                                 7.000%   06/01/32         1,522,203
   2,053,522                                                                 7.000%   07/01/32         2,159,912
     801,781                                                                 7.500%   04/01/31           857,037
                                                                                                    ------------
                                                                                                      38,412,770
                                                                                                    ------------
    Government National Mortgage Association (GNMA) (1.2%)
     440,590                                                                 6.000%   08/15/28           460,650
   1,346,235                                                                 6.500%   11/15/28         1,415,145
     732,566                                                                 6.500%   06/15/32           769,410
     368,165                                                                 6.500%   07/15/32           386,682
   1,149,396                                                                 7.000%   05/15/26         1,223,574
     182,391                                                                 7.500%   05/15/24           195,760
      24,652                                                                 7.500%   06/15/28            26,323
                                                                                                    ------------
                                                                                                       4,477,544
                                                                                                    ------------
    U.S. Treasury (3.6%)
   2,975,050   Inflationary Index Bond (h)                                   3.375%   01/15/07         3,211,412
   2,150,000   Bond                                                          5.250%   02/15/29         2,246,666
     900,000   Bond                                                          5.375%   02/15/31           981,140
   2,500,000   Bond                                                          5.500%   08/15/28         2,701,172
   3,550,000   Bond                                                          6.125%   08/15/29         4,167,643
                                                                                                    ------------
                                                                                                      13,308,033
                                                                                                    ------------

              See accompanying notes to investments in securities.

                                                                                                      MARKET
PRINCIPAL                                                                    COUPON   MATURITY        VALUE(a)
---------                                                                    ------   --------        --------
   GOVERNMENT OBLIGATIONS--CONTINUED
    Vendee Mortgage Trust (.2%)
  $ 520,757   U.S. Department of Veteran Affairs                             8.293%   12/15/26      $    581,792
                                                                                                    ------------
              Total government obligations (cost: $56,025,179)                                        57,922,936
                                                                                                    ------------
CORPORATE OBLIGATIONS (17.0%)
   BASIC MATERIALS (1.4%)
    Agriculture Products (.8%)
  1,350,000   Archer-Daniels-Midland Company                                 7.000%   02/01/31         1,554,455
  1,150,000   Cargill, Inc. 144A Issue (e)                                   6.375%   06/01/12         1,287,555
                                                                                                    ------------
                                                                                                       2,842,010
                                                                                                    ------------
    Construction (.6%)
  2,150,000   Vulcan Materials, Inc.                                         6.400%   02/01/06         2,376,823
                                                                                                    ------------
CONSUMER CYCLICAL (.4%)
    Publishing (.4%)
  1,350,000   Gannett Company, Inc.                                          5.500%   04/01/07         1,468,116
                                                                                                    ------------
CONSUMER STAPLES (2.3%)
    Beverage (.3%)
  1,150,000   Diageo Capital PLC                                             3.500%   11/19/07         1,155,860
                                                                                                    ------------
    Broadcasting (.8%)
  1,600,000   TCI Communications, Inc.                                       6.375%   05/01/03         1,600,112
  1,500,000   USA Interactive                                                7.000%   01/15/13         1,551,036
                                                                                                    ------------
                                                                                                       3,151,148
                                                                                                    ------------
    Food (.4%)
  1,450,000   Unilever Capital Corporation                                   5.900%   11/15/32         1,483,254
                                                                                                    ------------
    Retail (.4%)
  1,500,000   American Stores Company                                        7.200%   06/09/03         1,530,372
                                                                                                    ------------
    Service (.4%)
  1,500,000   Enterprise Rent-A-Car Company (e)                              7.500%   06/15/03         1,533,175
                                                                                                    ------------
FINANCIAL (11.4%)
    Auto Finance (.3%)
  1,200,000   General Motors Acceptance Corporation                          6.125%   08/28/07         1,214,243
                                                                                                    ------------
    Banks (1.2%)
  2,900,000   St. George Bank Capital Note 144A Issue (d)                    8.485%   12/29/49         3,120,670
  1,250,000   Wells Fargo & Company                                          7.550%   06/21/10         1,487,542
                                                                                                    ------------
                                                                                                       4,608,212
                                                                                                    ------------
    Commercial Finance (.5%)
  1,550,000   General Electric Capital Corporation                           6.750%   03/15/32         1,713,664
                                                                                                    ------------
    Commercial Mortgage-Backed Securities (3.3%)
         --   Asset Securitization Corporation (f)                           7.550%   01/13/15         1,559,444
  1,616,465   Chase Mortgage Finance Corporation                             6.750%   02/25/25         1,653,360
  1,050,403   CitiCorporation Mortgage Securities, Inc.                      6.500%   10/25/23         1,086,221
  3,000,000   First Union-Lehman Brothers Company                            6.650%   01/18/08         3,358,191
  1,000,000   Fortress CBO Investments, Ltd. 144A Issue (d)                  7.850%   07/25/38         1,107,020

              See accompanying notes to investments in securities.

                                                                                                      MARKET
PRINCIPAL                                                                    COUPON   MATURITY        VALUE(a)
---------                                                                    ------   --------        --------
   FINANCIAL--CONTINUED
 $3,000,842   Park Avenue Finance Corporation 144A Issue (e)                 7.580%   05/12/07      $  3,373,910
                                                                                                    ------------
                                                                                                      12,138,146
                                                                                                    ------------
    Consumer Finance (.7%)
  1,500,000   Citibank Credit Card Issuance Trust (i)                        1.856%   12/15/05         1,499,373
  1,250,000   Fleet Credit Card Master Trust II (i)                          1.560%   04/15/10         1,250,605
                                                                                                    ------------
                                                                                                       2,749,978
                                                                                                    ------------
    Insurance (1.9%)
  1,400,000   American International Group (e)                               3.850%   11/26/07         1,435,409
  1,100,000   MetLife, Inc.                                                  6.500%   12/15/32         1,141,719
  1,500,000   Principal Life Global 144A Issue (e)                           6.250%   02/15/12         1,589,986
  1,500,000   Prudential Insurance Company of America
               144A Issue (e)                                                6.600%   05/15/08         1,660,137
  1,375,000   Stancorp Financial Group, Inc.                                 6.875%   10/01/12         1,408,572
                                                                                                    ------------
                                                                                                       7,235,823
                                                                                                    ------------
    Investment Bankers/Brokers (.4%)
  1,450,000   Morgan Stanley                                                 6.750%   04/15/11         1,611,340
                                                                                                    ------------
    Mortgage Revenue Bonds (.2%)
    634,157   American Housing Trust                                         8.125%   06/25/18           652,823
                                                                                                    ------------
    Real Estate Investment Trust (1.3%)
  1,500,000   Prologis                                                       6.700%   04/15/04         1,562,592
  1,400,000   Reckson Operating Partnership LP                               7.400%   03/15/04         1,467,063
  1,750,000   Vornado Realty Trust                                           5.625%   06/15/07         1,783,136
                                                                                                    ------------
                                                                                                       4,812,791
                                                                                                    ------------
    Whole Loan Mortgage-Backed (1.6%)
    317,173   Banco Hipotecario Nacional 144A Issue (c) (d) (g)              7.916%   07/25/09            78,128
  2,136,200   Banco Hipotecario Nacional 144A Issue (c) (d) (g)              8.000%   03/31/11           422,873
  1,343,608   GE Capital Mortgage Services, Inc.                             6.500%   04/25/13         1,378,765
    464,701   Mellon Residential Funding                                     6.750%   06/26/28           481,267
    427,651   Paine Webber Mortgage Acceptance Corporation                   6.938%   02/25/24           432,342
    710,446   Paine Webber Mortgage Acceptance Corporation                   7.000%   10/25/23           718,430
  1,030,289   Prudential Home Mortgage Securities
              144A Issue (e)                                                 6.582%   04/28/24         1,045,692
  1,370,819   Residential Funding Mortgage Securities                        7.000%   10/25/23         1,414,333
                                                                                                    ------------
                                                                                                       5,971,830
                                                                                                    ------------
  TECHNOLOGY (.3%)
    Computer Hardware (.3%)
  1,250,000   International Business Machines Corporation                    5.875%   11/29/32         1,236,876
                                                                                                    ------------
  UTILITIES (1.2%)
    Electric Companies (1.2%)
  2,500,000   Georgia Power Company                                          5.500%   12/01/05         2,688,140
  1,500,000Hydro-Quebec (c)                                                  8.000%   02/01/13         1,903,656
                                                                                                    ------------
                                                                                                       4,591,796
                                                                                                    ------------
                  Total corporate obligations (cost: $61,989,735)                                     64,078,280
                                                                                                    ------------
                  Total long-term debt securities (cost: $118,014,914)                               122,001,216
                                                                                                    ------------

              See accompanying notes to investments in securities.

                                                                                                      MARKET
SHARES/PAR                                                                    RATE    MATURITY        VALUE(a)
----------                                                                   ------  ----------    -------------
SHORT-TERM SECURITIES (2.7%)
$  1,200,000   Conagra, Inc. (i)                                             2.120%   09/10/03     $   1,202,756
   1,500,000   Conoco, Inc. (i)                                              2.625%   04/15/03         1,502,574
   7,243,498   Dreyfus Funds-- Cash Management Plus,
                current rate 1.266%                                                                    7,243,498
       5,706   Federated Money Market Obligations Trust -- Prime

                Obligations Fund, current rate 1.370%                                                      5,706
     199,912   Wells Fargo & Company-- Cash Investment Fund,
                current rate 1.326%                                                                      199,912
                                                                                                   -------------
               Total short-term securities (cost: $10,151,664)                                        10,154,446
                                                                                                   -------------
               Total investments in securities (cost: $370,031,158) (j)                            $ 372,594,512
                                                                                                   =============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 3.1% of net assets in foreign securities as of December 31, 2002.
(d) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at December 31, 2002, which includes acquisition date and cost, is as follows:

                                                                 ACQUISITION
     SECURITY                                                        DATE          COST
     --------                                                    -----------    -----------
     Banco Hipotecario Nacional 144A Issue*                         4/1/99      $   302,782
     Banco Hipotecario Nacional 144A Issue*                         3/7/00        2,042,407
     Fortress CBO Investments, Ltd. 144A Issue*                    1/16/01          990,412
     St. George Bank Capital Note 144A Issue*                      various        2,873,242
                                                                                -----------
                                                                                $ 6,208,843
                                                                                ===========

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(e) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors. At December 31, 2002 these securities total $11,925,804, or 3.2% of net assets.
(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(g) Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal. This security is being fair-valued according to procedures approved by the board of directors.
(h) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(i)  Floating rate bond.

              See accompanying notes to investments in securities.

(j) At December 31, 2002 the cost of securities for federal income tax purposes was $385,674,626. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                          $   15,835,457
     Gross unrealized depreciation                                             (28,915,571)
                                                                            ---------------
     Net unrealized depreciation                                            $  (13,080,114)
                                                                            ===============

              See accompanying notes to investments in securities.

Mortgage Securities Portfolio
Investments in Securities
DECEMBER 31, 2002

(Percentages of each investment category relate to total net assets.)

                                                                                                       MARKET
PRINCIPAL                                                                     COUPON   MATURITY        VALUE(a)
---------                                                                     ------   --------     -------------
LONG-TERM DEBT SECURITIES (97.4%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (41.4%)
      Federal Home Loan Mortgage Corporation (FHLMC) (5.0%)
$   5,000,000    (g)                                                          5.500%   12/01/17     $   5,194,531
    2,172,076                                                                 6.000%   09/01/32         2,249,126
    4,755,444                                                                 6.500%   09/01/32         4,955,705
                                                                                                    -------------
                                                                                                       12,399,362
                                                                                                    -------------
    Federal National Mortgage Association (FNMA) (35.0%)
    1,989,654                                                                 5.500%   11/01/17         2,065,776
      492,108                                                                 6.000%   09/01/32           509,411
    3,737,061                                                                 6.000%   10/01/32         3,868,459
    2,733,866                                                                 6.000%   10/01/32         2,829,992
      893,672                                                                 6.000%   10/01/32           925,095
    3,143,145                                                                 6.000%   11/01/32         3,253,661
      499,089                                                                 6.000%   11/01/32           516,638
      750,000    (g)                                                          6.000%   01/01/33           775,078
   10,627,022                                                                 6.500%   12/01/31        11,070,105
    1,656,957                                                                 6.500%   02/01/32         1,735,347
    1,156,078                                                                 6.500%   02/01/32         1,210,767
    2,407,609                                                                 6.500%   02/01/32         2,507,949
    3,236,411                                                                 6.500%   03/01/32         3,371,292
    2,083,913                                                                 6.500%   04/01/32         2,170,762
    2,891,657                                                                 6.500%   07/01/32         3,012,170
      954,955                                                                 6.500%   05/01/32         1,000,131
    1,487,242                                                                 6.500%   07/01/32         1,549,224
    2,036,106                                                                 6.500%   08/01/32         2,120,962
      709,497                                                                 6.500%   08/01/32           739,066
    3,666,798                                                                 6.500%   08/01/32         3,819,615
    1,339,714                                                                 6.500%   09/01/32         1,395,548
    4,566,748                                                                 6.500%   09/01/32         4,757,072
      911,055                                                                 7.000%   02/01/29           966,609
    5,846,624                                                                 7.000%   09/01/31         6,186,161
    3,215,240                                                                 7.000%   09/01/31         3,381,931
      412,405                                                                 7.000%   11/01/31           433,785
    3,928,116                                                                 7.000%   02/01/32         4,156,301
    2,212,352                                                                 7.000%   02/01/32         2,326,972
    7,200,656                                                                 7.000%   03/01/32         7,618,950
      232,015                                                                 7.000%   05/01/32           245,490
    2,917,790                                                                 7.000%   06/01/32         3,068,958
    2,361,234                                                                 7.000%   07/01/32         2,483,568
      637,174                                                                 7.500%   04/01/31           681,086
      700,000                                                                 7.853%   11/25/10           720,511
        2,699                                                                 8.000%   05/01/22             2,948
                                                                                                    -------------
                                                                                                       87,477,390
                                                                                                    -------------
      Government National Mortgage Association (GNMA) (.4%)
           --    (e)                                                          7.000%   07/16/40         1,097,193
        1,176                                                                 8.500%   03/15/22             1,296
                                                                                                    -------------
                                                                                                        1,098,489
                                                                                                    -------------

              See accompanying notes to investments in securities.

                                                                                                       MARKET
PRINCIPAL                                                                     COUPON   MATURITY        VALUE(a)
---------                                                                     ------   --------     -------------
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS--CONTINUED
      Other Agency Obligations (.7%)
$   1,506,000    Pleasant Hill California                                     7.950%   09/20/15     $   1,632,926
                                                                                                    -------------
      Vendee Mortgage Trust (.3%)
      689,159    Vendee Mortgage Trust Participation Certificates (b)         7.793%   02/15/25           744,726
                                                                                                    -------------
                 Total U.S. government and agencies obligations
                  (cost: $101,539,086)                                                                103,352,893
                                                                                                    -------------
    OTHER MORTGAGE-BACKED SECURITIES (56.0%)
      Non-Agency Commercial Mortgage-Backed Securities (12.9%)
           --    Asset Securitization Corporation (e)                         7.250%   04/14/29         2,292,938
           --    Asset Securitization Corporation (e)                         7.550%   01/13/15         1,532,657
           --    Asset Securitization Corporation (c)(e)                      7.550%   01/13/15         1,389,683
           --    Asset Securitization Corporation 144A Issue (d)(e)           6.500%   10/13/26         1,760,920
    1,166,000    Covenant Retirement Community                                6.750%   06/01/04         1,188,837
    2,250,000    Covenant Retirement Community                                7.000%   06/01/06         2,411,365
       85,123    FFCA Secured Lending Corporation 144A Issue (d)              2.220%   01/18/05            84,756
    1,278,350    FFCA Secured Lending Corporation
                  144A Issue (c)                                              7.450%   10/18/11         1,349,996
    4,936,000    FFCA Secured Lending Corporation 144A Issue (d)              8.910%   06/25/14         5,287,680
    4,150,000    Fortress CBO Investments I, Limited
                  144A Issue (c)                                              7.850%   07/25/38         4,594,133
    5,350,000    Park Avenue Finance Corporation 144A Issue (d)               7.680%   05/12/07         6,126,617
    1,745,968    Securitized Asset Sales, Inc. 144A Issue (d)                 6.781%   11/28/23         1,804,057
    2,250,000    Vanderbilt Mortgage and Finance, Inc.                        7.955%   12/07/24         2,506,806
                                                                                                    -------------
                                                                                                       32,330,445
                                                                                                    -------------
      Non-Agency Prime Residential Mortgage-Backed Securities (42.1%)
    2,000,000    GS Mortgage Securities Corporation II                        7.099%   07/13/07         2,182,412
    2,200,000    Associates Manufactured Housing                              7.900%   03/15/27         2,278,340
    5,291,000    BankAmerica Manufactured Housing Contract                    7.800%   10/10/26         5,370,042
    2,561,745    Bear Stearns & Company, Inc.                                 6.750%   04/30/30         2,676,870
    1,657,985    Bear Stearns Mortgage Securities, Inc.                       6.750%   04/30/30         1,718,402
    1,080,830    Bear Stearns Mortgage Securities, Inc.                       8.000%   11/25/29         1,149,668
    2,773,752    Bear Stearns Structured Products, Inc.
                  144A Issue (d)                                              6.293%   11/30/13         2,867,280
      483,157    Chase Mortgage Finance Corporation                           6.500%   09/25/13           499,597
    1,549,372    Chase Mortgage Finance Corporation                           6.750%   03/25/25         1,592,212
      153,872    Chase Mortgage Finance Corporation (c)                       6.787%   08/28/24           162,540
    1,471,846    Chase Mortgage Finance Corporation
                  144A Issue (d)                                              6.640%   03/28/25         1,513,031
    1,174,599    Chase Mortgage Finance Corporation
                  144A Issue(d)                                               6.640%   03/28/25         1,207,467
    2,137,278    CitiCorporation Mortgage Securities, Inc.                    6.750%   08/25/28         2,244,398
      683,908    Countrywide Funding Corporation                              6.625%   02/25/24           700,268
      725,880    Countrywide Funding Corporation                              6.625%   02/25/24           741,893
    1,654,403    Countrywide Funding Corporation                              7.000%   06/25/24         1,692,652
      305,170    Countrywide Funding Corporation 144A Issue (d)               6.250%   02/25/09           298,392
      735,462    Countrywide Home Loan                                        6.250%   08/25/14           751,598
    1,883,032    Countrywide Home Loan                                        7.250%   02/25/28         1,897,626
      957,887    Countrywide Mortgage Backed Securities, Inc.                 6.500%   03/25/24           973,922
      349,522    CSFB Mortgage Securities 144A Issue (d)                      7.723%   05/30/23           361,905

              See accompanying notes to investments in securities.

                                                                                                       MARKET
PRINCIPAL                                                                     COUPON   MATURITY        VALUE(a)
---------                                                                     ------   --------     -------------
    OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$     798,268    DLJ Mortgage Acceptance Corporation
                  144A Issue (c)                                              6.856%   09/29/23     $     817,641
      364,538    FBS Mortgage Corporation                                     7.130%   08/25/24           363,845
    1,200,000    First Boston Mortgage Securities Corporation                 7.449%   09/25/06         1,200,000
      757,247    First Union Corporation                                      6.843%   09/25/26           795,980
    1,309,898    GE Capital Mortgage Services, Inc. 144A Issue (d)            6.500%   04/25/24         1,338,543
      608,487    GE Capital Mortgage Services, Inc 144A Issue (d)             6.500%   01/25/24           617,067
    1,138,477    GE Capital Mortgage Services, Inc 144A Issue (d)             7.000%   03/25/26         1,147,232
      554,653    GE Capital Mortgage Services, Inc.                           6.250%   07/25/14           578,858
      442,372    GE Capital Mortgage Services, Inc. 144A Issue (d)            6.000%   10/25/08           450,255
      430,547    GE Capital Mortgage Services, Inc.
                  144A Issue (d)                                              6.000%   11/25/08           439,054
      451,104    GE Capital Mortgage Services, Inc. 144A Issue (d)            6.500%   09/25/23           456,432
    1,004,042    GE Capital Mortgage Services, Inc. 144A Issue (d)            6.500%   04/25/24         1,028,008
      923,106    GE Capital Mortgage Services, Inc. 144A Issue (d)            6.500%   05/25/24           939,080
    1,268,660    GMAC Commercial Mortgage Securities (c)                      5.940%   07/01/13         1,273,814
    1,908,926    Green Tree Financial Corporation                             6.400%   10/15/18         1,974,223
    3,750,000    Green Tree Financial Corporation                             8.300%   05/15/19         3,921,533
    1,400,000    Green Tree Financial Corporation                             8.300%   11/15/19         1,449,321
    1,418,442    Green Tree Financial Corporation (g)                         9.100%   04/15/25         1,425,162
      509,973    Housing Securities, Inc.                                     7.000%   06/25/23           521,458
      565,745    JP Morgan Chase and Company                                  7.250%   01/25/26           564,658
    2,600,000    Lehman ABS Manufactured Housing Contract                     5.873%   05/15/22         2,683,041
      649,234    Lehman Structured Securities 144A Issue (d)                  6.305%   04/28/24           667,309
    1,104,742    Metropolitan Asset Funding 144A Issue (d)                    6.980%   05/20/12         1,138,205
    1,099,620    Metropolitan Asset Funding 144A Issue (d)                    7.130%   06/20/12         1,129,403
    4,600,000    Mid-State Trust                                              7.340%   07/01/35         4,928,049
    3,454,245    Mid-State Trust                                              7.790%   07/01/35         3,640,121
    1,257,763    Morgan Stanley Capital Markets 144A Issue (d)                6.842%   06/29/26         1,307,646
    1,943,481    Morgan Stanley Capital Markets 144A Issue (d)                6.842%   06/29/26         2,033,115
      454,754    Nationsbanc Montgomery Funding                               6.000%   11/25/13           455,518
      682,684    Norwest Asset Securities Corporation                         6.250%   05/25/29           707,019
    2,012,849    Norwest Asset Securities Corporation                         6.500%   06/25/29         2,064,056
      474,933    Norwest Asset Securities Corporation
                  144A Issue (d)                                              7.000%   09/25/11           482,114
      808,468    Paine Webber Mortgage Acceptance
                  Corporation                                                 6.750%   01/25/24           817,782
    5,300,000    Paine Webber Mortgage Acceptance
                  Corporation (d)                                             7.655%   01/02/12         5,799,133
      417,444    Paine Webber Mortgage Acceptance
                  Corporation                                                 8.125%   07/25/09           418,420
    1,133,450    Paine Webber Mortgage Acceptance
                  Corporation 144A Issue (d)                                  6.460%   04/29/24         1,178,074
    1,054,703    Paine Webber Mortgage Acceptance Corporation
                  144A Issue (d)                                              6.460%   04/29/24         1,078,195
    1,123,817    Prudential Home Mortgage                                     6.050%   04/25/24         1,149,541
      463,933    Prudential Home Mortgage                                     8.000%   06/25/22           483,933
       78,531    Prudential Home Mortgage                                     8.000%   10/25/22            78,695
      321,065    Prudential Home Mortgage 144A Issue (d)                      7.900%   04/28/22           321,566
      964,644    Prudential Home Mortgage 144A Issue (d)                      7.900%   04/28/22           964,538

              See accompanying notes to investments in securities.

                                                                                                       MARKET
PRINCIPAL                                                                     COUPON   MATURITY        VALUE(a)
---------                                                                     ------   --------     -------------
    OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$      91,392    Prudential Home Mortgage Securities                          7.500%   08/25/07     $      94,795
      629,510    Prudential Home Mortgage Securities
                  144A Issue (c)                                              6.304%   08/28/09           646,294
      506,007    Prudential Home Mortgage Securities
                  144A Issue (d)                                              6.500%   04/25/26           512,145
      805,786    Prudential Home Mortgage Securities
                  144A Issue (d)                                              7.238%   09/28/24           832,844
      492,553    Prudential Home Mortgage Securities
                  144A Issue (d)                                              7.250%   09/25/25           491,588
      807,493    Prudential Home Mortgage Security
                  Company                                                     6.500%   02/25/24           827,346
      520,530    Residential Accredit Loans, Inc. 144A Issue (d)              6.250%   03/25/14           532,228
      758,580    Residential Funding Mortgage Securities                      6.500%   12/25/12           777,391
      463,006    Residential Funding Mortgage Securities                      6.500%   11/25/23           482,781
    1,429,835    Residential Funding Mortgage Securities                      6.500%   12/25/28         1,486,800
    2,479,837    Residential Funding Mortgage Securities                      6.500%   01/25/29         2,561,069
    1,109,661    Residential Funding Mortgage Securities                      7.000%   09/25/23         1,135,916
      972,315    Residential Funding Mortgage Securities                      7.000%   08/25/29         1,007,154
    3,721,000    Sequoia Mortgage Funding Company
                  144A Issue (d)                                              6.380%   07/31/31         3,744,256
    2,242,651    Structured Asset Mortgage Investments                        6.750%   05/02/30         2,249,649
                                                                                                    -------------
                                                                                                      105,090,408
                                                                                                    -------------
      Non-Agency Sub-Prime Residential Mortgage-Backed Securities (1.0%)
      176,103    Banco Hipotecario Nacional 144A Issue (c)(f)(h)              2.830%   03/25/11            35,221
    1,408,898    Banco Hipotecario Nacional 144A Issue (c)(f)(h)              7.540%   05/31/17           281,780
      979,969    Banco Hipotecario Nacional 144A Issue (c)(f)(h)              7.916%   07/25/09           244,992
    1,035,698    Black Diamond Capital Management LLC
                  144A Issue (c)                                              6.587%   01/29/13         1,078,814
      568,498    Black Diamond Capital Management LLC
                  144A Issue (c)                                              6.587%   01/29/13           563,569
      232,065    Black Diamond Capital Management LLC
                  144A Issue (d)                                              6.587%   01/29/13           239,561
                                                                                                    -------------
                                                                                                        2,443,937
                                                                                                    -------------
                 Total other mortgage-backed securities (cost: $135,076,492)                          139,864,790
                                                                                                    -------------
                 Total long-term debt securities (cost: $236,615,578)                                 243,217,683
                                                                                                    -------------

SHARES
------
SHORT-TERM SECURITIES (3.5%)
    8,796,795    Dreyfus Funds -- Cash Management Plus Fund,
                  current rate 1.266%                                                                   8,796,795
        2,307    Federated Money Market Obligation Trust Prime Obligation
                  Fund, current rate 1.370%                                                                 2,307
                                                                                                    -------------
                 Total short-term securities (cost: $8,799,102)                                         8,799,102
                                                                                                    -------------
                 Total investments in securities (cost: $245,414,680) (i)                           $ 252,016,785
                                                                                                    =============

              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Represents a debt security with a weighted average net pass-through rate which varies based on the interest rates of the securities in the pool of underlying collateral. The rate disclosed is the rate in effect at December 31, 2002.
(c) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at December 31, 2002, which includes acquisition date and cost, is as follows:

                                                            ACQUISITION
     SECURITY:                                                 DATE           COST
     ---------                                              -----------   ------------
     Asset Securitization Corporation                         various     $  1,329,031
     Banco Hipotecario Nacional 144A Issue*                   09/06/02          13,145
     Banco Hipotecario Nacional 144A Issue*                   various        1,323,585
     Banco Hipotecario Nacional 144A Issue*                   various          940,322
     Black Diamond Mortgage Trust 144A Issue*                 various          482,274
     Black Diamond Mortgage Trust 144A Issue*                 03/1/00          977,694
     Chase Mortgage Finance Corporation                       6/16/97          148,762

     DLJ Mortgage Acceptance Corporation 144A Issue*          various          779,988
     Fortress CBO Investments I, Limited 144A Issue*          various        3,877,651
     GMAC Commercial Mortgage Services                        various        1,215,585
     Prudential Home Mortgage Securities 144A Issue*          08/02/99         592,601
     FFCA Secured Lending Corporation 144A Issue*             11/26/02       1,299,391
                                                                          ------------
                                                                          $ 12,980,029
                                                                          ============

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(d) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other Oaccredited investorsO. These securities have been determined to be liquid under guidelines established by the Board of Directors. At December 31, 2002 these securities represent $49,032,464, or 19.6% of net assets.
(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principle payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.
(f) The Portfolio held 0.2% of net assets in foreign securities at December 31, 2002.
(g) At December 31, 2002 the total cost of investments issued on a when-issued or forward commitment basis is $7,147,402.
(h) Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal. This security is being fair-valued according to procedures approved by the board of directors.
(i) At December 31, 2002 the cost of securities for federal income tax purposes was $245,531,440. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                        $  8,867,770
     Gross unrealized depreciation                                          (2,382,425)
                                                                          ------------
     Net unrealized appreciation                                          $  6,485,345
                                                                          ============

              See accompanying notes to investments in securities.

                                                             Index 500 Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2002

           (Percentages of each investment category relate to total net assets.)

                                                        MARKET
SHARES                                                  VALUE(a)
------                                              ---------------
COMMON STOCK (98.3%)
   BASIC MATERIALS (3.8%)
     Agriculture Products (.2%)
    32,828   Archer-Daniels-Midland
              Company                               $       407,067
    13,269   Monsanto Company                               255,428
                                                    ---------------
                                                            662,495
                                                    ---------------
     Aluminum (.2%)
    42,855   Alcoa, Inc.                                    976,237
                                                    ---------------
     Chemicals (2.2%)
    11,534   Air Products and
              Chemicals, Inc.                               493,078
    46,248   Dow Chemical
              Company                                     1,373,566
     3,928   Eastman Chemical
              Company                                       144,433
     6,577   Ecolab, Inc.                                   325,561
    50,429   EI Dupont De Nemours &
              Company                                     2,138,190
     6,486   Engelhard Corporation                          144,962
     2,556   Great Lakes Chemical
              Corporation                                    61,037
     5,543   Hercules, Inc. (b)                              48,778
     4,789   International Flavors
              and Fragrances, Inc.                          168,094
    65,629   Pharmacia Corporation                        2,743,292
     8,601   PPG Industries, Inc                            431,340
     8,209   Praxair, Inc.                                  474,234
     4,964   Quest Diagnostics,
              Inc. (b)                                      282,452
    11,223   Rohm & Haas Company                            364,523
     3,637   Sigma-Aldrich
              Corporation                                   177,122
                                                    ---------------
                                                          9,370,662
                                                    ---------------
     Construction ( -- )
     5,153   Vulcan Materials, Inc.                         193,237
                                                    ---------------
     Iron and Steel (.1%)
     4,093   Allegheny Technologies,
              Inc.                                           25,499
     3,968   Nucor Corporation                              163,878
     5,192   United States Steel
              Corporation                                    68,119
     4,351   Worthington Industries,
              Inc.                                           66,309
                                                    ---------------
                                                            323,805
                                                    ---------------
     Mining (.2%)
     7,354   Freeport-McMoran,
              Inc. (b)                                      123,400
    20,390   Newmont Mining                         $       591,922
     4,513   Phelps Dodge
              Corporation (b)                               142,836
                                                    ---------------
                                                            858,158
                                                    ---------------
     Paper and Forest (.9%)
     2,689   Bemis Company, Inc.                            133,455
     2,958   Boise Cascade
              Corporation                                    74,601
    12,693   Georgia-Pacific
              Corporation                                   205,119
    24,349   International Paper
              Company                                       851,485
    26,108   Kimberly-Clark
              Corporation                                 1,239,347
     5,308   Louisiana-Pacific
              Corporation (b)                                42,782
    10,153   MeadWestvaco
              Corporation                                   250,881
     9,383   Plum Creek Timber
              Company, Inc.                                 221,439
     2,769   Temple Inland, Inc.                            124,079
    11,114   Weyerhaeuser Company546,920
                                                    ---------------
                                                          3,690,108
                                                    ---------------
   CAPITAL GOODS (7.9%)
     Aerospace/Defense (1.7%)
     5,842   B.F. Goodrich Company                          107,025
    10,200   General Dynamics
              Corporation                                   809,574
    23,151   Lockheed Martin
              Corporation                                 1,336,970
     9,241   Northrop Grumman
              Corporation                                   896,377
    20,603   Raytheon Company                               633,542
     9,286   Rockwell Collins                               215,992
     9,436   Rockwell International
              Corporation                                   195,420
    42,614   The Boeing Company                           1,405,836
    24,043   United Technologies
              Corporation                                 1,489,223
                                                    ---------------
                                                          7,089,959
                                                    ---------------
     Containers-- Metal/Glass ( -- )
     2,892   Ball Corporation                               148,041
                                                    ---------------
     Electrical Equipment (3.6%)
     9,954   American Power
              Conversion
              Corporation (b)                               150,803
     4,677   Cooper Industries, Inc.                        170,477

              See accompanying notes to investments in securities.

                                                        MARKET
SHARES                                                  VALUE(a)
------                                              ---------------
   CAPITAL GOODS--CONTINUED
    21,373   Emerson Electric
              Company                               $     1,086,817
   505,116   General Electric
              Company (d)                                12,299,575
    41,676   Honeywell International,
              Inc.                                        1,000,224
     9,758   Molex, Inc.                                    224,824
    41,927   Solectron Corporation (b)                      148,841
     8,300   Thermo Electron
              Corporation (b)                               166,996
                                                    ---------------
                                                         15,248,557
                                                    ---------------
     Engineering/Construction (.2%)
    17,471   Caterpillar, Inc.                              798,774
                                                    ---------------
     Machinery (.3%)
    12,112   Deere & Company                                555,335
    10,270   Dover Corporation                              299,473
     8,588   Ingersoll Rand
              Company (c)                                   369,799
                                                    ---------------
                                                          1,224,607
                                                    ---------------
     Manufacturing (1.6%)
    19,807   3M Company                                   2,442,203
     5,574   Avery Dennison
              Corporation                                   340,460
    15,555   Illinois Tool Works, Inc.                    1,008,897
     4,506   Johnson Controls, Inc.                         361,246
     2,457   Millipore Corporation                           83,538
     5,992   Parker Hannifin
              Corporation                                   276,411
     4,261   Sealed Air Corporation (b)                     158,935
     6,978   Textron, Inc.                                  299,984
   101,275   Tyco International, Ltd. (c)                 1,729,777
                                                    ---------------
                                                          6,701,451
                                                    ---------------
     Office Equipment (.2%)
     6,392   Lexmark International
             Group, Inc. (b)                                386,716
    12,007   Pitney Bowes, Inc.                             392,149
                                                    ---------------
                                                            778,865
                                                    ---------------
     Trucks and Parts (.1%)
     2,106   Cummins Engine
              Company, Inc.                                  59,242
     3,069   Navistar International
              Corporation (b)                                74,607
     5,882   Paccar, Inc.                                   271,337
                                                    ---------------
                                                            405,186
                                                    ---------------
     Waste Management (.2%)
    10,008   Allied Waste
              Industries (b)                        $       100,080
    30,896   Waste Management,
              Inc.                                          708,136
                                                    ---------------
                                                            808,216
                                                    ---------------
   COMMUNICATION SERVICES (4.5%)
     Cellular  (.4%)
   137,511   AT&T Wireless
             Services, Inc. (b)                             776,937
    14,325   Citizens Utilities
              Company (b)                                   151,129
    48,887   Nextel Communications,
              Inc. (b)                                      564,645
                                                    ---------------
                                                          1,492,711
                                                    ---------------
     Telecommunication (.7%)
    39,851   Qualcomm, Inc. (b)                           1,450,178
    86,056   Qwest Communications
              International, Inc.                           430,280
    45,407   Sprint Corporation
             -FON Group                                     657,493
    50,713   Sprint Corporation
             -PCS Group (b)                                 222,123
                                                    ---------------
                                                          2,760,074
                                                    ---------------
     Telephone (3.4%)
    15,788   Alltel Corporation                             805,188
    39,105   AT&T Corporation                             1,021,032
    94,341   Bellsouth Corporation                        2,440,602
     7,239   Centurytel, Inc.                               212,682
   168,534   SBC Communications,
              Inc.                                        4,568,957
   138,868   Verizon Communications5,381,135
                                                    ---------------
                                                         14,429,596
                                                    ---------------
   CONSUMER CYCLICAL (10.2%)
     Auto (1.0%)
     3,733   Cooper Tire and Rubber
              Company                                        57,264
     7,540   Dana Corporation                                88,670
     7,736   Danaher Corporation                            508,255
    28,344   Delphi Corporation                             228,169
     3,630   Eaton Corporation                              283,539
    93,150   Ford Motor Company                             866,295
    28,448   General Motors
              Corporation                                 1,048,593
     8,898   Goodyear Tire & Rubber
              Company                                        60,595

              See accompanying notes to investments in securities.

                                                        MARKET
SHARES                                                  VALUE(a)
------                                              ---------------
   CONSUMER CYCLICAL--CONTINUED
    15,363   Harley-Davidson, Inc.                  $       709,771
     4,660   ITT Industries, Inc.                           282,815
     2,964   Snap-On, Inc.                                   83,318
     6,603   Visteon Corporation                             45,957
                                                    ---------------
                                                          4,263,241
                                                    ---------------
     Building Materials (.3%)
     3,678   American Standard
              Companies, Inc. (b)                           261,653
     3,128   Centex Corporation                             157,026
     2,939   Crane Company                                   58,574
     2,452   Kaufman and Broad
              Home Corporation                              105,068
    24,974   Masco Corporation                              525,703
     3,107   Pulte Corporation                              148,732
                                                    ---------------
                                                          1,256,756
                                                    ---------------
     Distribution Durables (.1%)
     8,865   Genuine Parts Company273,042
     Hardware and Tools (.1%)
     4,089   Black & Decker
              Corporation                                   175,377
     4,480   The Stanley Works                              154,918
                                                    ---------------
                                                            330,295
                                                    ---------------
     Houseware (.2%)
    58,272   Corning, Inc. (b)                              192,880
     9,879   Leggett & Platt, Inc.                          221,685
     3,961   Maytag Corporation                             112,888
     3,505   Whirlpool Corporation                          183,031
                                                    ---------------
                                                            710,484
                                                    ---------------
     Leisure (.2%)
     4,576   Brunswick Corporation                           90,879
     8,789   Hasbro, Inc.                                   101,513
     4,399   International Game
              Technology (b)                                333,972
    22,194   Mattel, Inc.                                   425,015
                                                    ---------------
                                                            951,379
                                                    ---------------
     Lodging-- Hotel (.2%)
    19,100   Hilton Hotels                                  242,761
    12,069   Marriott International,
              Inc.                                          396,708
                                                    ---------------
                                                            639,469
                                                    ---------------
     Photography/Imagery (.1%)
    14,810   Eastman Kodak
              Company                                       518,942
                                                    ---------------
     Publishing (.8%)
     4,193   Dow Jones and
              Company, Inc.                         $       181,263
    13,567   Gannett Company, Inc.                          974,111
     4,183   Knight-Ridder, Inc.                            264,575
     9,837   McGraw-Hill
              Companies, Inc.                               594,548
     2,518   Meredith Corporation                           103,515
     5,752   RR Donnelly & Sons
              Company                                       125,221
     7,688   The New York Times
              Company                                       351,572
    15,471   Tribune Company                                703,312
                                                    ---------------
                                                          3,298,117
                                                    ---------------
     Retail (6.4%)
     3,341   American Greetings
              Corporation (b)                                52,788
     5,003   Autozone, Inc. (b)                             353,462
    14,852   Bed Bath & Beyond,
              Inc. (b)                                      512,840
    16,323   Best Buy Company,
              Inc. (b)                                      394,200
     5,894   Big Lots, Inc. (b)                              77,978
    10,664   Circuit City Stores, Inc.                       79,127
    23,134   Costco Wholesale
              Corporation (b)                               649,140
     4,297   Dillards, Inc.                                  68,150
    16,916   Dollar General
              Corporation                                   202,146
    15,671   eBay, Inc. (b)                               1,062,807
     8,779   Family Dollar Stores                           273,993
     9,912   Federated Department
              Stores (b)                                    285,069
    44,866   Gap, Inc.                                      696,320
   118,055   Home Depot, Inc.                             2,828,598
    13,600   JC Penney Company                              312,936
    17,116   Kohl's Corporation (b)                         957,640
    26,540   Limited Brands, Inc.                           369,702
    39,613   Lowes Companies, Inc.                        1,485,487
    14,631   May Department
              Stores Company                                336,220
    13,466   Nike, Inc.                                     598,833
     6,874   Nordstrom, Inc.                                130,400
    15,662   Office Depot, Inc. (b)                         231,171
     8,549   Radioshack Corporation                         160,208
     3,043   Reebok International,
              Ltd. (b)                                       89,464

              See accompanying notes to investments in securities.

                                                        MARKET
SHARES                                                  VALUE(a)
------                                              ---------------
   CONSUMER CYCLICAL--CONTINUED
    16,056   Sears Roebuck
             Company                                $       384,541
    23,887   Staples, Inc. (b)                              437,132
    46,110   Target Corporation                           1,383,300
     7,608   The Sherwin-Williams
              Company                                       214,926
     7,382   Tiffany & Company                              176,504
    26,812   TJX Companies, Inc.                            523,370
    10,785   Toys `R' Us, Inc. (b)                          107,850
   224,053   Wal-Mart Stores, Inc.                       11,316,917
                                                    ---------------
                                                         26,755,219
                                                    ---------------
     Service (.7%)
     8,855   Apollo Group, Inc. (b)                         389,620
     9,172   Block Financial
              Corporation                                   368,714
     8,798   Convergys
              Corporation (b)                               133,290
    52,612   CUC International (b)                          551,374
     4,081   Fluor Corporation                              114,268
     5,674   Harrah's Entertainment,
              Inc. (b)                                      224,690
    19,575   Interpublic Group
              Companies, Inc.                               275,616
     9,546   Omnicom Group                                  616,672
     5,974   Quintiles Transnational
              Corporation (b)                                72,285
     8,796   Robert Half
              International, Inc. (b)                       141,704
     7,242   Sabre Holdings
              Corporation (b)                               131,153
     5,643   TMP Worldwide, Inc. (b)                         63,822
                                                    ---------------
                                                          3,083,208
                                                    ---------------
     Textiles (.1%)
     6,541   Jones Apparel Group,
              Inc. (b)                                      231,813
     5,423   Liz Clairborne, Inc.                           160,792
     5,515   VF Corporation                                 198,816
                                                    ---------------
                                                            591,421
                                                    ---------------
   CONSUMER STAPLES (12.5%)
     Beverage (3.0%)
    43,446   Anheuser-Busch
              Companies, Inc.                             2,102,786
     3,479   Brown-Forman
              Corporation                                   227,387
    22,810   Coca-Cola Enterprises,
              Inc.                                          495,433
     1,824   Coors Company                                  111,720
    14,236   Pepsi Bottling Group,
              Inc.                                  $       365,865
    87,665   Pepsico, Inc.                                3,701,216
   125,840   The Coca-Cola
              Company                                     5,514,309
                                                    ---------------
                                                         12,518,716
                                                    ---------------
     Broadcasting (1.0%)
    31,102   Clear Channel
              Communications,
              Inc. (b)                                    1,159,794
   117,154   Comcast Corporation                          2,761,320
    11,629   Univision
             Communications, Inc. (b)284,910
                                                    ---------------
                                                          4,206,024
                                                    ---------------
     Entertainment (1.4%)
    29,785   Carnival Corporation                           743,136
   103,660   The Walt Disney
              Company                                     1,690,695
    89,393   Viacom, Inc. (b)                             3,643,659
                                                    ---------------
                                                          6,077,490
                                                    ---------------
     Food (1.3%)
    20,804   Campbell Soup
              Company                                       488,270
    27,260   Conagra, Inc.                                  681,773
    18,675   General Mills, Inc.                            876,791
    17,821   H.J. Heinz Company                             585,776
     6,911   Hershey Foods
              Corporation                                   466,078
    20,723   Kellogg Company                                710,177
    39,578   Sara Lee Corporation                           890,901
    11,438   William Wrigley Jr.
              Company                                       627,717
                                                    ---------------
                                                          5,327,483
                                                    ---------------
     Food & Health (.2%)
    33,339   Sysco Corporation                              993,169
                                                    ---------------
     Household Products (2.3%)
    11,168   Clorox Company                                 460,680
    27,322   Colgate-Palmolive
              Company                                     1,432,492
    53,551   Gillette Compay                              1,625,808
    13,570   Newell Rubbermaid,
              Inc.                                          411,578
     8,044   Pactiv Corporation (b)                         175,842

              See accompanying notes to investments in securities.

                                                               MARKET
SHARES                                                        VALUE(a)
------                                                     --------------
  CONSUMER STAPLES--CONTINUED
    65,953      Procter & Gamble
                 Company                                   $    5,668,001
     2,960      Tupperware
                 Corporation                                       44,637
                                                           --------------
                                                                9,819,038
                                                           --------------
   Personal Care (.2%)
     2,949      Alberto-Culver Company                            148,630
    11,940      Avon Products, Inc.                               643,208
                                                           --------------
                                                                  791,838
                                                           --------------
   Restaurants (.5%)
     8,674      Darden Restaurants,
                 Inc.                                             177,383
    64,430      McDonald's
                 Corporation                                    1,036,034
    19,712      Starbucks
                 Corporation(b)                                   401,731
     5,858      Wendy's International,
                 Inc.                                             158,576
    15,001      Yum! Brands, Inc.(b)                              363,324
                                                           --------------
                                                                2,137,048
                                                           --------------
   Retail (.9%)
    19,245      Albertson's, Inc.                                 428,394
    19,945      CVS Corporation                                   498,027
    39,249      Kroger Company(b)                                 606,397
    22,390      Safeway, Inc.(b)                                  523,030
     6,782      Supervalu, Inc.                                   111,971
    52,024      Walgreen Company                                1,518,581
     7,145      Winn-Dixie Stores, Inc.                           109,176
                                                           --------------
                                                                3,795,576
                                                           --------------
   Service (.5%)
    30,399      Automatic Data
                 Processing, Inc.                               1,193,161
     8,638      Cintas Corporation                                395,188
    25,823      Concord EFS, Inc.(b)                              406,454
     3,177      Deluxe Corporation                                133,752
                                                           --------------
                                                                2,128,555
                                                           --------------
   Tobacco (1.2%)
     7,576      Fortune Brands, Inc.                              352,360
   105,004      Philip Morris
                 Companies, Inc.                                4,255,812
     4,508      R.J. Reynolds Tobacco
                 Holdings, Inc.                                   189,832
     8,574      UST, Inc.                                         286,629
                                                           --------------
                                                                5,084,633
                                                           --------------
  ENERGY (6.0%)
   Oil (4.5%)
     4,528      Amerada Hess                               $      249,266
    54,220      Chevron Corporation                             3,604,546
    34,356      ConocoPhillips                                  1,662,487
     7,952      Devon Energy
                 Corporation                                      364,997
   341,559      Exxon Mobil
                 Corporation                                   11,934,070
    15,845      Marathon Oil
                 Corporation                                      337,340
    19,134      Occidental Petroleum
                 Corporation                                      544,362
                                                           --------------
                                                               18,697,068
                                                           --------------
   Oil & Gas (1.5%)
    12,620      Anadarko Petroleum
                 Corporation                                      604,498
     7,308      Apache Finance
                 Property                                         416,483
     3,431      Ashland, Inc.                                      97,886
    17,040      Baker Hughes, Inc.                                548,518
     7,957      BJ Services
                 Company(b)                                       257,091
    10,220      Burlington Resources,
                 Inc.                                             435,883
     5,865      EOG Resources, Inc.                               234,131
    22,151      Halliburton Company                               414,445
     5,095      Kerr-McGee
                 Corporation                                      225,709
     3,236      McDermott
                 International, Inc.(b)                            14,174
     7,347      Nabor's Industries,
                 Ltd.(b)(c)                                       259,129
     6,794      Noble Corporation(b)                              238,809
     4,748      Rowan Companies,
                 Inc.                                             107,780
    29,474      Schlumberger, Ltd.                              1,240,561
     3,874      Sunoco, Inc.(b)                                   128,539
    16,203      Transocean Offshore,
                 Inc.                                             375,910
    13,091      Unocal Corporation                                400,323
    20,892      Veritas DGC, Inc.(b)                              326,333
                                                           --------------
                                                                6,326,202
                                                           --------------

              See accompanying notes to investments in securities.

                                                               MARKET
SHARES                                                        VALUE(a)
------                                                     -------------
  FINANCIAL (19.2%)
     Auto Finance (.3%)
    53,277   Fleet Boston Financial
              Corporation                                  $   1,294,631
                                                           -------------
     Banks (7.0%)
    18,040   Amsouth
              BanCorporation                                     346,368
    75,973   Bank of America
              Corporation                                      5,285,410
    59,116   Bank One Corporation                              2,160,690
    24,308   BB&T Corporation                                    899,153
     8,869   Comerica Bank                                       383,496
    29,329   Fifth Third
              BanCorporation                                   1,717,213
     6,374   First Tennessee National
              Corporation                                        229,082
    11,956   Huntington Bancshares,
              Inc.                                               223,697
   101,343   JP Morgan Chase and
              Company                                          2,432,232
    21,568   KeyCorporation                                      542,220
    11,083   Marshal & Ilsley
              Corporation                                        303,453
    21,874   Mellon Bank NA                                      571,130
    31,060   National City Bancorp                               848,559
    11,214   Northern Trust
              Corporation                                        393,051
     8,197   Northfork
              Bancorporation                                     276,567
    11,225   Regions Financial
              Corporation                                        374,466
    17,606   SouthTrust
              Corporation                                        437,509
    16,465   State Street
              Corporation                                        642,135
    14,398   Suntrust Banks, Inc.                                819,534
    15,220   Synovus Financial
              Corporation                                        295,268
    36,866   The Bank of New York
              Company, Inc.                                      883,309
    97,234   U.S. Bancorp                                      2,063,305
    10,057   Union Planters
              Corporation                                        283,004
    69,049   Wachovia Corporation                              2,516,146
    85,881   Wells Fargo &
              Company                                          4,025,242
     4,568   Zion BanCorporation                                 179,746
                                                           -------------
                                                              29,131,985
                                                           -------------
     Consumer Finance (1.5%)
    66,715   American Express
              Company                                      $   2,358,375
    11,262   Capital One Financial
              Corporation                                        334,707
     6,415   Countrywide Financial
              Corporation                                        331,335
    24,036   Household
              International, Inc.                                668,437
    64,854   MBNA Corporation                                  1,233,523
    14,416   PNC Financial Services
              Group                                              604,030
     7,794   SLM Corporation                                     809,485
                                                           -------------
                                                               6,339,892
                                                           -------------
     Finance -- Diversified (.4%)
     5,380   AMBAC Financial Group,
              Inc.                                               302,571
    11,293   Janus Capital Group,
              Inc                                                147,600
    14,624   John Hancock Financial
              Services, Inc.                                     408,010
     5,055   MGIC Investment
              Corporation                                        208,772
     7,646   Moody's Corporation                                 315,703
    14,671   Providian Financial
              Corporation(b)                                      95,215
                                                           -------------
                                                               1,477,871
                                                           -------------
     Insurance (5.0%)
    13,332   ACE, Ltd.(c)                                        391,161
     7,642   Aetna, Inc.                                         314,239
    26,201   Aflac, Inc.                                         789,174
    35,682   Allstate Corporation                              1,319,877
   132,413   American International
              Group                                            7,660,092
    15,723   AON Corporation                                     297,007
     8,683   Chubb Corporation                                   453,253
     7,075   Cigna Corporation                                   290,924
     8,197   Cincinnati Financial
              Corporation                                        307,797
    12,952   Hartford Financial
              Services Group, Inc.                               588,409
     7,276   Jefferson-Pilot
              Corporation                                        277,288
     8,967   Lincoln National
              Corporation                                        283,178
     9,413   Loews Corporation                                   418,502
    27,261   Marsh and McLennan
              Companies, Inc.                                  1,259,731

              See accompanying notes to investments in securities.

                                                               MARKET
SHARES                                                        VALUE(a)
------                                                     -------------
  FINANCIAL--CONTINUED
     7,366   MBIA, Inc.                                    $     323,073
    35,546   MetLife, Inc.                                       961,164
    11,054   Progressive
              Corporation                                        548,610
    28,737   Prudential Insurance
              Company of America                                 912,112
     7,041   Safeco Corporation                                  244,111
    17,075   The Principal
              Financial Group(b)                                 514,470
    11,495   The St.Paul Companies,
              Inc.                                               391,416
     6,012   Torchmark Corporation                               219,618
    50,946   Traveler's Property Casualty
              Corporation(b)                                     746,359
    12,258   Unumprovident
              Corporation                                        215,005
     7,551   Wellpoint Health
              Networks, Inc.(b)                                  537,329
     6,896   XL Capital, Ltd.(c)                                 532,716
                                                           -------------
                                                              20,796,615
                                                           -------------
     Investment Bankers/Brokers (4.1%)
     4,858   Bear Stearns &
              Company, Inc.                                      288,565
    68,203   Charles Schwab
              Corporation                                        740,003
   260,717   CitiGroup, Inc.(b)                                9,174,631
    13,193   Franklin Resources, Inc.                            449,617
    24,236   Goldman Sachs Group,
              Inc.                                             1,650,472
    12,088   Lehman Brothers
              Holdings, Inc.                                     644,170
    43,880   Merrill Lynch &
              Company, Inc.                                    1,665,246
    55,106   Morgan Stanley                                    2,199,832
     6,212   T. Rowe Price
              Associates, Inc.                                   169,463
                                                           -------------
                                                              16,981,999
                                                           -------------
     Real Estate Investment Trust (.3%)
    20,896   Equity Office Properties
              Trust                                              521,982
    13,748   Equity Residential                                  337,926
     9,524   Simon Property Group,
              Inc.                                               324,483
    10,125   Starwood Hotels &
              Resorts Worldwide,
              Inc.                                               240,368
                                                           -------------
                                                               1,424,759
                                                           -------------
     Savings and Loans (.6%)
    11,471   Charter One Financial,
              Inc.                                              $329,562
     7,790   Golden West Financial
              Corporation                                        559,400
    48,053   Washington Mutual,
              Inc.                                             1,659,270
                                                           -------------
                                                               2,548,232
                                                           -------------
   HEALTH CARE (14.8%)
     Biotechnology (.9%)
    65,332   Amgen, Inc.(b)                                    3,158,149
     7,567   Biogen, Inc.(b)                                     303,134
    10,891   Genzyme Surgical
              Products(b)                                        322,047
                                                           -------------
                                                               3,783,330
                                                           -------------
     Drugs (7.0%)
    98,324   Bristol-Myers Squibb
              Company                                          2,276,201
    22,462   Cardinal Health, Inc.                             1,329,526
     9,549   Chiron Corporation(b)                               359,042
    57,023   Eli Lilly & Company                               3,620,961
     9,187   Forest Laboratories,
              Inc.(b)                                            902,347
    12,220   King Pharmaceuticals,
              Inc.(b)                                            210,062
    12,741   Medimmune, Inc.(b)                                  346,173
   113,985   Merck & Company, Inc.                             6,452,691
   312,792   Pfizer, Inc.                                      9,562,051
    74,446   Schering-Plough
              Corporation                                      1,652,701
     5,425   Watson Pharmaceuticals,
              Inc.(b)                                            153,365
    67,290   Wyeth                                             2,516,646
                                                           -------------
                                                              29,381,766
                                                           -------------
     Finance -- Diversified (1.3%)
    50,507   Fannie Mae                                        3,249,115
    35,314   Freddie Mac                                       2,085,292
                                                           -------------
                                                               5,334,407
                                                           -------------
     Health Care -- Diversified (2.9%)
    79,315   Abbott Laboratories                               3,172,600
     6,570   Allergan, Inc.                                      378,563
    20,122   Healthsouth
              Corporation(b)                                      84,512
   150,787   Johnson & Johnson                                 8,098,770

              See accompanying notes to investments in securities.

                                                               MARKET
SHARES                                                        VALUE(a)
------                                                     -------------
  HEALTH CARE--CONTINUED
    24,755   Tenet Healthcare
              Corporation(b)                               $     405,982
                                                           -------------
                                                              12,140,427
                                                           -------------
     Hospital Management (.3%)
    12,100   Health Management
              Associates, Inc.(b)                                216,590
    26,050   The HCA - Healthcare
              Company                                          1,081,075
                                                           -------------
                                                               1,297,665
                                                           -------------
     Managed Care (.4%)
     8,192   Humana, Inc.(b)                                      81,920
     4,840   Manor Care, Inc.(b)                                  90,072
    14,777   McKesson HBOC, Inc.                                 399,422
    15,454   Unitedhealth Group,
              Inc.                                             1,290,409
                                                           -------------
                                                               1,861,823
                                                           -------------
     Medical Products/Supplies (1.9%)
     5,375   AmerisourceBergen
              Corporation                                        291,916
     2,738   Bausch & Lomb, Inc.                                  98,568
    30,115   Baxter International,
              Inc.                                               843,220
    13,031   Becton Dickinson and
              Company                                            399,921
    13,187   Biomet, Inc.                                        377,939
    20,702   Boston Scientific
              Corporation(b)                                     880,249
     2,603   CR Bard, Inc.                                       150,974
    15,517   Guidant Corporation(b)                              478,699
    61,933   Medtronic, Inc.                                   2,824,145
     6,235   Pall Corporation                                    104,000
     9,013   St. Jude Medical,
              Inc.(b)                                            357,996
    10,049   Stryker Corporation                                 674,489
     9,900   Zimmer Holdings,
              Inc.(b)                                            411,048
                                                           -------------
                                                               7,893,164
                                                           -------------
     Special Services (.1%)
     7,180   Anthem, Inc.(b)                                     451,622
                                                           -------------
   TECHNOLOGY (14.9%)
     Communications Equipment (.4%)
    40,433   ADC Telecommunications,
              Inc.(b)                                             84,505
     4,978   Andrew Corporation(b)                                51,174
    18,371   Avaya, Inc.(b)                                       45,009
    21,910   Ciena Corporation(b)                                112,617
     9,523   Comverse Technology,
              Inc.(b)                                      $      95,420
   174,243   Lucent Technologies,
              Inc.(b)                                            219,546
   116,797   Motorola, Inc.                                    1,010,294
     7,833   Scientific-Atlanta, Inc.                             92,899
    20,913   Tellabs, Inc.(b)                                    152,038
                                                           -------------
                                                               1,863,502
                                                           -------------
     Computer Hardware (3.5%)
    18,217   Apple Computer,
              Inc.(b)                                            261,050
    29,098   Computer Associates
              International, Inc.                                392,823
   131,460   Dell Computer
              Corporation(b)                                   3,515,240
    16,448   Gateway, Inc.(b)                                     51,647
   154,892   Hewlett-Packard
              Company                                          2,688,925
    85,789   International Business
              Machines Corporation                             6,648,648
     4,952   NCR Coporation(b)                                   117,560
     7,767   Nvidia Corporation(b)                                89,398
   158,099   Sun Microsystems,
              Inc.(b)                                            491,688
    11,703   Symbol Technologies,
              Inc.                                                96,199
    37,323   Xerox Corporation(b)                                300,450
                                                           -------------
                                                              14,653,628
                                                           -------------
     Computer Networking (1.3%)
   366,748   Cisco Systems, Inc.(b)                            4,804,399
    29,993   Yahoo!, Inc.(b)                                     490,386
                                                           -------------
                                                               5,294,785
                                                           -------------
     Computer Peripherals (.2%)
   111,661   EMC Corporation(b)                                  685,599
    17,106   Network Appliance,
              Inc.(b)                                            171,060
     4,745   Qlogic Corporation(b)                               163,750
                                                           -------------
                                                               1,020,409
                                                           -------------
     Computer Services & Software (5.4%)
    11,993   Adobe Systems, Inc.                                 298,746
   226,905   AOL Time Warner,
              Inc.(b)                                          2,972,456
     5,725   Autodesk, Inc.                                       81,868
    11,868   BMC Software, Inc.(b)                               203,061
     8,612   Citrix Systems, Inc.(b)                             106,100
     8,713   Computer Sciences
              Corporation(b)                                     300,163

              See accompanying notes to investments in securities.

                                                        MARKET
SHARES                                                  VALUE(a)
------                                              ---------------
   TECHNOLOGY--CONTINUED
    19,183   Compuware
              Corporation (b)                       $        92,078
     7,172   Electronic Arts, Inc. (b)                      356,950
    14,259   IMS Health, Inc.                               228,144
     4,287   Mercury Interactive
              Corporation (b)                               127,110
   271,386   Microsoft
              Corporation (b)                            14,030,656
    18,497   Novell, Inc. (b)                                61,780
   271,867   Oracle Systems (b)                           2,936,164
    13,258   Parametric Technology
              Corporation (b)                                33,410
    15,887   Peoplesoft, Inc. (b)                           290,732
     9,906   Rational Software

              Corporation (b)                               102,923
    24,596   Siebel Systems, Inc. (b)                       183,978
    16,470   Unisys Corporation (b)                         163,053
                                                    ---------------
                                                         22,569,372
                                                    ---------------
     Electrical Instruments (.3%)
    23,690   Agilent Technologies,
              Inc. (b)                                      425,472
    10,619   Applied Biosystems
              Group - Applera
              Corporation                                   186,257
    71,807   JDS Uniphase
              Corporation (b)                               177,363
     6,413   PerkinElmer, Inc.                               52,907
     4,386   Tektronix, Inc. (b)                             79,781
     6,557   Waters Corporation (b)                         142,811
                                                    ---------------
                                                          1,064,591
                                                    ---------------
     Electrical Semiconductor (2.5%)
    17,434   Advanced Micro
              Devices (b)                                   112,624
    19,417   Altera Corporation (b)                         239,606
    18,563   Analog Devices, Inc. (b)                       443,099
    83,652   Applied Materials,
              Inc. (b)                                    1,089,986
    15,335   Applied Micro Circuits
              Corporation (b)                                56,586
    14,002   Broadcom
              Corporation (b)                               210,870
   336,285   Intel Corporation                            5,235,957
    15,837   Linear Technology
              Corporation                                   407,328
    18,875   LSI Logic
              Corporation (b)                               108,909
    30,712   Micron Technology,
              Inc. (b)                                      299,135
     9,184   National Semiconductor
             Corporation (b)                        $       137,852
     7,546   Novellus Systems,
              Inc. (b)                                      211,892
     8,499   PMC-Sierra, Inc. (b)                            47,254
     4,056   Power-One, Inc. (b)                             22,998
    87,866   Texas Instruments, Inc.                      1,318,869
    17,111   Xilinx, Inc. (b)                               352,487
                                                    ---------------
                                                         10,295,452
                                                    ---------------
     Electronics-- Computer Distribution (.2%)
    16,261   Maxim Integrated
              Products (b)                                  537,263
    26,812   Sanmina
              Corporation (b)                               120,386
     2,861   Thomas and Betts
              Corporation (b)                                48,351
     4,662   WW Grainger, Inc.                              240,326
                                                    ---------------
                                                            946,326
                                                    ---------------
     Equipment Semiconductor (.2%)
    10,054   Jabil Circuit, Inc. (b)                        180,168
     9,578   KLA-Tencor
              Corporation (b)                               338,774
     9,293   Teradyne, Inc. (b)                             120,902
                                                    ---------------
                                                            639,844
                                                    ---------------
     Service-- Data Processing (.8%)
    24,181   Electronic Data Systems
              Corporation                                   445,656
     7,221   Equifax, Inc.                                  167,094
    38,179   First Data Corporation                       1,351,918
     9,713   Fiserv, Inc. (b)                               329,756
    10,417   Intuit, Inc. (b)                               488,766
    19,091   Paychex, Inc.                                  532,639
                                                    ---------------
                                                          3,315,829
                                                    ---------------
     Software (.1%)
    14,373   Sungard Data Systems,
              Inc. (b)                                      338,628
                                                    ---------------
   TRANSPORTATION (1.7%)
     Air Freight (1.0%)
    15,137   FedEx Corporation                              820,728
    56,678   United Parcel Service,
              Inc.                                        3,575,248
                                                    ---------------
                                                          4,395,976
                                                    ---------------

              See accompanying notes to investments in securities.

                                            MARKET
SHARES                                      VALUE(a)
------                                   --------------
TRANSPORTATION--CONTINUED
     Airlines (.2%)
     7,918   AMR Corporation (b)         $      52,259
     6,261   Delta Air Lines, Inc.              75,758
    39,321   Southwest Airlines
              Company                          546,562
                                         -------------
                                               674,579
                                         -------------
     Railroads (.5%)
    19,161   Burlington Northern
              Santa Fe Corporation             498,378
    10,813   CSX Corporation                   306,116
    19,727   Norfolk Southern
              Railway Company                  394,343
    12,857   Union Pacific
              Corporation                      769,749
                                         -------------
                                             1,968,586
                                         -------------
     Trucking (-- )
     3,090   Ryder System, Inc.                 69,340
                                         -------------
   UTILITIES (2.8%)
     Electric Companies (2.4%)
    27,603   AES Corporation (b)                83,361
     6,379   Allegheny Energy, Inc.             48,225
     7,797   Ameren Corporation                324,121
    17,199   American Electric Power
              Company, Inc.                    470,049
     8,362   Baltimore Gas &
              Electric                         232,631
    15,435   Centerpoint Energy, Inc.          131,198
     8,544   Cinergy Corporation               288,104
    10,844   Consolidated Edison
              Company of New York,
              Inc.                             464,340
     7,313   Consumer's Energy
              Company                           69,035
    15,595   Dominion Resources,
              Inc.                             856,166
     8,500   DTE Energy Company                394,400
    45,257   Duke Energy
              Corporation                      884,322
    16,538   Edison International (b)          195,975
    11,269   Entergy Corporation               513,754
    16,395   Exelon Corporation                865,164
    15,108   Firstenergy Corporation           498,111
     9,265   FPL Group, Inc.                   557,104
    12,374   Nisource, Inc.                    247,480
    20,542   Pacific Gas and Electric
              Company (b)                      285,534
     4,591   Pinnacle West Capital
              Corporation                      156,507
     8,348   PPL Corporation                 $ 289,509
    12,023   Progress Energy, Inc.             521,197
    11,290   Public Service
              Enterprise Group, Inc.           362,409
    36,216   Southern Company                1,028,172
     8,915   Teco Energy, Inc.                 137,915
    16,351   TXU Electric & Gas                305,437
                                         -------------
                                            10,210,220
                                         -------------
     Natural Gas (.3%)
    18,850   Dynegy, Inc.                       22,243
    30,403   El Paso Energy
              Corporation (b)                  211,605
     7,209   Keyspan Corporation               254,045
     6,178   Kinder Morgan Energy
              Partners                         261,144
     2,257   Nicor, Inc.                        76,806
     1,806   Peoples Energy
              Corporation                       69,802
    10,399   Sempra Energy                     245,936
    26,226   William's Companies,
              Inc.                              70,810
                                         -------------
                                             1,212,391
                                         -------------
     Power Products-- Industrial (.1%)
    19,187   Calpine Corporation (b)            62,550
    20,452   Mirant Corporation (b)             38,654
    20,238   Xcel Energy, Inc.                 222,618
                                         -------------
                                               323,822
                                         -------------
Total common stock
  (cost: $332,002,270)                     411,530,620
                                         -------------

              See accompanying notes to investments in securities.

                                                                                       MARKET
SHARES                                                                                VALUE(a)
------                                                                              -------------
SHORT-TERM SECURITIES (1.6%)
     6,768,077   Dreyfus Funds-- Cash Management Plus Fund, current rate 1.266%     $   6,768,077
        42,705   Wells Fargo & Company-- Cash Investment Fund,
                  current rate 1.326%                                                      42,705
                 Total short-term securities (cost: $6,810,782)                         6,810,782
                                                                                    -------------
                 Total investments in securities (cost: $338,813,052) (e)           $ 418,341,402
                                                                                    =============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 0.8% of net assets in foreign securities as of December 31, 2002.
(d) Partially pledged as initial margin deposits on open stock index futures purchase contracts (see note 6 to the financial statements).
(e) At December 31, 2002 the cost of securities for federal income tax purposes was $344,262,587. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                  $ 149,470,396
     Gross unrealized depreciation                                                    (75,391,581)
                                                                                    -------------
     Net unrealized appreciation                                                    $  74,078,815
                                                                                    =============

             See accompanying notes to investments in securities.

Capital Appreciation Portfolio
Investments in Securities
DECEMBER 31, 2002

(Percentages of each investment category relate to total net assets.)

                                            MARKET
SHARES                                      VALUE(a)
------                                   -------------
COMMON STOCK (98.0%)
   CAPITAL GOODS (6.1%)
     Aerospace/Defense (1.8%)
    45,200   United Technologies
              Corporation                $   2,799,688
                                         -------------
     Electrical Equipment (2.6%)
   164,200   General Electric
              Company                        3,998,270
                                         -------------
     Manufacturing (1.7%)
   157,400   Tyco International,
              Ltd.(c)                        2,688,392
                                         -------------
   CONSUMER CYCLICAL (11.7%)
     Auto (3.0%)
    71,100   Danaher Corporation             4,671,270
                                         -------------
     Publishing (1.4%)
    30,300   Gannett Company, Inc.           2,175,540
                                         -------------
     Retail (5.6%)
   114,797   Home Depot, Inc.                2,750,536
    88,200   Target Corporation              2,646,000
    63,700   Wal-Mart Stores, Inc.           3,217,487
                                         -------------
                                             8,614,023
                                         -------------
     Service (1.7%)
    40,500   Omnicom Group                   2,616,300
                                         -------------
   CONSUMER STAPLES (19.2%)
     Beverage (5.3%)
    74,600   Anheuser-Busch
              Companies, Inc.                3,610,640
    58,300   Pepsi Bottling Group,
              Inc.                           1,498,310
    70,900   Pepsico, Inc.                   2,993,398
                                         -------------
                                             8,102,348
                                         -------------
     Broadcasting (6.1%)
    98,200   Clear Channel
              Communications, Inc. (b)       3,661,878
    95,400   Comcast Corporation (b)         2,155,086
    97,500   Fox Entertainment
              Group, Inc. (b)                2,528,175
   113,880   Liberty Media
              Corporation (b)                1,018,087
                                         -------------
                                             9,363,226
                                         -------------
     Entertainment (4.8%)
    52,100   Carnival Corporation            1,299,895
   148,017   Viacom, Inc. (b)                6,033,173
                                         -------------
                                             7,333,068
                                         -------------
     Household Products (.7%)
    34,200   Gillette Company            $   1,038,312
                                         -------------
     Personal Care (1.3%)
    78,900   The Estee Lauder
              Company, Inc.                  2,082,960
                                         -------------
     Restaurants (1.0%)
    58,000   Wendys International,
              Inc.                           1,570,060
                                         -------------
   ENERGY (1.1%)
     Oil & Gas (1.1%)
    31,900   Transocean Offshore,
              Inc. (c)                         740,080
    22,800   Weatherford International,
              Ltd. (b) (c)                     910,404
                                         -------------
                                             1,650,484
                                         -------------
   FINANCIAL (14.0%)
     Banks (3.6%)
    24,600   Bank of America
              Corporation                    1,711,422
    81,100   Wells Fargo &
              Company                        3,801,157
                                         -------------
                                             5,512,579
                                         -------------
     Consumer Finance (2.2%)
    32,700   SLM Corporation                 3,396,222
                                         -------------
     Finance-- Diversified (1.1%)
    28,100   Freddie Mac                     1,659,305
                                         -------------
     Insurance (6.0%)
   101,500   American International
              Group                          5,871,775
     1,380   Berkshire Hathaway,
              Inc. (b)                       3,343,740
                                         -------------
                                             9,215,515
                                         -------------
     Savings and Loans (1.1%)
    59,125   Charter One Financial,
              Inc.                           1,698,662
                                         -------------
   HEALTH CARE (22.3%)
     Biotechnology (2.6%)
    66,700   Genentech, Inc. (b)             2,211,772
    50,800   Gilead Sciences, Inc. (b)       1,727,200
                                         -------------
                                             3,938,972
                                         -------------

              See accompanying notes to investments in securities.

                                            MARKET
SHARES                                     VALUE(a)
------                                   -------------
HEALTH CARE--CONTINUED
      Drugs (8.2%)
    14,500   Forest Laboratories,
              Inc. (b)                   $   1,424,190
    50,400   Medimmune, Inc. (b)             1,369,368
   222,275   Pfizer, Inc.                    6,794,947
    78,700   Wyeth                           2,943,380
                                         -------------
                                            12,531,885
                                         -------------
     Health Care-- Diversified (3.1%)
    87,696   Johnson & Johnson               4,710,152
                                         -------------
     Hospital Management (1.4%)
    51,500   The HCA - Healthcare
              Company                        2,137,250
                                         -------------
     Medical Products/Supplies (5.5%)
   125,400   Biomet, Inc.                    3,593,964
   108,300   Medtronic, Inc.                 4,938,480
                                         -------------
                                             8,532,444
                                         -------------
     Special Services (1.5%)
    36,900   Anthem, Inc. (b)                2,321,010
                                         -------------
   TECHNOLOGY (20.7%)
     Communications Equipment (1.7%)
    98,100   Harris Corporation              2,580,030
                                         -------------
     Computer Hardware (1.7%)
    96,300   Dell Computer
              Corporation (b)                2,575,062
                                         -------------
     Computer Networking (1.6%)
   188,300   Cisco Systems, Inc. (b)     $   2,466,730
                                         -------------
     Computer Services & Software (7.2%)
   194,250   AOL Time Warner, Inc. (b)       2,544,675
   153,600   Microsoft Corporation (b)       7,941,120
    26,000   SAP AG (c)                        507,000
                                         -------------
                                            10,992,795
                                         -------------
     Electrical Semiconductor (6.4%)
    99,800   Analog Devices, Inc. (b)        2,382,226
   260,400   Intel Corporation               4,054,428
    52,800   Novellus Systems, Inc. (b)      1,482,624
   127,200   Texas Instruments, Inc.         1,909,272
                                         -------------
                                             9,828,550
                                         -------------
     Equipment Semiconductor (.7%)
    83,200   Teradyne, Inc. (b)              1,082,432
                                         -------------
     Service-- Data Processing (1.4%)
    45,200   Intuit, Inc. (b)                2,120,784
                                         -------------
   TRANSPORTATION (2.9%)
     Air Freight (2.9%)
    70,100   United Parcel Service,
               Inc.                          4,421,908
                                         -------------
Total common stock
  (cost: $179,818,809)                     150,426,228
                                         -------------

SHARES

SHORT-TERM SECURITIES (1.9%)

     2,987,763   Wells Fargo & Company-- Cash Investment Fund,
                  current rate 1.326%                                                2,987,763
                                                                                 -------------
                 Total short-term securities (cost: $2,987,763)                      2,987,763
                                                                                 -------------
                 Total investments in securities (cost: $182,806,572) (d)        $ 153,413,991
                                                                                 =============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 3.2% of net assets in foreign securities as of December 31, 2002.
(d) At December 31, 2002 the cost of securities for federal income tax purposes was $186,647,845. The aggregate unrealized appreciation and depreciation of

     Gross unrealized appreciation                                               $   9,542,215
     Gross unrealized depreciation                                                 (42,776,069)
                                                                                 -------------
     Net unrealized depreciation                                                 $ (33,233,854)
                                                                                 =============

              See accompanying notes to investments in securities.

International Stock Portfolio
Investments in Securities
DECEMBER 31, 2002

(Percentages of each investment category relate to total net assets.)

                                                  MARKET
SHARES                                           VALUE(a)
------                                        -------------
COMMON STOCK (95.1%)
   AUSTRALIA (1.1%)
     Mining  (1.1%)
   924,000   Iluka Resources, Ltd.            $   2,393,400
                                              -------------
   BERMUDA (1.3%)
     Insurance (1.3%)
    37,200   XL Capital, Ltd.                     2,873,700
                                              -------------
   CANADA (4.5%)
     Chemicals (1.1%)
   228,239   Husky Energy                         2,379,476
     Electrical Equipment (2.6%)
 2,008,000   Nortel Networks
              Corporation                         3,232,880
   138,000   BCE Incorporated                     2,489,556
     Shipping (.8%)
   118,020   Transcanada Pipelines,
              Ltd.                                1,712,254
                                              -------------
                                                  9,814,166
                                              -------------
   CHINA (1.4%)
     Oil & Gas (1.4%)
15,405,860   Petrochina                           3,062,049
                                              -------------
   DENMARK (2.1%)
     Machinery (1.0%)
   222,700   Vestas Wind Systems                  2,218,065
                                              -------------
     Telecommunication (1.1%)
    98,000   Tele Danmark 'B'                     2,381,329
                                              -------------
                                                  4,599,394
                                              -------------
   FINLAND (4.2%)
     Insurance (1.7%)
   512,800   Sampo Insurance                      3,901,459
                                              -------------
     Paper and Forest (2.5%)
   211,680   Metso Corporation                    2,288,011
    71,073   Stora Enso                             738,194
   247,300   Stora Enso-Oyj                       2,608,142
                                              -------------
                                                  9,535,806
                                              -------------
   FRANCE (8.5%)
     Chemicals (1.6%)
    66,025   Aventis                              3,589,048
     Electrical Equipment (.8%)
   392,000   Alcatel A                            1,719,505
     Investment Bankers/Brokers (1.6%)
   261,980   Axa-Uap                              3,516,250
     Machinery (.4%)
   191,312   Alstom                                 953,623
     Manufacturing (.7%)
    46,590   Michelin                         $   1,606,576
      Mining (1.7%)
   109,780   Pechiney                             3,852,393
     Oil & Gas (1.7%)
    26,117   Total Fina Elf                       3,730,117
                                              -------------
                                                 18,967,512
                                              -------------
   GERMANY (7.8%)
     Banks (1.6%)
    75,166   Deutsche Bank                        3,462,797
     Chemicals (1.3%)
   138,000   Bayer                                2,961,512
     Electric Companies (1.0%)
    52,900   E.On Ag                              2,134,485
   246,000   Deutsche Post                        2,581,524
     Manufacturing (1.3%)
    32,790   Adidas-Salomon                       2,831,929
     Real Estate (.4%)
   306,000   WCM Beteiligungs                       802,791
     Technology (1.0%)
    28,900   SAP                                  2,290,345
                                              -------------
                                                 17,065,383
                                              -------------
   HONG KONG (4.6%)
     Chemicals ( -- )
    16,920   CK Life Sciences
              International                           3,038
     Diversified Operations (.5%)
 1,787,300   Swire Pacific 'B'                    1,140,210
     Electric Companies (.8%)
   465,000   CLP Holdings Limited                 1,872,307
     Investment Bankers/Brokers ( -- )
   113,000   Peregrine                                    0
     Real Estate (2.2%)
   423,000   Cheung Kong                          2,752,776
   351,100   Hutchison Whampoa                    2,197,076
     Telecommunication (1.1%)
   201,000   China Mobile ADR (b)                 2,428,080
                                              -------------
                                                 10,393,487
                                              -------------
   INDIA (.7%)
   123,000   Satyam Computer ADR                  1,580,550
                                              -------------
   ISRAEL (1.7%)
     Technology (1.7%)
   287,000   Check Point Software                 3,722,390
                                              -------------

              See accompanying notes to investments in securities.

                                                  MARKET
SHARES                                           VALUE(a)
------                                        -------------
ITALY (1.5%)
     Banks (.8%)
   285,000   San Paolo-Imi                    $   1,854,290
      Oil & Gas (.7%)
    94,000   Eni Spa                              1,494,450
                                              -------------
                                                  3,348,740
                                              -------------
   JAPAN (8.5%)
     Drugs (1.4%)
   105,000   Ono Pharmaceutical                   3,176,456
     Electrical Equipment (2.4%)
   588,000   Hitachi                              2,254,487
    75,600   Sony                                 3,159,821
     Investment Bankers/Brokers (.7%)
   146,200   Nomura Securities                    1,643,472
     Machinery (1.0%)
   659,000   Komatsu                              2,149,094
     Telecommunication (2.1%)
     1,291   Nippon Telephone &
              Telegraph                           4,688,809
     Water Utilities (.9%)
   201,000   Kurita Water Industries              2,024,058
                                              -------------
                                                 19,096,197
                                              -------------
   MEXICO (2.1%)
     Mining (.9%)
   790,620   Grupo Carso S.A. (b)                 1,934,238
     Telecommunication (1.2%)
    86,220   Telefonos De Mexico
              ADR                                 2,757,316
                                              -------------
                                                  4,691,554
                                              -------------
   NETHERLANDS (6.5%)
     Chemicals (1.6%)
   110,380   Akzo Nobel                           3,501,625
     Electrical Equipment (1.6%)
   199,110   Philips Electronics                  3,489,399
     Insurance (1.9%)
   251,394   ING Group                            4,257,940
     Investment Bankers/Brokers (1.4%)
    73,350   Rodamco Europe                       3,098,183
                                              -------------
                                                 14,347,147
                                              -------------
   NEW ZEALAND (.9%)
     Telecommunication (.9%)
   882,800   Telecom Corporation of
              New Zealand                         2,091,921
                                              -------------
   SOUTH KOREA (5.1%)
     Electric Companies (1.3%)
   330,700   Korea Electric Power                 2,810,950
     Electrical Equipment (1.7%)
    29,000   Samsung GDR                      $   3,864,250
     Technology (2.1%)
   216,960   Korea Telecom ADR                    4,675,488
                                              -------------
                                                 11,350,688
                                              -------------
   SPAIN (3.3%)
     Electric Companies (1.2%)
   196,000   Iberdrola SA                         2,745,860
     Oil & Gas (1.2%)
   202,000   Repsol                               2,670,933
     Telecommunication (.9%)
    71,956   Telefonica SA (b)                    1,911,871
                                              -------------
                                                  7,328,664
                                              -------------
   SWEDEN (6.1%)
     Banks (3.0%)
   305,700   Foreningssparbaken                   3,613,682
   698,900   Nordic                               3,131,728
     Machinery (.8%)
    93,000   Atlas Copco                          1,814,468
     Trucks and Parts (2.3%)
   109,900   Autoliv, Inc.                        2,300,207
   178,500   Volvo Free 'B'                       2,909,001
                                              -------------
                                                 13,769,086
                                              -------------
   SWITZERLAND (4.0%)
     Banks (1.3%)
    58,000   UBS AG (b)                           2,818,833
     Food (1.6%)
    16,700   Nestle SA                            3,538,801
     Insurance (1.1%)
    37,180   Swiss Reinsurance                    2,438,870
                                              -------------
                                                  8,796,504
                                              -------------
   UNITED KINGDOM (18.8%)
     Auto (1.0%)
 1,244,600   Rolls-Royce                          2,143,939
     Chemicals (3.4%)
   733,000   Imperial Chemical                    2,714,130
   301,480   Nycomed Amersham                     2,676,321
   339,000   Shire Pharmaceuticals (b)            2,169,380
     Electrical Equipment (2.6%)
 1,148,600   BAE Systems PLC                      2,292,923
 1,567,000   Chubb PLC                            2,213,681
 3,180,400   Kidde PLC                            3,622,489
   341,000   WPP Group                            2,604,891
     Food (.9%)
   461,300   J Sainsbury PLC                      2,070,128


              See accompanying notes to investments in securities.

                                                  MARKET
SHARES                                           VALUE(a)
------                                        -------------
UNITED KINGDOM--CONTINUED
     Investment Bankers/Brokers (.8%)
   218,000   Abbey National                   $   1,817,963
     Manufacturing (.8%)
   166,000   Smiths Industries                    1,858,678
     Mining (1.6%)
   654,584   BHP Billiton PLC                     3,496,031
     Oil & Gas (2.9%)
   332,000   Lloyds TSB Group                     2,383,811
   632,900   Shell Transportation &
              Trading Company PLC                 4,167,324
     Publishing (1.1%)
   539,411   United Business Media
              PLC                                 2,518,354
     Retail (.9%)
   375,329   Marks & Spencer
              Group                               1,903,363
     Telecommunication (.7%)
 2,263,800   Cable & Wireless PLC             $   1,630,910
                                              -------------
                                                 42,284,316
                                              -------------
   UNITED STATES (.4%)
     Service (.4%)
    51,000   Accenture, Ltd. (b)                    917,490
                                              -------------
Total common stock
  (cost: $258,114,988)                          212,030,144
                                              -------------
PREFERRED STOCK (1.0%)
   GERMANY (1.0%)
     Trucks and Parts (1.0%)
    88,735   Volkswagen                           2,327,963
                                              -------------
Total preferred stock
  (cost: $2,322,877)                              2,327,963
                                              -------------

SHARES/PAR                                                                      RATE    MATURITY
----------                                                                      ----    --------
SHORT-TERM SECURITIES (3.9%)
   UNITED STATES (3.9%)
     5,098,302   Bankers Trust Institutional Liquid Assets,
                  current rate 1.360%                                                                    5,098,302
$    3,500,000   United States Treasury Bill                                   1.131%    3/13/03         3,492,104
                                                                                                     -------------
                 Total short-term securities (cost: $8,590,233)                                          8,590,406
                                                                                                     -------------
                 Total investments in securities (cost: $269,028,098) (c)                            $ 222,948,513
                                                                                                     =============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At December 31, 2002 the cost of securities for federal income tax purposes was $268,352,251. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                   $  18,255,395
     Gross unrealized depreciation                                                                     (63,659,133)
                                                                                                     -------------
     Net unrealized depreciation                                                                     $ (45,403,738)
                                                                                                     =============

              See accompanying notes to investments in securities.

                                                  Small Company Growth Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2002

           (Percentages of each investment category relate to total net assets.)

                                                  MARKET
SHARES                                           VALUE(a)
------                                        -------------
COMMON STOCK (92.0%)
   BASIC MATERIALS (5.3%)
     Chemicals (3.3%)
    61,600   Airgas, Inc. (b)                 $   1,062,600
    21,300   Albemarle Corporation                  605,985
    42,600   Cambrex Corporation                  1,286,946
    24,300   Minerals Technologies, Inc.          1,048,545
                                              -------------
                                                  4,004,076
                                              -------------
     Paper and Forest (2.0%)
    97,700   Constar International,
              Inc. (b)                            1,147,975
    65,600   Delta & Pine Land
              Company                             1,338,896
                                              -------------
                                                  2,486,871
                                              -------------
   CAPITAL GOODS (3.4%)
     Containers-Metal/Glass (1.2%)
   191,300   Crown Cork & Seal
              Company, Inc. (b)                   1,520,835
                                              -------------
     Engineering/Construction (.8%)
    64,550   Granite Construction,
              Inc.                                1,000,525
                                              -------------
     Office Equipment (.6%)
    78,300   Moore Corporation,
              Ltd. (b)(c)                           712,530
                                              -------------
     Trucks and Parts (.8%)
    15,900   Oshkosh Truck
              Corporation (b)                       977,850
                                              -------------
   COMMUNICATION SERVICES (1.0%)
     Telecommunication  (1.0%)
   131,200   Polycom, Inc. (b)                    1,249,024
                                              -------------
   CONSUMER CYCLICAL (14.0%)
     Auto (1.2%)
    29,600   Borg-Warner Automotive,
              Inc.                                1,492,432
                                              -------------
     Distribution Durables (1.0%)
    67,900   MSC Industrial Direct
              Company, Inc. (b)                   1,205,225
                                              -------------
     Publishing (1.1%)
    39,200   Scholastic Corporation (b)           1,409,240
                                              -------------
     Retail (4.7%)
    51,900   Cost Plus, Inc. (b)                  1,487,973
    68,900   Gymboree Corporation (b)             1,092,754
    65,400   Hot Topic, Inc. (b)                  1,496,352
   113,045   Valuevision Media,
              Inc. (b)                        $   1,693,414
                                              -------------
                                                  5,770,493
                                              -------------
     Service (4.2%)
   173,200   Doubleclick, Inc. (b)                  980,312
    73,412   Getty Images, Inc. (b)               2,242,737
    43,000   Kroll, Inc. (b)                        820,440
    69,700   Penn National Gaming,
              Inc. (b)                            1,105,442
                                              -------------
                                                  5,148,931
                                              -------------
     Textiles (1.8%)
    66,600   Linens n Things, Inc. (b)            1,505,160
   108,900   Tommy Hilfiger
              Corporation (b)(c)                    756,855
                                              -------------
                                                  2,262,015
                                              -------------
   CONSUMER STAPLES (10.7%)
     Broadcasting  (5.3%)
   106,700   Cumulus Media, Inc. (b)              1,586,629
    89,900   Emmis
              Communications (b)                  1,872,617
    36,800   Entercom
              Communications
              Corporation (b)                     1,726,656
   102,600   Insight Communications
              Company, Inc. (b)                   1,270,188
                                              -------------
                                                  6,456,090
                                              -------------
     Food (1.6%)
    56,900   Performance Food Group
              Company (b)                         1,932,267
                                              -------------
     Food & Health (.8%)
    62,900   Hain Celestial Group,
              Inc. (b)                              956,080
                                              -------------
     Retail (1.3%)
   130,800   CKE Restaurants, Inc. (b)562,440
    57,700   Duane Reade, Inc. (b)                  980,900
                                              -------------
                                                  1,543,340
                                              -------------
     Service (1.7%)
    56,300   Education Management
              Corporation (b)                     2,116,880
                                              -------------
   ENERGY (7.3%)
     Oil (.9%)
   243,000   Newpark Resources,
              Inc. (b)                            1,057,050
                                              -------------

              See accompanying notes to investments in securities.

                                                  MARKET
SHARES                                           VALUE(a)
------                                        -------------
    ENERGY--CONTINUED
     Oil & Gas (6.4%)
    60,600   FMC Technologies,
              Inc. (b)                        $   1,238,058
    33,500   Newfield Exploration
              Company (b)                         1,207,675
    32,700   Pogo Producing Company1,218,075
    73,100   Remington Oil & Gas
              Corporation (b)                     1,199,571
    52,200   Spinnaker Exploration
              Company (b)                         1,151,010
    57,196   Stone Energy
              Corporation (b)                     1,908,059
                                              -------------
                                                  7,922,448
                                              -------------
   FINANCIAL (7.9%)
     Banks (1.1%)
    35,200   Westamerica
              BanCorporation                      1,414,336
                                              -------------
     Finance-- Diversified (1.0%)
    41,000   Raymond James Financial,
              Inc.                                1,212,780
                                              -------------
     Insurance  (3.8%)
    73,000   HCC Insurance Holdings,
              Inc.                                1,795,800
    56,300   Mid Atlantic Medical
              Services, Inc. (b)                  1,824,120
    92,400   USI Holdings
              Corporation (b)                     1,085,700
                                              -------------
                                                  4,705,620
                                              -------------
     Investment Bankers/Brokers (1.1%)
    26,200   Affiliated Managers
              Group (b)                           1,317,860
                                              -------------
     Savings and Loans (.9%)
    61,800   IndyMac Bancorp, Inc. (b)            1,142,682
                                              -------------
   HEALTH CARE (22.4%)
     Biotechnology (2.9%)
   108,300   Affymetrix, Inc. (b)                 2,478,987
    65,849   Lynx Therapeutics, Inc. (b)             26,998
    31,100   Scios, Inc. (b)                      1,013,238
                                              -------------
                                                  3,519,223
                                              -------------
     Drugs  (5.2%)
    50,900   Cubist Pharmaceuticals,
              Inc. (b)                              418,907
    65,900   K-V Pharmaceutical
              Company (b)                         1,528,880
    53,235   Medicis Pharmaceutical
              Corporation (b)                     2,644,182
    27,600   OSI Pharmaceuticals,
              Inc. (b)                        $     452,640
   135,800   Sepracor, Inc. (b)                   1,313,186
                                              -------------
                                                  6,357,795
                                              -------------
     Hospital Management (4.1%)
   125,500   Community Health
              Systems (b)                         2,584,045
    80,300   Lifepoint Hospitals,
              Inc. (b)                            2,403,459
                                              -------------
                                                  4,987,504
                                              -------------
     Managed Care (3.2%)
    66,088   Advance Paradigm,
              Inc. (b)                            1,467,815
    83,700   Coventry Health Care,
              Inc. (b)                            2,429,811
                                              -------------
                                                  3,897,626
                                              -------------
     Medical Products/Supplies (1.3%)
    66,600   Alliance Imaging, Inc. (b)             352,980
    50,600   SonoSite, Inc. (b)                     661,342
    68,800   Therasense, Inc. (b)                   574,480
                                              -------------
                                                  1,588,802
                                              -------------
     Special Services (5.7%)
    67,900   Apria Healthcare Group,
              Inc. (b)                            1,510,096
    39,662   DaVita, Inc. (b)                       978,462
    36,900   Fisher Scientific
              International, Inc. (b)             1,109,952
    39,800   Henry Schein, Inc. (b)               1,791,000
    50,800   Renal Care Group, Inc. (b)           1,607,312
                                              -------------
                                                  6,996,822
                                              -------------
   TECHNOLOGY (17.9%)
     Communications Equipment (1.8%)
   106,400   InterDigital
              Communications
              Corporation (b)                     1,549,184
   362,600   Openwave Systems,
              Inc. (b)                              725,200
                                              -------------
                                                  2,274,384
                                              -------------
     Computer Networking (2.7%)
   159,300   Adaptec, Inc. (b)                      900,045
   173,300   Legato Systems, Inc. (b)               871,699
   164,900   Radiant Systems, Inc. (b)            1,587,987
                                              -------------
                                                  3,359,731
                                              -------------

              See accompanying notes to investments in securities.

                                              MARKET
SHARES                                       VALUE(a)
------                                     -----------
   TECHNOLOGY-CONTINUED
     Computer Services & Software (7.8%)
   136,100   Agile Software
              Corporation (b)              $ 1,053,414
    57,200   Avid Technology, Inc. (b)       1,312,740
    38,500   Business Objects SA (b)(c)        577,500
    69,500   CACI International, Inc. (b)    2,476,980
   100,000   Caminus Corporation (b)           234,000
   328,900   Chordiant Software,
              Inc. (b)                         473,616
   163,700   Informatica
              Corporation (b)                  942,912
   258,632   Manugistics Group,
              Inc. (b)                         620,717
   148,500   MatrixOne, Inc. (b)               638,550
    81,400   NetIQ Corporation (b)           1,005,290
    40,919   QRS Corporation (b)               270,065
                                           -----------
                                             9,605,784
                                           -----------
     Electrical Instruments (-- )
   214,897   APW, Ltd. (b)                       4,298
                                           -----------
     Electrical Semiconductor (2.4%)
         1   Anadigics, Inc. (b)                     1
    55,000   Integrated Circuit
              Systems (b)                    1,003,750
    76,600   Semtech Corporation (b)           836,472
    46,600   Varian Semiconductor
             Equipment (b)                 $ 1,107,263
                                           -----------
                                             2,947,486
                                           -----------
     Equipment Semiconductor (1.8%)
    72,368   Brooks-PRI Automation,
              Inc. (b)                         829,337
    42,216   Cymer, Inc. (b)                 1,361,466
                                           -----------
                                             2,190,803
                                           -----------
     Service-- Data Processing (1.4%)
   113,164   Documentum, Inc. (b)            1,772,148
                                           -----------
   TRANSPORTATION (2.1%)
     Trucking  (2.1%)
    45,700   JB Hunt Transport
              Services, Inc. (b)             1,339,010
    61,900   Swift Transportation
              Company, Inc. (b)              1,239,114
                                           -----------
                                             2,578,124
                                           -----------
  Total common stock
   (cost: $153,278,196)                    113,098,010
                                           -----------

SHARES
------
SHORT-TERM SECURITIES (8.0%)
     6,427,290   Wells Fargo & Company-- Cash Investment Fund,
                 current rate 1.326%                                                                     6,427,290
     3,395,545   Wells Fargo & Company-- Treasury Plus Fund,
                 current rate 1.261%                                                                     3,395,545
                                                                                                   ---------------
                 Total short-term securities (cost: $9,822,835)                                          9,822,835
                                                                                                   ---------------
                 Total investments in securities (cost: $163,101,031) (d)                          $   122,920,845
                                                                                                   ===============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 1.7% of net assets in foreign securities as of December 31, 2002.
(d) At December 31, 2002, the cost of securities for federal income tax purposes was $163,847,202. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                 $    11,838,237
     Gross unrealized depreciation                                                                     (52,764,594)
                                                                                                   ---------------
     Net unrealized depreciation                                                                   $   (40,926,357)
                                                                                                   ===============

              See accompanying notes to investments in securities.

Maturing Government Bond 2006 Portfolio
Investments in Securities
DECEMBER 31, 2002

(Percentages of each investment category relate to total net assets.)

                                                                                                         MARKET
PRINCIPAL                                                                     RATE      MATURITY        VALUE(a)
---------                                                                    -------    --------     -------------
LONG-TERM DEBT SECURITIES (98.6%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (98.6%)
     $ 200,000   Financial Corporation Strip (b)                               2.980%   05/11/06     $     181,826
       686,000   Financial Corporation Strip (b)                               5.118%   11/11/06           612,557
     1,000,000   Financial Corporation Strip (b)                               5.369%   08/03/07           861,704
       921,000   Financial Corporation Strip (b)                               7.665%   09/07/07           792,023
       910,000   FNMA Strip (b)                                                7.006%   08/01/05           858,494
       450,000   FNMA Strip (b)                                                3.660%   08/15/06           409,076
       650,000   FNMA Strip (b)                                                5.230%   01/15/07           578,913
       613,000   FNMA Strip (b)                                                5.745%   04/08/07           537,320
       100,000   Israel Government Trust Certificate (b)                       3.010%   11/15/06            89,416
     1,000,000   Israel State Aid Strip (b)                                    6.578%   11/15/06           897,581
     1,000,000   Resolution Funding Corporation Strip (b)                      7.461%   07/15/07           877,587
     2,690,000   U.S. Treasury Principal Strip (b)                             6.010%   11/15/06         2,451,693
     1,500,000   U.S. Treasury Principal Strip (b)                             5.694%   02/15/07         1,350,127
                                                                                                     -------------
                 Total U.S. government and agencies obligations
                  (cost: $9,252,681)                                                                    10,498,317
                                                                                                     -------------
                 Total long-term debt securities (cost: $9,252,681)                                     10,498,317
                                                                                                     -------------

SHARES
------
SHORT-TERM SECURITIES (1.3%)
       140,548   Dreyfus Funds-- Cash Management Plus Fund,
                  current rate 1.266%                                                                      140,548
                                                                                                     -------------
                 Total short-term securities (cost: $140,548)                                              140,548
                                                                                                     -------------
                 Total investments in securities (cost: $9,393,229) (c)                              $  10,638,865
                                                                                                     =============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 2002 the cost of securities for federal income tax purposes was $9,427,841. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation                                                                    $   1,211,024
    Gross unrealized depreciation                                                                               --
                                                                                                     -------------
     Net unrealized appreciation                                                                     $   1,211,024
                                                                                                     =============

                 See accompanying notes to financial statements.

                                         Maturing Government Bond 2010 Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2002

           (Percentages of each investment category relate to total net assets.)

                                                                                                         MARKET
PRINCIPAL                                                                    COUPON     MATURITY        VALUE(a)
---------                                                                    -------    --------     -------------
LONG-TERM DEBT SECURITIES (98.6%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (98.6%)
     $ 412,000   Financial Corporation Strip (b)                               5.490%    11/2/10     $     292,492
     1,000,000   Financial Corporation Strip (b)                               5.742%     4/5/11           684,974
       719,000   FNMA Strip (b)                                                6.000%   11/29/09           547,147
     1,350,000   FNMA Strip (b)                                                5.240%    9/23/10           971,903
       717,000   FNMA Strip (b)                                                4.906%    5/15/11           495,285
       132,000   Israel Government Trust Certificate (b)                       7.650%    5/15/10            96,602
       350,000   Israel Government Trust Certificate (b)                       6.590%    5/15/10           256,141
       515,000   Israel State Aid Strip (b)                                    8.264%    3/15/10           383,548
     1,100,000   Israel State Aid Strip (b)                                    6.850%    8/15/11           753,908
     1,032,000   Resolution Funding Corporation Strip (b)                      5.393%    4/15/11           731,241
       475,000   Tennessee Valley Authority (b)                                4.340%    4/15/10           349,438
       524,000   Turkey Government Trust Certificate (b)                       6.687%   11/15/10           375,157
     2,050,000   U.S. Treasury Principal Strip (b)                             5.358%    5/15/10         1,555,458
     1,900,000   U.S. Treasury Principal Strip (b)                             4.856%    2/15/11         1,380,658
       505,000   U.S. Treasury Principal Strip (b)                             6.330%    8/15/11           358,002
                                                                                                     -------------
                 Total U.S. government and agencies obligations
                  (cost: $8,232,360)                                                                     9,231,954
                                                                                                     -------------
                 Total long-term debt securities (cost: $8,232,360)                                      9,231,954
                                                                                                     -------------
SHARES
------
SHORT-TERM SECURITIES (.9%)
        75,737   Dreyfus Funds-- Cash Management Plus Fund,
                  current rate 1.266%                                                                       75,737
         5,025   Federated Money Market Obligations Trust -- Prime
                  Obligation Fund, current rate 1.370%                                                       5,025
                                                                                                     -------------
                 Total short-term securities (cost: $80,762)                                                80,762
                                                                                                     -------------
                 Total investments in securities (cost: $8,313,122) (c)                              $   9,312,716
                                                                                                     =============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 2002 the cost of securities for federal income tax purposes was $8,341,922. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                   $     974,327
     Gross unrealized depreciation                                                                          (3,533)
                                                                                                     -------------
     Net unrealized appreciation                                                                     $     970,794
                                                                                                     =============

                 See accompanying notes to financial statements.

Value Stock Portfolio
Investments in Securities
DECEMBER 31, 2002

(Percentages of each investment category relate to total net assets.)

                                              MARKET
SHARES                                       VALUE(a)
------                                     -----------
COMMON STOCK (98.8%)
   BASIC MATERIALS (4.9%)
     Chemicals (4.4%)
    28,400   Air Products and
              Chemicals, Inc.              $ 1,214,100
    44,900   Dow Chemical
              Company                        1,333,530
    58,100   EI Dupont De
              Nemours & Company              2,463,440
                                           -----------
                                             5,011,070
                                           -----------
     Paper and Forest (.5%)
    14,600   Bowater, Inc.                     612,470
                                           -----------
   CAPITAL GOODS (4.2%)
     Aerospace/Defense (.7%)
    11,900   United Technologies
              Corporation                      737,086
                                           -----------
     Engineering/Construction (.4%)
     9,200   Caterpillar, Inc.                 420,624
                                           -----------
     Manufacturing  (3.1%)
    18,100   3M Company                      2,231,730
    71,300   Tyco International,
              Ltd. (c)                       1,217,804
                                           -----------
                                             3,449,534
                                           -----------
   COMMUNICATION SERVICES (7.1%)
     Telephone (7.1%)
     8,720   AT&T Corporation                  227,679
    64,250   Bellsouth Corporation           1,662,147
   105,210   SBC Communications,
              Inc.                           2,852,243
    84,605   Verizon
              Communications                 3,278,444
                                           -----------
                                             8,020,513
                                           -----------
   CONSUMER CYCLICAL (7.8%)
     Auto (2.6%)
    11,900   Borg-Warner
              Automotive, Inc.                 599,998
     9,400   Eaton Corporation                 734,234
    29,100   Ford Motor Company                270,630
     7,800   General Motors
              Corporation                      287,508
    29,700   Lear Corporation (b)              988,416
                                           -----------
                                             2,880,786
                                           -----------
     Leisure (2.5%)
   141,500   Brunswick Corporation           2,810,190
                                           -----------
     Lodging-- Hotel (1.1%)
    98,400   Hilton Hotels                 $ 1,250,664
                                           -----------
     Publishing (1.1%)
     8,400   Gannett Company, Inc.             603,120
    15,200   Tribune Company                   690,992
                                           -----------
                                             1,294,112
                                           -----------
     Retail (.5%)
    26,400   JC Penney Company                 607,464
                                           -----------
   CONSUMER STAPLES (11.0%)
     Beverage (.6%)
    14,100   The Coca-Cola
              Company                          617,862
                                           -----------
     Broadcasting (2.6%)
    31,300   Clear Channel
              Communications,
              Inc. (b)                       1,167,177
    31,004   Comcast
              Corporation (b)                  730,764
    24,500   Comcast
              Corporation (b)                  553,455
    58,300   Liberty Media
              Corporation (b)                  521,202
                                           -----------
                                             2,972,598
                                           -----------
     Entertainment (1.7%)
    73,200   The Walt Disney
              Company                        1,193,892
    18,500   Viacom, Inc. (b)                  754,060
                                           -----------
                                             1,947,952
                                           -----------
     Food (1.3%)
    37,100   Kraft Foods, Inc.               1,444,303
                                           -----------
     Household Products (1.5%)
    19,800   Procter & Gamble
              Company                        1,701,612
                                           -----------
     Personal Care (1.0%)
    20,100   Avon Products, Inc.             1,082,787
                                           -----------
     Restaurants (.5%)
    35,200   McDonald's Corporation566,016
     Retail (.7%)
    13,700   CVS Corporation                   342,089
    30,800   Winn-Dixie Stores, Inc.           470,624
                                           -----------
                                               812,713
                                           -----------
     Service (.7%)
    25,900   Manpower, Inc.                    826,210
                                           -----------

              See accompanying notes to investments in securities.

                                              MARKET
SHARES                                       VALUE(a)
------                                     -----------
   CONSUMER STAPLES--CONTINUED
     Tobacco (.4%)
    11,300   Philip Morris
              Companies, Inc.              $   457,989
                                           -----------
   ENERGY (11.7%)
     Oil (8.5%)
    29,560   Chevron Corporation             1,965,149
    11,600   ConocoPhillips                    561,324
    13,200   Devon Energy
              Corporation                      605,880
   185,804   Exxon Mobil
              Corporation                    6,491,991
                                           -----------
                                             9,624,344
                                           -----------
     Oil & Gas (3.2%)
    26,000   EOG Resources, Inc.             1,037,920
    30,800   Nabors Industries,
              Ltd. (b)(c)                    1,086,316
    26,500   Smith International,
              Inc. (b)                         864,430
    36,000   Veritas DGC, Inc. (b)             562,320
                                           -----------
                                             3,550,986
                                           -----------
   FINANCIAL (31.2%)
     Auto Finance (.6%)
    29,700   Fleet Boston Financial
              Corporation                      721,710
                                           -----------
     Banks (14.8%)
    59,380   Bank of America
              Corporation                    4,131,067
    28,700   Bank One Corporation            1,048,985
    23,800   JP Morgan Chase and
              Company                          571,200
    25,300   The Bank of New York
              Company, Inc.                    606,188
   163,894   U.S. Bancorp                    3,477,831
    92,600   Wachovia Corporation            3,374,344
    64,400   Wells Fargo & Company           3,018,428
    11,900   Zion BanCorporation               468,253
                                           -----------
                                            16,696,296
                                           -----------
     Consumer Finance (1.6%)
    35,000   American Express
              Company                        1,237,250
    26,800   MBNA Corporation                  509,736
                                           -----------
                                             1,746,986
                                           -----------
     Finance-- Diversified (.5%)
     9,800   Freddie Mac                       578,690
                                           -----------
     Insurance (5.1%)
    49,600   Allstate Corporation          $ 1,834,704
    35,350   American International
              Group                          2,044,998
    10,400   Chubb Corporation                 542,880
    12,200   Marsh and McLennan
              Companies, Inc.                  563,762
    29,800   MetLife, Inc.                     805,792
                                           -----------
                                             5,792,136
                                           -----------
     Investment Bankers/Brokers (6.8%)
   114,206   Citigroup, Inc. (b)             4,018,909
    13,100   Goldman Sachs Group,
              Inc.                             892,110
    13,700   Merrill Lynch &
              Company, Inc.                    519,915
    27,710   Morgan Stanley                  1,106,183
    41,300   T. Rowe Price
              Associates, Inc.               1,126,664
                                           -----------
                                             7,663,781
                                           -----------
     Real Estate Investment Trust (1.3%)
    29,900   Developers Diversified
              Realty Corporation               657,501
    29,800   Prologis                          749,470
                                           -----------
                                             1,406,971
                                           -----------
     Savings and Loans (.5%)
    18,900   Charter One Financial,
              Inc.                             542,997
                                           -----------
   HEALTH CARE (5.2%)
     Drugs (2.9%)
    18,700   Bristol-Myers Squibb
              Company                          432,905
     8,600   Eli Lilly & Company               546,100
    38,700   Pfizer, Inc.                    1,183,059
    29,600   Wyeth                           1,107,040
                                           -----------
                                             3,269,104
                                           -----------
     Health Care-- Diversified (.8%)
    23,100   Abbott Laboratories               924,000
                                           -----------
     Managed Care (.5%)
    10,700   Express Scripts,
              Inc. (b)                         514,028
                                           -----------
     Medical Products/Supplies (.5%)
    18,900   Becton Dickinson and
              Company                          580,041
                                           -----------

              See accompanying notes to investments in securities.

                                             MARKET
SHARES                                       VALUE(a)
------                                     -----------
   HEALTH CARE--CONTINUED
     Special Services (.5%)
    19,900   Fisher Scientific
             International, Inc. (b)       $   598,592
                                           -----------
   TECHNOLOGY (8.9%)
     Communications Equipment (.2%)
    33,800   Tellabs, Inc. (b)                 245,726
                                           -----------
     Computer Hardware (4.3%)
    54,500   Hewlett-Packard
              Company                          946,120
    33,300   International Business
              Machines Corporation           2,580,750
   164,800   Symbol Technologies,
              Inc.                           1,354,656
                                           -----------
                                             4,881,526
                                           -----------
     Computer Services & Software (1.3%)
    39,300   AOL Time Warner,
              Inc. (b)                         514,830
    83,900   Oracle Systems (b)                906,120
                                           -----------
                                             1,420,950
                                           -----------
     Electrical Semiconductor (1.9%)
    20,100   Analog Devices, Inc. (b)          479,787
    36,900   National Semiconductor
              Corporation (b)                  553,869
    75,800   Texas Instruments, Inc.       $ 1,137,758
                                           -----------
                                             2,171,414
                                           -----------
     Electronics-- Computer
       Distribution (1.2%)
    26,200   WW Grainger, Inc.               1,350,610
                                           -----------
   TRANSPORTATION (.8%)
     Airlines (.8%)
   116,600   Northwest Airlines,
              Inc. (b)                         855,844
                                           -----------
   UTILITIES (6.0%)
     Electric Companies (6.0%)
    14,200   Entergy Corporation               647,378
    23,300   Exelon Corporation              1,229,541
    19,100   Firstenergy Corporation           629,727
   134,000   Nisource, Inc.                  2,680,000
    72,800   Pacific Gas and Electric
              Company (b)                    1,011,920
    16,600   Public Service
              Enterprise Group, Inc.           532,860
                                           -----------
                                             6,731,426
                                           -----------
Total common stock
   (cost: $111,947,634)                    111,392,713
                                           -----------

SHARES
---------
SHORT-TERM SECURITIES (1.1%)
     1,214,760   Dreyfus Funds -- Cash Management Plus Fund,
                  current rate 1.266%                                                      1,214,760
        12,368   Federated Money Market Obligations Trust -- Prime
                  Obligation Fund, current rate 1.370%                                        12,368
        35,534   Wells Fargo & Company -- Cash Investment
                  Fund, current rate 1.326%                                                   35,534
                                                                                       -------------
                 Total short-term securities (cost: $1,262,662)                            1,262,662
                                                                                       -------------
                 Total investments in securities (cost: $113,210,296) (d)              $ 112,655,375
                                                                                       =============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 2.0% of net assets in foreign securities as of December 31, 2002.
(d) At December 31, 2002 the cost of securities for federal income tax purposes was $115,416,615. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                      $  6,316,331
     Gross unrealized depreciation                                                        (9,077,571)
                                                                                        ------------
     Net unrealized depreciation                                                        $ (2,761,240)
                                                                                        ============

              See accompanying notes to investments in securities.

                                                   Small Company Value Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2002

           (Percentages of each investment category relate to total net assets.)

                                             MARKET
SHARES                                       VALUE(a)
------                                     -----------
COMMON STOCK (92.8%)
   BASIC MATERIALS (15.7%)
     Agriculture Products (2.0%)
     9,900   Bunge, Ltd.                   $   238,194
    10,500   Corn Products
              International, Inc.              316,365
    19,500   NCO Group, Inc. (b)               311,025
    12,400   Valmont Industries,
              Inc. (b)                         240,560
                                           -----------
                                             1,106,144
                                           -----------
     Chemicals (6.1%)
   102,100   Agrium, Inc. (c)                1,154,751
    22,300   American Pacific
              Corporation (b)                  220,547
     2,300   Cabot Microelectronics
              Corporation (b)                  108,560
     3,700   Cambrex Corporation               111,777
    27,500   IMC Global, Inc.                  293,425
    63,200   Methanex
              Corporation (c)                  529,616
    12,100   Minerals Technologies,
              Inc.                             522,115
    36,800   Omnova Solutions,
              Inc. (b)                         148,304
    19,500   PolyOne Corporation                76,440
     2,200   Spartech Corporation               45,386
     5,400   Stepan Company                    135,000
                                           -----------
                                             3,345,921
                                           -----------
     Construction (1.0%)
    17,600   Martin Marietta
              Materials, Inc.                  539,616
                                           -----------
     Iron and Steel (1.9%)
    21,000   AK Steel Corporation (b)168,000
    38,800   Allegheny Technologies,
              Inc.                             241,724
     4,400   Cleveland-Cliffs, Inc.             87,340
     4,000   GrafTech International,
              Ltd. (b)                          23,840
    17,300   NS Group, Inc. (b)                112,796
    30,600   United States Steel
              Corporation                      401,472
                                           -----------
                                             1,035,172
                                           -----------
     Mining (2.6%)
    32,800   Phelps Dodge
              Corporation (b)                1,038,120
    57,700   Stillwater Mining
              Company (b)                      308,695
    53,600   Titanium Metals
              Corporation                  $   102,376
                                           -----------
                                             1,449,191
                                           -----------
     Paper and Forest (2.1%)
    12,100   Caraustar Industries,
              Inc.                             114,708
    58,300   Graphic Packaging
              International
              Corporation (b)                  328,812
    21,500   Louisiana-Pacific
              Corporation (b)                  173,290
    22,600   Packaging Corporation
              of America (b)                   412,224
     3,100   Rayonier, Inc.                    140,275
                                           -----------
                                             1,169,309
                                           -----------
   CAPITAL GOODS (20.8%)
     Aerospace/Defense (2.4%)
    67,500   AAR Corporation                   347,625
    12,200   Esterline Technologies
              Corporation (b)                  215,574
    24,900   Orbital Science (b)               105,078
     6,500   Precision Castparts
              Corporation                      157,625
    17,500   Teledyne Technologies,
              Inc. (b)                         274,400
     8,800   United Defense
              Industries, Inc. (b)             205,040
                                           -----------
                                             1,305,342
                                           -----------
     Electrical Equipment (2.1%)
    57,700   Technitrol, Inc.                  931,278
    19,700   Trimble Navigation,
              Ltd. (b)                         246,053
                                           -----------
                                             1,177,331
                                           -----------
     Engineering/Construction (2.0%)
    16,800   Dycom Industries,
              Inc. (b)                         222,600
    18,200   ElkCorp                           314,860
    19,200   Granite Construction,
              Inc.                             297,600
    21,500   Joy Global, Inc. (b)              242,090
                                           -----------
                                             1,077,150
     Machinery (5.3%)
    11,500   Agco Corporation                  254,150
    22,700   Asyst Technologies,
              Inc. (b)                         166,845

              See accompanying notes to investments in securities.

                                             MARKET
SHARES                                       VALUE(a)
------                                     -----------
CAPITAL GOODS--CONTINUED
     3,300   Denison International
              PLC (b)(c)                   $    52,800
    35,400   Hanover Compressor
              Company (b)                      324,972
    63,600   JLG Industries, Inc.              478,908
    26,400   Kadant, Inc. (b)                  396,000
     4,600   Regal Beloit                       95,220
    80,200   Wabtec Corporation              1,126,008
                                           -----------
                                             2,894,903
                                           -----------
     Manufacturing (4.9%)
     7,900   Excel Technology,
              Inc. (b)                         141,331
    16,200   Flowserve
              Corporation (b)                  239,598
     1,287   GSI Group, Inc. (b)(c)              7,761
    27,200   Maverick Tube
              Corporation (b)                  354,416
     5,900   Pentair, Inc.                     203,845
     6,300   Roper Industries, Inc.            230,580
    13,500   RTI International
              Metals, Inc. (b)                 136,350
    20,100   Steelcase, Inc.                   220,296
    19,400   Stewart & Stevenson
              Services, Inc. (b)               274,316
    14,100   Tredegar Corporation              211,500
    27,900   Trinity Industries, Inc.          528,984
     6,000   York International
              Corporation                      153,420
                                           -----------
                                             2,702,397
                                           -----------
     Metal Fabrication (1.5%)
    39,175   Ladish Company,
              Inc. (b)                         315,750
    13,508   Penn Engineering &
              Manufacturing
              Corporation                      143,860
    11,000   Triumph Group, Inc. (b)           351,340
                                           -----------
                                               810,950
                                           -----------
     Office Equipment (.2%)
     5,400   Wallace Computer
              Services, Inc.                   116,154
                                           -----------
     Trucks and Parts (2.4%)
     8,100   Cummins Engine
              Company, Inc.                    227,853
    44,600   Navistar International
              Corporation (b)                1,084,226
                                           -----------
                                             1,312,079
                                           -----------
COMMUNICATION SERVICES (.5%)
     Telephone (.5%)
    68,000   PTEK Holdings, Inc. (b)       $   299,200
                                           -----------
   CONSUMER CYCLICAL (11.6%)
     Auto (3.3%)
    35,600   American Axle &
              Manufacturing
              Holdings (b)                     833,752
     6,100   Borg-Warner
              Automotive, Inc.                 307,562
    18,700   Cooper Tire and
              Rubber Company                   286,858
     9,500   Lear Corporation (b)              316,160
    67,600   Titan International,
              Inc. (b)                          90,584
                                           -----------
                                             1,834,916
                                           -----------
     Leisure (2.1%)
    12,500   Callaway Golf
              Company                          165,625
     3,500   International Game
              Technology (b)                   265,720
    42,500   Six Flags, Inc. (b)               242,675
    31,000   Steinway Musical
              Instruments, Inc. (b)            504,370
                                           -----------
                                             1,178,390
                                           -----------
     Publishing (3.6%)
     5,200   Bowne & Company, Inc.              62,140
    52,500   Hollinger International,
              Inc.                             533,400
    21,000   Journal Register
              Company (b)                      373,380
    66,800   Readers Digest
              Association                    1,008,680
                                           -----------
                                             1,977,600
                                           -----------
     Retail (.4%)
     1,000   Brookstone, Inc. (b)               14,460
     7,900   Dillards, Inc.                    125,294
     9,189   Whitehall Jewellers,
              Inc. (b)                          87,296
                                           -----------
                                               227,050
                                           -----------
     Service (1.9%)
    31,300   Argosy Gaming
              Company (b)                      592,509
    42,800   Integrated Electrical
              Services, Inc. (b)               164,780
    34,100   Stewart Enterprises,
              Inc. (b)                         189,971

              See accompanying notes to investments in securities.

                                             MARKET
SHARES                                       VALUE(a)
------                                     -----------
   CONSUMER CYCLICAL--CONTINUED
     5,000   Viad Corporation              $   111,750
                                           -----------
                                             1,059,010
                                           -----------
     Textiles (.3%)
     5,500   Kellwood Company                  143,000
                                           -----------
   CONSUMER STAPLES (4.5%)
     Broadcasting (.5%)
     2,700   Cox Enterprises (b)                61,587
    11,000   Entravision
              Communications (b)               109,780
    11,600   Gray Television, Inc.             113,100
                                           -----------
                                               284,467
                                           -----------
     Food (.8%)
     6,300   Del Monte Foods
              Company (b)                       48,510
     9,300   Interstate Bakeries
              Corporation                      141,825
    24,100   Wild Oats Markets,
              Inc. (b)                         248,712
                                           -----------
                                               439,047
                                           -----------
     Household Products (.3%)
     9,100   Tupperware
              Corporation                      137,228
                                           -----------
     Personal Care (.7%)
    17,600   Bally Total Fitness
              Holdings (b)                     124,784
    18,200   Steiner Leisure, Ltd. (b)         253,708
                                           -----------
                                               378,492
                                           -----------
     Retail (.6%)
     7,600   Duane Reade, Inc. (b)             129,200
     9,000   Longs Drug Stores
              Corporation                      186,660
                                           -----------
                                               315,860
                                           -----------
     Service (1.6%)
    26,300   Heidrick & Struggles
              International (b)                385,821
     6,300   John H. Harland
              Company                          139,419
    29,400   Tetra Tech, Inc. (b)              358,680
                                           -----------
                                               883,920
                                           -----------
   ENERGY (6.8%)
     Mining (1.4%)
    26,900   Peabody Holding
              Company                          786,287
                                           -----------
     Oil (.8%)
    43,200   Newpark Resources,
              Inc. (b)                     $   187,920
    15,500   NUI Corporation                   267,530
                                           -----------
                                               455,450
                                           -----------
   Oil & Gas (4.6%)
    23,900   Cabot Oil & Gas
              Corporation                      592,242
    45,400   Canadian 88 Energy
              Corporation (b)(c)                72,640
    18,900   Core Laboratories
              NV (b) (c)                       214,515
    45,700   Global Industries,
              Ltd. (b)                         190,569
     8,000   Nuevo Energy
              Company (b)                       88,800
    25,500   Ocean Energy, Inc.                509,235
     5,500   Patterson-UTI Energy,
              Inc. (b)                         165,935
     4,200   Stone Energy
              Corporation (b)                  140,112
    18,300   Vintage Petroleum, Inc.           193,065
    26,000   W-H Energy Services,
              Inc. (b)                         379,340
                                           -----------
                                             2,546,453
                                           -----------
   FINANCIAL (2.6%)
     Banks (.4%)
    11,400   Staten Island

              BanCorporation, Inc.             229,596
                                           -----------
     Consumer Finance (.3%)
     8,500   American Capital
              Strategies Limited               183,515
                                           -----------
     Finance -- Diversified (.3%)
     8,000   Dollar Thrifty Auto
              Group, Inc. (b)                  169,200
                                           -----------
     Insurance (1.0%)
     4,983   Fidelity National
              Finance                          163,592
    14,500   Hub International,
              Ltd. (c)                         186,035
     3,700   Odyssey Reinsurance
              Holdings Corporation              65,490
     3,300   Platinum Underwriters
              Holdings (b)(c)                   86,955
     2,100   RLI Corporation                    58,590
                                           -----------
                                               560,662
                                           -----------

              See accompanying notes to investments in securities.

                                             MARKET
SHARES                                       VALUE(a)
------                                     -----------
   FINANCIAL--CONTINUED
     Real Estate Investment Trust (.5%)
     9,900   Heritage Property
              Investment Trust             $   247,203
                                           -----------
     Savings and Loans (.1%)
     1,989   New York Community
              Bancorp, Inc.                     57,442
                                           -----------
   HEALTH CARE (1.2%)
     Biotechnology (.1%)
     4,318   Invivo Corporation (b)             60,625
                                           -----------
     Drugs (.4%)
     2,200   Atrix Laboratories,
              Inc. (b)                          33,746
    14,100   Sangstat Medical
              Corporation (b)                  159,330
                                           -----------
                                               193,076
                                           -----------
     Hospital Management (.5%)
     5,500   Community Health
              Systems (b)                      113,245
    19,400   Province Healthcare
              Company (b)                      188,762
                                           -----------
                                               302,007
                                           -----------
     Medical Products/Supplies (.2%)
    41,900   Aradigm
              Corporation (b)                   67,878
     4,800   ArthoCare
              Corporation (b)                   47,280
                                           -----------
                                               115,158
                                           -----------
   TECHNOLOGY (22.1%)
     Communications Equipment (2.1%)
    22,900   Anaren Microwave,
              Inc. (b)                         201,520
     6,100   Anixter International,
              Inc. (b)                         141,825
    20,200   Commscope, Inc. (b)               159,580
    28,500   Inet Technologies,
              Inc. (b)                         173,850
    30,900   Plantronics, Inc. (b)             467,517
                                           -----------
                                             1,144,292
                                           -----------
     Computer Hardware (.6%)
    51,600   Natural Microsystems
              Corporation (b)                   99,072
     3,900   SanDisk Corporation (b)            79,170
    42,600   Simple Technology (b)             128,652
                                           -----------
                                               306,894
                                           -----------
     Computer Peripherals (1.5%)
    28,500   Electronics For
              Imaging, Inc. (b)            $   463,439
    17,400   Hutchinson Technology,
              Inc. (b)                         360,180
                                           -----------
                                               823,619
                                           -----------
     Computer Services & Software (2.8%)
    33,600   Carreker Corporation (b)          152,208
    39,000   Earthlink, Inc. (b)               212,550
     8,100   Hall Kinion &
              Associates, Inc. (b)              45,287
    43,900   McData Corporation (b)            311,690
    22,200   Micros Systems, Inc. (b)          497,724
    46,500   Numerical
              Technologies, Inc. (b)           160,890
     7,900   Proquest Company (b)              154,840
                                           -----------
                                             1,535,189
                                           -----------
     Electrical Instruments (3.9%)
    35,700   BEI Technologies, Inc.            399,483
    14,500   Benchmark Electronics
              Inc. (b)                         415,570
    26,600   Cognex Corporation (b)            490,238
    21,300   Coherent, Inc. (b)                424,935
    16,000   Credence Systems
              Corporation (b)                  149,280
    15,100   LeCroy Corporation (b)            167,610
     6,500   Littelfuse, Inc. (b)              109,590
     3,850   OpticNet, Inc. (b)                    308
                                           -----------
                                             2,157,014
                                           -----------
     Electrical Semiconductor (5.4%)
    22,000   Actel Corporation (b)             356,840
    21,900   Aware, Inc. (b)                    47,742
    43,700   ChipPAC, Inc. (b)                 155,135
    30,300   Cypress Semiconductor
              Corporation (b)                  173,316
    12,800   Entegris, Inc. (b)                131,840
    21,500   Helix Technology
              Corporation                      240,800
    12,100   Metron Technology
              NV (b)                            18,634
    47,900   Triquint
              Semiconductor, Inc. (b)          203,096
    45,400   Varian Semiconductor
              Equipment (b)                  1,078,749
    46,900   Veeco Instruments,
              Inc. (b)                         542,164
                                           -----------
                                             2,948,316
                                           -----------

              See accompanying notes to investments in securities.

                                             MARKET
   SHARES                                   VALUE(a)
   ------                                   --------
   TECHNOLOGY--CONTINUED
     Electronics -- Computer Distribution (2.4%)
       800   Avnet, Inc.                  $      8,664
    11,900   AVX Corporation                   116,620
    13,000   CoorsTek, Inc. (b)                332,150
    58,000   Kemet Corporation (b)             506,920
    19,400   Thomas and Betts
              Corporation (b)                  327,860
                                          ------------
                                             1,292,214
                                          ------------
     Equipment Semiconductor (3.0%)
    22,800   August Technology
              Corporation (b)                  115,368
    52,300   Brooks-PRI Automation,
              Inc. (b)                         599,358
    33,200   John H. Harland
              Company (b)                      614,864
    20,000   MKS Instruments,
              Inc. (b)                         328,600
                                          ------------
                                             1,658,190
                                          ------------
     Service -- Data Processing (.4%)
    39,900   Ciber, Inc. (b)                   205,485
                                          ------------
   TRANSPORTATION (7.0%)
     Air Freight (1.8%)
    70,100   EGL, Inc. (b)                     998,925
                                          ------------
     Airlines (2.7%)
    15,600   Alaska Airgroup,
              Inc. (b)                    $    337,740
    27,900   ExpressJet Holdings,
              Inc. (b)                         285,975
    32,700   Frontier Airlines,
              Inc. (b)                         221,052
   120,400   Mesa Air Group,
              Inc. (b)                         490,028
    29,600   Midwest Express
              Holdings, Inc. (b)               158,360
                                          ------------
                                             1,493,155
                                          ------------
     Railroads (1.2%)
    22,300   GATX Corporation                  508,886
    19,800   RailAmerica, Inc. (b)             141,966
                                          ------------
                                               650,852
                                          ------------
     Shipping (.6%)
     8,100   Teekay Shipping
              Corporation (c)                  329,670
                                          ------------
     Transport Services (.7%)
    88,900   OMI Corporation (b)               365,379
                                          ------------
Total common stock
  (cost: $59,835,491)                       51,015,707
                                          ------------

SHARES/PAR                                                                      RATE     MATURITY
----------                                                                      ----     --------
SHORT-TERM SECURITIES (7.8%)
$    2,000,000   American Express Company                                      1.309%     1/14/03        1,998,945
     2,265,103   Wells Fargo & Company -- Cash Investment
                  Fund, current rate 1.326%                                                              2,265,103
                                                                                                     -------------
                 Total short-term securities (cost: $4,264,171)                                          4,264,048
                                                                                                     -------------
                 Total investments in securities (cost: $64,099,662) (d)                             $  55,279,755
                                                                                                     =============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 4.8% of net assets in foreign securities as of December 31, 2002.
(d) At December 31, 2002 the cost of securities for federal income tax purposes was $64,442,923. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                      $   3,785,546
     Gross unrealized depreciation                        (12,948,714)
                                                        -------------
     Net unrealized depreciation                        $  (9,163,168)
                                                        =============

              See accompanying notes to investments in securities.

Global Bond Portfolio
Investments in Securities
DECEMBER 31, 2002

(Percentages of each investment category relate to total net assets.)

                                                                                                         MARKET
PRINCIPAL(b)                                                                  COUPON    MATURITY        VALUE(a)
------------                                                                  ------    --------        --------
LONG-TERM DEBT SECURITIES (95.9%)
   AUSTRIA (.5%)
     Government (.5%)
         250,000   Republic of Austria (Euro)                                  5.000%   07/15/12       $   277,094
                                                                                                       -----------
   BELGIUM (1.2%)
     Government (1.2%)
         570,000   Kingdom Of Belgium (Euro)                                   5.750%   03/28/08           659,037
                                                                                                       -----------
   BRAZIL (.3%)
     Government (.3%)
       1,000,000   International Bank of Reconstruction and
                    Developement (Brazilian Real) (c)                          5.202%   04/04/05           142,175
                                                                                                       -----------
   CANADA (1.0%)
     Electric Companies (.5%)
         200,000   Hydro-Quebec (U.S. Dollar)                                  8.000%   02/01/13           253,821
     Government (.5%)
         250,000   Manitoba (U.S. Dollar)                                      2.750%   01/17/06           252,191
                                                                                                       -----------
                                                                                                           506,012
                                                                                                       -----------
   DENMARK (2.8%)
     Government (2.8%)
      10,500,000   Denmark (Dannish Krona)                                     8.000%   05/15/03         1,509,752
                                                                                                       -----------
   FRANCE (3.6%)
     Government (3.6%)
         320,000   Government of France (Euro)                                 5.000%   01/12/06           354,697
       2,500,000   Government of France (Euro) (c)                             5.104%   10/25/25           827,339
         580,000   Government of France (Euro)                                 3.500%   07/12/04           615,449
         100,000   Government of France (Euro)                                 5.000%   04/25/12           111,142
                                                                                                       -----------
                                                                                                         1,908,627
                                                                                                       -----------
   GERMANY (16.9%)
     Government (16.9%)
       4,010,000   Bundesrepublic (Euro)                                       5.000%   07/04/12         4,474,870
         260,000   Bundesrepublic (Euro)                                       5.500%   01/04/31           300,238
         780,000   Bundesrepublic (Euro)                                       6.250%   01/04/30           986,658
       3,120,000   Bundesrepublic (Euro)                                       3.250%   02/17/04         3,296,719
                                                                                                       -----------
                                                                                                         9,058,485
                                                                                                       -----------
   GREECE (3.9%)
     Electrical Equipment (.1%)
          80,000   Public Power Corporation (Euro)                             4.500%   03/12/09            83,134
     Government (3.8%)
       1,750,000   Greek Government (Euro)                                     6.300%   01/29/09         2,068,675
                                                                                                       -----------
                                                                                                         2,151,809
                                                                                                       -----------
   ITALY (3.9%)
     Government (3.9%)
       1,880,000   Buoni Poliennali Del Tesoro (Euro)                          4.750%   03/15/06         2,072,326
                                                                                                       -----------

              See accompanying notes to investments in securities.

                                                                                                        MARKET
PRINCIPAL(b)                                                                 COUPON   MATURITY          VALUE(a)
------------                                                                --------- ---------       ----------
  JAPAN (5.7%)
    Finance-- Diversified (5.7%)
    62,000,000   Developmental Bank of Japan (Japanese Yen)                  1.400%   06/20/12        $  545,023
    84,000,000   Japan Finance Corporation (Japanese Yen)                    1.550%   02/21/12         2,542,273
                                                                                                      ----------
                                                                                                       3,087,296
                                                                                                      ----------
  LUXEMBOURG ( -- )
   Finance -- Diversified
        30,000   Sanitec International (Euro)                                9.000%   05/15/12            29,593
                                                                                                      ----------
  MEXICO (3.9%)
   Government (3.9%)
     6,400,000   Mexican Bonos (Mexican Peso)                                9.500%   03/08/07           610,398
     6,400,000   Mexican Bonos (Mexican Peso)                               10.500%    8/24/06           633,524
   100,000,000   United Mexican States (Japanese Yen)                        3.000%   12/01/03           853,427
                                                                                                      ----------
                                                                                                       2,097,349
                                                                                                      ----------
  NETHERLANDS (.3%)
   Chemicals (.3%)
       170,000   Carmeuse Lime (Euro)                                       10.750%   07/15/12           158,774
                                                                                                      ----------
  NEW ZEALAND (.2%)
   Food (.2%)
       100,000   Fonterra (Euro)                                             5.250%   05/21/07           110,638
                                                                                                      ----------
  SUPRANATIONAL (1.4%)
   Supranational Bank (1.4%)
     2,430,000   European Bank of Reconstruction and
                  Development (U.S. Dollar) (c)                              5.100%   05/12/05           780,516
                                                                                                      ----------
  SWEDEN (8.8%)
   Government (8.8%)
     5,400,000   Sweden (Swedish Krona)                                      3.500%   04/20/06           610,135
     6,100,000   Sweden (Swedish Krona)                                      5.000%   01/15/04           709,530
     3,700,000   Sweden (Swedish Krona)                                      5.000%   01/28/09           438,741
    24,600,000   Sweden (Swedish Krona)                                      5.500%   10/08/12         2,991,636
                                                                                                      ----------
                                                                                                       4,750,042
                                                                                                      ----------
  UNITED KINGDOM (4.7%)
   Finance-Diversified (.1%)
        50,000   RHM Financial, Ltd. (British Sterling Pound)               11.500%   02/28/11            81,300
   Government (4.6%)
       340,000   UK Treasury (British Sterling Pound)                        4.250%   06/07/32           529,741
       900,000   UK Treasury (British Sterling Pound)                        9.000%   07/12/11         1,916,595
                                                                                                      ----------
                                                                                                       2,527,636
                                                                                                      ----------
 UNITED STATES (36.6%)
    Aerospace/Defense (.2%)
       100,000   B.F. Goodrich Company                                       7.625%   12/15/12           103,257
   Agriculture Products (.7%)
       250,000   Archer-Daniels-Midland Company                              7.000%   02/01/31           287,862
       100,000   Cargill, Inc. 144A Issue (g)                                6.375%   06/01/12           111,961

              See accompanying notes to investments in securities.

                                                                                                          MARKET
PRINCIPAL(b)                                                                 COUPON    MATURITY           VALUE(a)
------------                                                                 ------    --------         ----------
   UNITED STATES--CONTINUED
     Airlines (.3%)
         150,000   American Airlines, Inc.                                     2.020%   09/23/07        $  149,847
     Aluminum (.2%)
         100,000   Alcoa, Inc.                                                 4.250%   08/15/07           104,114
     Banks (.7%)
         300,000   Wells Fargo Bank NA                                         7.550%   06/21/10           357,010
     Broadcasting (.8%)
         200,000   TCI Communications Inc                                      6.375%   05/01/03           200,014
         250,000   USA Interactive                                             7.000%   01/15/13           258,506
     Chemicals (.1%)
          80,000   Fresenius Med (Euro)                                        7.375%   06/15/11            78,075
     Collateralized Mortgage Obligations/Mortgage
      Revenue Bonds (.5%)
         250,000   Countrywide Home Loan                                       5.625%   07/15/09           264,536
     Commercial Finance (.4%)
         200,000   General Electric Capital Corporation                        6.750%   03/15/32           221,118
     Commercial Mortgage-Backed Securities (.8%)
         200,000   First Union Lehman Brothers Commercial
                    Mortgage                                                   6.560%   11/18/35           226,241
         200,000   Eastview Credit 144A Issue (g)                              6.950%   06/15/04           206,691
     Construction (.3%)
         150,000   Vulcan Materials, Inc.                                      6.400%   02/01/06           165,825
     Consumer Finance (.4%)
         200,000   Citibank Credit Card Issuance Trust (d)                     1.440%   12/15/05           199,916
     Corporate Bonds (.4%)
         200,000   Fleet Credit Card Master Trust II (d)                       1.920%   04/15/10           200,097
     Electric Companies (1.3%)
         250,000   Appalachian Power Company                                   4.800%   06/15/05           251,024
         150,000   Energy Louisiana, Inc.                                      8.500%   06/01/03           153,441
         250,000   Wisconsin Power & Light                                     7.000%   06/15/07           276,700
     Food (.5%)
         250,000   Unilever Capital Corporation                                5.900%   11/15/32           255,733
     Health Care -- Diversified (.5%)
         246,211   Rosewood Care Centers Capital Funding
                    Corporation                                                7.250%   11/01/13           256,534
     Insurance (.5%)
         250,000   Prudential Insurance Company of
                    America 144A Issue (g)                                     6.600%   05/15/08           276,690
     Investment Bankers/Brokers (.8%)
         180,000   GMAC (Euro)                                                 5.000%   01/18/05           195,569
         200,000   Morgan Stanley                                              6.750%   04/15/11           222,254
     Publishing (.4%)
         200,000   Gannett Company, Inc.                                       5.500%   04/01/07           217,499
     Real Estate Investment Trust (1.2%)
         150,000   Prologis                                                    6.700%   04/15/04           156,259
         200,000   Reckson Operating Partnership LP                            7.400%   03/15/04           209,580
         250,000   Vornado Realty Trust                                        5.625%   06/15/07           254,734

              See accompanying notes to investments in securities.

                                                                                                          MARKET
PRINCIPAL(b)                                                                 COUPON    MATURITY           VALUE(a)
------------                                                                 ------    --------         ----------
   UNITED STATES--CONTINUED
     Retail (.7%)
         100,000   American Stores Company                                     7.200%   06/09/03        $  102,025
         250,000   Kohls Corporation                                           6.000%   01/15/33           251,327
     Savings and Loans (.5%)
         250,000   Washington Mutual, Inc.                                     6.875%   05/15/11           279,018
     Technology (.5%)
         250,000   IBM Corporation                                             5.875%   11/29/32           247,375
     U.S. Government and Agencies Obligations (23.9%)
         250,000   FHLMC                                                       2.750%   12/30/05           252,414
         197,663   FHLMC                                                       6.000%   09/01/32           204,675
         495,359   FHLMC                                                       6.500%   09/01/32           516,219
         500,000   FNMA                                                        2.625%   06/27/05           502,225
         500,000   FNMA                                                        2.750%   05/04/05           505,000
         250,000   FNMA                                                        3.100%   05/19/06           251,563
         500,000   FNMA (e)                                                    5.500%   01/01/18           519,197
         368,387   FNMA                                                        6.000%   09/01/17           385,491
         407,499   FNMA                                                        6.000%   10/01/32           421,827
         149,120   FNMA                                                        6.000%   10/01/32           154,363
         344,249   FNMA                                                        6.000%   11/01/32           356,353
         750,000   FNMA (e)                                                    6.000%   01/01/33           772,266
          98,048   FNMA                                                        6.230%   01/01/08           108,212
       1,250,000   FNMA (e)                                                    6.500%   01/01/32         1,301,173
         584,352   FNMA                                                        6.500%   03/01/32           608,706
          95,495   FNMA                                                        6.500%   05/01/32           100,013
         547,575   FNMA                                                        6.500%   08/01/32           570,406
          97,165   FNMA                                                        6.500%   09/01/32           101,214
         196,708   FNMA                                                        6.500%   10/01/32           204,906
         223,466   FNMA                                                        7.000%   02/01/29           237,092
         500,000   FNMA (e)                                                    7.000%   01/01/31           525,781
         618,607   FNMA                                                        7.000%   11/01/31           650,678
         349,166   FNMA                                                        7.000%   02/01/32           369,449
       1,143,305   Inflationary Index Bond (f)                                 3.375%   01/15/07         1,238,164
         500,000   U.S. Treasury Bond                                          5.250%   02/15/29           522,481
       1,250,000   U.S. Treasury Bond                                          6.000%   02/15/26         1,432,463
                                                                                                        ----------
                                                                                                        19,553,163
                                                                                                        ----------
   VENEZUELA (.2%)
     Government (.2%)
         200,000   Venezulea (Deutche Mark)                                   10.250%    10/4/03            99,637
                                                                                                        ----------
                   Total long-term debt securities (cost: $49,258,585)                                  51,479,961
                                                                                                        ----------

              See accompanying notes to investments in securities.

                                                                                                        MARKET
SHARES/PRINCIPAL                                                             COUPON    MATURITY         VALUE(a)
----------------                                                             ------    --------       ------------
SHORT-TERM SECURITIES (6.7%)
         118,185   Bankers Trust Institutional Liquid Assets,
                    current rate 1.420%                                                               $    118,185
         150,257   Conoco, Inc. (d)                                            2.625%   04/15/03           150,257
       2,421,005   Dreyfus Funds -- Cash Management Plus,
                    current rate 1.266%                                                                  2,421,005
          30,276   Federated Money Market Obligations Trust--
                    Prime Obligation Fund, current rate 2.140%                                              30,276
         900,000   Gannet Company (h)                                          1.183%   01/14/03           899,586
                                                                                                      ------------
                   Total short-term securities (cost: $3,618,883)                                        3,619,309
                                                                                                      ------------
                   Total investments in securities (cost: $52,877,468) (i)                            $ 55,099,270
                                                                                                      ============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Principal amounts for debt securities are denominated in the currencies indicated.
(c) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(d) Floating rate bond.
(e) At December 31, 2002 the total cost of investments issued on a when-issued or forward commitment basis is $3,105,723
(f) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principle amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principle amount.
(g) Long term debt securities sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors. At December 31, 2002 these securities totaled $595,342, or 1.1% of net assets.
(h) Commercial paper sold within terms of a private placement memorandum exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the board of directors. At December 31, 2002 this security represents 1.7% of net assets.
(i) At December 31, 2002 the cost of securities for federal income tax purposes was $52,915,562. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                    $ 2,762,603
     Gross unrealized depreciation                                                       (578,895)
                                                                                      -----------
     Net unrealized appreciation                                                      $ 2,183,708
                                                                                      ===========

              See accompanying notes to investments in securities.

                                                     Index 400 Mid-Cap Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2002

           (Percentages of each investment category relate to total net assets.)

                                                MARKET
SHARES                                         VALUE(a)
------                                        -----------
COMMON STOCK (94.3%)
   BASIC MATERIALS (4.5%)
     Chemicals (2.8%)
     1,653   A Schulman, Inc.                 $    30,762
     4,016   Airgas, Inc. (b)                      69,276
     2,338   Albemarle Corporation                 66,516
     3,448   Cabot Corporation                     91,510
     1,350   Cabot Microelectronics
              Corporation (b)                      63,720
     6,385   Crompton Corporation                  37,992
     2,112   Cytec Industries, Inc. (b)            57,615
     2,269   Ferro Corporation                     55,432
     1,969   FMC Corporation (b)                   53,793
     1,591   HB Fuller Company                     41,175
     6,451   IMC Global, Inc.                      68,832
     2,887   Lubrizol Corporation                  88,053
     8,970   Lyondell Petrochemical
              Company                             113,381
     1,140   Minerals
              Technologies, Inc.                   49,191
     3,217   Olin Corporation                      50,024
     6,448   RPM International, Inc.               98,525
     5,880   Solutia, Inc.                         21,344
     2,811   Valspar Corporation                  124,190
                                              -----------
                                                1,181,331
                                              -----------
     Construction (.2%)
     2,739   Martin Marietta
              Materials, Inc.                      83,978
                                              -----------

     Iron and Steel (.2%)
     6,055   AK Steel Corporation (b)48,440
     1,253   Carpenter Technology
              Corporation                          15,600
     3,150   GrafTech
              International, Ltd. (b)              18,774
                                              -----------
                                                   82,814
                                              -----------
     Paper and Forest (1.3%)
     3,102   Bowater, Inc.                        130,129
     2,866   Longview Fibre Company                20,721
     5,861   Packaging Corporation
              of America (b)                      106,905
     2,448   PH Glatfelter Company                 32,216
     1,600   Potlatch Corporation                  38,208
     1,546   Rayonier, Inc.                        69,956
     5,421   Sonoco Products Company              124,304
     2,892   Wausau-Mosinee Paper
              Corporation                          32,448
                                              -----------
                                                  554,887
                                              -----------
   CAPITAL GOODS (6.0%)
     Aerospace/Defense (.2%)
     2,935   Precision Castparts

              Corporation                     $    71,174
       577   Sequa Corporation (b)                 22,566
                                              -----------
                                                   93,740
                                              -----------

     Electrical Equipment (.9%)
     4,045   Diebold, Inc.                        166,735
     3,318   Hubbell, Inc.                        116,595
     8,964   Vishay Intertechnology,
              Inc. (b) (d)                        100,218
                                              -----------
                                                  383,548
                                              -----------
     Engineering/Construction (.8%)
     2,686   Dycom Industries, Inc. (b)            35,589
     2,316   Granite Construction, Inc.            35,898
     3,052   Jacobs Engineering
              Group, Inc. (b)                     108,651
     3,903   Quanta Services, Inc. (b)             13,660
     4,296   United Rentals, Inc. (b)              46,225
     5,437   Varco International, Inc. (b)         94,604
                                              -----------
                                                  334,627
                                              -----------
     Machinery (1.1%)
     4,210   Agco Corporation                      93,041
     1,815   Albany International
              Corporation                          37,498
     3,050   Cooper Cameron
              Corporation (b)                     151,951
     3,733   Hanover Compressor
              Company (b)                          34,269
     1,685   Kaydon Corporation                    35,739
     1,970   Kennametal, Inc.                      67,926
     1,038   Tecumseh Products
              Company                              45,807
                                              -----------
                                                  466,231
                                              -----------
     Manufacturing (2.0%)
     1,853   Ametek, Inc.                          71,322
     1,694   Carlisle Companies, Inc.              70,098
     2,466   Donaldson Company, Inc.88,776
     2,580   Federal Signal Corporation            50,104
     3,098    Flowserve Corporation (b)            45,819
     1,882   Nordson Corporation                   46,730
     2,762   Pentair, Inc.                         95,427
     4,519   SPX Corporation (b)                  169,237
     2,209   Teleflex, Inc.                        94,744
     2,575   Trinity Industries, Inc.              48,822

              See accompanying notes to investments in securities.

                                                MARKET
SHARES                                         VALUE(a)
------                                        -----------
   CAPITAL GOODS--CONTINUED
     2,213   York International
              Corporation                     $    56,586
                                              -----------
                                                  837,665
                                              -----------
     Office Equipment (.5%)
     4,200   Herman Miller, Inc.                   77,280
     3,307   Hon Industries, Inc.                  93,522
     2,347   Wallace Computer
              Services, Inc.                       50,484
                                              -----------
                                                  221,286
                                              -----------
     Waste Management (.5%)
     9,195   Republic Services, Inc. (b)          192,911
                                              -----------
   COMMUNICATION SERVICES (.9%)
     Cellular (.1%)
     3,060   Price Communications
              Corporation (b)                      42,320
                                              -----------
     Telecommunication (.1%)
     5,583    Polycom, Inc. (b)                    53,150
                                              -----------
     Telephone (.7%)
     4,716   Advanced Fibre
              Communication, Inc. (b)              78,663
    12,283   Broadwing, Inc. (b) (d)               43,236
     3,293   Telephone and Data
              Systems, Inc.                       154,837
                                              -----------
                                                  276,736
                                              -----------
   CONSUMER CYCLICAL (13.7%)
     Auto (1.1%)
     3,812   ArvinMeritor, Inc.                    63,546
     1,033   Bandag, Inc.                          39,956
     1,481   Borg-Warner Automotive,
              Inc.                                 74,672
     2,273   Harsco Corporation                    72,486
     3,689   Lear Corporation (b)                 122,770
     1,887   Modine Manufacturing
              Company                              33,362
     1,553   Superior Industries
              International, Inc.                  64,232
                                              -----------
                                                  471,024
                                              -----------
     Building Materials (.6%)
     7,628   Clayton Homes, Inc.                   92,909
     8,221   DR Horton, Inc.                      142,634
                                              -----------
                                                  235,543
                                              -----------
     Construction (.2%)
     2,048   Lancaster Colony
              Corporation                          80,036
                                              -----------
     Houseware (.2%)
     3,158   Furniture Brands
              International, Inc. (b)         $    75,318
                                              -----------
     Leisure (.4%)
     4,264   Callaway Golf Company                 56,498
     3,203   Gtech Holdings
              Corporation (b)                      89,236
     5,197   Six Flags, Inc. (b)                   29,675
                                              -----------
                                                  175,409
                                              -----------
     Lodging-- Hotel (.2%)
     5,265   Extended Stay America,
              Inc. (b)                             77,659
                                              -----------
     Publishing (2.4%)
     6,319   A.H. Belo Corporation                134,721
     5,108   Harte-Hanks, Inc.                     95,366
     2,485   Lee Enterprises, Inc.                 83,297
     1,292   Media General, Inc.                   77,455
     5,491   Readers Digest
              Association                          82,914
     2,195   Scholastic
              Corporation (b)                      78,910
       625   Washington Post                      461,250
                                              -----------
                                                1,013,913
                                              -----------
     Retail (6.2%)
     3,933   99 Cents Only Stores (b)             105,640
     5,478   Abercrombie and Fitch
              Company (b)                         112,080
     4,028   American Eagle Outfitters,
              Inc. (b)                             55,506
     3,785   Barnes & Noble, Inc. (b)              68,395
     3,843   BJ's Wholesale Club,
              Inc. (b) (d)                         70,327
     4,412   Borders Group, Inc. (b)               71,033
     4,710   CDW Computer Centers,
              Inc. (b) (d)                        206,533
     5,783   Circuit City Stores, Inc. (b)        103,400
     2,737   Claire's Stores, Inc.                 60,406
     4,979   Coach, Inc. (b)                      163,909
     6,407   Dollar Tree Stores, Inc. (b)         157,420
     5,089   Energizer Holdings,
              Inc. (b)                            141,983
     4,258   Fastenal Company                     159,207
     3,764   Michael's Stores, Inc. (b)           117,813
     2,692   Neiman-Marcus Group,
              Inc. (b)                             81,810
     1,274   Payless ShoeSource,
              Inc. (b)                             65,573

              See accompanying notes to investments in securities.

                                                MARKET
SHARES                                         VALUE(a)
------                                        -----------
   CONSUMER CYCLICAL--CONTINUED
     7,735   Petsmart, Inc. (b)               $   132,501
     5,195   Pier 1 Imports, Inc.                  98,341
     4,364   Ross Stores, Inc.                    184,990
     8,028   Saks, Inc. (b)                        94,249
     3,167   Tech Data
              Corporation (b)                      85,382
     2,011   The Timerberland
              Company (b)                          71,612
     6,508   Williams-Sonoma, Inc. (b)            176,692
                                              -----------
                                                2,584,802
                                              -----------
     Service (1.9%)
     5,006   Acxiom Corporation (b)                76,992
     3,055   Catalina Marketing
              Corporation (b)                      56,517
     5,177   Copart, Inc. (b)                      61,296
     3,924   Devry, Inc. (b)                       65,178
     3,860   Mandalay Resort
              Group (b)                           118,155
    16,866   Park Place Entertainment
              Corporation (b) (d)                 141,674
     3,044   Pittston Brinks Group                 56,253
     2,358   Plexus Corporation (b)                20,703
     1,583   Rollins, Inc.                         40,287
     3,450   Sothebys Holdings (b)                 31,050
     4,943   Viad Corporation                     110,476
                                              -----------
                                                  778,581
                                              -----------
     Textiles (.5%)
     3,723   Mohawk Industries,
              Inc. (b)                            212,025
     3,022   Unifi, Inc. (b)                       15,865
                                              -----------
                                                  227,890
                                              -----------
   CONSUMER STAPLES (10.5%)
     Beverage (.6%)
     5,066   Constellation Brands,
              Inc. (b)                            120,115
     8,434   Pepsiamericas, Inc.                  113,269
                                              -----------
                                                  233,384
                                              -----------
     Broadcasting (1.3%)
     2,985   Emmis Communications (b)              62,178
     2,795   Entercom Communications
              Corporation (b)                     131,141
     6,106   Hispanic Broadcasting
              Corporation (b)                     125,478
     5,954   Westwood One,
              Inc. (b)                            222,441
                                              -----------
                                                  541,238
                                              -----------
     Entertainment (.4%)
     2,985   International Speedway
              Corporation                     $   111,311
     2,652   Macrovision
              Corporation (b)                      42,538

                                                  153,849

     Food (2.9%)
     5,122   Dean Foods Company (b)               190,026
     3,152   Dole Food Company, Inc.              102,692
     1,936   Dreyers Grand Ice
              Cream, Inc.                         137,379
     7,782   Hormel Foods Corporation1             81,554
     2,480   Interstate Bakeries
              Corporation                          37,820
     7,852   McCormick & Company,
              Inc.                                182,166
     2,660   Sensient Technologies
              Corporation                          59,770
     6,139   Smithfield Foods, Inc. (b)           121,798
     2,782   The JM Smucker Company               110,751
     2,895   Tootsie Roll Industries, Inc.         88,819
                                              -----------
                                                1,212,775
                                              -----------
     Household Products (.6%)
     2,599   Blythe Industries, Inc.               69,549
     2,238   Church & Dwight Company,
              Inc.                                 68,102
     5,336   Dial Corporation                     108,694
                                              -----------
                                                  246,345
                                              -----------
     Personal Care (.1%)
     3,810   Perrigo Company (b)                   46,291
                                              -----------
     Restaurants (1.4%)
     1,979   Bob Evan's Farms                      46,210
     5,464   Brinker International,
              Inc. (b)                            176,214
     2,731   CBRL Group, Inc.                      82,285
     2,842   Cheesecake Factory (b)               102,738
     4,253   Outback Steakhouse, Inc.             146,473
       951   Papa John's International,
              Inc. (b)                             26,514
                                              -----------
                                                  580,434
                                              -----------
     Retail (1.4%)
     3,110   Krispy Kreme Doughnuts,
              Inc. (b)                            105,025
     2,152   Longs Drug Stores
              Corporation                          44,632
     2,612   Ruddick Corporation                   35,758

              See accompanying notes to investments in securities.

                                                MARKET
SHARES                                         VALUE(a)
------                                        -----------
   CONSUMER STAPLES--CONTINUED
    19,800   Tyson Foods, Inc. (d)            $   222,156
     3,256   Whole Foods Market,
              Inc. (b)                            171,689
                                              -----------
                                                  579,260
                                              -----------
     Service (1.7%)
     1,397   Banta Corporation                     43,684
     2,583   Career Education
              Corporation (b)                     103,320
     8,329   Ceridian Corporation (b)             120,104
     1,979   Education Management
              Corporation (b)                      74,410
     1,907   Kelly Services, Inc.                  47,122
     2,124   Korn/Ferry International (b)          15,888
     4,305   Manpower, Inc.                       137,330
     5,756   MPS Group, Inc. (b)                   31,888
     2,263   Sylvan Learning Systems,
              Inc. (b)                             37,113
     2,874   Valassis Communications,
              Inc. (b)                             84,582
                                              -----------
                                                  695,441
                                              -----------
     Tobacco (.1%)
     1,360   Universal Corporation                 50,266

   ENERGY (6.9%)
     Mining (.3%)
     2,939   Arch Coal, Inc.                       63,453
     2,935   Peabody Holding
              Company                              85,790
                                              -----------
                                                  149,243
                                              -----------
     Oil (.2%)
     6,808   Grant Prideco, Inc. (b)               79,245
                                              -----------
     Oil & Gas (6.4%)
     8,358   Ensco International, Inc.            246,143
     3,507   Equitable Resources, Inc.            122,885
     3,669   FMC Technologies, Inc. (b)            74,958
     2,636   Forest Oil Corporation (b)            72,648
     2,804   Helmerich & Payne, Inc.               78,260
     5,144   Murphy Oil Corporation               220,420
     4,545   National-Oilwell, Inc. (b)            99,263
     3,215   Noble Energy, Inc.                   120,723
     9,893   Ocean Energy, Inc.                   197,563
     4,443   Patterson-UTI Energy,
              Inc. (b)                            134,045
     6,566   Pioneer Natural Resources
              Company (b)                         165,792
     7,544   Pride International, Inc. (b)        112,406
     5,697   Smith International, Inc. (b)        185,836
     3,399 Tidewater, Inc.                        105,709
     5,980   Valero Energy Corporation        $   220,901
     7,302   Weatherford International,
              Ltd. (b) (c) (d)                    291,569
     1,854   Western Gas Resources,
              Inc.                                 68,320
     7,106   XTO Energy Company                   175,518
                                              -----------
                                                2,692,959
                                              -----------
   FINANCIAL (19.0%)
     Auto Finance (.2%)
     8,579   AmeriCredit
              Corporation (b)                      66,401
                                              -----------
     Banks (7.0%)
     4,184   Associated
              Banc-Corporation                    142,005
     3,575   Bank of Hawaii                       108,644
     8,297   Banknorth Group, Inc.                187,512
     2,801   City National
              Corporation                         123,216
     6,941   Colonial Bancgroup,
              Inc.                                 82,806
     3,787   Commerce Bancorp,
              Inc.                                163,561
     7,194   Compass Bancshares,
              Inc. (d)                            224,956
     4,023   First Virginia Banks, Inc.           149,776
     4,741   Firstmerit Corporation               102,690
     2,889   Greater Bay Bancorp                   49,951
     8,840   Hibernia Corporation                 170,082
     3,624   Investors Financial
              Services                             99,261
     5,158   M & T Bank (d)                       409,287
     3,863   Mercantile Bankshares
              Corporation                         149,073
    11,518   National Commerce
              BanCorporation (d)                  274,704
     2,735   Provident Financial Group,
              Inc.                                 71,192
     2,398   Silicon Valley
              Bancshares (b)                       43,764
     4,159   TCF Financial
              Corporation                         181,707
     1,881   Westamerica
              BanCorporation                       75,579
     3,679   Wilmington Trust
              Corporation                         116,551
                                              -----------
                                                2,926,317
                                              -----------
     Commercial Finance (.6%)
     3,634   Certegy, Inc. (b)                     89,215

              See accompanying notes to investments in securities.

                                                MARKET
SHARES                                         VALUE(a)
------                                        -----------
   FINANCIAL--CONTINUED
     4,171   Dun & Bradstreet
              Corporation (b)                 $   143,858
                                              -----------
                                                  233,073
                                              -----------
     Consumer Finance (-- )
     3,233   Metris Companies, Inc.                 7,986
                                              -----------
     Finance--Diversified (.9%)
     3,893   Eaton Vance
              Corporation                         109,977
     3,915   Neuberger Berman, Inc.               131,113
     5,066   PMI Group, Inc.                      152,183
                                              -----------
                                                  393,273
                                              -----------
     Insurance (4.8%)
     2,968   Allmerica Financial
              Corporation                          29,977
     3,876   American Financial Group,
              Inc.                                 89,419
     2,144   AmerUs Group
              Company                              60,611
     3,882   Brown & Brown                        125,466
     2,862   Everest Re Group,
              Ltd. (c)                            158,269
     5,840   Expeditor Washington
              International, Inc.                 190,676
     4,936   Expeditor Washington
              International, Inc.                 145,020
     5,361   Fidelity National
              Finance                             176,002
     3,496   HCC Insurance Holdings,
              Inc.                                 86,002
     2,292   Horace Mann Educators
              Corporation                          35,136
     3,106   Leucadial National                   115,885
     2,574   Mony Group, Inc.                      61,622
     3,406   Ohio Casualty
              Corporation (b)                      44,108
     6,765   Old Republic International
              Corporation                         189,420
     3,854   Protective Life
              Corporation                         106,062
     5,245   Radian Group, Inc. (d)               194,852
     1,655   Stancorp Financial Group,
              Inc.                                 80,847
     3,798   Unitrin, Inc.                        110,978
                                              -----------
                                                2,000,352
                                              -----------
     Investment Bankers/Brokers (1.6%)
     4,423   AG Edwards, Inc.                     145,782
    20,283   E*trade Group, Inc. (b) (d)           98,575
     2,598   Investment Technology
              Group, Inc. (b)                 $    58,091
     3,339   LaBranche & Company,
              Inc. (b)                             88,951
     3,635   Legg Mason, Inc.                     176,443
     4,505   Waddell & Reed Financial,
              Inc.                                 88,613
                                              -----------
                                                  656,455
                                              -----------
     Real Estate Investment Trust (1.3%)
     3,510   Hospitality Properties
              Trust                               123,552
     3,640   Lennar Corporation                   187,824
     4,284   Liberty Property Trust               136,831
     5,437   New Plan Excel Realty
              Trust                               103,792
                                              -----------
                                                  551,999
                                              -----------
     Savings and Loans (2.6%)
     4,886   Astoria Financial
              Corporation                         132,655
     5,477   Greenpoint Financial
              Corporation (d)                     247,451
     3,208   Independence Community
              Bank                                 81,419
     3,089   IndyMac Bancorp,
              Inc. (b)                             57,116
     6,014   New York Community
              Bancorp, Inc.                       173,684
     4,655   Roslyn BanCorporation,
              Inc.                                 83,930
    14,658   Sovereign BanCorporation,
              Inc. (d)                            205,945
     2,588   Webster Financial
              Corporation (b)                      90,062
                                              -----------
                                                1,072,262
                                              -----------
   HEALTH CARE (11.1%)
     Biotechnology (2.3%)
     2,533   Charles River Laboratories
              International (b)                    97,470
    11,037   Gilead Sciences, Inc. (b) (d)        375,258
     8,588   Idec Pharmaceuticals
              Corporation (b) (d)                 284,864
     3,812   Incyte Pharmaceuticals,
              Inc. (b)                             17,383
    16,150   Millennium
              Pharmaceuticals, Inc. (b) (d)       128,231

              See accompanying notes to investments in securities.

                                                MARKET
SHARES                                         VALUE(a)
------                                        -----------
   HEALTH CARE--CONTINUED
     4,998   Protein Design Labs,
              Inc. (b)                        $    42,483
                                              -----------
                                                  945,689
                                              -----------
     Drugs (1.8%)
     2,462   Barr Laboratories,
              Inc. (b)                            160,252
     4,699   ICN Pharmaceuticals,
              Inc.                                 51,266
     6,874   Mylan Laboratories, Inc.             239,903
     4,723   Sepracor, Inc. (b) (d)                45,671
     6,569   Sicor, Inc. (b)                      104,119
     3,894   Steris Corporation (b)                94,430
     4,285   Vertex Pharmaceuticals ,
              Inc. (b)                             67,917
                                              -----------
                                                  763,558
                                              -----------
     Health Care -- Diversified (.3%)
    10,921   IVAX Corporation (b) (d)             132,472
                                              -----------
     Hospital Management (1.0%)
     2,216   Lifepoint Hospitals,
              Inc. (b)                             66,327
     2,008   Pacificare Health Systems,
              Inc. (b)                             56,425
     4,192   Triad Hospitals, Inc. (b)            125,047
     3,397   Universal Health Services,
              Inc. (b)                            153,205
                                              -----------
                                                  401,004
                                              -----------
     Managed Care (2.0%)
     4,989   Advance Paradigm,
              Inc. (b)                            110,806
     4,372   Express Scripts,
              Inc. (b)                            210,031
     5,692   First Health Group
              Corporation (b)                     138,600
     6,948   Health Net, Inc. (b)                 183,427
     4,907   Oxford Health Plans (b)              178,860
                                              -----------
                                                  821,724
                                              -----------
     Medical Products/Supplies (2.8%)
     6,001   Apogent Technologies,
              Inc. (b)                            124,821
     6,502   Cytyc Corporation (b)                 66,320
     4,396   Dentsply International,
              Inc.                                163,703
     3,370   Edwards Lifesciences
              Corporation (b)                      85,834
     3,462   Hillenbrand Industries,
              Inc.                                167,249
     5,932   Lincare Holdings,
              Inc. (b)                        $   187,570
     3,828   Patterson Dental
              Company (b)                         167,437
     3,813   Varian Medical Systems,
              Inc. (b)                            189,125
     2,879   Visx, Inc. (b)                        27,581
                                              -----------
                                                1,179,640
                                              -----------
     Special Services (.9%)
     3,080   Apria Healthcare Group,
              Inc. (b)                             68,499
     3,259   Covance, Inc. (b)                     80,139
     2,411   Henry Schein, Inc. (b)               108,495
     5,290   Omnicare, Inc.                       126,061
                                              -----------
                                                  383,194
                                              -----------
     TECHNOLOGY (13.2%)
     Communications Equipment (1.2%)
     2,039   Adtran, Inc. (b)                      67,083
     3,232   Commscope, Inc. (b)                   25,533
     2,895   CSG Systems
              International, Inc. (b)              39,517
     3,723   Harris Corporation                    97,915
     5,301   L-3 Communications
              Holdings, Inc. (b)                  238,068
     2,477   Plantronics, Inc. (b)                 37,477
     3,687   Powerwave Technologies,
              Inc. (b)                             19,910
                                              -----------
                                                  525,503
                                              -----------
     Computer Hardware (.5%)
     8,870   Quantum Corporation (b)               23,683
     3,897   Reynolds & Reynolds                   99,257
     3,869   SanDisk Corporation (b)               78,541
                                              -----------
                                                  201,481
                                              -----------
     Computer Networking (2.1%)
    20,626   3COM Corporation (b) (d)              95,498
     7,417   Affiliated Computer
              Services, Inc. (b)                  390,505
     4,759   Choicepoint, Inc. (b)                187,933
     6,511   Legato Systems, Inc. (b)              32,750
     5,951   SEI Investments
              Company                             161,748
                                              -----------
                                                  868,434
                                              -----------
     Computer Peripherals (.5%)
     2,529   Avocent Corporation (b)               56,194
     2,207   Infocus Corporation (b)               13,595

              See accompanying notes to investments in securities.

                                                MARKET
SHARES                                         VALUE(a)
------                                        -----------
   TECHNOLOGY--CONTINUED
     5,977   Storage Technology
              Corporation (b)                 $   128,027
                                              -----------
                                                  197,816
                                              -----------
     Computer Services & Software (3.7%)
     3,764   Activision, Inc. (b)                  54,917
     1,763   Advent Software (b)                   24,030
    13,534   Ascential Software
              Corporation (b) (d)                  32,482
    15,089   Cadence Design Systems,
              Inc. (b) (d)                        177,899
     4,415   Checkfree Corporation (b)             70,644
     4,880   Jack Henry & Associates               58,755
     3,979   Keane, Inc. (b)                       35,771
     3,384   Macromedia, Inc. (b)                  36,040
     6,364   McData Corporation (b)                45,184
     3,736   Mentor Graphics
              Corporation (b)                      29,365
     2,771   National Instruments
              Corporation (b)                      90,030
     8,778   Networks Associates,
              Inc. (b)                            141,238
     3,278   Overture Services (b)                 89,522
     2,984   Retek, Inc. (b)                        8,116
     3,192   RSA Security, Inc. (b)                19,120
     5,239   Sybase, Inc. (b)                      70,203
     8,118   Symantec Corporation (b)             328,373
     4,245   Synopsys, Inc. (b)                   195,907
     1,987   Transaction Systems
              Architects, Inc. (b)                 12,916
     4,441   Wind River Systems (b)                18,208
                                              -----------
                                                1,538,720
                                              -----------
     Electrical Defense (.1%)
     4,378   Titan Corporation (b)                 45,531
                                              -----------
     Electrical Instruments (.6%)
     3,495   Beckman Instruments,
              Inc.                                103,172
     3,416   Credence Systems
              Corporation (b)                      31,871
     1,829   FEI Company (b)                       27,965
     2,766   LTX Corporation (b)                   16,679
     2,158   Newport
              Corporation (b)                      27,104
     1,901   Varian, Inc. (b)                      54,540
                                              -----------
                                                  261,331
                                              -----------
     Electrical Semiconductor (2.2%)
    26,130   Atmel Corporation (b) (d)             58,270
     4,684   Cirrus Logic, Inc. (b)                13,490
     6,947   Cypress Semiconductor
              Corporation (b)                 $    39,737
     6,563   Fairchild Semiconductor
              International (b)                    70,290
     5,790   Integrated Device
              Technology, Inc. (b)                 48,462
     3,583   International Rectifier
              Corporation (b)                      66,142
     7,678   Intersil Corporation (b)             107,031
     6,302   Lattice Semiconductor
              Corporation (b)                      55,269
     5,144   Micrel, Inc. (b)                      46,193
    11,397   Microchip Technology, Inc. (d)       278,657
     9,493   RF Micro Devices, Inc. (b)            69,584
     4,131   Semtech Corporation (b)               45,111
     7,435   Triquint Semiconductor,
              Inc. (b)                             31,524
                                              -----------
                                                  929,760
                                              -----------
     Electronics-- Computer Distribution (.9%)
     5,606   Arrow Electronics, Inc. (b)           71,701
     6,701   Avnet, Inc.                           72,572
     4,083   Cree, Inc. (b)                        66,757
     4,269   Gentex Corporation (b)               135,071
     4,836   Kemet Corporation (b)                 42,267
                                              -----------
                                                  388,368
                                              -----------
     Equipment Semiconductor (.3%)
     1,979   Imation Corporation (b)               69,423
     7,035   Lam Research
              Corporation (b)                      75,978
                                              -----------
                                                  145,401
                                              -----------
     Service-- Data Processing (1.1%)
     6,750   Bisys Group, Inc. (b)                107,325
     6,709   DST Systems, Inc. (b)                238,505
     4,644   Gartner Group, Inc. (b)               43,886
     2,777   Internet Security Systems,
              Inc. (b)                             50,902
     2,266   Sykes Enterprises, Inc. (b)            7,432
                                              -----------
                                                  448,050
                                              -----------
   TRANSPORTATION (1.5%)
     Air Freight (.5%)
     2,717   Airborne Freight Corporation          40,293
     4,741   CH Robinson Worldwide, Inc.          147,919
     2,572   EGL, Inc. (b)                         36,651
                                              -----------
                                                  224,863
                                              -----------
     Airlines (.1%)
     1,489   Alaska Airgroup, Inc. (b)             32,237
                                              -----------

              See accompanying notes to investments in securities.

                                                MARKET
SHARES                                         VALUE(a)
------                                        -----------
   TRANSPORTATION--CONTINUED
     Railroads (.1%)
     2,748   GATX Corporation                $     62,709
                                             ------------
     Shipping (.2%)
     2,312   Alexander & Baldwin, Inc.             59,626
     1,932   Overseas Shipholding
              Group, Inc.                          34,583
                                             ------------
                                                   94,209
                                             ------------
     Trucking (.6%)
     2,681   CNF Transportation, Inc.              89,116
     2,129   JB Hunt Transport Services,
              Inc. (b)                             62,380
     4,623   Swift Transportation Company,
              Inc. (b)                             92,543
                                             ------------
                                                  244,039
                                             ------------
   UTILITIES (7.0%)
     Electric Companies (4.8%)
     4,795   Allete, Inc.                         108,751
     5,145   Alliant Energy
              Resources                            85,150
    10,192   Aquila, Inc.                          18,040
     1,509   Black Hills Corporation               40,019
     2,639   CLECO Utility Group                   36,946
     7,099   DPL, Inc.                            108,899
     4,170   DQE, Inc.                             63,551
     8,122   Energy East Corporation1              79,415
     3,832   Great Plains Energy, Inc.             87,676
     2,017   Hawaiian Electric
              Industries                           88,708
     2,124   IDACorporation, Inc.                  52,739
     7,618   Northeast Utilities                  115,565
     4,402   Oge Energy Corporation                77,475
     9,183   Pepco Holdings, Inc.                 178,058
     2,195   PNM Resources, Inc.                   52,285
     5,201   Puget Sound Energy, Inc.        $    114,682
     6,214   Scana Corporation                    192,385
     5,731   Sierra Pacific Resources              37,252
     3,804   Vectren Corporation                   87,492
     4,011   Westar Energy, Inc.                   39,709
     6,485   Wisconsin Energy
              Corporation                         163,422
     1,759   WPS Resources
              Corporation                          68,284
                                             ------------
                                               31,996,503
                                             ------------
     Natural Gas (1.3%)
     3,160   AGL Resources, Inc.                   76,788
     4,022   MDU Resources Group,
              Inc.                                103,808
     4,497   National Fuel Gas
              Company                              93,223
     3,391   Oneok, Inc.                           65,107
     4,596   Questar Corporation                  127,861
     2,725   WGL Holdings, Inc.                    65,182
                                             ------------
                                                  531,969
                                             ------------
     Power Products-- Industrial (.3%)
     2,976   NSTAR                                132,105
                                             ------------
     Water Utilities (.6%)
     5,616   American Water Works
              Company, Inc. (d)                   255,416
                                             ------------
Total common stock
  (cost: $45,058,414)                          39,445,973
                                             ------------
S&P DEPOSITORY RECEIPT (.7%)
     3,900   MidCap S & P Depository
              Receipt                             306,735
                                             ------------
Total S&P Depository Receipt
  (cost: $308,299)                                306,735
                                             ------------

              See accompanying notes to investments in securities.

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
------                                                                               -------------
SHORT-TERM SECURITIES (4.9%)
     1,842,386   Dreyfus Fund-- Cash Management Plus, current rate 1.360%            $   1,842,386
       143,032   Federated Money Market Obligations Trust--
                  Prime Obligation Fund, current rate 1.370%                               143,032
        52,335   Wells Fargo & Company-- Cash Investment Fund,
                  current rate 1.326%                                                       52,335
                                                                                     -------------
                 Total short-term securities (cost: $2,037,753)                          2,037,753
                                                                                     -------------
                 Total investments in securities (cost: $47,404,466) (e)             $  41,790,461
                                                                                     =============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Porfolio held 1.1% of net assets in foreign securities as of December 31, 2002.
(d) Fully or partially pledged as initial margin deposits on open stock index futures purchase contracts (see note 6 to the financial statements).
(e) At December 31, 2002 the cost of securities for federal income tax purposes was $47,975,296. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                   $   4,990,057
     Gross unrealized depreciation                                                     (11,174,892)
                                                                                     -------------
     Net unrealized depreciation                                                     $  (6,184,835)
                                                                                     =============

              See accompanying notes to investments in securities.

Macro-Cap Value Portfolio
Investments in Securities
DECEMBER 31, 2002

(Percentages of each investment category relate to total net assets.)

                                                  MARKET
SHARES                                           VALUE(a)
------                                         ------------
COMMON STOCK (96.8%)
   BASIC MATERIALS (3.3%)
     Agriculture Products (.3%)
     3,170   Monsanto Company                  $     61,022
                                               ------------
     Aluminum (.9%)
     7,864   Alcoa, Inc.                            179,142
                                               ------------
     Chemicals (1.6%)
     6,476   Pharmacia Corporation                  270,697
     1,100   PPG Industries, Inc.                    55,165
                                               ------------
                                                    325,862
                                               ------------
     Paper and Forest (.5%)
     2,500   Temple Inland, Inc.                    112,025
                                               ------------
   CAPITAL GOODS (9.1%)
     Aerospace/Defense (1.3%)
     1,800   Lockheed Martin
              Corporation                           103,950
     2,600   United Technologies
              Corporation                           161,044
                                               ------------
                                                    264,994
                                               ------------
     Electrical Equipment (3.7%)
    30,800   General Electric
              Company                               749,980
                                               ------------
     Machinery (.5%)
     2,100   Cooper Cameron
              Corporation (b)                       104,622
                                               ------------
     Manufacturing (2.1%)
    25,320   Tyco International, Ltd. (c)           432,466
                                               ------------
     Office Equipment ( -- )
     3,600   Seagate Escrow
              Security (b)                            1,023
                                               ------------
     Waste Management (1.5%)
    12,955   Waste Management, Inc.                 296,929
                                               ------------
   COMMUNICATION SERVICES (6.7%)
     Broadcasting (2.6%)
    13,300   American Tower
              Corporation (b)                        46,949
     4,270   Comcast Corporation
              Class A (b)                           100,644
     4,200   Comcast Corporation
              Special Class A (b)                    94,878
    32,900   Liberty Media
              Corporation (b)                       294,126
                                               ------------
                                                    536,597
                                               ------------
     Cellular (.4%)
    14,600   AT&T Wireless
              Services, Inc. (b)               $     82,490
                                               ------------
     Telecommunication (.5%)
    24,700   Sprint Corporation (b)                 108,186
                                               ------------
     Telephone (3.2%)
     1,380   AT&T Corporation (b)                    36,032
     9,406   SBC Communications,
              Inc.                                  254,997
     9,164   Verizon Communications                 355,105
                                               ------------
                                                    646,134
                                               ------------
   CONSUMER CYCLICAL (11.7%)
     Auto (.5%)
     3,200   Lear Corporation (b)                   106,496
                                               ------------
     Leisure (1.1%)
    11,700   Mattel, Inc.                           224,055
                                               ------------
     Lodging-- Hotel (.5%)
     3,000   Marriott International,
              Inc.                                   98,610
                                               ------------
     Publishing (.7%)
     3,100   Tribune Company                        140,926
                                               ------------
     Retail (7.2%)
     5,000   Abercrombie and Fitch
              Company (b)                           102,300
     2,600   Federated Department
              Stores (b)                             74,776
    10,600   Home Depot, Inc.                       253,976
     2,200   Nike, Inc.                              97,834
     9,700   Target Corporation                     291,000
    11,900   TJX Companies, Inc.                    232,288
     8,300   Wal-Mart Stores, Inc.                  419,233
                                               ------------
                                                  1,471,407
                                               ------------
     Service (1.1%)
     5,000   Accenture Limited (b)                   89,950
    12,970   Cendant Corporation (b)                135,926
                                               ------------
                                                    225,876
                                               ------------
     Textiles (.6%)
     3,200   Jones Apparel
              Group, Inc. (b)                       113,408
                                               ------------
   CONSUMER STAPLES (9.8%)
     Beverage (1.5%)
     7,000   The Coca-Cola Company                  306,740
                                               ------------

              See accompanying notes to investments in securities.

                                                  MARKET
SHARES                                           VALUE(a)
------                                         ------------
   CONSUMER STAPLES--CONTINUED
     Entertainment (.9%)
     4,500   Viacom, Inc. (b)                     $ 183,420
                                               ------------
     Food (2.1%)
     5,000   Kraft Foods, Inc.                      194,650
     3,800   Unilever NV (c)                        234,498
                                               ------------
                                                    429,148
                                               ------------
     Household Products (3.5%)
    10,400   Gillette Compay (c)                    315,744
     4,700   Procter & Gamble Company               403,918
                                               ------------
                                                    719,662
                                               ------------
     Retail (.5%)
     3,700   CVS Corporation                         92,389
                                               ------------
      Tobacco (1.3%)
     6,500   Philip Morris
              Companies, Inc.                       263,445
                                               ------------
   ENERGY (6.8%)
     Oil (5.9%)

     6,700   Chevron Corporation                    445,416
     3,527   ConocoPhillips                         170,671
     1,900   Devon Energy Corporation                87,210
    14,648   Exxon Mobil
              Corporation (b)                       511,801
                                               ------------
                                                  1,215,098
                                               ------------
     Oil & Gas (.9%)
     1,500   Anadarko Petroleum
              Corporation                            71,850
     4,815   Global Santa Fe
              Corporation                           117,101
                                               ------------
                                                    188,951
                                               ------------
   FINANCIAL (20.5%)
     Banks (3.6%)
     8,000   Bank One Corporation                   292,400
    20,910   U.S. Bancorp                           443,710
                                               ------------
                                                    736,110
                                               ------------
     Consumer Finance (2.7%)
     6,300   Capital One Financial
              Corporation                           187,236
     4,000   CIT Group, Inc.                         78,400
     5,400   Countrywide Financial
              Corporation                           278,910
                                               ------------
                                                    544,546
                                               ------------
     Finance-- Diversified (4.6%)
     6,844   AMBAC Financial Group,
              Inc.                             $    384,907
     6,500   Federal Home Loan
              Mortgage Corporation                  383,825
     2,800   Federal National
              Mortgage Association                  180,124
                                               ------------
                                                    948,856
                                               ------------
     Insurance (3.2%)
     2,600   American International
              Group                                 150,410
     5,800   AON Corporation                        109,562
     5,100   Cigna Corporation (b)                  209,712
    13,199   Travelers Property
              Casualty Corporation,
              Class A (b)                           193,365
                                               ------------
                                                    663,049
                                               ------------
     Investment Bankers/Brokers (5.5%)
     7,100   Charles Schwab
              Corporation                            77,035
    24,226   CitiGroup, Inc. (b)                    852,513
     4,100   E*trade Group, Inc. (b)                 19,926
     2,600   Goldman Sachs Group,
              Inc.                                  177,060
                                               ------------
                                                  1,126,534
                                               ------------
     Savings and Loans (.9%)
     5,550   Washington Mutual, Inc.                191,641
                                               ------------
   HEALTH CARE (10.7%)
     Biotechnology (1.2%)
     4,900   Amgen, Inc. (b)                        236,866
                                               ------------
     Drugs (6.0%)
     5,200   Eli Lilly & Company                    330,200
    16,100   Pfizer, Inc.                           492,177
     3,700   Schering-Plough
              Corporation                            82,140
     8,500   Wyeth                                  317,900
                                               ------------
                                                  1,222,417
                                               ------------
     Health Care -- Diversified (2.9%)
     5,000   Abbott Laboratories                    200,000
     1,220   Human Genome
              Sciences, Inc. (b)                     10,748
     6,496   Johnson & Johnson                      348,900
     2,650   Tenet Healthcare
              Corporation (b)                        43,460
                                               ------------
                                                    603,108
                                               ------------

              See accompanying notes to investments in securities.

                                                  MARKET
SHARES                                           VALUE(a)
------                                         ------------
HEALTH CARE--CONTINUED
     Medical Products/Supplies (.6%)
     4,200   Baxter International, Inc.        $    117,600
                                               ------------
   TECHNOLOGY (14.9%)
     Communications Equipment (.5%)
     4,100   Ciena Corporation (b)                   21,074
     9,800   Motorola, Inc.                          84,770
                                               ------------
                                                    105,844
                                               ------------
     Computer Hardware (4.3%)
     6,000   Dell Computer
              Corporation (b)                       160,440
    10,607   Hewlett-Packard Company                184,137
     4,200   International Business
              Machines Corporation                  325,500
     6,300   NCR Coporation (b)                     149,562
    19,500   Sun Microsystems, Inc. (b)              60,645
                                               ------------
                                                    880,284
                                               ------------
     Computer Networking (2.1%)
    32,500   Cisco Systems, Inc. (b)                425,750
                                               ------------
     Computer Services & Software (5.4%)
    15,650   AOL Time Warner, Inc. (b)              205,015
    15,700   Microsoft Corporation (b)              811,690
     9,100   Oracle Systems (b)                      98,280
                                               ------------
                                                  1,114,985
     Electrical Semiconductor (2.6%)
     7,200   Altera Corporation (b)            $     88,776
     3,800   Analog Devices, Inc. (b)                90,706
     3,800   Applied Materials, Inc. (b)             49,514
    18,800   Intel Corporation                      292,716
                                               ------------
                                                    521,712
                                               ------------
   UTILITIES (3.3%)
     Electric Companies (3.0%)
     2,400   Dominion Resources, Inc.               131,760
     2,400   DTE Energy Company                     111,360
     3,348   Edison International (b)                39,674
     9,700   Pacific Gas and Electric
              Company (b)                           134,830
     6,039   Pinnacle West Capital
              Corporation                           205,869
                                               ------------
                                                    623,493
                                               ------------
     Natural Gas (.3%)
     8,400   El Paso Energy
              Corporation                            58,464
                                               ------------
Total common stock
  (cost: $26,930,146)                            19,802,362
                                               ------------

              See accompanying notes to investments in securities.

                                                                                                         MARKET
PRINCIPAL                                                                      RATE      MATURITY       VALUE(a)
---------                                                                     ------     --------      -----------
SHORT-TERM SECURITIES (3.2%)
$   11,000   United States Treasury Bill                                       0.910%     01/02/03     $    10,999
    49,000   United States Treasury Bill                                       0.880%     01/09/03          48,986
    16,000   United States Treasury Bill                                       0.968%     01/16/03          15,989
    92,000   United States Treasury Bill                                       1.042%     01/23/03          91,927
    55,000   United States Treasury Bill                                       1.105%     01/30/03          54,935
     6,000   United States Treasury Bill                                       1.096%     02/20/03           5,990
     1,000   United States Treasury Bill                                       1.131%     03/13/03             998
   145,000   United States Treasury Bill                                       1.124%     03/20/03         144,643
    93,000   United States Treasury Bill                                       1.181%     04/10/03          92,698
    53,000   United States Treasury Bill                                       1.236%     05/08/03          52,777
     7,000   United States Treasury Bill                                       1.640%     04/17/03           6,976
    39,391   Wells Fargo Money Market,
               current rate 1.229%                                                                          39,391
                                                                                                       -----------
               Total short-term securities (cost: $666,292)                                                666,309
                                                                                                       -----------
               Total investments in securities (cost: $27,596,438) (d)                                 $20,468,671
                                                                                                       ===========

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 4.8% of net assets in foreign securities as of December 31, 2002.
(d) At December 31, 2002 the cost of securities for federal income tax purposes was $28,031,845. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                     $   518,807
     Gross unrealized depreciation                                                                      (8,081,981)
                                                                                                       -----------
     Net unrealized depreciation                                                                       $(7,563,174)
                                                                                                       ===========

              See accompanying notes to investments in securities.

Micro-Cap Growth Portfolio
Investments in Securities
DECEMBER 31, 2002

(Percentages of each investment category relate to total net assets.)

                                                  MARKET
SHARES                                           VALUE(a)
------                                         ------------
 COMMON STOCK (93.0%)
   BASIC MATERIALS (1.2%)
     Iron and Steel (1.2%)
    45,400   NS Group, Inc. (b)                $    296,008
                                               ------------
   CAPITAL GOODS (5.3%)
     Aerospace/Defense (.9%)
    12,200   Herley Industries, Inc. (b)            212,377
                                               ------------
     Machinery (1.4%)
    47,800   Asyst Technologies, Inc. (b)           351,330
                                               ------------
     Manufacturing (2.3%)
    23,200   Hydril Company (b)                     546,824
     2,300   Maverick Tube
              Corporation (b)                        29,969
                                               ------------
                                                    576,793
                                               ------------
     Metal Fabrication (.7%)
    38,100   Tower Automotive, Inc. (b)             171,450
                                               ------------
   COMMUNICATION SERVICES (.8%)
     Telecommunication (.8%)
    64,900   Raindance Communications,
              Inc. (b)                              209,627
                                               ------------
   CONSUMER CYCLICAL (15.5%)
     Leisure (3.0%)
     2,700   Leapfrog Enterprises, Inc. (b)          67,905
    16,400   Multimedia Games, Inc. (b)             450,344
    38,300   Tweeter Home Entertainment
              Group, Inc. (b)                       221,374
                                               ------------
                                                    739,623
                                               ------------
     Lodging-- Hotel (1.1%)
    19,400   Monarch Casino & Resort,
              Inc. (b)                              266,362
                                               ------------
     Retail (5.2%)
    30,700   Charlotte Russe Holding,
              Inc. (b)                              325,727
    25,200   Children's Place Retail
              Stores, Inc. (b)                      268,128
    36,300   Goody's Family Clothing,
              Inc. (b)                              161,172
    31,800   The Finish Line, Inc. (b)              335,490
    17,700   Ultimate Electronics, Inc. (b)         179,655
                                               ------------
                                                  1,270,172
                                               ------------
     Service (5.0%)
    22,800   Coinstar, Inc. (b)                     516,420
    39,100   MTR Gaming Group, Inc. (b)             311,236
    53,800   Scientific Games
              Corporation (b)                  $    390,588
                                               ------------
                                                  1,218,244
                                               ------------
     Textiles (1.2%)
    47,700   Ashworth, Inc. (b)                     305,280
                                               ------------
   CONSUMER STAPLES (9.4%)
     Beverage (1.6%)
    27,000   The Boston Beer
              Company, Inc. (b)                     386,100
                                               ------------
     Entertainment (1.3%)
    34,400   Marvel Enterprise, Inc. (b)            308,912
                                               ------------
     Personal Care (1.1%)
    13,000   Chattem, Inc. (b)                      267,150
                                               ------------
     Restaurants (2.0%)
    11,200   AFC Enterprises, Inc. (b)              235,312
    30,000   Buca, Inc. (b)                         249,600
                                               ------------
                                                    484,912
                                               ------------
     Retail (1.8%)
    33,800   Red Robin Gourmet
              Burgers (b)                           430,612
                                               ------------
     Service (1.6%)
    60,300   Labor Ready, Inc. (b)                  387,126
                                               ------------
   ENERGY (9.7%)
     Oil (1.2%)
    58,800   Horizon Offshore, Inc. (b)             292,824
                                               ------------
     Oil & Gas (8.5%)
    10,700   Evergreen Resources, Inc. (b)          479,895
    26,600   Natco Group, Inc. (b)                  167,048
    59,300   Petroquest Energy (b)                  248,378
    67,900   Superior Energy
              Services, Inc. (b)                    556,780
    62,700   Ultra Petroleum
              Corporation (b)                       620,730
                                               ------------
                                                  2,072,831

   FINANCIAL (.9%)
     Investment Bankers/Brokers (.9%)
    26,200   Digital Insight
              Corporation (b)                       227,678
                                               ------------
   HEALTH CARE (23.1%)
     Biotechnology (1.6%)
    31,300   Cell Therapeutics, Inc. (b)            227,551
    18,000   Lifecore Biomedical, Inc. (b)          154,440
                                               ------------
                                                    381,991
                                               ------------

              See accompanying notes to investments in securities.

                                                  MARKET
SHARES                                           VALUE(a)
------                                         ------------
HEALTH CARE (23.1%)
     Drugs (9.3%)
    46,100   Bentley Pharmaceuticals,
              Inc. (b)                         $    371,105
    44,000   Biomar Pharmaceutical,
              Inc. (b)                              310,200
    10,000   CIMA Labs, Inc. (b)                    241,910
    31,600   Cubist Pharmaceuticals,
              Inc. (b)                              260,068
    31,100   First Horizon Pharmaceutical
              Corporation (b)                       232,566
    49,200   Genta, Inc. (b)                        378,348
    14,800   Ilex Oncology, Inc. (b)                104,488
    74,300   POZEN , Inc. (b)                       382,645
                                               ------------
                                                  2,281,330
                                               ------------
     Medical Products/Supplies (8.4%)
    22,400   Conceptus, Inc. (b)                    268,352
    59,000   Connetics Corporation (b)              709,180
    27,900   MedSource Technologies,
              Inc. (b)                              181,071
     6,400   Penwest Pharmaceuticals
              Co (b)                                 67,840
    13,200   Polymedica Corporation (b)             407,088
     1,800   Possis Medical Inc (b)                  32,400
    13,300   Rita Medical Systems,
              Inc. (b)                               67,165
    11,500   Wilson Greatbatch
              Technologies, Inc. (b)                335,800
                                               ------------
                                                  2,068,896
                                               ------------
     Special Services (3.8%)
    34,400   aaiPharma, Inc. (b)                    482,288
    15,300   American Healthways,
              Inc. (b)                              267,750
    10,700   AMN Healthcare Services,
              Inc. (b)                              180,937
                                               ------------
                                                    930,975
                                               ------------
   TECHNOLOGY (27.0%)
     Communications Equipment (1.7%)
    21,800   Verisity, Ltd. (b)                     415,508
                                               ------------
     Computer Hardware (1.4%)
    44,200   Cray, Inc. (b)                         339,014
                                               ------------
     Computer Networking (1.4%)
    32,500   Alloy Online, Inc. (b)                 355,875
                                               ------------
     Computer Peripherals  (1.5%)
    57,900   Lexar Media, Inc. (b)                  363,033
                                               ------------
     Computer Services & Software (6.4%)
    34,800   Centillium Communications,
              Inc. (b)                         $     78,648
    17,400   Group 1 Software, Inc. (b)             207,930
    16,100   Lawson Software, Inc. (b)               92,575
     7,900   Manhattan Associates,
              Inc. (b)                              186,914
    12,300   Nassda Corporation (b)                 138,006
     4,200   NetFlix.com, Inc. (b)                   46,242
    17,200   NetScreen Technologies,
              Inc. (b)                              289,648
     5,200   Per Se Technologies, Inc. (b)           46,639
    16,200   PracticeWorks, Inc. (b)                127,980
    53,900   Watchdog Technologies,
              Inc. (b)                              343,936
                                               ------------
                                                  1,558,518
                                               ------------
     Electrical Defense (1.3%)
    16,000   EDO Corporation                        332,480
                                               ------------
     Electrical Instruments (.9%)
    16,300   Genesis Microchip, Inc. (b)            212,715
                                               ------------
     Electrical Semiconductor (8.0%)
    21,100   02Micro International,
             Ltd. (b) (c)                           205,704
    11,100   Actel Corporation (b)                  180,042
    31,500   Artisan Components, Inc. (b)           486,045
    80,600   ChipPAC, Inc. (b)                      286,130
    17,100   Exar Corporation (b)                   212,040
    43,800   Integrated Silicon
              Solution, Inc. (b)                    190,968
    19,900   Virage Logic Corporation (b)           199,597
    13,500   Zoran Corporation (b)                  189,945
                                               ------------
                                                  1,950,471
                                               ------------
     Electronics-- Computer Distribution (.8%)
     3,800   ScanSource, Inc. (b)                   187,340
                                               ------------
     Equipment Semiconductor (1.9%)
    25,100   Mykrolis Corporation (b)               183,230
    21,700   Nanometrics, Inc. (b)                   90,923
    14,900   Photronics, Inc. (b)                   204,130
                                               ------------
                                                    478,283
                                               ------------
     Service-- Data Processing (1.7%)
    24,500   Intercept, Inc. (b)                    414,809
                                               ------------
   TRANSPORTATION (.1%)
     Trucking (.1%)
     1,700   Covenant Transport Inc. (b)             31,688
                                               ------------
Total common stock
  (cost: $30,928,404)                            22,778,337
                                               ------------

              See accompanying notes to investments in securities.

                                                                                        MARKET
SHARES                                                                                 VALUE(a)
------                                                                               ------------
SHORT-TERM SECURITIES (9.0%)

     1,137,864   Wells Fargo & Company-- Cash Investment Fund,
                  current rate 1.326%                                               $   1,137,864
     1,067,887   Wells Fargo & Company-- Treasury Plus Fund,
                  current rate 1.261%                                                   1,067,887
                                                                                    -------------
                 Total short-term securities (cost: $2,205,751)                         2,205,751
                                                                                    -------------
                 Total investments in securities (cost: $33,134,155) (d)            $  24,984,088
                                                                                    =============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 0.8% of net assets in foreign securities as of December 31, 2002.
(d) At December 31, 2002 the cost of securities for federal income tax purposes was $33,199,049. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                  $   2,010,278
     Gross unrealized depreciation                                                    (10,225,239)
                                                                                    -------------
     Net unrealized depreciation                                                    $  (8,214,961)
                                                                                    =============

              See accompanying notes to investments in securities.

                                                Real Estate Securities Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2002

           (Percentages of each investment category relate to total net assets.)

                                                  MARKET
SHARES                                           VALUE(a)
------                                         ------------
COMMON STOCK (96.0%)
   CONSUMER CYCLICAL (2.0%)
     Lodging -- Hotel (2.0%)
    20,600   Extended Stay America,
              Inc. (b)                         $    303,850
    18,300   Hilton Hotels                          232,593
    16,400   Prime Hospitality
              Corporation (b)                       133,660
                                               ------------
                                                    670,103
                                               ------------
   FINANCIAL (94.0%)
     Real Estate (11.1%)
    83,610   Boardwalk Equities,
              Inc. (c)                              801,820
    57,000   Brookfield Properties
              Corporation (c)                     1,151,400
    41,500   Catellus Development
              Corporation (b)                       823,775
    18,800   Forest City Enterprises                626,980
    12,300   St. Joe Company                        369,000
                                               ------------
                                                  3,772,975
                                               ------------
     Real Estate Investment
      Trust-- Apartments (10.3%)
    26,960   Apartment Investment &
              Management Company                  1,010,461
    21,400   Archstone Communities
              Trust                                 503,756
     6,750   Avalonbay Communities,
              Inc.                                  264,195
     8,600   Camden Property Trust                  283,800
    28,000   Equity Residential                     688,240
     9,000   Essex Property Trust, Inc.             457,650
     6,500   Gables Residential Trust               162,045
     6,600   Summit Properties, Inc.                117,480
                                               ------------
                                                  3,487,627
                                               ------------
     Real Estate Investment
      Trust-- Diversified (9.5%)
    14,100   American Mortgage
              Acceptance Corporation                198,669
    10,350   Capital Automotive REIT                245,295
     3,900   Duke Realty Corporation                 99,255
    24,600   Entertainment Properties
              Trust                                 578,592
    20,100   iStar Financial, Inc.                  563,805
     5,800   Liberty Property Trust                 185,252
    21,800   NewCastle Investment
              Corporation                           348,146
    16,800   Vencor, Inc.                           192,360
    21,900   Vornado Realty Trust                 $ 814,680
                                               ------------
                                                  3,226,054
                                               ------------
     Real Estate Investment
     Trust -- Hotels (4.7%)
    36,200   Host Marriott
              Corporation (b)                       320,370
    28,300   Innkeepers USA Trust                   216,778
    15,500   Meristar Hospitality
              Corporation                           102,300
    13,300   Starwood Hotels &
              Resorts Worldwide, Inc.               315,742
    83,100   Winston Hotels, Inc.                   648,180
                                               ------------
                                                  1,603,370
                                               ------------
     Real Estate Investment
     Trust -- Office Property (17.3%)
     2,400   Alexandria Real
              Estate Equities                       102,240
    15,400   Arden Realty, Inc.                     341,110
    20,300   Boston Properties, Inc.                748,258
    19,600   Brandywine Realty Trust                427,476
    43,100   Carramerica Realty
              Corporation                         1,079,655
    45,400   Equity Office Properties
              Trust                               1,134,092
    18,100   Great Lakes REIT, Inc.                 301,365
    30,900   Highwoods Properties, Inc.             682,890
    12,100   Mission West
              Properties, Inc.                      119,790
    12,300   Prentiss Properties Trust              347,844
     7,900   Reckson Associates
              Realty Corporation                    166,295
     7,826   Reckson Associates
              Realty Corporation                    175,302
     7,000   SL Green Realty
              Corporation                           221,200
                                               ------------
                                                  5,847,517
                                               ------------
     Real Estate Investment
      Trust-- Shopping Centers (28.1%)
    21,700   CBL & Associates
              Properties, Inc.                      869,085
     8,400   Chelsea Property Group, Inc.           279,804
    44,000   Developers Diversified
              Realty Corporation                    967,560
    40,600   Equity One, Inc.                       542,010
    23,200   General Growth
              Properties, Inc.                    1,206,400
    26,900   Glimcher Realty Trust                  477,475

              See accompanying notes to investments in securities.

                                                  MARKET
SHARES                                           VALUE(a)
------                                         ------------
    FINANCIAL--CONTINUED
    24,450   Kimco Realty Corporation          $    749,148
    29,500   Mid-Atlantic Realty Trust              513,300
    27,800   Mills Corporation                      815,652
     8,600   Pan Pacific Retail
              Properties, Inc.                      314,158
    17,800   Ramco Gershenson                       351,550
    35,100   Simon Property Group,
              Inc.                                1,195,857
    32,000   The Rouse Company                    1,014,400
    21,000   Urstadt Biddle Properties              232,680
                                               ------------
                                                  9,529,079
                                               ------------
     Real Estate Investment
      Trust-- Warehouse/Industrial (13.0%)
    19,700   First Industrial Realty Trust     $    551,600
    27,900   P.S. Business Parks, Inc.              887,220
    85,700   Prologis                             2,155,355
    21,000   Public Storage, Inc.                   678,510
     4,000   Sun Communities, Inc.                  146,280
                                               ------------
                                                  4,418,965
                                               ------------
Total common stock
  (cost: $31,017,887)                            32,555,690
                                               ------------

SHARES
------

SHORT-TERM SECURITIES (2.4%)
           591   Provident Institutional Fund-- TempFund Portfolio, current rate 1.220%             591
       803,050   Dreyfus Funds-- Cash Management Plus, current rate 1.266%                      803,050
           727   Federated Money Market Obligations Trust-- Prime Obligation Fund,
                  current rate 1.370%                                                               727
        19,660   Wells Fargo & Company-- Cash Investment Fund,
                  current rate 1.326%                                                            19,660
                                                                                           ------------
                 Total short-term securities (cost: $824,028)                                   824,028
                                                                                           ------------
                 Total investments in securities (cost: $31,841,915) (d)                   $ 33,379,718
                                                                                           ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 5.8% of net assets in foreign securities as of December 31, 2002.
(d) At December 31, 2002 the cost of securities for federal income tax purposes was $32,462,066. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                         $  2,000,147
     Gross unrealized depreciation                                                           (1,082,495)
                                                                                           ------------
     Net unrealized appreciation                                                           $    917,652
                                                                                           ============

              See accompanying notes to investments in securities.

                (This page has been left blank intentionally.)

Advantus Series Fund, Inc.
Statements of Assets and Liabilities
DECEMBER 31, 2002

                                                                                                          MONEY
                                                                      GROWTH            BOND              MARKET
                                                                     PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                                   ------------     ------------       ------------
                           ASSETS

Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                  $199,595,918     $276,118,852       $163,451,609
Cash in bank on demand deposit                                                -           93,223                  -
Receivable for Fund shares sold                                          96,181          114,062            707,332
Receivable for investment securities sold
  (including paydowns)                                                3,977,594        1,195,066                  -
Dividends and accrued interest receivable                               219,310        2,149,540             78,011
Receivable for refundable foreign income taxes withheld                       -                -                  -
Collateral for securities loaned (note 7)                             9,400,146                -                  -
Variation margin receivable                                                   -                -                  -
                                                                   ------------     ------------       ------------
     Total assets                                                   213,289,149      279,670,743        164,236,952
                                                                   ------------     ------------       ------------

                         LIABILITIES

Bank overdraft                                                                -                -                  -
Payable for Fund shares repurchased                                     144,612          172,526            447,227
Dividends payable to shareholders                                             -                -              5,041
Payable for investment securities purchased                           5,192,862        2,860,444                  -
Payable to Adviser                                                      130,721          151,724             81,489
Payable upon return of securities loaned (note 7)                     9,400,146                -                  -
                                                                   ------------     ------------       ------------
     Total liabilities                                               14,868,341        3,184,694            533,757
                                                                   ------------     ------------       ------------
Net assets applicable to outstanding
  capital stock                                                    $198,420,808     $276,486,049       $163,703,195
                                                                   ============     ============       ============
Represented by:
   Capital stock - authorized 10 trillion shares of $.01 par value $  1,695,592     $  2,122,988       $  1,637,032
   Additional paid-in capital                                       316,976,069      269,612,930        162,066,163
   Undistributed net investment income                                        -                -                  -
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                  (120,249,768)      (4,698,581)                 -
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies          (1,085)       9,448,712                  -
                                                                   ------------     ------------       ------------
     Total - representing net assets applicable to outstanding
      capital stock                                                $198,420,808     $276,486,049       $163,703,195
                                                                   ============     ============       ============
Net asset value per share of outstanding capital stock             $       1.17     $       1.30       $       1.00
                                                                   ============     ============       ============

 * Identified cost                                                 $199,597,003     $266,670,140       $163,451,609
** Shares outstanding                                               169,559,189      212,298,839        163,703,195
 + Including securities on loan of                                 $  9,110,646     $          -       $          -

See accompanying notes to financial statements.

                                                                      ASSET           MORTGAGE
                                                                    ALLOCATION       SECURITIES          INDEX 500
                                                                     PORTFOLIO        PORTFOLIO          PORTFOLIO
                                                                   ------------     ------------       ------------
                           ASSETS

Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                  $372,594,512     $252,016,785       $418,341,402
Cash in bank on demand deposit                                           76,065          629,345                  -
Receivable for Fund shares sold                                          99,653          267,608            275,145
Receivable for investment securities sold
  (including paydowns)                                                1,586,405        5,736,106                  -
Dividends and accrued interest receivable                             1,387,701        1,416,444            779,136
Receivable for refundable foreign income taxes withheld                       -                -             12,855
Collateral for securities loaned (note 7)                            25,137,654                -         28,716,578
Variation margin receivable                                                   -                -             10,157
                                                                   ------------     ------------       ------------
     Total assets                                                   400,881,990      260,066,288        448,135,273
                                                                   ------------     ------------       ------------

                         LIABILITIES

Bank overdraft                                                                -                -                  -
Payable for Fund shares repurchased                                     120,585          170,844            354,465
Dividends payable to shareholders                                             -                -                  -
Payable for investment securities purchased                           1,145,675        9,952,987                  -
Payable to Adviser                                                      210,159          140,557            166,851
Payable upon return of securities loaned (note 7)                    25,137,654                -         28,716,578
                                                                   ------------     ------------       ------------
     Total liabilities                                               26,614,073       10,264,388         29,237,894
                                                                   ------------     ------------       ------------
Net assets applicable to outstanding
  capital stock                                                    $374,267,917     $249,801,900       $418,897,379
                                                                   ============     ============       ============
Represented by:
   Capital stock - authorized 10 trillion shares of $.01 par value $  2,827,956     $  1,939,172       $  1,553,039
   Additional paid-in capital                                       484,022,669      241,853,939        364,050,532
   Undistributed net investment income                                        -                -                  -
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                  (115,146,062)        (593,316)       (26,086,103)
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies       2,563,354        6,602,105         79,379,911
                                                                   ------------     ------------       ------------
     Total - representing net assets applicable to outstanding
      capital stock                                                $374,267,917     $249,801,900       $418,897,379
                                                                   ============     ============       ============
Net asset value per share of outstanding capital stock             $       1.32     $       1.29       $       2.70
                                                                   ============     ============       ============

 * Identified cost                                                 $370,031,158     $245,414,680       $338,813,052
** Shares outstanding                                               282,795,575      193,917,249        155,303,857
 + Including securities on loan of                                 $ 24,159,907     $          -       $ 27,127,002

                                                                                                          SMALL
                                                                      CAPITAL       INTERNATIONAL        COMPANY
                                                                   APPRECIATION        STOCK              GROWTH
                                                                    PORTFOLIO        PORTFOLIO           PORTFOLIO
                                                                   ------------     -------------      ------------
                           ASSETS

Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                  $153,413,991     $ 222,948,513      $122,920,845
Cash in bank on demand deposit                                                -                 -                 -
Receivable for Fund shares sold                                          81,180            48,860            62,400
Receivable for investment securities sold
  (including paydowns)                                                        -                 -            47,878
Dividends and accrued interest receivable                               208,857           327,520            28,938
Receivable for refundable foreign income taxes withheld                       -           148,369                 -
Collateral for securities loaned (note 7)                             2,763,997        35,121,075        17,716,318
Variation margin receivable                                                   -                 -                 -
                                                                   ------------     -------------      ------------
     Total assets                                                   156,468,025       258,594,337       140,776,379
                                                                   ------------     -------------      ------------

                         LIABILITIES

Bank overdraft                                                                -           161,566                 -
Payable for Fund shares repurchased                                     110,725           111,291            71,600
Dividends payable to shareholders                                             -                 -                 -
Payable for investment securities purchased                                   -                 -                 -
Payable to Adviser                                                      105,409           183,406           100,839
Payable upon return of securities loaned (note 7)                     2,763,997        35,121,075        17,716,318
                                                                   ------------     -------------      ------------
     Total liabilities                                                2,980,131        35,577,338        17,888,757
                                                                   ------------     -------------      ------------
Net assets applicable to outstanding
  capital stock                                                    $153,487,894     $ 223,016,999      $122,887,622
                                                                   ============     =============      ============
Represented by:
   Capital stock - authorized 10 trillion shares of $.01 par value $  1,403,037     $   2,029,113      $  1,860,212
   Additional paid-in capital                                       287,192,744       290,877,175       225,906,819
   Undistributed net investment income                                        -                 -                 -
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                  (105,715,306)      (23,834,289)      (64,699,223)
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies     (29,392,581)      (46,055,000)      (40,180,186)
                                                                   ------------     -------------      ------------
     Total - representing net assets applicable to outstanding
      capital stock                                                $153,487,894      $223,016,999      $122,887,622
                                                                   ============     =============      ============
Net asset value per share of outstanding capital stock             $       1.09     $        1.10      $       0.66
                                                                   ============     =============      ============
 * Identified cost                                                 $182,806,572     $ 269,028,098      $163,101,031
** Shares outstanding                                               140,303,736       202,911,313       186,021,184
 + Including securities on loan of                                 $  2,690,495     $  32,725,722      $ 16,784,097

See accompanying notes to financial statements.

                                                                     MATURING         MATURING
                                                                    GOVERNMENT       GOVERNMENT            VALUE
                                                                    BOND 2006        BOND 2010            STOCK
                                                                    PORTFOLIO        PORTFOLIO          PORTFOLIO
                                                                   ------------     ------------       ------------
                           ASSETS

Investments in securities, at market value - see
  accompanying schedule for detailed listing*+                     $ 10,638,865     $  9,312,716       $112,655,375
Cash in bank on demand deposit                                           16,772           51,303                  -
Receivable for Fund shares sold                                              56              207             63,371
Receivable for investment securities sold
  (including paydowns)                                                        -                -          2,217,294
Dividends and accrued interest receivable                                   227              395            180,939
Unrealized appreciation on forward foreign currency
  contracts held, at value (note 4)                                           -                -                  -
Collateral for securities loaned (note 7)                                     -                -          5,467,680
Other receivables                                                             -                -                  -
Foreign currency in bank on deposit (cost: $127,806)                          -                -                  -
Variation margin receivable                                                   -                -                  -
                                                                   ------------     ------------       ------------
     Total assets                                                    10,655,920        9,364,621        120,584,659
                                                                   ------------     ------------       ------------

                         LIABILITIES

Bank overdraft                                                                -                -                  -
Payable for Fund shares repurchased                                         495              581             63,392
Payable for investment securities purchased                                   -                -          2,171,219
Unrealized depreciation on forward foreign currency
  contracts held, at value (note 4)                                           -                -                  -
Payable to Adviser                                                        5,849            5,155             79,691
Variation margin payable (note 6)                                             -                -                  -
Other payable                                                                 -                -                  -
Payable upon return of securities loaned (note 7)                             -                -          5,467,680
                                                                   ------------     ------------       ------------
     Total liabilities                                                    6,344            5,736          7,781,982
                                                                   ------------     ------------       ------------
Net assets applicable to outstanding capital stock                 $ 10,649,576     $  9,358,885       $112,802,677
                                                                   ============     ============       ============
Represented by:
   Capital stock - authorized 10 trillion shares of $.01
    par value                                                      $     77,407     $     62,041       $    900,974
   Additional paid-in capital                                         9,409,040        8,326,050        143,027,514
   Undistributed net investment income                                        -                -                  -
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                       (82,507)         (28,800)       (30,570,890)
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies       1,245,636          999,594           (554,921)
                                                                   ------------     ------------       ------------

     Total - representing net assets applicable to
      outstanding capital stock                                    $ 10,649,576     $  9,358,885       $112,802,677
                                                                   ============     ============       ============
Net asset value per share of outstanding capital stock             $       1.38     $       1.51       $       1.25
                                                                   ============     ============       ============
  * Identified cost                                                $  9,393,229     $  8,313,122       $113,210,296
 ** Shares outstanding                                                7,740,709        6,204,078         90,097,406
  + Including securities on loan of                                $          -     $          -       $  5,289,370

See accompanying notes to financial statements.

                                                                     SMALL
                                                                     COMPANY             GLOBAL             INDEX 400
                                                                      VALUE               BOND               MID-CAP
                                                                    PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                                   ------------        ------------        ------------
                           ASSETS

Investments in securities, at market value - see
  accompanying schedule for detailed listing*+                     $ 55,279,755        $ 55,099,270        $ 41,790,461
Cash in bank on demand deposit                                            3,324              45,014                 857
Receivable for Fund shares sold                                          23,347              96,863              59,596
Receivable for investment securities sold
  (including paydowns)                                                   11,818             319,919                   -
Dividends and accrued interest receivable                                28,109             958,152              35,817
Unrealized appreciation on forward foreign currency
  contracts held, at value (note 4)                                           -           1,255,716                   -
Collateral for securities loaned (note 7)                             9,188,771                   -           7,277,084
Other receivables                                                             -                   -                   -
Foreign currency in bank on deposit (cost: $127,806)                          -             128,986                   -
Variation margin receivable                                                   -                   -              11,676
                                                                   ------------        ------------        ------------
     Total assets                                                    64,535,124          57,903,920          49,175,491
                                                                   ------------        ------------        ------------

                         LIABILITIES

Bank overdraft                                                                -                   -                   -
Payable for Fund shares repurchased                                      13,929              11,223              38,658
Payable for investment securities purchased                             339,424           3,368,223                   -
Unrealized depreciation on forward foreign currency
  contracts held, at value (note 4)                                           -             763,099                   -
Payable to Adviser                                                       49,238              67,795              24,255
Variation margin payable (note 6)                                             -                   -                   -
Other payable                                                                 -              10,937                   -
Payable upon return of securities loaned (note 7)                     9,188,771                   -           7,277,084
                                                                   ------------        ------------        ------------
     Total liabilities                                                9,591,362           4,221,277           7,339,997
                                                                   ------------        ------------        ------------
Net assets applicable to outstanding capital stock                 $ 54,943,762        $ 53,682,643        $ 41,835,494
                                                                   ============        ============        ============
Represented by:
   Capital stock - authorized 10 trillion shares of $.01
    par value                                                      $    540,267        $    494,332        $    434,895
   Additional paid-in capital                                        63,566,663          50,965,390          48,486,623
   Undistributed net investment income                                        -            (492,617)                  -
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                      (343,261)            (38,094)         (1,445,514)
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies      (8,819,907)          2,753,632          (5,640,510)
                                                                   ------------        ------------        ------------
     Total - representing net assets applicable to
      outstanding capital stock                                     $54,943,762         $53,682,643         $41,835,494
                                                                   ============        ============        ============
Net asset value per share of outstanding capital stock                   $ 1.02              $ 1.09              $ 0.96
                                                                   ============        ============        ============
  * Identified cost                                                 $64,099,662         $52,877,468         $47,404,466
 ** Shares outstanding                                               54,026,662          49,433,173          43,489,514
  + Including securities on loan of                                 $ 8,539,840                $  -         $ 6,983,119


                                                                      MACRO-CAP          MICRO-CAP           REAL ESTATE
                                                                       VALUE              GROWTH             SECURITIES
                                                                      PORTFOLIO          PORTFOLIO            PORTFOLIO
                                                                    ------------       -------------         ------------
                           ASSETS

Investments in securities, at market value - see
  accompanying schedule for detailed listing*+                      $ 20,468,671       $  24,984,088         $ 33,379,718
Cash in bank on demand deposit                                                 -                   -                4,811
Receivable for Fund shares sold                                           12,467              13,176               24,436
Receivable for investment securities sold
  (including paydowns)                                                         -              91,293              451,094
Dividends and accrued interest receivable                                 26,671               5,498              216,841
Unrealized appreciation on forward foreign currency
  contracts held, at value (note 4)                                            -                   -                    -
Collateral for securities loaned (note 7)                              1,186,674           5,840,540            2,411,288
Other receivables                                                            449                   -                    -
Foreign currency in bank on deposit (cost: $127,806)                           -                   -                    -
Variation margin receivable                                                    -                   -                   -
                                                                    ------------       -------------         ------------
     Total assets                                                     21,694,932          30,934,595           36,488,188
                                                                    ------------       -------------         ------------

                         LIABILITIES

Bank overdraft                                                             5,316              21,813                    -
Payable for Fund shares repurchased                                        4,132              18,269               10,151
Payable for investment securities purchased                                    -             524,119              140,300
Unrealized depreciation on forward foreign currency
  contracts held, at value (note 4)                                            -                   -                    -
Payable to Adviser                                                        33,378              26,001               14,435
Variation margin payable (note 6)                                              -                   -                    -
Other payable                                                                  -                   -                    -
Payable upon return of securities loaned (note 7)                      1,186,674           5,840,540            2,411,288
                                                                    ------------       -------------         ------------
     Total liabilities                                                 1,229,500           6,430,742            2,576,174
                                                                    ------------       -------------         ------------
Net assets applicable to outstanding capital stock                  $ 20,465,432       $  24,503,853         $ 33,912,014
                                                                    ============       =============         ============
Represented by:
   Capital stock - authorized 10 trillion shares of $.01
    par value                                                       $    291,080       $     281,292         $    331,302
   Additional paid-in capital                                         31,605,038          51,733,105           32,923,438
   Undistributed net investment income                                         -                   -                    -
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                     (4,302,919)        (19,360,477)            (880,529)
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies       (7,127,767)         (8,150,067)           1,537,803
                                                                    ------------       -------------         ------------
     Total - representing net assets applicable to
      outstanding capital stock                                     $ 20,465,432       $  24,503,853         $ 33,912,014
                                                                    ============       =============         ============
Net asset value per share of outstanding capital stock              $       0.70       $        0.87         $       1.02
                                                                    ============       =============         ============
  * Identified cost                                                 $ 27,596,438       $  33,134,155         $ 31,841,915
 ** Shares outstanding                                                29,108,003          28,129,247           33,130,219
  + Including securities on loan of                                 $  1,112,434       $   5,466,860         $  2,319,732

Advantus Series Fund, Inc.
Statements of Operations
YEAR ENDED DECEMBER 31, 2002

                                                                                                      MONEY
                                                                     GROWTH           BOND            MARKET
                                                                    PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                  -------------    -------------   -------------
Investment Income
  Interest                                                        $      92,184    $  14,786,862   $   2,846,015
  Dividends (net of foreign withholding taxes of $788,860 for
   International Stock Portfolio)                                     2,172,649                -               -
  Income from securities lending activities                              26,590           15,622               -
  Commission reimbursement income (note 10)                                   -                -               -
                                                                  -------------    -------------   -------------
     Total investment income                                          2,291,423       14,802,484       2,846,015
                                                                  -------------    -------------   -------------

Expenses (note 5):
  Investment advisory fee                                             1,090,867          763,666         387,449
  Rule 12b-1 fees                                                       606,037          636,388         387,449
  Custodian fees                                                          7,112           25,254           4,175
  Administrative services fee                                            51,600           51,600          51,600
  Auditing and accounting services                                       18,258           16,308          11,458
  Legal fees                                                              8,112           11,822           5,244
  Printing and shareholder reports                                       34,192           30,604          19,029
  Directors' fees                                                         6,144            6,003           3,573
  Insurance licensing                                                     4,650            5,340           3,715
  S&P lisensing fee                                                           -                -               -
  Other                                                                  14,481            9,982           9,413
                                                                  -------------    -------------   -------------
     Total expenses                                                   1,841,453        1,556,967         883,105
                                                                  -------------    -------------   -------------
  Less fees and expenses waived or absorbed by Adviser                        -                -               -
                                                                  -------------    -------------   -------------
     Total net expenses                                               1,841,453        1,556,967         883,105
                                                                  -------------    -------------   -------------
     Investment income (loss) - net                                     449,970       13,245,517       1,962,910
Realized and unrealized gains (losses) on investments
  and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                            (22,254,054)       4,131,638               -
    Foreign currency transactions                                             -                -               -
    Futures transactions                                                      -                -               -
  Net change in unrealized appreciation or depreciation on:
    Investments                                                     (51,859,190)       8,271,980               -
    Translation of assets and liabilities in foreign currency                 -                -               -
                                                                  -------------    -------------   -------------
Net gains (losses) on investments                                   (74,113,244)      12,403,618               -
                                                                  -------------    -------------   -------------
Net increase (decrease) in net assets resulting from operations   $ (73,663,274)   $  25,649,135   $   1,962,910
                                                                  =============    =============   =============

See accompanying notes to financial statements.

                                                                      ASSET           MORTGAGE                         CAPITAL
                                                                    ALLOCATION       SECURITIES      INDEX 500      APPRECIATION
                                                                    PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                  -------------    -------------   -------------    -------------
Investment Income
  Interest                                                        $   9,087,646    $  16,604,872   $     108,197    $     124,075
  Dividends (net of foreign withholding taxes of $788,860 for
   International Stock Portfolio)                                     4,064,988              414       7,456,511        1,350,405
  Income from securities lending activities                              48,110            1,105          65,881           34,249
  Commission reimbursement income (note 10)                                   -                -               -           26,002
                                                                  -------------    -------------   -------------    -------------
     Total investment income                                         13,200,744       16,606,391       7,630,589        1,534,731
                                                                  -------------    -------------   -------------    -------------

Expenses (note 5):
  Investment advisory fee                                             1,488,198          709,265         584,983          965,815
  Rule 12b-1 fees                                                     1,062,998          591,054       1,149,955          482,907
  Custodian fees                                                         17,034           26,674          19,516            5,225
  Administrative services fee                                            51,600           51,600          51,600           51,600
  Auditing and accounting services                                       25,808           18,408          17,208           17,483
  Legal fees                                                             16,230           14,166          15,393            6,491
  Printing and shareholder reports                                       57,037           28,300          61,740           34,723
  Directors' fees                                                        10,424            5,711          11,151            7,825
  Insurance licensing                                                     8,022            4,271          10,074            3,521
  S&P lisensing fee                                                           -                -          16,240                -
  Other                                                                  25,550           12,183          38,973           18,528
                                                                  -------------    -------------   -------------    -------------
     Total expenses                                                   2,762,901        1,461,632       1,976,833        1,594,118
                                                                  -------------    -------------   -------------    -------------
  Less fees and expenses waived or absorbed by Adviser                        -                -               -                -
                                                                  -------------    -------------   -------------    -------------
     Total net expenses                                               2,762,901        1,461,632       1,976,833        1,594,118
                                                                  -------------    -------------   -------------    -------------
     Investment income (loss) - net                                  10,437,843       15,144,759       5,653,756          (59,387)
Realized and unrealized gains (losses) on investments
  and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                             (8,991,230)       1,347,761     (13,621,635)     (45,440,110)
    Foreign currency transactions                                             -                -               -                -
    Futures transactions                                                      -                -        (458,803)               -
  Net change in unrealized appreciation or depreciation on:
    Investments                                                     (42,776,099)       4,802,232    (111,250,609)     (32,193,205)
    Translation of assets and liabilities in foreign currency                 -                -               -                -
                                                                  -------------    -------------   -------------    -------------
Net gains (losses) on investments                                   (51,767,329)       6,149,993    (125,331,047)     (77,633,315)
                                                                  -------------    -------------   -------------    -------------
Net increase (decrease) in net assets resulting from operations   $ (41,329,486)   $  21,294,752   $(119,677,291)   $ (77,692,702)
                                                                  =============    =============   =============    =============

                                                                                      SMALL           MATURING
                                                                  INTERNATIONAL       COMPANY         GOVERNMENT
                                                                      STOCK           GROWTH          BOND 2002
                                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                  -------------    -------------    -------------
Investment Income
  Interest                                                        $     100,773    $     179,143    $     246,646
  Dividends (net of foreign withholding taxes of $788,860 for
   International Stock Portfolio)                                     6,826,823          146,501                -
  Income from securities lending activities                             359,917           50,870                -
  Commission reimbursement income (note 10)                              70,842                -                -
                                                                  -------------    -------------    -------------
     Total investment income                                          7,358,355          376,514          246,646
                                                                  -------------    -------------    -------------

Expenses (note 5):
  Investment advisory fee                                             1,539,322          975,136           13,069
  Rule 12b-1 fees                                                       642,874          375,052                -
  Custodian fees                                                         89,598           10,226            7,411
  Administrative services fee                                            37,200           51,600           38,700
  Auditing and accounting services                                      163,737           14,608            6,958
  Legal fees                                                              8,799            5,054              160
  Printing and shareholder reports                                       46,557           22,097            1,758
  Directors' fees                                                         5,192            3,249               97
  Insurance licensing                                                     5,767            3,018               21
  S&P lisensing fee                                                           -                -                -
  Other                                                                  12,923           10,278              138
                                                                  -------------    -------------    -------------
     Total expenses                                                   2,551,969        1,470,318           68,312
                                                                  -------------    -------------    -------------
  Less fees and expenses waived or absorbed by Adviser                        -                -          (34,386)
                                                                  -------------    -------------    -------------
     Total net expenses                                               2,551,969        1,470,318           33,926
                                                                  -------------    -------------    -------------
     Investment income (loss) - net                                   4,806,386       (1,093,804)         212,720
Realized and unrealized gains (losses) on investments
  and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                            (22,447,204)     (29,123,438)          96,678
    Foreign currency transactions                                      (240,411)               -                -
    Futures transactions                                                      -                -                -
  Net change in unrealized appreciation or depreciation on:
    Investments                                                     (31,600,676)     (30,287,303)        (189,513)
    Translation of assets and liabilities in foreign currency            46,386                -                -
                                                                  -------------    -------------    -------------
Net gains (losses) on investments                                   (76,735,495)     (59,410,741)         (92,835)
                                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting from operations   $ (49,435,519)   $ (60,504,545)   $     119,885
                                                                  =============    =============    =============

                                                                    MATURING        MATURING
                                                                   GOVERNMENT      GOVERNMENT        VALUE
                                                                   BOND 2006        BOND 2010        STOCK
                                                                   PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                                  ------------    ------------    ------------
Investment Income
  Interest                                                        $    515,476    $    380,056    $     35,725
  Dividends (net of foreign withholding taxes of $10,041 for
   Global Bond Portfolio)                                                    -               -       2,654,217
  Income from securities lending activities                                  -               -          11,913
                                                                  ------------    ------------    ------------
     Total investment income                                           515,476         380,056       2,701,855
                                                                  ------------    ------------    ------------

Expenses (note 5):
  Investment advisory fee                                               23,609          17,470         645,492
  Rule 12b-1 fees                                                            -               -         322,746
  Custodian fees                                                         8,231           8,264           5,656
  Administrative services fee                                           51,600          51,600          51,600
  Auditing and accounting services                                      10,008          10,058          14,458
  Legal fees                                                               319             213           4,337
  Printing and shareholder reports                                       1,939           1,597          17,753
  Directors' fees                                                          192             139           2,673
  Insurance                                                                160             102           2,684
  S&P licensing fee                                                          -               -               -
  Other                                                                    428             333           1,110
                                                                  ------------    ------------    ------------
     Total expenses                                                     96,486          89,776       1,068,509
                                                                  ------------    ------------    ------------
  Less fees and expenses waived or absorbed by Adviser                 (35,104)        (44,356)              -
                                                                  ------------    ------------    ------------
     Total net expenses                                                 61,382          45,420       1,068,509
                                                                  ------------    ------------    ------------
     Investment income (loss) - net                                    454,094         334,636       1,633,346
Realized and unrealized gains (losses) on investments
  and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                                (2,018)        146,915     (12,030,116)
    Foreign currency transactions                                            -               -               -
    Futures transactions                                                     -               -               -
  Net change in unrealized appreciation or depreciation on:
    Investments                                                        683,743         668,644     (10,871,046)
    Translation of assets and liabilities in foreign currency                -               -               -
                                                                  ------------    ------------    ------------
Net gains (losses) on investments                                      681,725         815,559     (22,901,162)
                                                                  ------------    ------------    ------------
Net increase (decrease) in net assets resulting from operations   $  1,135,819    $  1,150,195    $(21,267,816)
                                                                  ============    ============    ============

See accompanying notes to financial statements.

                                                                     SMALL
                                                                    COMPANY         GLOBAL          INDEX 400      MACRO-CAP
                                                                     VALUE           BOND            MID-CAP         VALUE
                                                                   PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                                  ------------    ------------    ------------    ------------
Investment Income
  Interest                                                        $     72,899    $  2,635,522    $     58,459    $     13,697
  Dividends (net of foreign withholding taxes of $10,041 for
   Global Bond Portfolio)                                              261,914               -         385,986         319,477
  Income from securities lending activities                             16,401               -          11,635           2,221
                                                                  ------------    ------------    ------------    ------------
     Total investment income                                           351,214       2,635,522         456,080         335,395
                                                                  ------------    ------------    ------------    ------------

Expenses (note 5):
  Investment advisory fee                                              367,199         274,308          64,008         115,952
  Rule 12b-1 fees                                                      131,142         114,295         106,680          57,975
  Custodian fees                                                        13,810          50,873          15,114           9,321
  Administrative services fee                                           51,600          37,200          51,600          37,200
  Auditing and accounting services                                      17,808          71,091          18,258          65,916
  Legal fees                                                             1,750           1,527           1,426             775
  Printing and shareholder reports                                       7,185           6,057           6,045           3,969
  Directors' fees                                                          982             899             860             485
  Insurance                                                              2,446           1,010           1,046             534
  S&P licensing fee                                                          -               -          10,000               -
  Other                                                                 20,673          11,114             844             766
                                                                  ------------    ------------    ------------    ------------
     Total expenses                                                    614,595         568,374         275,881         292,893
                                                                  ------------    ------------    ------------    ------------
  Less fees and expenses waived or absorbed by Adviser                 (40,674)              -               -         (50,401)
                                                                  ------------    ------------    ------------    ------------
     Total net expenses                                                573,921         568,374         275,881         242,492
                                                                  ------------    ------------    ------------    ------------
     Investment income (loss) - net                                   (222,707)      2,067,148         180,199          92,903
Realized and unrealized gains (losses) on investments
  and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                               785,620       2,810,278        (309,655)     (2,487,222)
    Foreign currency transactions                                            -        (880,109)              -               -
    Futures transactions                                                     -               -        (513,835)              -
  Net change in unrealized appreciation or depreciation on:
    Investments                                                    (15,359,753)      2,819,442      (6,897,612)     (5,495,748)
    Translation of assets and liabilities in foreign currency                -         887,465               -               -
                                                                  ------------    ------------    ------------    ------------
Net gains (losses) on investments                                  (14,574,133)      5,637,076      (7,721,102)     (7,982,970)
                                                                  ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from operations   $(14,796,840)   $  7,704,224    $ (7,540,903)   $ (7,890,067)
                                                                  ============    ============    ============    ============

                                                                    MICRO-CAP      REAL ESTATE
                                                                     GROWTH        SECURITIES
                                                                    PORTFOLIO       PORTFOLIO
                                                                  ------------    ------------
Investment Income
  Interest                                                        $     22,422    $     16,659
  Dividends (net of foreign withholding taxes of $10,041 for
   Global Bond Portfolio)                                               14,341       1,114,878
  Income from securities lending activities                             41,272           2,941
                                                                  ------------    ------------
     Total investment income                                            78,035       1,134,478
                                                                  ------------    ------------

Expenses (note 5):
  Investment advisory fee                                              310,437         155,406
  Rule 12b-1 fees                                                       81,694          64,753
  Custodian fees                                                         4,220          11,291
  Administrative services fee                                           51,600          51,600
  Auditing and accounting services                                      16,958          16,658
  Legal fees                                                             1,102             867
  Printing and shareholder reports                                       5,894           3,486
  Directors' fees                                                          720             499
  Insurance                                                                710           1,138
  S&P licensing fee                                                          -               -
  Other                                                                    985           1,133
                                                                  ------------    ------------
     Total expenses                                                    474,320         306,831
                                                                  ------------    ------------
  Less fees and expenses waived or absorbed by Adviser                 (36,055)        (47,820)
                                                                  ------------    ------------
     Total net expenses                                                438,265         259,011
                                                                  ------------    ------------
     Investment income (loss) - net                                   (360,230)        875,467
Realized and unrealized gains (losses) on investments
  and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                            (7,005,781)       (131,672)
    Foreign currency transactions                                            -               -
    Futures transactions                                                     -               -
  Net change in unrealized appreciation or depreciation on:
    Investments                                                    (11,905,885)         96,138
    Translation of assets and liabilities in foreign currency                -               -
                                                                  ------------    ------------
Net gains (losses) on investments                                  (18,911,666)        (35,534)
                                                                  ------------    ------------
Net increase (decrease) in net assets resulting from operations   $(19,271,896)   $    839,933
                                                                  ============    ============

Advantus Series Fund, Inc.
Statements of Changes in Net Assets
YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                GROWTH                              BOND
                                                              PORTFOLIO                           PORTFOLIO
                                                  ---------------------------------   ---------------------------------
                                                         2002            2001             2002             2001
                                                  ---------------   ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                 $       449,970   $      (364,706)  $    13,245,517   $    13,301,725
   Net realized gains (losses) on investments         (22,254,054)      (87,287,783)        4,131,638         4,237,119
   Net change in unrealized appreciation or
    depreciation of investments                       (51,859,190)      (19,261,271)        8,271,980        (1,203,562)
                                                  ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net assets
     resulting from operations                        (73,663,274)     (106,913,760)       25,649,135        16,335,282
                                                  ---------------   ---------------   ---------------   ---------------
Distributions to shareholders from:
   Investment income - net                                     --                --                --       (24,738,440)
   Net realized gains                                          --       (54,563,377)               --                --
                                                  ---------------   ---------------   ---------------   ---------------
     Total distributions                                       --       (54,563,377)               --       (24,738,440)
                                                  ---------------   ---------------   ---------------   ---------------
Capital share transactions (note 6):
   Proceeds from sales                                 41,897,261        54,812,012        66,758,093        69,997,695
   Shares issued as a result of reinvested
    distributions                                              --        54,563,377                --        24,738,440
   Payments for redemption of shares                  (68,448,327)      (87,980,316)      (51,239,338)      (38,268,362)
                                                  ---------------   ---------------   ---------------   ---------------
     Increase (decrease) in net assets from
      capital share transactions                      (26,551,066)       21,395,073        15,518,755        56,467,773
                                                  ---------------   ---------------   ---------------   ---------------
     Total increase (decrease) in net assets         (100,214,340)     (140,082,064)       41,167,890        48,064,615
Net assets at beginning of year                       298,635,148       438,717,212       235,318,159       187,253,544
                                                  ---------------   ---------------   ---------------   ---------------
Net assets at end of year*                        $   198,420,808   $   298,635,148   $   276,486,049   $   235,318,159
                                                  ===============   ===============   ===============   ===============

*  including (distributions in excess of)
   undistributed net investment income of         $            --   $            --   $            --   $            --

                 See accompanying notes to financial statements.

                                                                MONEY                               ASSET
                                                                MARKET                            ALLOCATION
                                                              PORTFOLIO                           PORTFOLIO
                                                  ---------------------------------   ---------------------------------
                                                         2002            2001             2002             2001
                                                  ---------------   ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                 $     1,962,910   $     5,624,781   $    10,437,843   $    10,320,252
   Net realized gains (losses) on investments                  --                --        (8,991,230)      (83,098,519)
   Net change in unrealized appreciation or
    depreciation of investments                                --                --       (42,776,099)      (20,500,647)
                                                  ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net assets
     resulting from operations                          1,962,910         5,624,781       (41,329,486)      (93,278,914)
                                                  ---------------   ---------------   ---------------   ---------------
Distributions to shareholders from:
   Investment income - net                             (1,962,910)       (5,624,781)               --       (10,364,000)
   Net realized gains                                          --                --                --       (67,682,594)
                                                  ---------------   ---------------   ---------------   ---------------
     Total distributions                               (1,962,910)       (5,624,781)               --       (78,046,594)
                                                  ---------------   ---------------   ---------------   ---------------
Capital share transactions (note 6):
   Proceeds from sales                                143,102,900       141,077,027        50,961,636        70,205,653
   Shares issued as a result of reinvested
    distributions                                       1,959,381         5,682,900                --        78,046,594
   Payments for redemption of shares                 (121,416,680)     (190,800,049)     (117,524,365)     (133,738,287)
                                                  ---------------   ---------------   ---------------   ---------------
     Increase (decrease) in net assets from
      capital share transactions                       23,645,601       (44,040,122)      (66,562,729)       14,513,960
                                                  ---------------   ---------------   ---------------   ---------------
     Total increase (decrease) in net assets           23,645,601       (44,040,122)     (107,892,215)     (156,811,548)
Net assets at beginning of year                       140,057,594       184,097,716       482,160,132       638,971,680
                                                  ---------------   ---------------   ---------------   ---------------
Net assets at end of year*                        $   163,703,195   $   140,057,594   $   374,267,917   $   482,160,132
                                                  ===============   ===============   ===============   ===============

*  including (distributions in excess of)
   undistributed net investment income of         $            --   $            --   $            --   $            --

                                                              MORTGAGE
                                                             SECURITIES
                                                              PORTFOLIO
                                                  ---------------------------------
                                                         2002            2001
                                                  ---------------   ---------------
Operations:
   Investment income (loss) - net                 $    15,144,759   $    12,865,451
   Net realized gains (losses) on investments           1,347,761         4,409,940
   Net change in unrealized appreciation or
    depreciation of investments                         4,802,232        (2,420,687)
                                                  ---------------   ---------------
    Net increase (decrease) in net assets
     resulting from operations                         21,294,752        14,854,704
                                                  ---------------   ---------------
Distributions to shareholders from:
   Investment income - net                               (149,451)      (22,990,172)
   Net realized gains                                          --                --
                                                  ---------------   ---------------
     Total distributions                                 (149,451)      (22,990,172)
                                                  ---------------   ---------------
Capital share transactions (note 6):
   Proceeds from sales                                 84,155,070        95,517,681
   Shares issued as a result of reinvested
    distributions                                         149,451        22,990,172
   Payments for redemption of shares                  (85,789,175)      (31,372,302)
                                                  ---------------   ---------------
     Increase (decrease) in net assets from
      capital share transactions                       (1,484,654)       87,135,551
                                                  ---------------   ---------------
     Total increase (decrease) in net assets           19,660,647        79,000,083
Net assets at beginning of year                       230,141,253       151,141,170
                                                  ---------------   ---------------
Net assets at end of year*                        $   249,801,900   $   230,141,253
                                                  ===============   ===============

*  including (distributions in excess of)
   undistributed net investment income of         $            --   $       149,451

                                                                                                   CAPITAL
                                                              INDEX 500                          APPRECIATION
                                                              PORTFOLIO                           PORTFOLIO
                                                  ---------------------------------   ---------------------------------
                                                         2002            2001             2002             2001
                                                  ---------------   ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                 $     5,653,756   $     5,021,650   $       (59,387)  $       340,333
   Net realized gains (losses) on investments         (14,080,438)       (8,316,253)      (45,440,110)      (50,312,335)
   Net change in unrealized appreciation or
    depreciation of investments                      (111,250,609)      (70,124,371)      (32,193,205)      (41,198,605)
                                                  ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net assets
     resulting from operations                       (119,677,291)      (73,418,974)      (77,692,702)      (91,170,607)
                                                  ---------------   ---------------   ---------------   ---------------
Distributions to shareholders from:
   Investment income - net                                     --        (5,078,231)               --          (270,000)
   Net realized gains                                          --        (6,116,192)               --       (93,368,126)
                                                  ---------------   ---------------   ---------------   ---------------
     Total distributions                                       --       (11,194,423)               --       (93,638,126)
                                                  ---------------   ---------------   ---------------   ---------------
Capital share transactions (note 6):
   Proceeds from sales                                150,581,510       135,214,173        29,697,407        38,497,494
   Shares issued as a result of reinvested
    distributions                                              --        11,194,423                --        93,638,126
   Payments for redemption of shares                 (132,651,131)     (125,390,272)      (55,271,553)      (71,554,857)
                                                  ---------------   ---------------   ---------------   ---------------
     Increase (decrease) in net assets from
      capital share transactions                       17,930,379        21,018,324       (25,574,146)       60,580,763
                                                  ---------------   ---------------   ---------------   ---------------
     Total increase (decrease) in net assets         (101,746,912)      (63,595,073)     (103,266,848)     (124,227,970)
Net assets at beginning of year                       520,644,291       584,239,364       256,754,742       380,982,712
                                                  ---------------   ---------------   ---------------   ---------------
Net assets at end of year*                        $   418,897,379   $   520,644,291   $   153,487,894   $   256,754,742
                                                  ===============   ===============   ===============   ===============

*  including (distributions in excess of)
   undistributed net investment income of         $            --   $            --   $            --   $            --

See accompanying notes to financial statements.

                                                            INTERNATIONAL                       SMALL COMPANY
                                                                STOCK                               GROWTH
                                                              PORTFOLIO                           PORTFOLIO
                                                  ---------------------------------   ---------------------------------
                                                         2002            2001             2002             2001
                                                  ---------------   ---------------   ---------------   ---------------
Operations:
   Investment income (loss) - net                 $     4,806,386   $     4,778,467   $    (1,093,804)  $    (1,039,098)
   Net realized gains (losses) on investments         (22,687,615)        5,375,544       (29,123,438)      (34,900,836)
   Net change in unrealized appreciation or
    depreciation of investments                       (31,554,290)      (48,196,132)      (30,287,303)          232,181
                                                  ---------------   ---------------   ---------------   ---------------
    Net increase (decrease) in net assets
     resulting from operations                        (49,435,519)      (38,042,121)      (60,504,545)      (35,707,753)
                                                  ---------------   ---------------   ---------------   ---------------
Distributions to shareholders from:
   Investment income - net                                     --       (12,624,142)               --                --
   Net realized gains                                          --       (30,986,267)               --       (77,689,231)
                                                  ---------------   ---------------   ---------------   ---------------
     Total distributions                                       --       (43,610,409)               --       (77,689,231)
                                                  ---------------   ---------------   ---------------   ---------------
Capital share transactions (note 6):
   Proceeds from sales                                 64,539,470        47,884,120        33,323,885        38,722,688
   Shares issued as a result of reinvested
    distributions                                              --        43,610,409                --        77,689,231
   Payments for redemption of shares                  (70,632,109)      (74,226,528)      (43,636,884)      (50,287,336)
                                                  ---------------   ---------------   ---------------   ---------------
     Increase (decrease) in net assets from
      capital share transactions                       (6,092,639)       17,268,001       (10,312,999)       66,124,583
                                                  ---------------   ---------------   ---------------   ---------------
     Total increase (decrease) in net assets          (55,528,158)      (64,384,529)      (70,817,544)      (47,272,401)
Net assets at beginning of year                       278,545,157       342,929,686       193,705,166       240,977,567
                                                  ---------------   ---------------   ---------------   ---------------
Net assets at end of year*                        $   223,016,999   $   278,545,157   $   122,887,622   $   193,705,166
                                                  ===============   ===============   ===============   ===============

*  including (distributions in excess of)
   undistributed net investment income of         $            --   $            --   $            --   $            --

                                                          MATURING GOVERNMENT
                                                              BOND 2002
                                                              PORTFOLIO
                                                  ---------------------------------
                                                       2002**            2001
                                                  ---------------   ---------------
Operations:
   Investment income (loss) - net                 $       212,720   $       400,194
   Net realized gains (losses) on investments              96,678            50,510
   Net change in unrealized appreciation or
    depreciation of investments                          (189,513)           99,290
                                                  ---------------   ---------------
    Net increase (decrease) in net assets
     resulting from operations                            119,885           549,994
                                                  ---------------   ---------------
Distributions to shareholders from:
   Investment income - net                               (212,720)         (409,119)
   Net realized gains                                     (76,462)               --
                                                  ---------------   ---------------
     Total distributions                                 (289,182)         (409,119)
                                                  ---------------   ---------------
Capital share transactions (note 6):
   Proceeds from sales                                    379,426         1,016,744
   Shares issued as a result of reinvested
    distributions                                              --           409,119
   Payments for redemption of shares                   (7,905,794)       (2,452,305)
                                                  ---------------   ---------------
     Increase (decrease) in net assets from
      capital share transactions                       (7,526,368)       (1,026,442)
                                                  ---------------   ---------------
     Total increase (decrease) in net assets           (7,695,665)         (885,567)
Net assets at beginning of year                         7,695,665         8,581,232
                                                  ---------------   ---------------
Net assets at end of year*                        $            --   $     7,695,665
                                                  ===============   ===============

*  including (distributions in excess of)
   undistributed net investment income of         $            --   $            --

** For the period January 1, 2002 to September 20, 2002. Pursuant to the terms of the prospectus, the Maturing Government Bond 2002 Portfolio made a liquidating distribution and ceased operations on September 20, 2002.

   Payments for redemptions of shares includes the liquidating distribution of $4,074,018.

                                                      MATURING GOVERNMENT               MATURING GOVERNMENT
                                                          BOND 2006                         BOND 2010
                                                          PORTFOLIO                         PORTFOLIO
                                                ------------------------------    ------------------------------
                                                     2002            2001             2002             2001
                                                -------------    -------------    -------------    -------------
Operations:
   Investment income (loss) - net               $     454,094    $     424,635    $     334,636    $     330,251
   Net realized gains (losses) on investments          (2,018)          10,144          146,915           15,809
   Net change in unrealized appreciation or
    depreciation of investments                       683,743          147,222          668,644         (105,364)
                                                -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets
     resulting from operations                      1,135,819          582,001        1,150,195          240,696
                                                -------------    -------------    -------------    -------------
Distributions to shareholders from:
   Investment income - net                                  -         (426,050)          (5,251)        (632,006)
   Net realized gains                                       -                -                -                -
   Tax return of capital                                    -                -                -                -
                                                -------------    -------------    -------------    -------------
     Total distributions                                    -         (426,050)          (5,251)        (632,006)
                                                -------------    -------------    -------------    -------------
Capital share transactions (note 6):
   Proceeds from sales                              2,842,650        3,243,297        4,504,972        1,969,348
   Shares issued as a result of reinvested
    distributions                                           -          426,050            5,251          632,006
   Payments for redemption of shares               (2,023,006)      (1,559,790)      (2,151,071)      (1,892,327)
                                                -------------    -------------    -------------    -------------
     Increase (decrease) in net assets from
   capital share transactions                         819,644        2,109,557        2,359,152          709,027
                                                -------------    -------------    -------------    -------------
     Total increase (decrease) in net assets        1,955,463        2,265,508        3,504,096          317,717
Net assets at beginning of year                     8,694,113        6,428,605        5,854,789        5,537,072
                                                -------------    -------------    -------------    -------------
Net assets at end of year*                      $  10,649,576    $   8,694,113    $   9,358,885    $   5,854,789
                                                =============    =============    =============    =============
* including (distributions in excess of)
  undistributed net investment income of        $           -    $           -    $           -    $       5,250

See accompanying notes to financial statements.

                                                            VALUE                         SMALL COMPANY
                                                            STOCK                             VALUE
                                                          PORTFOLIO                         PORTFOLIO
                                                ------------------------------    ------------------------------
                                                     2002            2001             2002             2001
                                                -------------    -------------    -------------    -------------
Operations:
   Investment income (loss) - net               $   1,633,346    $   1,663,360    $    (222,707)   $     (48,768)
   Net realized gains (losses) on investments     (12,030,116)     (11,055,053)         785,620        1,476,282
   Net change in unrealized appreciation or
    depreciation of investments                   (10,871,046)      (7,664,798)     (15,359,753)       2,846,609
                                                -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets
     resulting from operations                    (21,267,816)     (17,056,491)     (14,796,840)       4,274,123
                                                -------------    -------------    -------------    -------------
Distributions to shareholders from:
   Investment income - net                                  -       (1,680,699)               -                -
   Net realized gains                                       -                -                -       (1,677,879)
   Tax return of capital                                    -                -                -         (329,723)
                                                -------------    -------------    -------------    -------------
     Total distributions                                    -       (1,680,699)               -       (2,007,602)
                                                -------------    -------------    -------------    -------------
Capital share transactions (note 6):
   Proceeds from sales                             27,010,207       30,754,074       47,828,722       26,422,993
   Shares issued as a result of reinvested
    distributions                                           -        1,680,699                -        2,007,602
   Payments for redemption of shares              (34,540,569)     (38,230,381)     (19,425,312)     (11,923,855)
                                                -------------    -------------    -------------    -------------
     Increase (decrease) in net assets from
   capital share transactions                      (7,530,362)      (5,795,608)      28,403,410       16,506,740
                                                -------------    -------------    -------------    -------------
     Total increase (decrease) in net assets      (28,798,178)     (24,532,798)      13,606,570       18,773,261
Net assets at beginning of year                   141,600,855      166,133,653       41,337,192       22,563,931
                                                -------------    -------------    -------------    -------------
Net assets at end of year*                      $ 112,802,677    $ 141,600,855    $  54,943,762    $  41,337,192
                                                =============    =============    =============    =============
* including (distributions in excess of)
  undistributed net investment income of        $           -    $           -    $           -    $           -
                                                -------------    -------------    -------------    -------------

                                                         GLOBAL BOND
                                                          PORTFOLIO
                                                ------------------------------
                                                     2002            2001
                                                -------------    -------------
Operations:
   Investment income (loss) - net               $   2,067,148    $   1,738,402
   Net realized gains (losses) on investments       1,930,169         (603,028)
   Net change in unrealized appreciation or
    depreciation of investments                     3,706,907       (1,575,890)
                                                -------------    -------------
    Net increase (decrease) in net assets
     resulting from operations                      7,704,224         (440,516)
                                                -------------    -------------
Distributions to shareholders from:
   Investment income - net                           (121,774)        (432,056)
   Net realized gains                                       -                -
   Tax return of capital                                    -                -
                                                -------------    -------------
     Total distributions                             (121,774)        (432,056)
                                                -------------    -------------
Capital share transactions (note 6):
   Proceeds from sales                             13,831,379        8,012,751
   Shares issued as a result of reinvested
    distributions                                     121,774          432,056
   Payments for redemption of shares               (7,810,703)      (4,791,957)
                                                -------------    -------------
     Increase (decrease) in net assets from
   capital share transactions                       6,142,450        3,652,850
                                                -------------    -------------
     Total increase (decrease) in net assets       13,724,900        2,780,278
Net assets at beginning of year                    39,957,743       37,177,465
                                                -------------    -------------
Net assets at end of year*                      $  53,682,643    $  39,957,743
                                                =============    =============
* including (distributions in excess of)
  undistributed net investment income of        $    (492,617)   $    (635,104)

                                                         INDEX 400 MID-CAP                MACRO-CAP VALUE
                                                             PORTFOLIO                       PORTFOLIO
                                                   -----------------------------   -----------------------------
                                                        2002            2001            2002            2001
                                                   -------------   -------------   -------------   -------------
Operations:
   Investment income (loss) - net                  $     180,199   $    308,309    $      92,903   $     104,651
   Net realized gains (losses) on investments           (823,490)        526,223      (2,487,222)     (1,279,162)
   Net change in unrealized appreciation or
    depreciation of investments                       (6,897,612)     (1,069,495)     (5,495,748)     (1,040,899)
                                                   -------------   -------------   -------------   -------------
    Net increase (decrease) in net assets
     resulting from operations                        (7,540,903)       (234,963)     (7,890,067)     (2,215,410)
                                                   -------------   -------------   -------------   -------------
Distributions to shareholders from:
   Investment income - net                                     -        (344,749)              -         (73,922)
   Net realized gains                                          -      (1,274,449)              -               -
   Tax return of capital                                       -        (622,161)              -               -
                                                   -------------   -------------   -------------   -------------
     Total distributions                                       -      (2,241,359)              -         (73,922)
                                                   -------------   -------------   -------------   -------------
Capital share transactions (note 6):
   Proceeds from sales                                23,581,687      16,022,345       8,725,818      11,187,951
   Shares issued as a result of reinvested
    distributions                                              -       2,241,359               -          73,922
   Payments for redemption of shares                 (15,273,980)    (10,486,711)     (7,249,004)     (9,958,841)
                                                   -------------   -------------   -------------   -------------
     Increase (decrease) in net assets from
   capital share transactions                          8,307,707       7,776,993       1,476,814       1,303,032
                                                   -------------   -------------   -------------   -------------
     Total increase (decrease) in net assets             766,804       5,300,671      (6,413,253)       (986,300)
Net assets at beginning of year                       41,068,690      35,768,019      26,878,685      27,864,985
                                                   -------------   -------------   -------------   -------------
Net assets at end of year*                         $  41,835,494   $  41,068,690   $  20,465,432   $  26,878,685
                                                   =============   =============   =============   =============
* including (distributions in excess of)
  undistributed net investment income of           $           -   $           -   $           -   $           -

See accompanying notes to financial statements.

                                                         MICRO-CAP GROWTH                   REAL ESTATE
                                                             PORTFOLIO                 SECURITIES PORTFOLIO
                                                   -----------------------------   -----------------------------
                                                        2002            2001            2002            2001
                                                   -------------   -------------   -------------   -------------
Operations:
   Investment income (loss) - net                  $    (360,230)  $    (446,200)  $     875,467   $     500,146
   Net realized gains (losses) on investments         (7,005,781)    (12,126,732)       (131,672)        385,404
   Net change in unrealized appreciation or
    depreciation of investments                      (11,905,885)      6,637,385          96,138         333,586
                                                   -------------   -------------   -------------   -------------
    Net increase (decrease) in net assets
     resulting from operations                       (19,271,896)     (5,935,547)        839,933       1,219,136
                                                   -------------   -------------   -------------   -------------
Distributions to shareholders from:
   Investment income - net                                     -               -          (4,101)       (496,045)
   Net realized gains                                          -        (145,400)              -               -
   Tax return of capital                                       -               -               -               -
                                                   -------------   -------------   -------------   -------------
     Total distributions                                       -        (145,400)         (4,101)       (496,045)
                                                   -------------   -------------   -------------   -------------
Capital share transactions (note 6):
   Proceeds from sales                                10,767,492      13,109,564      26,881,306       7,724,138
   Shares issued as a result of reinvested
    distributions                                              -         145,400           4,101         496,045
   Payments for redemption of shares                 (12,020,683)    (14,321,414)     (9,447,280)     (3,252,393)
                                                   -------------   -------------   -------------   -------------
     Increase (decrease) in net assets from
   capital share transactions                         (1,253,191)     (1,066,450)     17,438,127       4,967,791
                                                   -------------   -------------   -------------   -------------
     Total increase (decrease) in net assets         (20,525,087)     (7,147,397)     18,273,959       5,690,882
Net assets at beginning of year                       45,028,940      52,176,337      15,638,055       9,947,173
                                                   -------------   -------------   -------------   -------------
Net assets at end of year*                         $  24,503,853   $  45,028,940   $  33,912,014   $  15,638,055
                                                   =============   =============   =============   =============
* including (distributions in excess of)
  undistributed net investment income of           $           -   $           -   $           -   $       4,101

                 See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Notes to Financial Statements
DECEMBER 31, 2002

(1)  ORGANIZATION

     Advantus Series Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified (except for Global Bond Portfolio), open-end management investment company with a series of eighteen portfolios (Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities). The Fund's prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies.

Pursuant to the terms of its prospectus, the Maturing Government Bond 2002 Portfolio made a liquidating distribution and ceased operations on September 20, 2002.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's (Minnesota Life) separate accounts in connection with Minnesota Life variable contracts and policies.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Fund are as follows:

  USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

     Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities, with the exception of those held in Money Market, International Stock, Macro-Cap Value and Global Bond Portfolios, are valued at market. For International Stock, Macro-Cap Value and Global Bond Portfolios, short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share. However, there is no assurance the portfolio will maintain the $1 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by issuer. Dividend income is recognized on the ex-dividend date, or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

     Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with net realized and unrealized gains or losses from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

International Stock and Global Bond also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. Global Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Stock or Global Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Stock and Global Bond are subject to the credit risk that the other party will not complete the obligations of the contract.

  FUTURES TRANSACTIONS

     To gain exposure to or protect itself from market changes, the Portfolios may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolios may also buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expired.

  FEDERAL TAXES

     Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

For federal income tax purposes, the following Portfolios had capital loss carryovers and/or post October losses at December 31, 2002 which, if not offset by subsequent capital gains, will expire December 31, 2003 through 2009. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire:

Growth                                                                        $  108,750,527
Bond                                                                               4,365,625
Asset Allocation                                                                  99,502,598
Mortgage Securities                                                                  476,556
Index 500                                                                         20,785,007
Capital Appreciation                                                             101,874,033
International Stock                                                               22,990,348
Small Company Growth                                                              63,953,052
Maturing Government Bond 2006                                                         47,895
Value Stock                                                                       28,364,571
Index 400 Mid Cap.                                                                   901,189
Macro-cap Value                                                                    3,867,512
Micro-cap Growth                                                                  19,295,583
Real Estate Securities                                                               260,378

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio.

On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

                                             UNDISTRIBUTED NET             ACCUMULATED         ADDITIONAL PAID-IN
                                             INVESTMENT INCOME        REALIZED GAIN (LOSS)           CAPITAL
                                             -----------------        --------------------     ------------------
Growth                                         $    (449,970)            $           -            $    449,970
Bond                                             (13,245,517)                        -              13,245,517
Asset Allocation                                 (10,437,843)                        -              10,437,843
Mortgage Securities                              (15,144,759)                        -              15,144,759
Index 500                                         (5,653,756)                        -               5,653,756
Capital Appreciation                                  59,387                         -                 (59,387)
International Stock                               (4,806,386)                1,081,727               3,724,659
Small Company Growth                               1,093,804                         -              (1,093,804)
Maturing Government Bond 2006                       (454,094)                        -                 454,094
Maturing Government Bond 2010                       (334,635)                 (102,411)                437,046
Value Stock                                       (1,633,346)                        -               1,633,346
Small Company Value                                  222,707                  (715,403)                492,696
Global Bond                                       (1,802,887)                 (864,563)              2,667,450
Index 400 Mid-cap                                   (180,199)                  622,161                (441,962)
Macro-cap Value                                      (92,903)                        -                  92,903
Micro-cap Growth                                     360,230                         -                (360,230)
Real Estate Securities                              (875,467)                        -                 875,467

     Included in the reclassification adjustments above are $449,970, $13,245,517, $10,437,843, $15,144,759, $5,653,756, $3,724,659, $454,094,
$437,046, $1,633,346, $3,753,037, $180,199, $92,903 and $875,467 in consent dividends for Growth, Bond, Asset Allocation, Mortgage Securities, Index 500, International Stock, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Global Bond, Index 400 Mid-Cap, Macro-Cap Value and Real Estate Securities, respectively. The shareholders of the portfolios consent to treat these amounts as dividend income for tax purposes although they are not paid (either in cash or reinvested distributions) by the Portfolios.

     The tax character of distributions paid for the periods indicated is as follows:

                                                                          YEAR ENDED DECEMBER 31,
                                                                          -----------------------
                                                                           2002           2001
                                                                          -------       -----------
Growth
Distributions paid from:
Ordinary income                                                         $      -     $    1,109,033
Long-term capital gain                                                         -         53,454,344

Bond
Distributions paid from:
Ordinary income                                                                -         24,738,440
Long-term capital gain                                                         -                  -

                                                                                        YEARS ENDED DECEMBER 31,
                                                                                    ------------------------------
                                                                                       2002               2001
                                                                                    -----------       ------------
Money Market
Distributions paid from:
Ordinary income                                                                     $ 1,962,910        $ 5,624,781
Long-term capital gain                                                                        -                  -

Asset Allocation
Distributions paid from:
Ordinary income                                                                               -         24,476,623
Long-term capital gain                                                                        -         53,569,971

Mortgage Securities
Distributions paid from:
Ordinary income                                                                         149,451         22,990,172
Long-term capital gain                                                                        -                  -

Index 500
Distributions paid from:
Ordinary income                                                                               -          5,078,231
Long-term capital gain                                                                        -          6,116,192

Capital Appreciation
Distributions paid from:
Ordinary income                                                                               -         46,177,011
Long-term capital gain                                                                        -         47,191,115

International Stock
Distributions paid from:
Ordinary income                                                                               -         17,426,210
Long-term capital gain                                                                        -         26,184,199

Small Company Growth
Distributions paid from:
Ordinary income                                                                               -         20,048,512
Long-term capital gain                                                                        -         57,640,719

Maturing Government Bond 2002
Distributions paid from:
Ordinary income                                                                         212,720            409,119
Long-term capital gain                                                                   76,462                  -

Maturing Government Bond 2006
Distributions paid from:
Ordinary income                                                                               -            426,050
Long-term capital gain                                                                        -                  -

Maturing Government Bond 2010
Distributions paid from:
Ordinary income                                                                           5,251            632,006
Long-term capital gain                                                                        -                  -

                                                                                       YEARS ENDED DECEMBER 31,
                                                                                    ------------------------------
                                                                                        2002              2001
                                                                                    -----------       ------------
Value Stock
Distributions paid from:
Ordinary income                                                                     $         -       $  1,680,699
Long-term capital gain                                                                        -                  -

Small Company Value
Distributions paid from:
Ordinary income                                                                               -            620,845
Long-term capital gain                                                                        -          1,057,034
Tax return of capital                                                                         -            329,723

Global Bond
Distributions paid from:
Ordinary income                                                                         121,774            432,056
Long-term capital gain                                                                        -                  -

Index 400 Mid-Cap
Distributions paid from:
Ordinary income                                                                               -            344,749
Long-term capital gain                                                                        -          1,274,449
Tax return of capital                                                                         -            622,161

Macro-Cap
Value Distributions paid from:
Ordinary income                                                                               -             73,922
Long-term capital gain                                                                        -                  -

Micro-Cap Growth
Distributions paid from:
Ordinary income                                                                               -                  -
Long-term capital gain                                                                        -            145,400

Real Estate Securities
Distributions paid from:
Ordinary income                                                                           4,101            496,054
Long-term capital gain                                                                        -                  -

As of December 31, 2002, the components of distributable earnings on a tax basis for each Portfolio are as follows:

                                                                           ACCUMULATED             UNREALIZED
                                               UNDISTRIBUTED                LONG-TERM             APPRECIATION
                                              ORDINARY INCOME              GAIN (LOSS)           (DEPRECIATION)
                                              ---------------         ------------------       ------------------
Growth                                               $     -            $ (108,750,527)          $ (11,500,326)
Bond                                                       -                (4,365,625)              9,115,756
Money Market                                               -                         -                       -
Asset Allocation                                           -               (99,502,598)            (13,080,114)
Mortgage Securities                                        -                  (476,556)              6,485,345
Index 500                                                  -               (20,785,007)             74,078,815
Capital Appreciation                                       -              (101,874,033)            (33,233,854)
International Stock                                        -               (22,990,348)            (45,403,738)
Small Company Growth                                       -               (63,953,052)            (40,926,357)
Maturing Government Bond 2006                              -                   (47,895)              1,211,024
Maturing Government Bond 2010                              -                         -                 970,794
Value Stock                                                -               (28,364,571)             (2,761,240)
Small Company Value                                        -                         -              (9,163,168)
Global Bond                                                -                         -               1,691,091
Index 400 Mid-Cap                                          -                  (901,189)             (6,184,835)
Macro-Cap Value                                            -                (3,867,512)             (7,563,174)
Micro-Cap Growth                                           -               (19,295,583)             (8,214,961)
Real Estate Securities                                     -                  (260,378)                917,652

  DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders from net investment income for Money Market are declared and reinvested daily in additional shares of capital stock. For Portfolios other than Money Market, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

     Delivery and payment for securities which have been purchased by the Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2002, the Bond, Mortgage Securities and Global Bond Portfolios had entered into outstanding, when-issued or forward commitments of $2,852,930, $7,147,402 and $3,105,723, respectively. Each
Portfolio has segregated assets with the custodian to cover such when-issued and forward commitments.

(3)  INVESTMENT SECURITY TRANSACTIONS

     For the year ended December 31, 2002, the cost of purchases and proceeds from sales of investment securities aggregated $1,533,595,484 and $1,511,085,494 respectively, for Money Market Portfolio. For the other Portfolios, the cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2002 were as follows:

INVESTMENT SECURITY TRANSACTIONS

                                                                                     PURCHASES           SALES
                                                                                   -------------     -------------
Growth                                                                             $ 234,653,987     $ 254,420,297
Bond                                                                                 380,421,308       347,289,289
Asset Allocation                                                                     489,859,895       544,628,711
Mortgage Securities                                                                  206,830,863       190,995,962
Index 500                                                                             57,823,642        35,627,116
Capital Appreciation                                                                  80,496,777        96,217,790
International Stock                                                                   82,075,460        81,443,566
Small Company Growth                                                                  86,894,432        97,900,522
Maturing Government Bond 2002                                                                  -         7,704,162
Maturing Government Bond 2006                                                          1,243,346           570,612
Maturing Government Bond 2010                                                          3,541,985         1,324,898
Value Stock                                                                          143,317,106       146,312,295
Small Company Value                                                                   43,826,612        18,883,862
Global Bond                                                                          141,064,364       131,742,476
Index 400 Mid Cap                                                                     16,784,988         7,935,351
Macro-Cap Value                                                                        9,481,383         7,248,748
Micro-Cap Growth                                                                      21,127,988        23,226,435
Real Estate Securities                                                                35,349,950        17,497,425

(4) FORWARD FOREIGN CURRENCY CONTRACTS

     On December 31, 2002, Global Bond had entered into forward currency contracts that obligate Global Bond to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

EXCHANGE              CURRENCY TO BE                CURRENCY TO BE               UNREALIZED           UNREALIZED
  DATE                  DELIVERED                      RECEIVED                 APPRECIATION         DEPRECIATION
-------           ----------------------        -----------------------       ---------------        ------------
1/03/03                  69,684   EUR                  73,050   US$            $         -             $      66
1/03/03                  68,380   EUR                  71,272   US$                      -                   475
1/07/03               6,768,668   JPY                  56,760   US$                      -                   296
1/09/03               1,682,739   US$              17,100,000   MXP                      -                51,291
1/09/03               9,800,000   MXP                 939,057   US$                  4,075                     -
1/09/03               3,000,000   MXP                 296,018   US$                  9,799                     -
1/09/03               4,300,000   MXP                 425,911   US$                 15,664                     -
1/15/03                 112,584   EUR                 400,000   BRL                      -                 5,067
1/15/03                 400,000   BRL                 149,549   EUR                 43,831                     -
1/21/03              15,000,000   SEK               1,644,592   EUR                  4,273                     -
1/21/03              13,400,000   SEK               1,472,854   EUR                  7,680                     -
1/21/03              12,000,000   SEK               1,330,332   EUR                 18,786                     -
1/21/03                 760,322   EUR               6,900,000   SEK                      -                 5,959
1/21/03               1,411,958   EUR              12,700,000   SEK                      -                24,099
1/24/03                 256,147   US$                 400,000   CAD                      -                 3,180
1/24/03               1,544,498   US$               2,460,000   CAD                 11,251                     -
1/24/03               2,989,182   US$               4,670,000   CAD                      -                35,789
1/24/03                 770,000   CAD                 482,456   EUR                 18,748                     -
1/24/03               2,900,000   CAD               1,835,675   US$                  1,662                     -
1/24/03               1,800,000   CAD               1,151,594   US$                 13,242                     -
1/31/03               5,200,000   NZD               2,589,241   EUR                  4,786                     -
1/31/03               1,370,000   NZD                 685,000   EUR                  4,231                     -
1/31/03                 515,040   EUR               1,050,000   NZD                  7,193                     -
1/31/03               2,753,501   EUR               5,520,000   NZD                      -                10,238
2/24/03               2,492,500   US$               2,500,000   EUR                124,749                     -
2/24/03               2,528,287   US$               2,500,000   EUR                 88,961                     -
2/24/03               2,831,304   US$               2,800,000   EUR                100,015                     -
2/24/03               9,500,000   EUR               9,472,640   US$                      -               472,906
3/03/03               1,330,000   GBP               2,055,641   EUR                 19,681                     -
3/03/03               2,075,193   EUR               1,330,000   GBP                      -                40,145
3/03/03             124,020,600   JFY                 660,000   GBP                 10,164                     -
3/03/03                 660,000   GBP             127,761,480   JPY                 21,439                     -
3/05/03               1,500,000   GBP               2,344,849   EUR                 50,026                     -
3/05/03               1,230,400   US$                 800,000   GBP                 51,689                     -
3/10/03              19,000,000   JPY                 274,685   AUD                      -                 6,901
3/10/03             184,700,000   JPY               2,395,652   CAD                      -                48,276
3/10/03              37,000,000   JPY                 298,777   EUR                      -                    43
3/10/03             187,900,000   JPY                 974,153   GBP                      -                27,156
3/10/03               8,043,758   US$           1,000,000,000   JPY                406,408                     -
3/10/03               2,462,601   US$             308,000,000   JPY                140,050                     -
3/10/03               2,376,021   CAD             184,700,000   JPY                 60,670                     -
3/10/03               1,614,238   US$             193,000,000   JPY                 16,643                     -
3/10/03             193,000,000   JPY               1,600,198   US$                      -                30,683
7/15/03                 400,000   BRL                 107,941   EUR                      -                   529
                                                                               -----------             ---------
                                                                               $ 1,255,716             $ 763,099
                                                                               ===========             =========

AUD                           Australian Dollar
BRL                              Brazilian Real
CAD                             Canadian Dollar
EUR                                        Euro
GBP                      British Sterling Pound
JPY                                Japanese Yen
MXP                                Mexican Peso
NOK                             Norwegian Krone
NZD                          New Zealand Dollar
SEK                               Swedish Krona
US$                        United States Dollar
ZAR                          South African Rand

(5)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital), a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

     Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average net assets, in the following amounts:

                                                                                ANNUAL FEE
                                                                  -----------------------------------------------
Growth                                                            .45% of assets to $1 billion; and .40% of
                                                                  assets exceeding $1 billion
Bond                                                              .30% of assets to $500 million; and.25% of
                                                                  assets exceeding $500 million to $1 billion and
                                                                  .20% of assets exceeding $1 billion
Money Market                                                      .25% of assets to $1 billion; and .20% of
                                                                  assets exceeding $1 billion
Asset Allocation                                                  .35% of assets to $1 billion; and
                                                                  .30% of assets exceeding $1 billion
Mortgage Securities                                               .30% of assets to $1 billion; and .25% of
                                                                  assets exceeding $1 billion
Index 500                                                         .15% of assets to $250 million; and .10%
                                                                  of assets exceeding $250 million to
                                                                  $1 billion; and .075% of assets exceeding
                                                                  $1 billion
Capital Appreciation                                              .50% of assets to $1 billion; and .45% of
                                                                  assets to $1 billion
International Stock                                               .60% of assets to $ 250 million; .55% of assets
                                                                  exceeding $250 million to $500 million; .50% of
                                                                  assets exceeding $500 million to $1 billion; and
                                                                  .45% of assets exceeding $1 billion
Small Company Growth                                              .65% of assets to $1 billion; and .60% of
                                                                  assets exceeding $1 billion
Maturing Government Bond 2006                                     .25%
Maturing Government Bond 2010                                     .25%
Value Stock                                                       .50% of assets to $500 million; and .45% of
                                                                  assets exceeding $500 million to $1 billion; and
                                                                  .40% of assets exceeding $1 billion
Small Company Value                                               .70% of assets to $1 billion; and .65% of
                                                                  assets exceeding $1 billion
Global Bond                                                       .60% of assets to $1 billion; and .55% of
                                                                  assets exceeding $1 billion
Index 400 Mid-Cap                                                 .15% of assets to $ 250 million; .10% of
                                                                  assets exceeding $250
                                                                  million to $1 billion; and .075% of
                                                                  assets exceeding $1 billion
Macro-Cap Value                                                   .50%
Micro-Cap Growth                                                  .95%
Real Estate Securities                                            .60% of assets to $1 billion; and .55% of
                                                                  assets exceeding $1 billion

     Advantus Capital has sub-advisory agreements with the following registered investment advisers. Under the sub-advisory agreements, Advantus Capital pays the sub-advisers an annual fee based on average daily net assets, in the following amounts:

PORTFOLIO                          SUB-ADVISOR                                  FEE
---------                          -----------                    -----------------------------------------
Capital Appreciation          Credit Suisse Asset
                              Management, LLC                     .50% of average daily net assets
                                                                  to $150 million; .49% of average daily
                                                                  net assets to $200 million
International Stock           Templeton Investment
                              Counsel, Inc.                       .70% of average daily net assets to
                                                                  $10 million; .65% of average daily net
                                                                  assets exceeding $10 million to
                                                                  $25 million; .55% of average daily net
                                                                  assets exceeding $25 million to $50;
                                                                  .50% of average daily net assets
                                                                  exceeding $50 million to $100 million;
                                                                  and .40% of average daily net assets
                                                                  exceeding $100 million
Small Company Growth          Credit Suisse Asset
                              Management, LLC                     .65% of average daily net assets to
                                                                  $150 million; .64% of average daily net
                                                                  assets to $200 million
Small Company Value           State Street Research &
                              Management                          .65% on the first $100 million of total
                                                                  assets; .60% of total assets in excess
                                                                  of $100 million
Global Bond                   Julius Baer Investment
                              Management, Inc.                    .30% of average daily net assets
Macro-Cap Value               J.P. Morgan Investment
                              Management, Inc.                    .45% of average daily net assets
Micro-Cap Growth              Wall Street Associates              .85% of average daily net assets

     Effective May 1, 2003, the current sub-advisor for the Capital Appreciation Portfolio will be replaced by a new sub-advisor, Voyageur Asset Management, Inc.

     Effective May 1, 2003, the current sub-advisory aggrement for the Macro-Cap Value Portfolio will terminate, and the Portfolio will be managed directly by Advantus Capital.

The Fund bears certain other operating expenses including outside directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate net asset size of each Portfolio. Advantus Capital directly incurs and pays these operating expenses relating to the Fund and the Fund in turn reimburses Advantus Capital.

  VOLUNTARY FEE ABSORPTION

     Advantus Capital voluntarily absorbed all fees and expenses that exceeded, 1.10% of average daily net assets for the Small Company Value Portfolio, 1.00% of average daily net assets for the Real Estate Securities Portfolio, .65% of average daily net assets for each of the three Maturing Government Bond Portfolios, 1.05% of average daily net assets for the Macro-Cap Value Portfolio, and 1.34% of average daily net assets for the Micro-Cap Growth Portfolio. Advantus Capital has not agreed to absorb expenses over a specific period of time and it may cease its absorption of expenses at any time. If it does so, some Portfolio expenses would increase and thereby reduce investment return.

During the year ended December 31, 2002, Advantus Capital Management voluntarily agreed to absorb $34,386, $35,104, $44,356, $40,674, $50,401, $36,055 and
$47,820 in expenses that were otherwise payable by Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Small Company Value, Macro-Cap Value, Micro-Cap Growth, and Real Estate Securities Portfolios, respectively.

  ADMINISTRATIVE SERVICE FEE

Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. The administrative services fee for each Portfolio is $4,300 per month, except for International Stock, Global Bond and Macro-Cap Value Portfolios. For International Stock, Global Bond and Macro-Cap Value, the administrative services fee is $3,100 per month for each Portfolio.

  ACCOUNTING SERVICES

The Fund has an agreement with SEI Investments Mutual Fund Services (SEI) whereby SEI provides daily fund accounting services for International Stock, Global Bond and Macro-Cap Value Portfolios. Under this agreement, the annual fee for each Portfolio is equal to the greater of $45,000 or .06% of the first $150 million in net assets, .05% of net assets from $150 million to $1 billion and ..04% of net assets in excess of $1 billion.

  DISTRIBUTION FEES

     The Fund has adopted a Rule 12b-1 Distribution Plan covering all of its Portfolios except the Maturing Government Bond Portfolios. Each covered Portfolio pays distribution fees equal to .25% per annum of the average daily net assets of the Portfolio. These fees are paid out of the Portfolio's assets, which affects the Portfolios share price. The fees are paid to Securian Financial Services, Inc. (Securian) the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Portfolios shares. Securian may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

(6)  STOCK INDEX FUTURES CONTRACTS

     Investments in securities as of December 31, 2002, included securities valued at $16,032,000 in the Index 500 Portfolio and $3,517,160 in the Index 400 Mid-Cap Portfolio that were used as collateral to cover initial margin deposits on 26 open March 2003 S&P 500 and 13 open March 2003 EMINI Futures purchase contracts in the Index 500 Portfolio and 47 open March 2003 Mid-Cap 400 Futures purchase contracts in the Index 400 Mid-Cap Portfolio. The market value of the open purchase contracts as of December 31, 2002, was $5,516,160 in the Index 500 Portfolio and $2,020,530 in the Index 400 Mid-Cap Portfolio with a net unrealized loss of $148,439 in the Index 500 Portfolio and a net unrealized loss of $26,505 in the Index 400 Mid-Cap Portfolio.

(7)  SECURITIES LENDING

     To enhance returns, certain portfolio's of the Fund loan securities to brokers in exchange for collateral. The Portfolios receive a fee from the brokers measured as a percent of the loaned securities. At December 31, 2002, the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risks to the portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The value of securities on loan and collateral held for each of the portfolios loaning securities at December 31, 2002, were:

                                                                    MARKET VALUE      MARKET VALUE
                                                                    OF SECURITIES     OF COLLATERAL
                                                                        LOANED            HELD
                                                                    -------------     -------------
Growth                                                              $  9,110,646     $   9,400,146
Asset Allocation                                                      24,159,907        25,137,654
Index 500                                                             27,127,002        28,716,578
Capital Appreciation                                                   2,690,495         2,763,997
International Stock                                                   32,725,722        35,121,075
Small Company Growth                                                  16,784,097        17,716,318
Value Stock                                                            5,289,370         5,467,680
Small Company Value                                                    8,539,840         9,188,771
Index 400 Mid-Cap                                                      6,983,119         7,277,084
Macro-Cap Value                                                        1,112,434         1,186,674
Micro-Cap Growth                                                       5,466,860         5,840,540
Real Estate Securities                                                 2,319,732         2,411,288

(8)  CAPITAL SHARE TRANSACTIONS

Transactions in shares of Portfolios for the years ended December 31, 2002 and December 31, 2001 were as follows:

                                                              GROWTH                              BOND
                                                    ---------------------------         --------------------------
                                                       2002            2001                2002            2001
                                                    -----------    ------------         -----------    -----------
Sold                                                 30,683,449      30,696,483          55,927,804     56,598,327
Issued for reinvested distributions                           -      35,260,552                   -     20,922,065
Redeemed                                            (51,403,156)    (49,455,376)        (43,278,128)   (30,978,844)
                                                   ------------    ------------         -----------    -----------
                                                    (20,719,707)     16,501,659          12,649,676     46,541,548
                                                   ============    ============         ===========    ===========

                                                           MONEY MARKET                      ASSET ALLOCATION
                                                   ----------------------------         --------------------------
                                                       2002            2001                2002            2001
                                                   ------------    ------------         -----------    -----------
Sold                                                143,102,900     141,076,862          34,613,682     43,181,355
Issued for reinvested distribution                    1,959,381       5,682,900                   -     54,326,458
Redeemed                                           (121,416,680)   (190,799,884)        (83,428,552)   (85,517,405)
                                                   ------------    ------------         -----------    -----------
                                                     23,645,601     (44,040,122)        (48,814,870)    11,990,408
                                                   ============    ============         ===========    ===========

                                                        MORTGAGE SECURITIES                      INDEX 500
                                                   ----------------------------         --------------------------
                                                       2002            2001                 2002           2001
                                                   ------------    ------------         -----------    -----------
Sold                                                 70,887,702      77,693,868          50,204,423     36,921,915
Issued for reinvested distributions                     122,215      19,534,032                   -      3,201,911
Redeemed                                             72,842,734     (25,544,820)        (44,752,389)   (34,685,594)
                                                   ------------    ------------         -----------    -----------
                                                     (1,832,817)     71,683,079           5,452,034      5,438,232
                                                   ============    ============         ===========    ===========


                                                        CAPITAL APPRECIATION                INTERNATIONAL STOCK
                                                   ----------------------------         --------------------------
                                                       2002            2001                 2002           2001
                                                   ------------    ------------         -----------    -----------
Sold                                                 23,602,544      20,571,738          51,760,827     33,380,351
Issued for reinvested distributions                           -      53,663,688                   -     32,112,130
Redeemed                                            (43,934,951)    (38,034,517)        (57,121,165)   (51,796,614)
                                                   ------------    ------------         -----------    -----------
                                                    (20,332,407)     36,200,909          (5,360,338)    13,695,867
                                                   ============    ============         ===========    ===========

                                                                                           MATURING GOVERNMENT
                                                       SMALL COMPANY GROWTH                     BOND 2002
                                                   ----------------------------         --------------------------
                                                       2002            2001                2002           2001
                                                   ------------    ------------         -----------    -----------
Sold                                                 43,512,133      37,329,384             341,728        903,511
Issued for reinvested distributions                           -      93,003,571                   -        372,812
Redeemed                                            (57,471,236)    (48,068,203)         (7,354,127)    (2,226,306)
                                                   ------------    ------------         -----------    -----------
                                                    (13,959,103)     82,264,752          (7,012,399)      (949,983)
                                                   ============    ============         ===========    ===========

                                                        MATURING GOVERNMENT                 MATURING GOVERNMENT
                                                             BOND 2006                           BOND 2010
                                                   ----------------------------         --------------------------
                                                       2002            2001                 2002           2001
                                                   ------------    ------------         -----------    -----------
Sold                                                  2,170,329       2,616,176           3,138,308      1,435,044
Issued for reinvested distributions                           -         351,814               4,183        490,461
Redeemed                                             (1,569,941)     (1,259,321)         (1,547,115)    (1,421,532)
                                                   ------------    ------------         -----------    -----------
                                                        600,388       1,708,669           1,595,376        503,973
                                                   ============    ============         ===========    ===========

                                                            VALUE STOCK                     SMALL COMPANY VALUE
                                                   ----------------------------         --------------------------
                                                       2002            2001                 2002           2001
                                                   ------------    ------------         -----------    -----------
Sold                                                 20,073,522      19,744,562          38,656,403     21,112,837
Issued for reinvested distributions                           -       1,127,330                   -      1,584,207
Redeemed                                            (25,746,571)    (24,559,462)        (17,157,172)    (9,642,067)
                                                   ------------    ------------         -----------    -----------
                                                     (5,673,049)     (3,687,570)         21,499,231     13,054,977
                                                   ============    ============         ===========    ===========

                                                            GLOBAL BOND                     INDEX 400 MID-CAP
                                                    ----------------------------       ----------------------------
                                                       2002            2001               2002            2001
                                                    ------------   -------------       ------------   -------------
Sold                                                 13,936,749       8,533,523          22,067,302     14,161,041
Issued for reinvested distributions                     133,589         470,634                   -      2,021,105
Redeemed                                             (7,842,322)     (5,089,064)        (14,848,099)    (9,338,185)
                                                    ------------   -------------       ------------   -------------
                                                      6,228,016       3,915,093           7,219,203      6,843,961
                                                    ============   =============       ============   =============

                                                          MACRO-CAP VALUE                   MICRO-CAP GROWTH
                                                    ----------------------------       ----------------------------
                                                       2002            2001               2002            2001
                                                    ------------   -------------       ------------   -------------
Sold                                                 10,997,254      11,344,341           9,491,980      8,789,224
Issued for reinvested distributions                           -          74,740                   -        107,840
Redeemed                                             (9,360,785)    (10,153,610)        (10,493,737)    (9,574,375)
                                                    ------------   -------------       ------------   -------------
                                                      1,636,469       1,265,471          (1,001,757)      (677,311)
                                                    ============   =============       ============   =============

                                                       REAL ESTATE SECURITIES
                                                    ----------------------------
                                                       2002            2001
                                                    ------------   -------------
Sold                                                 26,219,738       8,342,175
Issued for reinvested distributions                       3,890         517,118
Redeemed                                             (9,427,201)     (3,552,654)
                                                    ------------   -------------
                                                     16,796,427       5,306,639
                                                    ============   =============

(9)   ILLIQUID SECURITIES

      Each Portfolio of the Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At December 31, 2002, investments in securities of Bond, Asset Allocation and Mortgage Securities include issues that are illiquid. The aggregate values of illiquid securities held by Bond, Asset Allocation and Mortgage Securities were $7,884,195, $4,728,691 and $12,438,477, respectively, which represent 2.9%, 1.3%
and 5.0% of net assets, respectively. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(10)  COMMISSION RECAPTURE

      The Capital Appreciation Portfolio and International Stock Portfolio participate in commission recapture agreements with certain brokers whereby a portion of brokerage commissions on Security trades are refunded. The commission recapture is reported as commission reimbursement income on the statement of operations. For the year ended December 31, 2002, the Capital Appreciation Portfolio and International Stock Portfolio had participated in such agreements and recaptured $26,002 and $70,842, respectively, in brokerage commissions.

(11)  FINANCIAL HIGHLIGHTS

GROWTH PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------
                                                      2002         2001      2000(b)      1999        1998
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value beginning of year                   $    1.57   $    2.52   $    3.33   $    2.74   $    2.40
                                                    ---------   ---------   ---------   ---------   ---------
Income from investment operations:
   Net investment income (loss)                             -           -        (.01)          -         .01
   Net gains (losses) on securities
     (both realized and unrealized)                      (.40)       (.63)       (.68)        .67         .74
                                                    ---------   ---------   ---------   ---------   ---------
      Total from investment operations                   (.40)       (.63)       (.69)        .67         .75
                                                    ---------   ---------   ---------   ---------   ---------
Less distributions:
   Dividends from net investment income                     -           -           -        (.01)       (.02)
   Distributions from net realized gains                    -        (.32)       (.12)       (.07)       (.39)
                                                    ---------   ---------   ---------   ---------   ---------
      Total distributions                                   -        (.32)       (.12)       (.08)       (.41)
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value, end of year                        $    1.17   $    1.57   $    2.52   $    3.33   $    2.74
                                                    =========   =========   =========   =========   =========
Total return (a)                                       (25.44)%    (24.80)%    (21.83) %    25.67%      34.70%
Net assets, end of year (in thousands)              $ 198,421   $ 298,635   $ 438,717   $ 594,676   $ 468,382
Ratio of expenses to average
  daily net assets                                        .76%        .75%        .68%        .53%        .53%
Ratio of net investment (loss) income to
  average daily net assets                                .19%       (.11)%      (.23)%       .12%        .40%
Portfolio turnover rate (excluding
  short-term securities)                                 98.7%      119.9%      119.2%       65.3%       66.4%

----------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

BOND PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------
                                                       2002       2001     2000(b)      1999       1998
                                                    ---------  ---------  ---------  ---------  ---------
Net asset value beginning of year                   $    1.18  $    1.22  $    1.18  $    1.31  $    1.33
                                                    ---------  ---------  ---------  ---------  ---------
Income from investment operations:
   Net investment income                                  .06        .06        .08        .07        .06
   Net gains (losses) on securities
     (both realized and unrealized)                       .06        .04        .03       (.10)       .01
                                                    ---------  ---------  ---------  ---------  ---------
      Total from investment operations                    .12        .10        .11       (.03)       .07
                                                    ---------  ---------  ---------  ---------  ---------
Less distributions:
   Dividends from net investment income                     -       (.14)      (.07)      (.07)      (.07)
   Distributions from net realized gains                    -          -          -       (.03)      (.02)
                                                    ---------  ---------  ---------  ---------  ---------
     Total distributions                                    -       (.14)      (.07)      (.10)      (.09)
                                                    ---------  ---------  ---------  ---------  ---------
Net asset value, end of year                        $    1.30  $    1.18  $    1.22  $    1.18  $    1.31
                                                    =========  =========  =========  =========  =========

Total return (a)                                        10.50%      7.90%     10.44%     (2.73)%     6.08%
Net assets, end of year (in thousands)              $ 276,486  $ 235,318  $ 187,254  $ 181,881  $ 178,793
Ratio of expenses to average daily
  net assets                                              .61%       .60%       .61%       .56%       .55%
Ratio of net investment income to
  average daily net assets                               5.20%      5.96%      6.43%      5.92%      5.84%
Portfolio turnover rate (excluding
  short-term securities)                                140.8%     197.8%     206.8%     140.8%     252.1%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

MONEY MARKET PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------
                                                       2002       2001     2000(b)      1999       1998
                                                   ----------  ---------  ---------  ---------  ---------
Net asset value beginning of year                   $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                    ---------  ---------  ---------  ---------  ---------
Income from investment operations:
   Net investment income                                  .01        .04        .06        .05        .05
                                                    ---------  ---------  ---------  ---------  ---------
      Total from investment operations                    .01        .04        .06        .05        .05
                                                    ---------  ---------  ---------  ---------  ---------
Less distributions:
   Dividends from net investment income                  (.01)      (.04)      (.06)      (.05)      (.05)
                                                    ---------  ---------  ---------  ---------  ---------
      Total distributions                                (.01)      (.04)      (.06)      (.05)      (.05)
                                                    ---------  ---------  ---------  ---------  ---------
Net asset value, end of year                        $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                    =========  =========  =========  =========  =========
Total return (a)                                         1.28%      3.75%      5.96%      4.71%      4.97%
Net assets, end of year (in thousands)              $ 163,703  $ 140,058  $ 184,098  $ 156,580  $ 126,177
Ratio of expenses to average daily
  net assets                                              .57%       .57%       .58%       .56%       .58%
Ratio of net investment income to
  average daily net assets                               1.26%      3.73%      5.83%      4.61%      4.84%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ASSET ALLOCATION PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------
                                                       2002       2001     2000(b)      1999       1998
                                                   ----------  ---------  ---------  ---------  ---------
Net asset value beginning of year                   $    1.45  $    2.00  $    2.39  $    2.28  $    2.03
                                                    ---------  ---------  ---------  ---------  ---------
Income from investment operations:
   Net investment income                                  .04        .03        .05        .05        .05
   Net gains (losses) on securities
     (both realized and unrealized)                      (.17)      (.33)      (.28)       .27        .40
                                                    ---------  ---------  ---------  ---------  ---------
      Total from investment operations                   (.13)      (.30)      (.23)       .32        .45
                                                    ---------  ---------  ---------  ---------  ---------
Less distributions:
   Dividends from net investment income                     -       (.03)      (.05)      (.10)      (.06)
   Distributions from net realized gains                    -       (.22)      (.11)      (.11)      (.14)
                                                    ---------  ---------  ---------  ---------  ---------
      Total distributions                                   -       (.25)      (.16)      (.21)      (.20)
                                                    ---------  ---------  ---------  ---------  ---------
Net asset value, end of year                        $    1.32  $    1.45  $    2.00  $    2.39  $    2.28
                                                    =========  =========  =========  =========  =========
Total return (a)                                        (8.98)%   (14.36)%   (10.40)%    15.17%     23.65%
Net assets, end of year
  (in thousands)                                    $ 374,268  $ 482,160  $ 638,972  $ 750,129  $ 637,997
Ratio of expenses to average daily
  net assets                                              .65%       .64%       .61%       .53%       .53%
Ratio of net investment income to
  average daily net assets                               2.46%      1.93%      2.12%      2.28%      2.51%
Portfolio turnover rate (excluding
  short-term securities)                                116.5%     169.4%     139.3%      97.0%     129.6%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio`s shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

MORTGAGE SECURITIES PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------
                                                       2002       2001     2000(b)      1999       1998
                                                   ----------  ---------  ---------  ---------  ---------
Net asset value beginning of year                   $    1.18  $    1.22  $    1.17$      1.22  $    1.21
                                                    ---------  ---------  ---------  ---------  ---------
Income from investment operations:

   Net investment income                                  .08        .07        .09       .07         .08
   Net gains (losses) on securities
     (both realized and unrealized)                       .03        .04        .04       (.05)         -
                                                    ---------  ---------  ---------  ---------  ---------
      Total from investment operations                    .11        .11        .13        .02        .08
                                                    ---------  ---------  ---------  ---------  ---------
Less distributions:
   Dividends from net investment income                     -       (.15)      (.08)      (.07)      (.07)
                                                    ---------  ---------  ---------  ---------  ---------
      Total distributions                                   -       (.15)      (.08)      (.07)      (.07)
                                                    ---------  ---------  ---------  ---------  ---------
Net asset value, end of year                        $    1.29  $    1.18  $    1.22  $    1.17  $    1.22
                                                    =========  =========  =========  =========  =========
Total return (a)                                         9.66%      9.04%     11.80%      1.99%      6.57%
Net assets, end of year (in thousands)              $ 249,802  $ 230,141  $ 151,141  $ 138,815  $ 124,358
Ratio of expenses to average daily
  net assets                                              .62%       .61%       .62%       .57%       .57%
Ratio of net investment income to average
  daily net assets                                       6.41%      6.85%      7.30%      6.88%      6.76%
Portfolio turnover rate (excluding
  short-term securities)                                 82.4%      81.9%      48.9%      79.4%     116.7%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

INDEX 500 PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------
                                                       2002        2001      2000(b)       1999        1998
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value beginning of year                   $    3.47   $    4.05   $    4.56   $    3.91   $    3.10
                                                    ---------   ---------   ---------   ---------   ---------
Income from investment operations:
   Net investment income                                  .04         .03         .03         .04         .04
   Net gains (losses) on securities
     (both realized and unrealized)                      (.81)       (.54)       (.44)        .74         .82
                                                    ---------   ---------   ---------   ---------   ---------
      Total from investment operations                   (.77)       (.51)       (.41)        .78         .86
                                                    ---------   ---------   ---------   ---------   ---------
Less distributions:
   Dividends from net investment income                     -        (.03)       (.03)       (.07)       (.03)
   Distributions from net realized gains                    -        (.04)       (.07)       (.06)       (.02)
                                                    ---------   ---------   ---------   ---------   ---------
      Total distributions                                   -        (.07)       (.10)       (.13)       (.05)
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value, end of year                        $    2.70   $    3.47   $    4.05   $    4.56   $    3.91
                                                    =========   =========   =========   =========   =========

Total return (a)                                       (22.37)%    (12.25)%    (9.39)%     20.28%      27.99%
Net assets, end of year
  (in thousands)                                    $ 418,897   $ 520,644   $ 584,239   $ 657,824   $ 536,859
Ratio of expenses to average daily
  net assets                                              .43%        .42%        .44%        .45%        .44%
Ratio of net investment income to
  average daily net assets                               1.23%        .93%        .73%        .85%       1.08%
Portfolio turnover rate (excluding
  short-term securities)                                  7.8%        6.1%       12.8%       25.6%       30.2%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital prior investment advisory agreement.

CAPITAL APPRECIATION PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------
                                                       2002        2001      2000(b)       1999        1998
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value beginning of year                   $    1.60   $    3.06   $    3.70   $    3.54   $    2.85
                                                    ---------   ---------   ---------   ---------   ---------
Income from investment operations:
   Net investment loss                                      -           -        (.01)       (.01)          -
   Net gains (losses) on securities
     (both realized and unrealized)                      (.51)       (.69)       (.30)        .64         .86
                                                    ---------   ---------   ---------   ---------   ---------
      Total from investment operations                   (.51)       (.69)       (.31)        .63         .86
                                                    ---------   ---------   ---------   ---------   ---------
Less distributions:
   Distributions from net realized gains                    -        (.77)       (.33)       (.47)       (.17)
                                                    ---------   ---------   ---------   ---------   ---------
      Total distributions                                   -        (.77)       (.33)       (.47)       (.17)
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value, end of year                        $      1.09 $    1.60   $    3.06   $    3.70   $    3.54
                                                    =========== =========   =========   =========   =========
Total return (a)                                       (31.54)%    (24.63)%    (10.16)%     21.51%      30.83%
Net assets, end of year
  (in thousands)                                    $ 153,488   $ 256,755   $ 380,983   $ 457,449   $ 392,800
Ratio of expenses to average daily
  net assets                                              .83%        .80%        .81%        .79%        .78%
Ratio of net investment income to
  average daily net assets                               (.03)%       .11%       (.17)%      (.24)%      (.21)%
Portfolio turnover rate (excluding
  short-term securities)                                 43.0%       90.3%      193.1%      114.1%       82.7%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective, May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

INTERNATIONAL STOCK PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------
                                                       2002        2001      2000(b)       1999        1998
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value beginning of year                   $    1.34   $    1.76   $    1.94   $    1.73   $    1.71
                                                    ---------   ---------   ---------   ---------   ---------
Income from investment operations:
   Net investment income                                  .02         .03         .03         .04         .04
   Net gains (losses) on securities
     (both realized and unrealized)                      (.26)       (.23)       (.02)        .31         .08
                                                    ---------   ---------   ---------   ---------   ---------
      Total from investment operations                   (.24)       (.20)        .01         .35         .12
                                                    ---------   ---------   ---------   ---------   ---------
Less distributions:
   Dividends from net investment income                     -        (.06)       (.03)       (.05)       (.05)
   Distributions from net realized gains                    -        (.16)       (.16)       (.09)       (.05)
                                                    ---------   ---------   ---------   ---------   ---------
      Total distributions                                   -        (.22)       (.19)       (.14)       (.10)
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value, end of year                        $    1.10   $    1.34   $    1.76   $    1.94   $    1.73
                                                    =========   =========   =========   =========   =========
Total return (a)                                       (17.82)%    (11.21)%       .81%      21.43%       6.61%
Net assets, end of year (in thousands)              $ 223,017   $ 278,545   $ 342,930   $ 363,849   $ 310,873
Ratio of expenses to average daily
  net assets                                              .99%        .97%       1.07%        .90%        .94%
Ratio of net investment income to
  average daily net assets                               1.87%       1.60%       2.10%       2.03%       2.55%
Portfolio turnover rate (excluding
  short-term securities)                                 32.7%       39.4%       46.8%       34.7%       22.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

SMALL COMPANY GROWTH PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------
                                                       2002        2001      2000(b)       1999        1998
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value beginning of year                   $     .97   $    2.05   $    2.44   $    1.68   $    1.65
                                                    ---------   ---------   ---------   ---------   ---------
Income from investment operations:
   Net investment loss                                   (.01)       (.01)       (.01)       (.01)          -
   Net gains (losses) on securities
     (both realized and unrealized)                      (.30)       (.40)       (.22)        .77         .03
                                                    ---------   ---------   ---------   ---------   ---------
      Total from investment operations                   (.31)       (.41)       (.23)        .76         .03
                                                    ---------   ---------   ---------   ---------   ---------
Less distributions:
   Distributions from net realized gains                    -        (.67)       (.16)          -           -
                                                    ---------   ---------   ---------   ---------   ---------
      Total distributions                                   -        (.67)       (.16)          -           -
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value, end of year                        $    0.66   $    0.97   $    2.05   $    2.44   $    1.68
                                                    =========   =========   =========   =========   =========
Total return (a)                                       (31.80)%    (14.70)%    (11.28)%     45.63%       1.27%
Net assets, end of year (in thousands)              $ 122,888   $ 193,705   $ 240,978   $ 269,881   $ 195,347
Ratio of expenses to average daily
  net assets                                              .98%        .97%        .92%        .80%        .79%
Ratio of net investment income (loss) to
  average daily net assets                              (0.73)%     (0.55)%     (0.47)%     (0.45)%     (0.28)%
Portfolio turnover rate (excluding
  short-term securities)                                 61.7%       97.8%      154.3%      105.1%       75.5%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

MATURING GOVERNMENT BOND 2002 PORTFOLIO

                                                                             YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                      2002(e)      2001      2000(c)       1999        1998        1997(f)
                                                    ---------   ---------   ---------   ---------   ---------    -----------
Net asset value beginning of year                   $    1.10     $  1.08     $  1.05   $    1.11     $  1.07       $   1.05
                                                    ---------     -------     -------   ---------     -------       --------
Income from investment operations:
   Net investment income                                  .03         .06         .06         .05         .05            .06
   Net gains (losses) on securities
     (both realized and unrealized)                       .06         .02         .03        (.06)        .06            .02
                                                    ---------     -------     -------   ---------     -------       --------
      Total from investment operations                    .09         .08         .09        (.01)        .11            .08
                                                    ---------     -------     -------   ---------     -------       --------
Less distributions:
   Dividends from net investment income                  (.03)       (.06)       (.06)       (.05)       (.06)          (.05)
   Distributions from net realized gains                 (.06)          -           -           -        (.01)          (.01)
   Liquidating distributions                            (1.10)          -           -           -           -              -
                                                    ---------     -------     -------   ---------     -------       --------
      Total distributions                               (1.19)       (.06)       (.06)       (.05)       (.07)          (.06)
                                                    ---------     -------     -------   ---------     -------       --------
Net asset value, end of year                                -     $  1.10     $  1.08   $    1.05     $  1.11       $   1.07
                                                    =========     =======     =======   =========     =======       ========

Total return (a)                                         1.58%       7.55%       8.20%       (.48)%      9.61%          8.50%
Net assets, end of year (in thousands)                      -     $ 7,696     $ 8,581   $  10,161     $ 6,854       $  4,208
Ratio of expenses to average daily
  net assets (b)                                          .65%(d)     .40%        .40%        .40%        .34%           .20%
Ratio of net investment income to
  average daily net assets (b)                           4.07%(d)    5.33%       5.60%       5.37%       5.74%          5.99%
Portfolio turnover rate (excluding
  short-term securities)                                  3.2%       24.9%       49.5%       21.1%       35.2%          36.9%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year total return presented has not been annualized.
(b) Minnesota Life voluntarily absorbed $34,386, $60,379, $60,401, $53,336,
    $37,949 and $36,833 in expenses for the period ended September 20, 2002, and the years ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.31%, 1.20%, 1.10%, 1.08%, 1.07% and 1.14% respectively, and the ratio of net investment income to average daily net assets would have been 4.73%, 4.53%, 4.90%, 4.69%, 5.01%, and 5.05%, respectively.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d) Annualized.
(e) Pursuant to the terms of it's prospectus, the Maturing Government Bond 2002 Portfolio made a liquidating distribution and ceased operations on September 20, 2002.
(f) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLICAsset Management Company.

MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------
                                                       2002        2001      2000(c)       1999        1998
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value beginning of year                   $    1.22   $    1.18   $    1.09   $    1.25   $    1.16
                                                    ---------   ---------   ---------   ---------   ---------
Income from investment operations:
   Net investment income                                  .06         .06         .07         .07         .05
   Net gains (losses) on securities
     (both realized and unrealized)                       .10         .04         .09        (.16)        .11
                                                    ---------   ---------   ---------   ---------   ---------
      Total from investment operations                    .16         .10         .16        (.09)        .16
                                                    ---------   ---------   ---------   ---------   ---------
Less distributions:
   Dividends from net investment income                     -        (.06)       (.07)       (.07)       (.06)
   Excess distributions of net
     investment income                                      -           -           -           -        (.01)
                                                    ---------   ---------   ---------   ---------   ---------
      Total distributions                                   -        (.06)       (.07)       (.07)       (.07)
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value, end of year                        $    1.38   $    1.22   $    1.18   $    1.09   $    1.25
                                                    =========   =========   =========   =========   =========
Total return (a)                                        12.99%       8.08%      15.63%      (7.81)%     14.37%
Net assets, end of year (in thousands)              $  10,650   $   8,694   $   6,429   $   6,261   $   6,870
Ratio of expenses to average daily
  net assets (b)                                          .65%        .40%        .40%        .40%        .40%
Ratio of net investment income to
  average daily net assets (b)                           4.81%       5.39%       5.92%       5.76%       5.57%
Portfolio turnover rate (excluding
  short-term securities)                                  5.9%        6.4%        3.4%       19.8%       21.6%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Minnesota Life voluntarily absorbed $35,104, $59,498, $61,355, $56,178 and $37,165 in expenses for the years ended December 31, 2002, 2001, 2000, 1999, and 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.02%, 1.16%, 1.41%, 1.26% and 1.12%, respectively, and the ratio of net investment income to average daily net assets would have been 4.44%, 4.63%, 4.91%, 4.90% and 4.85%, respectively.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------
                                                       2002        2001      2000(c)       1999        1998
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value beginning of year                   $    1.27   $    1.35   $    1.19   $    1.41   $    1.29
                                                    ---------   ---------   ---------   ---------   ---------
Income from investment operations:
   Net investment income                                  .05         .07         .08         .08         .06
   Net gains (losses) on securities
     (both realized and unrealized)                       .19        (.01)        .17        (.24)        .12
                                                    ---------   ---------   ---------   ---------   ---------
      Total from investment operations                    .24         .06         .25        (.16)        .18
                                                    ---------   ---------   ---------   ---------   ---------
Less distributions:
   Dividends from net investment income                     -        (.14)       (.08)       (.06)       (.06)
   Distributions from net realized gains                    -           -        (.01)          -           -
                                                    ---------   ---------   ---------   ---------   ---------
      Total distributions                                   -        (.14)       (.09)       (.06)       (.06)
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value, end of year                        $    1.51   $    1.27   $    1.35   $    1.19   $   1.41
                                                    =========   =========   =========   =========   ========
Total return (a)                                        18.85%       4.96%      21.36%     (11.54)%     14.28%
Net assets, end of year (in thousands)              $   9,359   $   5,855   $   5,537   $   4,942   $   5,648
Ratio of expenses to average daily
  net assets (b)                                          .65%        .40%        .40%        .40%        .40%
Ratio of net investment income to average
  daily net assets (b)                                   4.79%       5.49%       6.22%       5.82%       5.48%
Portfolio turnover rate (excluding
  short-term securities)                                 19.1%       17.3%        8.3%       28.4%       28.2%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Minnesota Life voluntarily absorbed $44,356, $61,422, $62,524, $55,419 and $39,052 in expenses for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.28%, 1.42%, 1.66%, 1.43% and 1.33%, respectively, and the ratio of net investment income to average daily net assets would have been 4.16%, 4.47%, 4.96%, 4.79% and 4.55%, respectively.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

VALUE STOCK PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------
                                                       2002        2001      2000(c)       1999        1998
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value beginning of year                   $    1.48      $ 1.67   $    1.71   $    1.76   $    1.73
                                                    ---------      ------   ---------   ---------   ---------
Income from investment operations:
   Net investment income                                  .02         .02         .01         .02         .03
   Net losses on securities
     (both realized and unrealized)                      (.25)       (.19)       (.03)       (.02)          -
                                                    ---------      ------   ---------   ---------   ---------
      Total from investment operations                   (.23)       (.17)       (.02)          -         .03
                                                    ---------      ------   ---------   ---------   ---------
Less distributions:
   Dividends from net investment income                     -        (.02)       (.02)       (.05)          -
                                                    ---------      ------   ---------   ---------   ---------
      Total distributions                                   -        (.02)       (.02)       (.05)          -
                                                    ---------      ------   ---------   ---------   ---------
Net asset value, end of year                        $    1.25   $    1.48   $    1.67   $    1.71   $    1.76
                                                    =========   =========   =========   =========   =========
Total return (a)                                       (15.32)%    (10.45)%     (1.61)%       .27%       1.75%
Net assets, end of year (in thousands)              $ 112,803   $ 141,601   $ 166,134   $ 191,380   $ 214,046
Ratio of expenses to average
  daily net assets                                        .83%        .84%        .83%        .80%        .79%
Ratio of net investment income to
  average daily net assets                               1.27%       1.10%        .84%       1.26%       1.54%
Portfolio turnover rate (excluding
  short-term securities)                                112.4%      132.7%      163.1%      131.2%       88.9%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

SMALL COMPANY VALUE PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------
                                                       2002        2001      2000(c)       1999        1998
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value beginning of year                   $    1.27   $    1.16   $    0.91   $    0.95   $    1.03
                                                    ---------   ---------   ---------   ---------   ---------
Income from investment operations:
   Net investment income                                    -           -           -         .01         .01
   Net gains (losses) on securities
     (both realized and unrealized)                      (.25)        .18         .25        (.04)       (.08)
                                                    ---------   ---------   ---------   ---------   ---------
      Total from investment operations                   (.25)        .18         .25        (.03)       (.07)
                                                    ---------   ---------   ---------   ---------   ---------
Less distributions:
   Dividends from net investment income                     -           -           -        (.01)       (.01)
   Distributions from net realized gains                    -        (.06)          -           -           -
   Tax return of capital                                    -        (.01)          -           -           -
                                                    ---------   ---------   ---------   ---------   ---------
      Total distributions                                   -        (.07)          -        (.01)       (.01)
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value, end of year                        $    1.02   $    1.27   $    1.16   $     .91   $     .95
                                                    =========   =========   =========   =========   =========
Total return (a)                                       (19.98)%     15.59%      28.00%      (3.07)%     (6.75)%
Net assets, end of year (in thousands)              $  54,944   $  41,337   $  22,564   $  12,518   $   8,646
Ratio of expenses to average daily
  net assets (b)                                         1.10%       1.10%       1.05%        .90%        .90%
Ratio of net investment income (loss) to
  average daily net assets (b)                           (.43)%      (.16)%       .29%       1.42%       1.52%
Portfolio turnover rate (excluding
  short-term securities)                                 38.8%       22.6%      122.0%      101.5%       70.2%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Minnesota Life voluntarily absorbed $40,674, $39,093, $87,809, $67,886 and $58,848 in expenses for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.17%, 1.22%, 1.58%, 1.56% and 1.83%, respectively, and the ratio of net investment income to average daily net assets would have been (.50)%, (.28)%, (.24)%, .76% and .59%, respectively.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

GLOBAL BOND PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------
                                                       2002        2001      2000(c)       1999        1998
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value beginning of year                   $     .92   $     .95   $     .94   $    1.05   $     .98
                                                    ---------   ---------   ---------   ---------   ---------
Income from investment operations:
   Net investment income                                  .05         .04         .04         .05         .05
   Net gains (losses) on securities
     (both realized and unrealized)                       .12        (.06)       (.03)       (.13)        .11
                                                    ---------   ---------   ---------   ---------   ---------
      Total from investment operations                    .17        (.02)        .01        (.08)        .16
                                                    ---------   ---------   ---------   ---------   ---------
Less distributions:
   Dividends from net investment income                     -        (.01)          -       (0.03)      (0.03)
   Distributions from net realized gains                    -           -           -           -       (0.06)
   Excess distributions of net
     investment income                                      -           -           -           -           -
                                                    ---------   ---------   ---------   ---------   ---------
      Total distributions                                   -        (.01)          -        (.03)       (.09)
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value, end of year                        $    1.09   $     .92   $     .95   $     .94   $    1.05
                                                    =========   =========   =========   =========   =========
Total return (a)                                        17.94%      (1.51)%      1.42%      (7.81)%     16.18
Net assets, end of year  (in thousands)             $  53,683   $  39,958   $  37,177   $  32,093   $  31,152
Ratio of expenses to average daily
  net assets                                             1.24%       1.20%       1.33%        .94%       1.13
Ratio of net investment income to
  average daily net assets                               4.52%       4.50%       4.85%       5.90%       4.86
Portfolio turnover rate (excluding
  short-term securities)                                304.1%      251.7%      306.8%      287.4%      285.3

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

INDEX 400 MID-CAP PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------
                                                       2002        2001      2000(c)       1999        1998
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value beginning of year                   $    1.13   $    1.22   $    1.18   $    1.15   $    1.01
                                                    ---------   ---------   ---------   ---------   ---------
Income from investment operations:
   Net investment income                                    -         .01         .01           -         .01
   Net gains (losses) on securities
     (both realized and unrealized)                      (.17)       (.03)        .19         .15         .16
                                                    ---------   ---------   ---------   ---------   ---------
      Total from investment operations                   (.17)       (.02)        .20         .15         .17
                                                    ---------   ---------   ---------   ---------   ---------
Less distributions:
   Dividends from net investment income                     -        (.01)     (.01)            -        (.01)
   Distributions from net realized gains                    -        (.04)     (.15)         (.12)       (.02)
   Tax return of capital                                    -        (.02)     -                -           -
                                                    ---------   ---------   ---------   ---------   ---------
      Total distributions                                   -        (.07)       (.16)       (.12)       (.03)
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value, end of year                        $     .96   $    1.13   $    1.22   $    1.18   $    1.15
                                                    =========   =========   =========   =========   =========
Total return (a)                                       (15.03)%     (1.07)%     16.05%      15.96%      16.68%
Net assets, end of year  (in thousands)             $  41,835   $  41,069   $  35,768   $  24,357   $  10,511
Ratio of expenses to average daily
  net assets (b)                                          .65%        .55%        .55%        .55%        .55%
Ratio of net investment income to
  average daily net assets (b)                            .42%        .82%       1.18%        .72%        .78%
Portfolio turnover rate (excluding
  short-term securities)                                 20.0%       29.8%       78.3%       76.6%       85.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms to the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Minnesota Life voluntarily absorbed $45,365, $74,402, $70,044 and $52,946 in expenses for the years ended December 31, 2001, 2000, 1999 and 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expense to average daily net assets would have been .67%, .80%, 1.00%, and 1.36%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .70%, .93%, .27%, and (.03)% respectively.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. which replaces the prior investment advisory agreement.

MACRO-CAP VALUE PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------
                                                       2002        2001      2000(c)       1999        1998
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value beginning of year                   $     .98   $    1.06   $    1.16   $    1.14   $     .97
                                                    ---------   ---------   ---------   ---------   ---------
Income from investment operations:
   Net investment income                                    -           -           -         .01         .01
   Net gains (losses) on securities
     (both realized and unrealized)                      (.28)       (.08)       (.08)        .07         .21
                                                    ---------   ---------   ---------   ---------   ---------
      Total from investment operations                   (.28)       (.08)       (.08)        .08         .22
                                                    ---------   ---------   ---------   ---------   ---------
Less distributions:
   Dividends from net investment income                     -           -           -        (.01)          -
   Distributions from net realized gains                    -           -        (.02)       (.05)       (.05)
                                                    ---------   ---------   ---------   ---------   ---------
      Total distributions                                   -           -        (.02)       (.06)       (.05)
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value, end of year                        $     .70   $     .98   $    1.06   $    1.16   $    1.14
                                                    =========   =========   =========   =========   =========
Total return (a)                                       (28.14)%     (7.74)%     (7.02)%      7.17%      22.33%
Net assets, end of year  (in thousands)             $  20,465   $  26,879   $  27,865   $  22,570   $  11,088
Ratio of expenses to average daily
  net assets (b)                                         1.05%        .99%        .95%        .85%        .85%
Ratio of net investment income to
  average daily net assets (b)                            .40%        .37%        .39%        .60%        .69%
Portfolio turnover rate (excluding
  short-term securities)                                 32.3%       52.6%       44.5%      103.4%      164.0%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Minnesota Life voluntarily absorbed $50,401, $60,312, $84,884, $102,703 and $114,468 in expenses for the years ended December 31, 2002, 2001, 2000, 1999 and 1998. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.26%, 1.20%, 1.27%, 1.48% and 2.53%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .19%, .16%, .07%, (.03)% and (.99)%, respectively.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

MICRO-CAP GROWTH PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------
                                                       2002        2001      2000(c)       1999        1998
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value beginning of year                   $    1.55   $    1.75   $    2.51   $    1.01   $    0.89
                                                    ---------   ---------   ---------   ---------   ---------
Income from investment operations:
   Net investment loss                                   (.01)       (.01)       (.01)          -           -
   Net gains (losses) on securities
     (both realized and unrealized)                      (.67)       (.19)       (.44)       1.50         .12
                                                    ---------   ---------   ---------   ---------   ---------
      Total from investment operations                   (.68)       (.20)       (.45)       1.50         .12
                                                    ---------   ---------   ---------   ---------   ---------
Less distributions:
   Distributions from net realized gains                    -           -        (.31)          -           -
                                                    ---------   ---------   ---------   ---------   ---------
      Total distributions                                   -           -        (.31)          -           -
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value, end of year                        $     .87   $    1.55   $    1.75   $    2.51   $    1.01
                                                    =========   =========   =========   =========   =========
Total return (a)                                       (43.64)%    (11.33)%    (21.05)%    148.77%      13.44%
Net assets, end of year  (in thousands)             $  24,504   $  45,029   $  52,176   $  42,554   $   8,034
Ratio of expenses to average daily
  net assets (b)                                         1.34%       1.35%       1.30%       1.25%       1.25%
Ratio of net investment income (loss) to
  average daily net assets (b)                          (1.10)%     (1.00)%      (.46)%      (.47)%      (.40)%
Portfolio turnover rate (excluding
  short-term securities)                                 67.6%       71.2%      102.7%      108.5%       67.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Minnesota Life voluntarily absorbed $36,055, $24,008, $26,838, $50,020 and $46,960 in expenses for the years ended December 31, 2002, 2001, 2000, and 1999, respectively. Had the Portfolio paid all fees and expenses, the ratio of expense to average daily net assets would have been 1.45%, 1.40%, 1.35%, 1.57%, and 2.10%, respectively, and the ratio of net investment income
    (loss) to average daily net assets would have been (1.21)%, (1.05)%, (.50)%, (.79)% and (1.25)%, respectively.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

REAL ESTATE SECURITIES PORTFOLIO

                                                                                                        PERIOD FROM
                                                                                                           MAY 1,
                                                                YEAR ENDED DECEMBER 31,                  1998(a) TO
                                                    -----------------------------------------------     DECEMBER 31,
                                                      2002         2001        2000(d)       1999           1998
                                                    --------     --------     --------     --------     ------------
Net asset value beginning of period                 $    .96     $    .90     $    .76     $    .83       $   1.02
                                                    --------     --------     --------     --------       --------
Income from investment operations:
   Net investment income                                 .03          .03          .04          .04             .03
   Net gains (losses) on securities
     (both realized and unrealized)                      .03          .06          .15         (.07)          (.19)
                                                    --------     --------     --------     --------       --------
      Total from investment operations                   .06          .09          .19         (.03)          (.16)
                                                    --------     --------     --------     --------       --------
Less distributions:
   Dividends from net investment income                    -         (.03)        (.04)        (.03)          (.03)
   Tax return of capital                                   -            -         (.01)        (.01)             -
                                                    --------     --------     --------     --------       --------
      Total distributions                                  -         (.03)        (.05)        (.04)          (.03)
                                                    --------     --------     --------     --------       --------
Net asset value, end of period                      $   1.02     $    .96     $    .90     $   0.76       $   0.83
                                                    ========     ========     ========     ========       ========
Total return (b)                                        6.97%       10.03%       25.61%       (3.89)%       (14.90)%
Net assets, end of year  (in thousands)             $ 33,912     $ 15,638     $  9,947     $  5,826       $  5,322
Ratio of expenses to average daily
  net assets (c)                                        1.00%        1.00%        .97%         .90%            .90%(e)
Ratio of net investment income to
  average daily net assets (c)                          3.38%        4.43%        5.32%        4.58%          5.54%(e)
Portfolio turnover rate (excluding
  short-term securities)                                70.2%       160.4%       143.7%       106.3%          54.0%

----------
(a) The inception of the Portfolio was May 1, 1998, when the shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $47,820, $71,008, $77,007, $63,511 and $31,736 in expenses for the years ended December 31, 2002, 2001, 2000, 1999 and the period ended December 31, 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.18%, 1.59%, 2.03%, 2.05% and 1.90%, respectively, and the ratio of net investment income to average daily net assets would have been 3.23%, 3.84%, 4.26%, 3.43% and 4.54%, respectively.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(e) Adjusted to an annual basis.

                                                      Advantus Series Fund, Inc.
                                                Directors and Executive Officers

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of the Fund, and also serve in the same capacity for each of the other eleven Advantus Funds (the Advantus Funds are the twelve registered investment companies, consisting of 29 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                                         POSITION WITH FUND
NAME, ADDRESS(1)                         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
AND AGE                                  TIME SERVED                   DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

William N. Westhoff                      Director since                Retired since July 2002, prior there to
Age: 55                                  July 23, 1998                 President, Treasurer and Director, Advantus
                                                                       Capital Management, Inc.; Senior Vice
                                                                       President and Treasurer, Minnesota Life
                                                                       Insurance Company since April 1998;
                                                                       Senior Vice President, Global Investments,
                                                                       American Express Financial Corporation,
                                                                       Minneapolis, Minnesota, from
                                                                       August 1994 to October 1997

Frederick P. Feuerherm                   Vice President,               Vice President, Assistant Secretary and
Age: 56                                  Director and                  Director, Advantus Capital Management,
                                         Treasurer since               Inc.; Vice President, Minnesota Life
                                         July 13, 1994                 Insurance Company; Vice President,
                                                                       Minnesota Mutual Companies, Inc.; Vice
                                                                       President, Securian Financial Group, Inc.;
                                                                       Vice President, Securian Holding Company;
                                                                       Vice President and Director, MIMLIC
                                                                       Funding, Inc. (entity holding legal title to
                                                                       bonds beneficially owned by certain clients
                                                                       of Advantus Capital); Vice President and
                                                                       Assistant Secretary, MCM Funding 1997-1,
                                                                       Inc. and MCM Funding 1998-1, Inc. (entities
                                                                       holding legal title to mortgages beneficially
                                                                       owned by certain clients of Advantus
                                                                       Capital); Treasurer, Ministers Life Resources,
                                                                       Inc.; Treasurer, The Ministers Life
                                                                       Insurance Company

                                         POSITION WITH FUND
NAME, ADDRESS(1)                         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
AND AGE                                  TIME SERVED                   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Ralph D. Ebbott                          Director since                Retired, Vice President and Treasurer of
Age: 75                                  October 22, 1985              Minnesota Mining and Manufacturing
                                                                       Company (industrial and consumer
                                                                       products) through June 1989

William C. Melton                        Director since                Founder and President of Melton Research
Age: 55                                  April 25, 2002                Inc. since 1997; member of the Advisory
                                                                       Board of Macroeconomic Advisors LLC since
                                                                       1998; member, Minneapolis StarTribune
                                                                       Board of Economists since 1986; member,
                                                                       State of Minnesota Council of Economic
                                                                       Advisors from 1988 to 1994; various
                                                                       senior positions at American Express
                                                                       Financial Advisors (formerly Investors
                                                                       Diversified Services and, thereafter,
                                                                       IDS/American Express) from 1982 through
                                                                       1997, including Chief Economist and,
                                                                       thereafter, Chief International Economist

Ellen S. Berscheid                       Director since                Regents' Professor of Psychology at the
Age: 66                                  October 22, 1985              University of Minnesota

OTHER EXECUTIVE OFFICERS

Dianne M. Orbison                        President since               President and Treasurer, Advantus Capital
Age: 50                                  July 25, 2002                 Management, Inc.; Vice President and
                                                                       Treasurer, Minnesota Life Insurance
                                                                       Company; Vice President and Treasurer,
                                                                       Minnesota Mutual Companies, Inc.; Vice
                                                                       President and Treasurer, Securian Financial
                                                                       Group, Inc.; Vice President and Treasurer,
                                                                       Securian Holding Company; President and
                                                                       Treasurer, MIMLIC Funding, Inc. (entity
                                                                       holding legal title to bonds beneficially
                                                                       owned by certain clients of Advantus
                                                                       Capital); President and Treasurer, MCM
                                                                       Funding 1997-1, Inc. and MCM Funding
                                                                       1998-1, Inc. (entities holding legal title to
                                                                       mortgages beneficially owned by certain
                                                                       clients of Advantus Capital)

                                         POSITION WITH FUND
NAME, ADDRESS(1)                         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
AND AGE                                  TIME SERVED                   DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS -- CONTINUED

Michael J. Radmer                        Secretary since               Partner with the law firm of Dorsey &
Dorsey & Whitney LLP                     April 16, 1998                Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 57

----------
(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Minnesota Life, toll free, at (800) 995-3850.

                 (This page has been left blank intentionally.)

THIS OFFERING IS AVAILABLE THROUGH SECURIAN FINANCIAL SERVICES, INC., A REGISTERED BROKER/DEALER. SECURIAN FINANCIAL SERVICES, INC. IS AN AFFILIATE OF MINNESOTA LIFE.

THIS REPORT MAY BE USED AS SALES LITERATURE IN CONNECTION WITH THE OFFER OR SALE OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS FUNDED BY ADVANTUS SERIES FUND, INC. ("FUND") IF PRECEDED OR ACCOMPANIED BY (a) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (b) THE CURRENT VARIABLE ANNUITY PERFORMANCE REPORT, ADJUSTABLE INCOME ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT AND VARIABLE ADJUSTABLE LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT, RESPECTIVELY.

[SECURIAN FINANCIAL SERVICES LOGO]

SECURIAN FINANCIAL SERVICES, INC.
SECURITIES DEALER, MEMBER NASD/SIPC
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098
(1.888.237.1838)

3010-2003-5959N

ABOUT MINNESOTA LIFE

FOUNDED IN 1880, MINNESOTA LIFE INSURANCE COMPANY SERVES MILLIONS OF PEOPLE WITH A WIDE RANGE OF INSURANCE AND INVESTMENT PRODUCTS FOR INDIVIDUALS, FAMILIES AND BUSINESSES. WE PROVIDE MORE THAN $220 BILLION OF LIFE INSURANCE PROTECTION AND MANAGE MORE THAN $20 BILLION IN ASSETS. ONE OF THE MOST HIGHLY-RATED LIFE INSURERS IN AMERICA, WE WILL BE THERE WHEN OUR CLIENTS NEED US.


[MINNESOTA LIFE LOGO]                                         PRESORTED STANDARD
A MINNESOTA MUTUAL COMPANY                                     U.S. POSTAGE PAID
                                                                  ST. PAUL MN
400 Robert Street North                                         PERMIT NO. 3547
St. Paul, MN  55101-2098
www.minnesotalife.com

ADDRESS SERVICE REQUESTED

(C)2001 Minnesota Life Insurance Company.
All rights reserved.

F. 38897  Rev. 1-2003